                                                         SEC File Nos. 333-94779
                                                                       811-09215

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        POST-EFFECTIVE AMENDMENT NO. 2 TO

                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

A.    Exact Name of Trust: THE TRAVELERS FUND UL III FOR VARIABLE LIFE INSURANCE
                           -----------------------------------------------------

B.    Name of Depositor:  THE TRAVELERS INSURANCE COMPANY
                          -------------------------------

C.    Complete Address of Depositor's Principal Executive Offices:

      One Tower Square,
      Hartford, Connecticut  06183

D.    Name and Complete Address of Agent for Service:

      Ernest J. Wright, Secretary
      The Travelers Insurance Company
      One Tower Square
      Hartford, Connecticut  06183

It is proposed that this filing will become effective (check appropriate box):

      _____  immediately upon filing pursuant to paragraph (b)
      __X__  on May 1, 2002 pursuant to paragraph (b)
      _____  60 days after filing pursuant to paragraph (a)(1)
      _____  on __________ pursuant to paragraph (a)(1) of Rule 485.
      _____  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E.    Title of securities being registered: Pursuant to Rule 24f-2 under the
      Investment Company Act of 1940 the Registrant hereby declares that an indefinite amount of its variable life insurance policies is being registered under the Securities Act of 1933.

F.    Approximate date of proposed public offering:  As soon as practicable following the effectiveness of the Registration Statement

      _____  Check the box if it is proposed that this filing will become effective on ____ at ___ pursuant to Rule 487. ______

                         RECONCILIATION AND TIE BETWEEN
                         FORM N-8B-2 AND THE PROSPECTUS

ITEM NO. OF
FORM N-8B-2   CAPTION IN PROSPECTUS
-----------   ---------------------

   1          Cover page
   2          Cover page
   3          Not applicable
   4          The Company; Distribution
   5          The Travelers Fund UL III for Variable Life Insurance
   6          The Travelers Fund UL III for Variable Life Insurance
   7          Not applicable
   8          Not applicable
   9          Legal Proceedings and Opinion
   10         Prospectus Summary; The Company; The Travelers Fund UL III for
              Variable Life Insurance, The Investment Options; How the Policy
              Works; Transfers of Contract Value; The Separate Account and
              Valuation; Voting Rights; Disregard of Voting Rights; Dividends;
              Lapse and Reinstatement
   11         Prospectus Summary; The Investment Options
   12         Prospectus Summary; The Investment Options
   13         Charges and Deductions; Distribution
   14         How the Policy Works
   15         Prospectus Summary; Applying Premium Payments
   16         The Investment Options; Applying Premium Payments
   17         Prospectus Summary; Right to Cancel; The Separate Account and
              Valuation; Surrender, Policy Loans; Exchange Rights
   18         The Investment Options; Charges and Deductions; Federal Tax
              Considerations; Dividends
   19         Statements to Policy Owners
   20         Not applicable
   21         Policy Loans
   22         Not applicable
   23         Not applicable
   24         Not applicable
   25         The Company
   26         Not applicable
   27         The Company
   28         The Company; Management
   29         The Company
   30         Not applicable
   31         Not applicable
   32         Not applicable
   33         Not applicable
   34         Not applicable
   35         The Company; Distribution
   36         Not applicable
   37         Not applicable
   38         Distribution
   39         The Company; Distribution
   40         Not applicable
   41         The Company; Distribution
   42         Not applicable
   43         Not applicable
   44         Applying Premium Payments; Accumulation Unit Values
   45         Not applicable

ITEM NO. OF
FORM N-8B-2   CAPTION IN PROSPECTUS
-----------   ---------------------

   46         The Separate Account and Valuation; Access to Contract Values
   47         The Investment Options
   48         Not applicable
   49         Not applicable
   50         Not applicable
   51         Prospectus Summary; The Company; How the Policy Works; Death
              Benefits and Lapse and Reinstatement
   52         The Investment Options
   53         Federal Tax Considerations
   54         Not applicable
   55         Not applicable
   56         Not applicable
   57         Not applicable
   58         Not applicable
   59         Financial Statements

PROSPECTUS
May 1, 2002

Travelers Corporate Owned Variable
Universal Life Insurance 2000

This Prospectus describes Travelers Corporate Owned Variable universal (flexible premium) Life Insurance Policies (the “Policy”) offered by The Travelers Insurance Company (the “Company”). The policy is designed generally for use by corporations and employers. The Policy Owner (“you”) chooses the amount of life insurance coverage desired with a minimum Stated Amount of $50,000 and a minimum Target Premium of $100,000. You direct the net premium payment to one or more of the variable funding options (the “Investment Options”) and/or the Fixed Account.

During the Policy’s Right to Cancel Period, the Applicant may return the Policy to the Company for a refund. The Right to Cancel Period expires on the latest of ten days after you receive the Policy, ten days after we mail or deliver to you a written Notice of Right to Cancel, or 45 days after the Applicant signs the application for insurance (or later if state laws requires).

The Policy has no guaranteed minimum Contract Value. The Contract Value of the Policy will vary to reflect the investment performance of the Investment Options to which you have directed your premium payments. You bear the investment risk under this Policy. The Contract Value is reduced by the various fees and charges assessed under the Policy, as described in this Prospectus. The Policy will remain in effect for as long as the Cash Surrender Value can pay the monthly Policy charges (subject to the Grace Period provision).

We offer three death benefit options under the Policy — the “Level Option,” the “Variable Option,” and the “Annual Increase Option.” Under any option, the death benefit will never be less than the Amount Insured (less any outstanding Policy loans or Monthly Deduction Amounts due and unpaid). You choose one at the time you apply for the Policy; however you may change the death benefit option, subject to certain conditions.

This Policy may be or become a modified endowment Policy under federal tax law. If so, any partial withdrawal, Policy surrender or loan may result in adverse tax consequences or penalties.

    Replacing existing insurance with this Policy may not be to your advantage. Each of the Underlying Fund Prospectuses are included with the package containing this Prospectus. All Prospectuses should be read and retained for future reference.
    Neither the Securities and Exchange Commission nor any state securities commission have approved or disapproved these Securities or determined if this Prospectus is complete or truthful. Any representation to the contrary is a criminal offense.
    Variable life insurance policies are not deposits or obligations of, or endorsed or guaranteed by any bank, nor are they federally insured or otherwise protected by the FDIC, the Federal Reserve Board, or any other agency; they are subject to investment risks, including possible loss of principal investment.

TABLE OF CONTENTS

Glossary of Special Terms	3	Accumulation Unit Value	27
Prospectus Summary	5	Net Investment Factor	27
General Description	12	Changes to the Policy	27
Group or Individual Policy	12	General	27
The Application	12	Changes in Death Benefit Option	28
How the Policy Works	12	Additional Policy Provisions	28
Applying Premium Payments	13	Assignment	28
The Investment Options	13	Limit on Right to Contest and Suicide
The Fixed Account	18	Exclusion	28
Policy Benefits and Rights	18	Misstatement as to Sex and Age	29
Transfers of Contract Value	18	Voting Rights	29
Investment Options	18	Other Matters	29
Fixed Account	19	Statements to Policy Owners	29
Automated Transfers	19	Suspension of Valuation	29
Dollar Cost Averaging	19	Dividends	29
Portfolio Rebalancing	19	Mixed and Shared Funding	29
Lapse and Reinstatement	19	Distribution	30
Insured Term Rider	19	Legal Proceedings and Opinion	30
Exchange Rights	20	Experts	30
Right to Cancel	20	Federal Tax Considerations	30
Access to Contract Values	20	Tax Status of the Policy	31
Policy Loans	20	Definition of Life Insurance	31
Consequences	20	Diversification	31
Policy Surrenders	20	Investor Control	32
Full Surrenders	21	Tax Treatment of Policy Benefits	32
Partial Withdrawals	21	In General	32
Death Benefit	21	Modified Endowment Contracts	32
Option 1	22	Policies Which Are Not Modified
Option 2	22	Endowment Contracts	33
Option 3	23	Treatment of Loan Interest	34
Payment of Proceeds	23	The Company’s Income Taxes	34
Payment Options	23	The Company	34
Maturity Benefits	24	Management	35
Charges and Deductions	24	Example of Policy Charges	36
General	24	Illustrations	37
Charges Against Premium	24	Appendix A (Performance Information)	A-1
Sales Expense Charges	24	Appendix B (Target Premiums)	B-1
Monthly Deduction Amount	25	Appendix C (Cash Value Accumulation
Cost of Insurance Charge	25	Test Factors)	C-1
Monthly Policy Charge	25	Appendix D (Funds closed to new Cases)	D-1
Monthly Per $1,000 Charge	25	Financial Statements — Fund UL III
Asset-Based Charges	25	Financial Statements — The Travelers
Mortality and Expense Risk Charge	25	Insurance Company
Underlying Fund Expenses	25
Transfer Charge	26
Reduction or Modification of Charges	26
The Separate Account and Valuation	26
The Travelers Fund UL III for Variable Life
Insurance (Fund UL III)	26
How the Contract Value Varies	27

2

Glossary of Special Terms

Accumulation Unit — a standard of measurement used to calculate the values allocated to the Investment Options.

Amount Insured — Under Option 1, the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the “Minimum Amount Insured”). Under Option 2 the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured’s death) or, if greater, the Minimum Amount Insured. Under Option 3, the Amount Insured will be equal to the Stated Amount of the policy plus premium payments minus any partial surrenders.

Andesa, TPA, Inc. — The third party administrator for this product, located at 1605 North Cedar Crest Blvd., Suite 502, Allentown, PA 18104-2351.

Beneficiary(ies) — the person(s) named to receive the benefits of this Policy at the Insured’s death.

Cash Surrender Value — the Contract Value less any outstanding Policy loans.

Contract Value — the current value of Accumulation Units credited to each of the Investment Options available under the Policy, plus the value of the Fixed Account and the value of the Loan Account.

Company’s Home Office — the principal executive offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut 06183.

Death Benefit — the amount payable to the Beneficiary if the Insured dies while the policy is in force.

Deduction Date — the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy’s Contract Value.

Fixed Account — part of the General Account of the Company.

General Account — made up of all our assets other than those held in the Separate Account.

Insured — the person on whose life the Policy is issued and who is named on Schedule A of the Application.

Investment Options — the segments of the Separate Account to which you may allocate premiums or Contract Value. Each Investment Option invests directly in a corresponding Underlying Fund.

Issue Date — the date on which the Policy is issued by the Company for delivery to the Policy Owner.

Loan Account — an account in the Company’s general account to which we transfer the amount of any Policy loan, and to which we credit a fixed rate of interest.

Maturity Date — The anniversary of the Policy Date on which the Insured is age 100.

Minimum Amount Insured — the amount of Death Benefit required to qualify this Policy as life insurance under federal tax law.

Monthly Deduction Amount — the amount of charges deducted from the Policy’s Contract Value which includes cost of insurance charges, administrative charges, and any charges for benefits associated with any rider(s).

Net Amount At Risk — the Amount Insured for the month divided by 1.0032734 minus the Contract Value.

Net Premium — the amount of each premium payment, minus the deduction of any front-end sales expense charges.

Outstanding Policy Loan — Amount owed the Company as a result of policy loans including both principal and accrued interest.

Planned Premium — the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.

Policy Date — the date on which the Policy, benefits and provisions of the Policy become effective. This date will not be on the 29th, 30th, or 31st of any month.

4

Policy Month — monthly periods computed from the Policy Date.

Policy Owner(s) (you, your or Owner) — the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured(s).

Policy Years — annual periods computed from the Policy Date.

Separate Account — assets set aside by The Travelers Insurance Company, the investment performance of which is kept separate from that of other assets of The Travelers Insurance Company; for example, The Travelers Fund UL III for Variable Life Insurance.

Stated Amount — the amount originally selected by the Policy Owner used to determine the Death Benefit, or as may be increased or decreased as described in this Prospectus.

Surrender Value — Cash Surrender Value plus any additional amount paid upon a full cash surrender.

Target Premium — the level annual premium above which the sales expense charges are reduced. Refer to Appendix B.

Underlying Fund — the underlying mutual fund(s) that correspond to each Investment Option. Each Investment Option invests directly in an Underlying Fund.

Underwriting Period — the time period from when we receive a completed Application until the Issue Date.

Valuation Date — a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading and the Company is open for business. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

Valuation Period — the period between the close of business on successive Valuation Dates.

5

Prospectus Summary

What is Corporate Owned Variable Universal Life Insurance?

This Flexible Premium Variable Life Insurance Policy is designed for corporations and employees to provide insurance protection on the life of Insured employees and to build Contract Value. In addition, under certain circumstances, individuals may purchase a Policy. Unlike traditional, fixed-premium life insurance, the Policy allows you, as the owner, to allocate your premium, or transfer Contract Value to various Investment Options and a Fixed Account. These Investment Options include equity, bond, money market and other types of portfolios. Your Contract Value will change daily, depending on investment return. No minimum amount is guaranteed as in a traditional life insurance policy.

Summary of Features

Investment Options: You have the ability to choose from a wide variety of Investment Options. The Investment Options invest directly in the Underlying Funds. These professionally managed stock, bond and money market funds cover a broad spectrum of investment objectives and risk tolerance. The following Investment Options (subject to state availability) are available currently:

EMERGING MARKETS	LARGE CAP (cont.)
Credit Suisse Emerging Markets Portfolio	Alliance Premier Growth Portfolio – Class B
INTERNATIONAL	American Century VP Ultra Fund
Lazard International Stock Portfolio	American Funds Growth Fund – Class 2
Putnam VT International Growth Fund – Class IB Shares	American Funds Growth – Income Fund – Class 2
Scudder VIT EAFE® Equity Index Fund	Capital Appreciation Fund (Janus)
Smith Barney International All Cap Growth Portfolio	Dreyfus VIF Appreciation Portfolio – Initial Shares
Templeton Foreign Securities Fund – Class 2	Equity Income Portfolio (Fidelity)
GLOBAL	Equity Index Portfolio – Class I
American Funds Global Growth Fund – Class 2	Fidelity VIP Contrafund® Portfolio – Service Class 2
Janus Aspen Series Worldwide Growth Portfolio – Service Shares	Large Cap Portfolio (Fidelity)
TECHNOLOGY	MFS Research Portfolio
Janus Aspen Series Global Technology Portfolio – Service Shares	Salomon Brothers Variable Investors Fund
SMALL CAP	Smith Barney Large Cap Growth Portfolio
Dreyfus VIF Small Cap Portfolio	Social Awareness Stock Portfolio (Smith Barney)
Franklin Small Cap Fund – Class 2	Van Kampen Enterprise Portfolio
Putnam VT Small Cap Value Fund – Class IB Shares	BALANCED
Scudder VIT Small Cap Index Fund	Fidelity VIP Asset Manager Portfolio – Initial Class
MID CAP/MULTI CAP	Janus Aspen Series Balanced Portfolio – Service Shares
Fidelity VIP Mid Cap Portfolio – Service Class 2	MFS Total Return Portfolio
MFS Emerging Growth Portfolio	Salomon Brothers Variable Total Return Fund
MFS Mid Cap Growth Portfolio	BOND
Pioneer Mid-Cap Value VCT Portfolio – Class II Shares	PIMCO Total Return Portfolio – Administrative Class
Putnam VT Voyager II Fund – Class IB Shares	Salomon Brothers Variable Strategic Bond Fund
Salomon Brothers Variable Capital Fund	Travelers Convertible Securities Portfolio
Smith Barney Aggressive Growth Portfolio	Travelers High Yield Bond Trust
Smith Barney Fundamental Value Portfolio	Travelers Quality Bond Portfolio
Travelers Disciplined Mid-Cap Stock Portfolio	Travelers U.S. Government Securities Portfolio
LARGE CAP	MONEY MARKET
AIM Capital Appreciation Portfolio	Travelers Money Market Portfolio
Alliance Growth Portfolio	REAL ESTATE
Alliance Growth & Income Portfolio – Class B	Delaware VIP REIT Series – Standard Class

6

Additional Investment Options may be added from time to time. For more information, see “The Investment Options.” Refer to each Fund’s prospectus for a complete description of the investment objectives, restrictions and other material information.

Fixed Account: The Fixed Account is funded by the assets of the General Account. The Contract Value allocated to the Fixed Account is credited with interest daily at a rate declared by the Company. The interest rate declared is at the Company’s sole discretion, but may never be less than 3%.

Premiums: When applying for your Policy, you state how much you intend to pay, and whether you will pay annually, semiannually or monthly. You may also make unscheduled premium payments in any amount, subject to the limitations described in this prospectus.

You indicate on your application what percentage of each Net Premium you would like allocated to the Investment Options and/or the Fixed Account. You may not allocate less than 5% of each Net Premium to any Investment Option and/or Fixed Account and allocations must be in whole percentages. You may change your allocations by writing to the Company or by calling 1-800-942-COLI (1-800-942-2654).

During the Underwriting Period, any premium paid will be held in a non-interest bearing account. After the Policy Date and until the applicants’ right to cancel has expired, your Net Premium will be invested in the Money Market Portfolio unless you purchase the Contract in a state which permits us to refund Contract Value. Then you may invest your Net Premium in any Investment Option during the right to cancel period. After that, the Contract Value will be distributed to each Investment Option in the percentages indicated on your application.

Right to Examine Policy: You may return your Policy for any reason and receive a full refund of your premium or Contract Value, as required by state law, by mailing us the Policy and a written request for cancellation within a specified period.

Death Benefits: At time of application, you select a death benefit option. Under certain conditions you may be able to change the death benefit option at a later date. The options available are:

    Level Option (Option 1): the Amount Insured will equal the greater of the Stated Amount or the Minimum Amount Insured.
    Variable Option (Option 2): the Amount Insured will equal the greater of the Stated Amount of the Policy plus the Contract Value or the Minimum Amount Insured.
    Annual Increase Option (Option 3): the Amount Insured will equal the Stated Amount of the Policy plus Premiums, minus withdrawals, accumulated at a specified interest rate not to exceed 10% on an annual basis.

Policy Values: As with other types of insurance policies, this Policy can accumulate a Contract Value. The Contract Value of the Policy will increase or decrease to reflect the investment experience of the Investment Options. Monthly charges and any partial surrenders taken will also decrease the Contract Value. There is no minimum guaranteed Contract Value allocated to the Investment Options. As discussed below, any premium payment allocated to the Fixed Account is credited with a minimum guarantee of 3% in any given year.

    Access to Policy Values: You may borrow up to 100% of your Policy’s Cash Surrender Value. (See “Policy Loans” for loan impact on coverage and policy values.)

You may cancel all or a portion of your Policy while the Insured is living and receive all or a portion of the Cash Surrender Value.

Transfers of Policy Values: You may transfer all or a portion of your Contract Value among the Investment Options. There are restrictions on the transfer of your Contract Value to and from the Fixed Account. You may do this by writing to the Company.

You can use automated transfers to take advantage of dollar cost averaging — investing a fixed amount at regular intervals. For example, you might have a set amount transferred from a relatively conservative Investment Option to a more aggressive one, or to several others.

7

Grace Period: If the Cash Surrender Value of your Policy becomes less than the amount needed to pay the Monthly Deduction Amount, you will have 61 days to pay a premium to cover the Monthly Deduction Amount. If the premium is not paid, your Policy will lapse.

Exchange Rights: During the first two Policy Years, you can elect to irrevocably transfer all Contract Value in the Investment Options to the Fixed Account.

Tax Consequences: Currently, the federal tax law excludes all Death Benefit payments from the gross income of the Beneficiary. At any point in time, the Policy may become a modified endowment contract (“MEC”). A MEC has an income-first taxation of all loans, pledges, collateral assignments or partial surrenders. A 10% penalty tax may be imposed on such income distributed before the Policy Owner attains age 59½. The Company has established safeguards for monitoring whether a Policy may become a MEC.

Charges and Deductions: Your Policy is subject to charges, which compensate the Company for administering and distributing the Policy, as well as paying Policy benefits and assuming related risks. These charges are summarized below, and explained in detail under “Charges and Deductions.”

Policy Charges

    Sales Expenses Charges — We deduct a sales charge from each premium payment received. The sales charges are summarized in the chart below. An increase in Stated Amount is treated as a newly issued contract for purposes of computing the Sales Expense Charge.
	SALES EXPENSE CHARGES ON A CURRENT BASIS		SALES EXPENSE CHARGES ON A GUARANTEED BASIS

POLICY YEARS	Up to Target Premium	Above Target Premium	Up to Target Premium	Above Target Premium

Years 1-2	10%	6%	12%	8%
Years 3-7	8%	4%	12%	8%
Years 8+	3.5%	3.5%	12%	8%
    Currently, 2.25% of the Sales Expense Charge is designed to compensate us for state premium taxes owed by the Company associated with the receipt of premium, which cost is borne by the Policy Owner. These taxes vary from state to state, and 2.25% is an average. In some states, there may be no premium taxes associated with premium. Likewise, 1.25% of the Sales Expense Charge is designed to compensate us for federal taxes associated with the receipt of premium, which cost is borne by the Policy Owner.
    Monthly Deduction — deductions taken from the value of your Policy each month to cover:
(1)	cost of insurance charges;

(2)	a current Policy Fee of $5.00 (guaranteed not to exceed $10);

(3)	a sales expense charge of $.10 per $1,000 of Stated Amount; and

(4)	charges for optional rider(s).

    Surrender Charge — There is no surrender charge.

Asset-Based Charges

(Not Assessed on Contract Values in the Fixed Account)

    Mortality and Expense Risk Charge (M&E) — applies to the assets of the Investment Options on a daily basis which equals:
Policy Years	M&E Charge on a Current Basis (annual)	M&E Charge on a Guaranteed Basis (annual)

1-25	0.20%	0.75%
Years 26+	0.05%	0.75%
8

Underlying Fund Fees

The Separate Account purchases shares of the Underlying Funds at net asset value. The net asset value already reflects the deduction of each Fund’s Total Operating Expenses. Therefore you are indirectly bearing the costs of Fund expenses. We receive payments from some of the Funds or their affiliates for providing administrative or other services for a Fund. These payments vary in amount and currently we receive fees at an annual rate of up to approximately 0.50% of the average net amount invested in a Fund on behalf of Travelers’ separate accounts. These payments by the Funds do not result in any charge to you in addition to the Total Operating Expenses disclosed for each Fund below.

The next table describes each Fund’s fees and expenses as of December 31, 2001. Refer to Appendix D for information on Funds that are closed to new Cases. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Funding Options:	Management Fee (after expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (after expense reimbursement)	Total Annual Operating Expenses (after expense reimbursement)

Capital Appreciation Fund	0.75%	—	0.09%	0.84%
High Yield Bond Trust	0.50%	—	0.23%	0.73%
Money Market Portfolio (Travelers)	0.32%	—	0.08%	0.40%(1)
Alliance Variable Product Series Fund, Inc.
Growth and Income Portfolio — Class B*	0.63%	0.25%	0.04%	0.92%
Premier Growth Portfolio — Class B*	1.00%	0.25%	0.04%	1.29%
American Century Variable Products, Inc.
VP Ultra Fund	1.00%	—	—	1.00%(2)
American Variable Insurance Series
Global Growth Fund — Class 2*	0.66%	0.25%	0.04%	0.95%
Growth Fund — Class 2*	0.37%	0.25%	0.01%	0.63%
Growth-Income Fund — Class 2*	0.33%	0.25%	0.02%	0.60%
Credit Suisse Trust
Credit Suisse Emerging Markets Portfolio	0.76%	—	0.64%	1.40%(3)
Delaware VIP Trust
VIP REIT Series	0.75%	—	0.14%	0.89%(4)
Deutsche Asset Management VIT Funds
EAFE® Equity Index Fund	0.45%	—	0.20%	0.65%(6)
Small Cap Index Fund	0.35%	—	0.10%	0.45%(7)
Dreyfus Variable Investment Fund
Appreciation Portfolio — Initial Shares	0.75%	—	0.03%	0.78%(8)
Small Cap Portfolio — Initial Shares	0.75%	—	0.04%	0.79%(8)
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund — Class 2*	0.45%	0.25%	0.31%	1.01%(9)
Templeton Foreign Securities Fund — Class 2*	0.68%	0.25%	0.22%	1.15%(10)
Greenwich Street Series Fund
Equity Index Portfolio — Class I Shares	0.21%	—	0.02%	0.23%(11)
Fundamental Value Portfolio	0.75%	—	0.02%	0.77%(11)
9

Funding Options:	Management Fee (after expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (after expense reimbursement)	Total Annual Operating Expenses (after expense reimbursement)

Janus Aspen Series
Balanced Portfolio — Service Shares*	0.65%	0.25%	0.01%	0.91%
Global Technology Portfolio — Service Shares*	0.65%	0.25%	0.05%	0.95%
Worldwide Growth Portfolio — Service Shares*	0.65%	0.25%	0.04%	0.94%
PIMCO Variable Insurance Trust
Total Return Portfolio	0.25%	—	0.40%	0.65%(12)
Pioneer Variable Contracts Trust
Pioneer Mid-Cap Value VCT Portfolio — Class II*	0.65%	0.25%	0.21%	1.11%
Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares*	0.76%	0.25%	0.18%	1.19%
Putnam VT Small Cap Value Fund — Class IB Shares*	0.80%	0.25%	0.30%	1.35%
Putnam VT Voyager II Fund — Class IB Shares*	0.70%	0.25%	0.77%	1.72%
Salomon Brothers Variable Series Fund Inc.
Capital Fund	0.83%	—	0.17%	1.00%(13)
Investors Fund	0.70%	—	0.12%	0.82%(14)
Strategic Bond Fund	0.64%	—	0.36%	1.00%(15)
Total Return Fund	0.66%	—	0.34%	1.00%(16)
The Travelers Series Trust
Convertible Securities Portfolio	0.60%	—	0.19%	0.79%(18)
Disciplined Mid Cap Stock Portfolio	0.70%	—	0.13%	0.83%
Equity Income Portfolio	0.75%	—	0.04%	0.79%(19)
Large Cap Portfolio	0.75%	—	0.04%	0.79%(20)
Lazard International Stock Portfolio	0.83%	—	0.18%	1.01%
MFS Emerging Growth Portfolio	0.75%	—	0.14%	0.89%
MFS Mid Cap Growth Portfolio	0.80%	—	0.12%	0.92%
MFS Research Portfolio	0.80%	—	0.12%	0.92%
Social Awareness Stock Portfolio	0.61%	—	0.13%	0.74%
Travelers Quality Bond Portfolio	0.32%	—	0.13%	0.45%
U.S. Government Securities Portfolio	0.32%	—	0.13%	0.45%
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	0.80%	—	0.03%	0.83%(21)
Alliance Growth Portfolio	0.80%	—	0.02%	0.82%(21)
MFS Total Return Portfolio	0.80%	—	0.03%	0.83%(21)
Smith Barney Aggressive Growth Portfolio	0.80%	—	0.04%	0.84%(21)
Smith Barney International All Cap Growth Portfolio	0.90%	—	0.10%	1.00%(21)
Smith Barney Large Capitalization Growth Portfolio	0.75%	—	0.03%	0.78%(21)
Van Kampen Enterprise Portfolio	0.70%	—	0.04%	0.74%(21)
10

Funding Options:	Management Fee (after expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (after expense reimbursement)	Total Annual Operating Expenses (after expense reimbursement)

Variable Insurance Products Fund II
Asset Manager Portfolio — Initial Class	0.53%	—	0.10%	0.63%(22)
Contrafund® Portfolio — Service Class 2*	0.58%	0.25%	0.07%	0.90%(23)
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2*	0.58%	0.25%	0.05%	0.88%(24)

______________

*	The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

Notes

     (1)    Travelers Insurance reimbursed the portfolio for $44,028 in expenses for the year ended December 31, 2001 (the portfolio’s fiscal year end). If such expenses were not reimbursed the actual expense ratio would have been 0.42%. For the year ended December 31, 2001, there was a voluntary expense limitation. As a result of the voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.40%.

     (2)    VP Ultra will pay the advisor a unified fee of 1.00% of the first $20 billion of average net assets, and 0.95% of average net assets over $20 billion. Out of that fee, the advisor pays all expenses of managing and operating the fund except for brokerage expenses, taxes, interest, fees and expenses of the independent directors and extraordinary expenses.

     (3)    Fee waivers, expense reimbursements, or expense credits reduced expenses for the Emerging Markets Portfolio during 2001, but this may be discontinued at any time. Without such arrangements, the Management Fees, Other Expenses and Total Annual Operating Expenses would equal 1.25%, 0.64% and 1.89%, respectively. The Other Expenses are based on annualized estimates of expenses for the fiscal year ending December 31, 2001, net of any fee waivers or expense reimbursements.

     (4)    The investment advisor for the Delaware VIP REIT Series is Delaware Management Company (DMC). For the period May 1, 2001 through April 30, 2002, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses would not exceed 0.85%. Without such an arrangement, the total operating expense for the Series would have been 0.89% for the fiscal year 2001. Effective May 1, 2002 through April 30, 2003, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.

     (5)    The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company (DMC). For the period May 1, 2001 through April 30, 2002, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses would not exceed 0.85%. Without such an arrangement, the total operating expense for the Series would have been 0.86% for the fiscal year 2001. Effective May 1, 2002 through April 30, 2003, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.

     (6)    Deutsche Asset Management, Inc. (The Advisor) has voluntarily agreed to waive a portion of its management fee and reimburse certain expenses. These waivers and reimbursements may be discontinued at any time. Without these expense waivers and reimbursements, Management Fee, Other Expenses and Total Operating Expenses for the EAFE Equity Index Fund would be 0.45%, 0.36%, and 0.81%, respectively.

     (7)    Deutsche Asset Management, Inc. (The Advisor) has voluntarily agreed to waive a portion of its management fee and reimburse certain expenses. These waivers and reimbursements may be discontinued at any time. Without these expense waivers and reimbursements, Management Fee, Other Expenses and Total Operating Expenses for the Small Cap Index Fund would be 0.35%, 0.28%, and 0.63%, respectively.

     (8)    The expenses shown are for the fiscal year ended December 31, 2001. Current or future expenses may be greater or less than those presented. Please consult the underlying mutual fund prospectus for more complete information.

     (9)   The Fund’s Class 2 distribution plan or “rule 12b-1 plan” is described in the Fund’s prospectus. For the Franklin Small Cap Fund the managers have agreed in advance to make estimated reductions of 0.08% of their fees to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. Those reductions are required by the Fund’s Board of Trustees and an order of the Securities and Exchange Commission. Without these reductions, Management Fees, 12b-1 Fees, Other Expenses, and Total Annual Operating Expenses for the Franklin Small Cap Fund—Class 2 would have been 0.53%, 0.25%, 0.31%, and 1.09%, respectively.

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     (10)    The Fund’s Class 2 distribution plan or “rule 12b-1 plan” is described in the Fund’s prospectus. For the Franklin Small Cap Fund and Templeton Foreign Securities Funds the managers have agreed in advance to make estimated reductions of 0.08% and 0.01% respectively, of their fees to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. Those reductions are required by the Fund’s Board of Trustees and an order of the Securities and Exchange Commission. Without these reductions, Management Fees, 12b-1 Fees, Other Expenses, and Total Annual Operating Expenses for the Templeton Foreign Securities Fund—Class 2 would have been 0.69%, 0.25%, 0.22%, and 1.16%.

     (11)    Expenses are as of December 31, 2001 (the Fund’s fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2001.

     (12)    “Other Expenses” reflects a 0.25% administrative fee, a 0.15% service fee, and 0.01% representing the Portfolio’s pro rata Trustees’ fees. PIMCO has contractually agreed to reduce total annual portfolio operating expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees’ fees, 0.65% of average daily net assets. Without such reduction, Total Annual Expenses for the fiscal year ended December 31, 2001 would have been 0.66%. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

     (13)   The Manager has waived a portion of its management fees for the year ended December 31, 2001. If such fees were not waived, the actual expenses ratio would have been 1.02%. As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.

     (14)   As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.

     (15)   The Manager has waived a portion of its management fees for the year ended December 31, 2001. If such fees were not waived, the actual expenses ratio would have been 1.11%. As a result of a voluntary expense limitation, expense ratios (excluding interest expense) will not exceed 1.00%.

     (16)   The Manager has waived all or a portion of its management fees for the year ended December 31, 2001. If such fees were not waived or expenses not reimbursed, the actual expenses ratio would have been 1.14%. As a result of a voluntary expense limitation, expense ratios (excluding interest expense) will not exceed 1.00%.

     (17)   As compensation for its advisory services, the fund pays Strong a monthly management fee at an annual rate of 0.75% of the fund’s average daily net asset value. Strong has voluntarily agreed to waive the management fee and/or absorb the fund’s other expenses so that the total annual fund operating expenses are capped at 1.20%. Strong has no current intention to, but may in the future, discontinue or modify any fee waivers or expense absorptions after any appropriate notice to the fund’s shareholders. A cap on total annual fund operating expenses lowers the fund’s overall expense ratio and increases the fund’s return to investors. Without the waiver of the Management Fee the Total Annual Operating Expenses would have been 1.30%.

     (18)   As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.80%.

     (19)   A portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Equity Income Portfolio would have been 0.85%.

     (20)   A portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Large Cap Portfolio would have been 0.84%.

     (21)   Expenses are as of October 31, 2001 (the Fund’s fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2001.

     (22)   A portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Fidelity VIP II Asset Manager Portfolio—Initial Class would have been 0.64%.

     (23)   A portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Fidelity VIP II Contrafund Portfolio—Service Class 2 would have been 0.94%.

     (24)   A portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Fidelity VIP III Mid Cap Portfolio—Service Class 2 would have been 0.94%.

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General Description

This prospectus describes a flexible premium variable life insurance policy offered by The Travelers Insurance Company to corporations and employers and individuals under certain circumstances. It provides life insurance protection on the life (of an Insured), and pays policy proceeds when the Insured dies while the policy is in effect. The policy offers:

    Flexible premium payments (you select the timing and amount of the premium)
    A selection of investment options
    A choice of three death benefit options
    Loans and partial withdrawal privileges
    The ability to increase or decrease the Policy’s Stated Amount of insurance
    Additional benefits through the use of an optional rider

This Policy is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, Contract Values and other features traditionally associated with life insurance. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured and Death Benefit may increase or decrease depending on the investment experience of the Investment Options chosen.

There may be differences in your Policy (such as differences in fees, charges and benefits) from the one described in this prospectus because of the requirements of the state where we issued your Policy. Consult your Policy for its specific terms.

Group or Individual Policy. The policy may be issued either as an individual or group policy. Under an individual or group policy, the Insured generally will be an employee. The Certificate, and Group Policy, and Individual Policies are hereafter collectively referred to as the “Policy.”

The Application. In order to become a Policy Owner, you must submit an application with information about the proposed insured. The insured must sign a life insurance consent form and provide evidence of insurability, as required. On the application, you will also indicate:

    the amount of insurance desired (the “stated amount”); minimum of $50,000 your choice of the three death benefit options
    the beneficiary(ies), and whether or not the beneficiary is irrevocable your choice of Investment Options.

Our underwriting staff will review the completed application, and, if approved, we will issue the Policy.

How the Policy Works

You make premium payments and direct them to one or more of the available Investment Options and the Fixed Account. The Policy’s Contract Value will increase or decrease depending on the performance of the Investment Options you select. In the case of Death Benefit Option 2, the Death Benefit will also vary based on the Investment Options’ performance.

If your Policy is in effect when the Insured dies, we will pay your beneficiary the Death Benefit plus any additional rider Death Benefit. Your Policy will stay in effect as long as the Policy’s Cash Surrender Value can pay the Policy’s monthly charges.

Your Policy becomes effective once our underwriting staff has approved the application and once the first premium payment has been made. The Policy Date is the date we use to determine all future transactions on the policy, for example, the deduction dates, policy months, policy years. The Policy Date may be before or the same date as the Issue Date (the date the policy was issued). During the underwriting period, any premium paid will be held in a non-interest bearing account.

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Applying Premium Payments

We apply the first premium on the later of the Issue Date or the date we receive it at our Home Office. During the Right to Cancel Period, we allocate Net Premiums to the Money Market Portfolio unless state law permits us to refund Contract Value under the Right to Cancel provision. Then, you may invest your Net Premium in any available Investment Option. At the end of the Right to Cancel Period, we direct the net premiums to the Investment Option(s) and/or the Fixed Account selected on the application, unless you give us other directions.

Any premium allocation must be at least 5% and must be in whole percentages. You may make additional payments at any time while your Policy is in force. We reserve the right to require evidence of insurability before accepting additional premium payments that result in an increased Net Amount at Risk. We will return any additional premium payments that would exceed the limits prescribed by federal income tax laws or regulations which would prevent the Policy from qualifying as life insurance.

The Investment Options are segments of the Separate Account. They correspond to Underlying Funds with the same names. The available Investment Options are listed below.

We credit your policy with accumulation units of the Investment Option(s) you have selected. We calculate the number of Accumulation Units by dividing your Net Premium Payment by each Investment Option’s Accumulation Unit Value computed after we receive your payment.

The Investment Options

The Investment Options currently available under Fund UL III are listed below. Refer to Appendix D for information on Investment Options that are closed to new Cases. There is no assurance that an Investment Option will achieve its stated objectives. We may add, withdraw or substitute Investment Options from time to time. Any changes will comply with applicable state and federal laws. For more detailed information on the investment advisers and their services and fees, please refer to the Underlying Fund’s prospectuses. Please read carefully the complete risk disclosure in each Underlying Fund’s prospectus before investing.

Funding Option	Investment Objective	Investment Adviser/Subadviser
Capital Appreciation Fund	Seeks growth of capital through the use of common stocks. Income is not an objective. The Fund invests principally in common stocks of small to large companies which are expected to experience wide fluctuations in price in both rising and declining markets.	Travelers Asset Management International Company LLC (“TAMIC”) Subadviser: Janus Capital Corp.
High Yield Bond Trust	Seeks high current income. The Fund normally invests at least 80% of its assets in below investment-grade bonds and debt securities.	TAMIC
Money Market Portfolio	Seeks high current income from short-term money market instruments while preserving capital and maintaining a high degree of liquidity.	TAMIC
Alliance Variable Product Series Fund, Inc.
Growth & Income Portfolio — Class B	Seeks to achieve reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality.	Alliance Capital Management, L.P. (“Alliance”)
Premier Growth Portfolio - Class B	Seeks long-term growth of capital by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earning momentum.	Alliance Capital Management

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Funding Option	Investment Objective	Investment Adviser/Subadviser
American Century Variable Products, Inc.
VP Ultra Fund	Seeks long-term capital growth by looking for stocks of large companies that the manager believes will increase in time, using a growth investment strategy developed by American Century.	American Century Investment Management, Inc.
American Variable Insurance Series
Global Growth Fund – Class 2	Seeks capital appreciation by investing primarily in common stock of companies located around the world.	Capital Research and Management Company
Growth Fund – Class 2	Seeks capital appreciation by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.	Capital Research and Management Company
Growth-Income Fund – Class 2	Seeks capital appreciation and income by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.	Capital Research and Management Company
Credit Suisse Trust
Credit Suisse Emerging Markets Portfolio	Seeks long-term growth of capital by investing in equity securities of companies located in or conducting a majority of their business in emerging markets.	Credit Suisse Asset Management, LLC
Delaware VIP Trust
VIP REIT Series – Standard Class	Seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. Under normal circumstances, the Series will invest at least 80% of its net assets in investments of real estate investment trusts (REITS). The Series operates as a nondiversified fund as defined by the Investment Company Act of 1940.	Delaware Management Company, Inc. Subadviser: Lincoln Investment Management, Inc.
Deutsche Asset Management VIT Funds (Scudder)
EAFE® Equity Index Fund	The Fund seeks to replicate, as closely as possible, before the deduction of expense, the performance of the EAFE index, which measures international stock market performance. Under normal circumstances, the Fund intends to invest at least 80% of its assets, determined as the time of purchase, in stocks of companies included in the EAFE index and in derivative instruments.	Bankers Trust Company
Small Cap Index Fund	The Fund seeks to replicate, as closely as possible, before deduction of expenses, the performance of the Russell 2000 Index, which emphasizes stocks of small U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index and in derivative instruments.	Bankers Trust Company
Dreyfus Variable Investment Fund
Appreciation Portfolio— Initial Shares	Seeks primarily to provide long-term capital growth consistent with the preservation of capital; current income is a secondary investment objective. The portfolio invests primarily in the common stocks of domestic and foreign issuers.	The Dreyfus Corporation Subadviser: Faye Sarofim & Co.
Small Cap Portfolio — Initial Shares	Seeks to maximize capital appreciation by investing at least 80% of its assets in the stocks of small-cap companies. Small cap companies are defined as those with market capitalizations of less than $2 billion at the time of purchase.	The Dreyfus Corporation

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Funding Option	Investment Objective	Investment Adviser/Subadviser
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund — Class 2	Seeks long-term capital growth. Under normal conditions, the Fund will invest at least 80% of its net assets in investments of small capitalization (small cap) companies.	Franklin Advisers, Inc. Subadviser: Templeton Investment Counsel, Inc.
Templeton Foreign Securities Fund – Class 2	Seeks long-term capital growth. Under normal conditions, the Fund will invest at least 80% of its net assets in foreign securities, including emerging markets.	Templeton Investment Counsel, Inc.
Greenwich Street Series Fund
Equity Index Portfolio — Class I Shares	Seeks investment results that, before expenses, correspond to the price and yield performance of the S&P 500 Index. The fund will hold substantially all of the stocks in the S&P 500 Index, with comparable economic sector weightings, market capitalization and liquidity.	Travelers Investment Management Company (“TIMCO”) Subadviser: SBFM
Fundamental Value Portfolio	Seeks long-term capital growth with current income as a secondary objective.	SBFM
Janus Aspen Series
Balanced Portfolio — Service Shares	Seeks current income and long-term growth of capital, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income securities.	Janus
Global Technology Portfolio — Service Shares	Seeks long-term growth of capital. It pursues its objective by investing primarily in equity securities of US and foreign companies selected for their growth potential. Normally, it invests at least 65% of its total assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology.	Janus
Worldwide Growth Portfolio — Service Shares	Seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.	Janus
PIMCO Variable Insurance Trust
Total Return Portfolio – Administrative Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income instruments of varying maturities.	Pacific Investment Management Company
Pioneer Variable Contracts Trust
Pioneer Mid-Cap Value VCT Portfolio — Class II Shares	Seeks capital appreciation by investing in a diversified portfolio of common stocks of mid-size companies the manager believes are selling at substantial discounts to their underlying values and then holds these securities until the market values reflect the intrinsic values.	Pioneer Investment Management, Inc.
Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares	Seeks capital appreciation. The Fund seeks its goal by investing mainly in common stocks of companies outside the United States.	Putnam Investment Management, Inc. (“Putnam”)

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Funding Option	Investment Objective	Investment Adviser/Subadviser
Putnam VT Small Cap Value Fund — Class IB Shares	Seeks capital appreciation. The Fund seeks its goal by investing at least 80% of its net assets in small companies of a size similar to those in the Russell 2000 Value Index.	Putnam
Putnam VT Voyager II Fund — Class IB Shares	Seeks capital appreciation. The Fund seeks its goal by investing mainly in common stocks of U.S. companies with a focus on growth stocks.	Putnam
Salomon Brothers Variable Series Fund Inc.
Capital Fund	Seeks capital appreciation through investments primarily in common stock, or securities convertible to common stocks, which are believed to have above-average price appreciation potential and which may also involve above-average risk.	Salomon Brothers Asset Management (“SBAM”)
Investors Fund	Seeks long-term growth of capital. Current income is a secondary objective.	SBAM
Strategic Bond Fund	Seeks high level of current income. As a secondary objective, the Portfolio will seek capital appreciation.	SBAM
Total Return Fund	Seeks above-average income (compared to a portfolio invested entirely in equity securities). Secondarily, seeks opportunities for growth of capital and income.	SBAM
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	Seeks capital appreciation by investing principally in common stock, with emphasis on medium-sized and smaller emerging growth companies.	Travelers Investment Advisers (“TIA”) Subadviser: AIM Capital Management, Inc.
Alliance Growth Portfolio	Seeks long-term growth of capital by investing predominantly in equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the U.S. economy over time. Current income is only an incidental consideration.	TIA Subadviser: Alliance Capital Management L.P.
MFS Total Return Portfolio	Seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. Generally, at least 40% of the Portfolio’s assets will be invested in equity securities.	TIA Subadviser: Massachusetts Financial Services Company (“MFS”)
Smith Barney Aggressive Growth Portfolio	Seeks capital appreciation investing primarily in common stocks of companies that are experiencing, or have the potential to experience, growth of earnings, or that exceed the average earnings growth rate of companies whose securities are included in the S&P 500.	SBFM
Smith Barney International All Cap Growth Portfolio	Seeks total return on assets from growth of capital and income by investing at least 65% of its assets in a diversified portfolio of equity securities of established non-U.S. issuers.	SBFM
Smith Barney Large Cap Growth Portfolio	Seeks long-term growth of capital by investing in equity securities of companies with large market capitalizations.	SBFM
Van Kampen Enterprise Portfolio	Seeks capital appreciation through investment in securities believed to have above-average potential for capital appreciation. Any income received on such securities is incidental to the objective of capital appreciation.	SBFM Subadviser: Van Kampen Asset Management, Inc.
Travelers Series Trust
Convertible Securities Portfolio	Seeks current income and capital appreciation. Normally, the Fund invests at least 80% of its assets in convertible securities. The Fund invests in companies of any size or industry and some of these securities may have a lower rating (junk bonds) or may be unrated.	TAMIC

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Funding Option	Investment Objective	Investment Adviser/Subadviser
Disciplined Mid Cap Stock Portfolio	Seeks growth of capital. Normally the fund invests at least 80% of its assets in equity securities of companies with mid-size market capitalizations. Mid-size market capitalization companies are defined as those with a market capitalization similar to those companies in the S&P Mid Cap 400 Index.	TAMIC Subadviser: TIMCO
Equity Income Portfolio	Seeks reasonable income. Normally, the Fund invests at least 80% of its assets in equity securities. The Fund primarily invests in income-producing securities. The Fund’s subadviser may also invest the Fund’s assets in other types of equity securities and debt securities, including lower-quality debt securities.	TAMIC Subadviser: Fidelity Management & Research Company (“FMR”)
Large Cap Portfolio	Seeks long-term growth of capital. Normally, the Fund invests at least 80% of its assets in securities of companies with large market capitalizations. The subadviser generally defines large market capitalization companies as those whose market capitalization is similar to that of companies in the S&P 500 or the Russell 1000.	TAMIC Subadviser: FMR
Lazard International Stock Portfolio	Seeks capital appreciation. The Fund normally invests at least 80% of its assets in equity securities. The Fund’s subadviser invests primarily in non-U.S. domiciled companies located in developed markets that the subadviser believes are undervalued, based on their return on total capital or equity. The Fund may invest in companies of any size or industry.	TAMIC Subadviser: Lazard Asset Management
MFS Emerging Growth Portfolio	Seeks long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental.	TAMIC Subadviser: MFS
MFS Mid Cap Growth Portfolio	Seeks to obtain long-term growth of capital. Normally the Fund invests at least 80% of its assets in equity securities of medium-sized companies. Medium-sized market capitalization companies are those with market capitalizations of at least $250 million but not exceeding the top range of the Russell MidCap Growth Index.	TAMIC Subadviser: MFS
MFS Research Portfolio	Seeks to provide long-term growth of capital and future income.	TAMIC Subadviser: MFS
Travelers Quality Bond Portfolio	Seeks current income, moderate capital volatility and total return.	TAMIC
Social Awareness Stock Portfolio	Seeks long-term capital appreciation and retention of net investment income. Normally, the Fund invests at least 80% of its assets in equity securities. The Fund seeks to invest in companies that our investment screen, and when possible meet the social criteria established for the Portfolio. Social criteria currently excludes companies that derive a significant portion of their revenues from the production of tobacco, tobacco products, alcohol, or military defense systems, or in the provision of military defense related services or gambling services.	SBFM
U.S. Government Securities Portfolio	Seeks highest credit quality, current income and total return. Normally, the Fund invests at least 80% of its assets in securities issued, guaranteed or otherwise backed by the U.S. Government, its instrumentalities and agencies.	TAMIC
Variable Insurance Products Fund II
Asset Manager Portfolio — Initial Class	Seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term fixed-income instruments.	Fidelity Management & Research Company (FMR)
Contrafund Portfolio — Service Class 2	Seeks long-term capital appreciation by investing primarily in common stocks of companies whose value the advisor believes is not fully recognized by the public.	FMR
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2	Seeks long-term growth of capital and income by investing primarily in income-producing equity securities, including common stocks and convertible securities.	FMR

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The Fixed Account

The Fixed Account is secured by part of the general assets of the Company. The general assets of the Company include all assets of the Company other than those held in separate account sponsored by the Company.

The staff of the Securities and Exchange Commission (SEC) does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss and guarantees a specified interest rate. The investment gain or loss of the Separate Account or any of the variable Investment Options does not affect the Fixed Account portion of the Policy owner’s Contract Value.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the premium payments allocated to the Fixed Account, plus interest credited, less Monthly Deduction Amounts allocated to the Fixed Account, less any prior surrenders or loans. If the Policy owner effects a surrender, the amount available from the Fixed Account will be reduced by any applicable charges as described under “Charges and Deductions” in this prospectus.

Premium payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company’s general account which supports insurance and annuity obligations. Neither the general account nor any interest therein is registered under, nor subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Policies participating in the Fixed Accounts.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Policies. The amount of such investment income allocated to the Policies will vary in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee that for the life of the Policy we will credit interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3% per year will be determined in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guarantee of 3% for any given year.

Transfers from the Fixed Account must be made within 30 days after your Policy Anniversary or semi-anniversary. We reserve the right to limit the amount transferred from the Fixed Account to the Investment Options to 25% of the Contract Value in the Fixed Account.

Transfers to the Fixed Account may not be made prior to the first Policy Anniversary or within 12 months of any prior transfer. We reserve the right to restrict the amount transferred to the Fixed Account to 20% of the portion of the Contract Value attributable to the Investment Options at the end of the prior Valuation Period. We reserve the right to refuse transfers to the Fixed Account if the Fixed Account is greater than or equal to 30% of the Contract Value. In addition, we reserve the right to limit the number of transfers between the Fixed Account and the Investment Option to two in any Policy Year.

Policy Benefits and Rights

Transfers of Contract Value

Investment Options

As long as the Policy remains in effect, you may make transfers of Contract Value between Investment Options. We reserve the right to restrict the number of free transfers to six times per Policy in any Policy Year and to charge $10 per Policy for each additional transfer; however, we do not currently charge for transfers. Amounts transferred under the Automated Transfer programs described below are not counted for purposes of this limit on transfers.

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We calculate the number of Accumulation Units involved using the Accumulation Unit Values on the Valuation Date on which we receive the transfer request.

We reserve the right to restrict transfers that we determine to be disruptive. We may, among other things, not accept: (1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner or (2) the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner. We further reserve the right to limit transfers that we determine will disadvantage other contract owners.

Fixed Account

You may make transfers from the Fixed Account to any other available investment option(s) twice a year during the 30 days following the semi-annual or annual anniversary of the Policy Date. The transfers are limited to an amount of up to 25% of the Fixed Account Contract Value on the semi-annual or annual contract effective date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to other Investment Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated Transfers

Dollar-Cost Averaging. You may establish automated transfers of Contract Values on a monthly or quarterly basis from any Investment Option(s) to any other Investment Option(s) through written request or other method acceptable to the Company. You must have a minimum total Policy Value of $1,000 to enroll in the Dollar-Cost Averaging program. The minimum total automated transfer amount is $100.

You may start or stop participation in the Dollar-Cost Averaging program at any time, but you must give the Company at least 30 days’ notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the Contract Value, Policy Owners should consider the risks involved in switching between investments available under this Policy. Dollar-cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

Portfolio Rebalancing. You may elect to have the Company periodically reallocate values in your policy to match your original (or your latest) funding option allocation request.

Lapse and Reinstatement

The Policy will remain in effect until the Cash Surrender Value of the Policy can no longer cover the Monthly Deduction Amount. If this happens, we will notify you in writing that if the amount shown in the notice is not paid within 61 days (the “Late Period”), the Policy may lapse. The amount shown will be enough to pay the deduction amount due. The Policy will continue through the Late Period, but if no payment is received by us, it will terminate at the end of the Late Period. If the Insured dies during the Late Period, the Death Benefit payable will be reduced by the Monthly Deduction Amount due plus the amount of any outstanding loan. (See “Death Benefit,” below.)

If the Policy lapses, you may reinstate the Policy by paying the reinstatement premium (and any applicable charges) stated in the lapse notice. You may request reinstatement within three years of lapse (unless a different period is required under applicable state law). Upon reinstatement, the Policy’s Contract Value will equal the Net Premium. In addition, we reserve the right to require satisfactory evidence of insurability of the Insured.

Insured Term Rider

You may choose to purchase the Insured Term Rider as an addition to the Policy. This rider may not be available in all states.

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Exchange Rights

Once the Policy is in effect, you may choose during the first 24 months to irrevocably transfer all Contract Value of the Investment Options to the Fixed Account. Upon election of this option, no future transfers to the Investment Options will be permitted. All future premium payments will be allocated to the Fixed Account. No evidence of insurability is required to exercise this Option.

Right to Cancel

An Applicant may cancel the Policy by returning it via mail or personal delivery to the Company or to the agent who sold the Policy. The Policy must be returned by the latest of

(1)	10 days after delivery of the Policy to the Policy Owner,

(2)	45 days of completion of the Policy application, or

(3)	10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant (whichever is latest), or

(4)	later if required by state law.

We will refund the premium payments paid, or the sum of (1) the difference between the premium paid, including any fees or charges, and the amounts allocated to the Investment Option(s), (2) the value of the amounts allocated to the Investment Option(s) on the date on which the Company receives the returned Policy, and (3) any fees and other charges imposed on amounts allocated to the Investment Option(s), depending on state law. We will make the refund within seven days after we receive your returned policy.

Access to Contract Values

Policy Loans

You may borrow up to 100% of the Policy’s Cash Surrender Value. This amount will be determined on the day we receive the loan request in writing in a form acceptable to us. We reserve the right to limit loan requests to at least $500. We will make the loan within seven days of our receipt of the written loan request. The annual effective loan interest rate charged is 5.00%. The annual effective loan interest rate credited is 4.40% in years 1-10, 4.50% in years 11-25, and 4.70% in years 26 plus.

If you have a loan outstanding and request a second loan, we will add the amount of the outstanding loan to the loan request. Interest on the outstanding amount of the loan(s) is charged daily and is payable at the end of each Policy Year.

We will transfer the amount of the loan from each Investment Option on a pro rata basis, as of the date the loan is made unless otherwise specified. Loan amounts will be transferred from the Fixed Account when insufficient amounts are available in the Investment Options. We transfer the loan amount to the Loan Account, and credit the Loan Account with a fixed annual rate as shown in the Policy. Amounts held in the Loan Account will not be affected by the investment performance of the Investment Options. As you repay the loan, we deduct the amount of the loan repayment from the Loan Account and reallocate the payments among the Investment Options and the Fixed Account according to your current instructions. You may repay all or any part of a loan secured by the Policy while the Policy is still in effect.

Consequences. Your Cash Surrender Value is reduced by the amount of any outstanding loan(s). If a loan is not repaid, it permanently decreases the Cash Surrender Value, which could cause the Policy to lapse. Additionally, the Death Benefit payable will be decreased because of an outstanding loan. Also, even if a loan is repaid, the Death Benefit and Cash Surrender Value may be permanently affected since you do not receive any investment experience on the outstanding loan amount held in the Loan Account.

Policy Surrenders

You may withdraw all or a portion of the Contract Value from the Policy on any day that the Company is open for business.

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Full Surrenders. As long as the Policy is in effect, you may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the beneficiary’s consent provided the beneficiary has not been designated “irrevocable.” If so, you will need the beneficiary’s consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Home Office. The Cash Surrender Value is the Contract Value, minus any outstanding Policy loans.

For full surrenders, we will pay you within seven days after we receive the request, or on the date you specify, whichever is later. The Policy will terminate on the effective date of the surrender.

If the Policy has not been assigned at any time and a full surrender is requested in the first seven Policy Years, we may pay an additional amount at the time of surrender. These payments will not be made from the policy, but are a separate obligation of Travelers. The amount, duration and availability of this additional payment may vary based on a number of factors, including:

    the number of insureds;
    the purpose for which the policies are being purchased; and
    any other circumstances which are rationally related to an expected reduction in acquisition or administrative costs.

These additional surrender payments will be determined in a manner not unfairly discriminatory to policy owners.

Partial Withdrawals. You may request a partial withdrawal from the Policy at any time after the first policy year. We reserve the right to limit partial withdrawals to at least $500. We will deduct the amount surrendered pro rata from all Investment Options, unless you give us other written instructions.

In addition to reducing the Policy’s Contract Value, partial withdrawals will reduce the Death Benefit payable under the Policy. We will reduce the Stated Amount by the amount necessary to prevent any increase in the Net Amount at Risk. We may require you to return the Policy to record this reduction.

Death Benefit

The Death Benefit under the Policy is the amount paid to the Beneficiary upon the death of the Insured. The Death Benefit will be reduced by any unpaid Monthly Deduction Amount and outstanding Policy loans. All or part of the Death Benefit may be paid in cash or applied to one or more of the payment options described in the following pages.

You may elect one of these Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under any option will be at least the current Stated Amount of the Policy less any outstanding Policy loan and unpaid Monthly Deduction Amount. The Amount Insured under any option may vary with the Contract Value of the Policy. Under Option 1 (the “Level Option”), the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the “Minimum Amount Insured”). Under Option 2 (the “Variable Option”), the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured’s death) or, if greater, the Minimum Amount Insured. Under Option 3, (the Annual Increase Option), the Amount Insured will be equal to Stated Amount of the policy plus Premium Payments minus any partial surrenders.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance Policy under the current federal tax law. Under that law, the Minimum Amount Insured equals to a stated percentage of the Policy’s Contract Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured and the definition of life insurance under Section 7702 selected by you. (Cash Value Accumulation Test or Guideline Premium Cash Value Corridor Test). The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages for the Guideline Premium Cash Value Corridor Test. For attained ages not shown, the applicable percentages will decrease evenly:

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Attained Age of Insured	Percentage
0-40	250
45	215
50	185
55	150
60	130
65	120
70	115
75	105
95+	100

Federal tax law imposes another cash funding limitation on cash value life insurance Policies that may increase the Minimum Amount Insured shown above. This limitation, known as the “guideline premium limitation,” generally applies during the early years of variable universal life insurance Policies.

In the Cash Value Accumulation Test, the factors at the end of a Policy Year are set forth in Appendix C.

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under Death Benefit Options 1. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Contract Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy loan.

OPTION 1 — Level Death Benefit

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

OPTION 2 — Variable Death Benefit

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Contract Value of the Policy (determined on the date of the Insured’s death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Contract Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Contract Value ($50,000 + $60,000 = $110,000).

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OPTION 3 — Annual Increase Option

In the following examples of an Option 3 Annual Increase Option, the Death Benefit is generally equal to the Stated Amount of $50,000 plus premium payments paid minus partial surrenders, accumulated at the specified interest rates.

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($52,650) would be equal to the Stated Amount ($50,000) plus premium payments ($2,500) aggregated at 6.00% for one year, unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The Death Benefit would be $100,000 since the Death Benefit is greater than the Stated Amount plus premium payments aggregated at 6.00% for one year ($52,650) or the Minimum Amount Insured ($100,000).

Payment of Proceeds

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured’s death. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly Deduction Amount, any Policy loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. (See “Assignment”.) If no beneficiary is living when the Insured has died, the Death Benefit will be paid to the Policy Owner, if living, otherwise, the Death Benefit will be paid to the Policy Owner’s estate.

Subject to state law, if the Insured commits suicide within two years following the Issue Date, limits on the amount of Death Benefit paid will apply. (See “Limit on Right to Contest and Suicide Exclusion”) In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Contract Value of the Policy, then the Death Benefit actually paid to the Policy Owner’s Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See “Contract Value and Cash Surrender Value,” for effects of partial surrenders on Death Benefits.)

Payment Options

We will pay policy proceeds in a lump sum, unless you or the Beneficiary selects one of the Company’s payment options. We may defer payment of proceeds which exceed the Contract Value for up to six months from the date of the request for the payment. A combination of options may be used. The minimum amount that may be placed under a payment option is $5,000 unless we consent to a lesser amount. Proceeds applied under an option will no longer be affected by the investment experience of the Investment Options.

The following payment options are available under the Policy:

      OPTION 1 — Payments of a Fixed Amount

      OPTION 2 — Payments for a Fixed Period

      OPTION 3 — Amounts Held at Interest

      OPTION 4 — Monthly Life Income

      OPTION 5 — Joint and Survivor Level Amount Monthly Life Income

      OPTION 6 — Joint and Survivor Monthly Life Income-Two-thirds to Survivor

      OPTION 7 — Joint and Last Survivor Monthly Life Income-Monthly Payment Reduces on Death of First Person Named

      OPTION 8 — Other Options

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $50, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

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Maturity Benefits

The Maturity Date is the anniversary of the Policy Date on which the Insured is age 100. If the Insured is living on the Maturity Date, the Company will pay you the Policy’s Contract Value, less any outstanding Policy loan or unpaid Deduction Amount. You must surrender the Policy to us before we make a payment, at which point the Policy will terminate and we will have no further obligations under the Policy.

Charges and Deductions

General

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. Services and benefits we provide include:

    the ability for you to make withdrawals and surrenders under the Policies;
    the ability for you to obtain a loan under the Policies;
    the Death Benefit paid on the death of the Insured;
    the available funding options and related programs (including dollar-cost averaging and portfolio rebalancing);
    administration of the various elective options available under the Policies; and
    the distribution of various reports to policy owners.

Costs and expenses we incur include:

    expenses associated with underwriting applications and increases in the Stated Amount;
    losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies;
    sales and marketing expenses including commission payments to your sales agent; and
    other costs of doing business.

Risks we assume include:

    that insureds may live for a shorter period of time than estimated resulting in the payment of greater Death Benefits than expected; and
    that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. We also may profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

Policy Charges

Sales Expenses Charges — When we receive a Premium Payment, and before allocation of the payment among the Investment Options, we deduct a front-end sales charge. The sales charges are summarized in the chart below. An increase in Stated Amount is treated as a newly issued contract for purposes of computing the Sales Expense Charge.

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	Sales Expense Charges On a Current Basis		Sales Expense Charges On a Guaranteed Basis

POLICY YEARS	Up to Target Premium	Above Target Premium	Up to Target Premium	Above Target Premium

Years 1-2	10%	6%	12%	8%
Years 3-7	8%	4%	12%	8%
Years 8+	3.5%	3.5%	12%	8%

Currently, 2.25% of the Sales Expense Charge is designed to compensate us for state premium taxes owed by the Company associated with the receipt of premium, which cost is borne by the Policy Owner. These taxes vary from state to state, and 2.25% is an average. In some states, there may be no premium taxes associated with premium. Likewise, 1.25% of the Sales Expense Charge is designed to compensate us for federal taxes associated with the receipt of premium, which cost is borne by the Policy Owner.

Monthly Deduction Amount — We will deduct a Monthly Deduction Amount to cover certain charges and expenses incurred in connection with the Policy. The Monthly Deduction Amount is deducted pro rata from each of the Investment Options and the Fixed Account values attributable to the Policy. The amount is deducted on the first day of each Policy Month (the “Deduction Date”), beginning on the Policy Date. The dollar amount of the Monthly Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of the Cost of Insurance Charge, Monthly Policy Charge, a Sales Expense Charge and charges for any Rider(s).

Cost of Insurance Charge — The Cost of Insurance Charge is a significant charge under your Policy because it is the primary charge for the death benefit we provide you. We determine the Cost of Insurance in a manner that reflects the anticipated mortality of the Insured. Because the Cost of Insurance depends on a number of factors (age, gender (where applicable), policy duration), the cost will vary from policy to policy. The amount of the Cost of Insurance deduction also depends on the amount of insurance coverage on the date of the deduction and the current cost per dollar for insurance coverage. The cost per dollar of insurance coverage varies annually and is based on age, sex, risk class of the Insured and duration from issue.

Monthly Policy Charge— This current $5 charge is used to cover expenses associated with maintaining the policy. This charge is guaranteed not to exceed $10.

Monthly Per $1,000 Charge— A sales expense charge of $.10 per $1,000 of the Stated Amount for the first 20 Policy Years. For purposes of this charge an increase in Stated Amount is considered a new policy.

Asset-Based Charges

(Not Assessed on Contract Values in the Fixed Account)

Mortality and Expense Risk Charge (M&E) — We deduct a daily charge applied against the assets in the Investment Options for mortality and expense risks. This charge compensates us for various risks assumed, benefits provided and expenses incurred including commissions paid to your sales agent. This charge is shown in the table below:

Policy Years	M&E Charge on a Current Basis (annual)	M&E Charge on a Guaranteed Basis (annual)
1-25	0.20%	0.75%
Years 26+	0.05%	0.75%

Underlying Fund Expenses

(paid indirectly)

When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Underlying Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted. The investment advisory fees and other expenses paid by each of the Underlying Funds are described in the individual Underlying Fund prospectuses. These are not direct charges under the Policy; they are indirect because they affect each Investment Option’s accumulation unit value.

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The Company also reserves the right to charge the assets of each Investment Option for a reserve for any income taxes payable by the Company on the assets attributable to that Investment Option. (See “Federal Tax Considerations.”)

Transfer Charge

There is currently no charge for transfers between Investment Options. We reserve the right to limit free transfers of Contract Value to six times per Policy in any Policy Year, and to charge $10 per Policy for any additional transfers.

Reduction or Modification of Charges

The policy is available for purchase by individuals, corporations and other groups. The Company may reduce or modify certain charges (sales load, surrender charge, monthly administrative charge, monthly cost of insurance charge, or other charges), where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to the Company. These charges may be reduced or modified in certain group, sponsored arrangements or special programs. Eligibility for reduction or modification in charges and the amount is determined by a number of factors, including:

    the number of insureds;
    the total premium expected to be paid;
    total assets under management for the policy owner;
    the nature of the relationship among individual insureds;
    the purpose for which the policies are being purchased;
    the expected persistency of individual policies; and
    any other circumstances which are expected to reduce expenses.

The extent and nature of modifications may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to policy owners which reflects differences in costs of service.

The Separate Account and Valuation

The Travelers Fund UL III for Variable Life Insurance (Fund UL III)

The Travelers Fund UL III for Variable Life Insurance was established on January 15, 1999 under the insurance laws of the state of Connecticut. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. A Registration Statement has been filed with the SEC under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the Registration Statement, its amendments and exhibits. You may access the SEC’s website (http://www.sec.gov) to view the entire Registration Statement. This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.

The assets of Fund are invested exclusively in shares of the Investment Options. The operations of Fund UL III are also subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. Under Connecticut law, the assets of Fund UL III will be held for the exclusive benefit of Policy Owners. The assets held in Fund UL III are not chargeable with liabilities arising out of any other business which the Company may conduct. Any obligations arising under the Policy are general corporate obligations of the Company.

All investment income of and other distributions to each Investment Option are reinvested in shares of the corresponding underlying fund at net asset value. The income and realized gains or losses on the assets of each Investment Option are separate and are credited to or charged against the Investment Option without regard to income, gains or losses from any other Investment Option or from any other business of the Company. The Company purchases shares of the Underlying Funds in connection with the Investment Options associated with premium payments allocated at the Policy Owners’ directions, and redeems Fund UL III units to meet Policy

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obligations. We will also make adjustments in reserves, if required. The Investment Options are required to redeem Underlying Fund shares at net asset value and to make payment within seven days.

How the Contract Value Varies. We calculate the Policy’s Contract Value each day the New York Stock Exchange is open for trading (a “valuation date”) and we are open for business. A Policy’s Contract Value reflects a number of factors, including Premium Payments, partial withdrawals, loans, Policy charges, and the investment experience of the Investment Option(s) chosen. The Policy’s Contract Value on a valuation date equals the sum of all accumulation units for each Investment Option chosen, plus the Loan Account Value and the Fixed Account Value.

The Separate Account purchases shares of the Underlying Funds at net asset value (i.e., without a sales charge). The Separate Account receives all dividends and capital gains distributions from each Underlying Fund, and reinvests in additional shares of that fund. The Accumulation Unit Value reflects the reinvestment of any dividends or capital gains distributions declared by the Underlying Fund. The Separate Account will redeem Underlying Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In order to determine Contract Value, Cash Surrender Value, policy loans and the number of Accumulation Units to be credited, we use the values calculated as of the close of business on each valuation date we receive the written request, or payment in good order, at our Home Office.

Accumulation Unit Value. Accumulation Units measure the value of the Investment Options. The value for each Investment Option’s Accumulation Unit is calculated on each valuation date. The value equals the Accumulation Unit value for the preceding valuation period multiplied by the Underlying Fund’s Net Investment Factor during the next Valuation Period. (For example, to calculate Monday’s valuation date price, we would multiply Friday’s Accumulation Unit Value by Monday’s Net Investment Factor.)

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option’s investment experience.

Net Investment Factor. For each Investment Option, the value of its Accumulation Unit depends of the net rate of return for the corresponding Underlying Fund. We determine the net rate of return at the end of each Valuation Period (that is, the period of time beginning at the close of the New York Stock Exchange, and ending at its close of business on the next Valuation Date). The net rate of return reflects the investment performance of the Investment Option, includes any dividends or capital gains distributed, and is net of the Separate Account and underlying Investment Option charges.

Changes to the Policy

General

Once the policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

Written Changes Requiring Underwriting Approval:

    increases in the Stated Amount of insurance;

Written Changes Not Requiring Underwriting Approval:

    decreases in the Stated Amount of insurance
    changing the Death Benefit option
    changes to the way your premiums are allocated
    changing the Beneficiary (unless irrevocably named)

Written requests for changes should be sent to the Company c/o Andesa, TPA, Inc.

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Changes in Stated Amount

After the first policy year, a Policy Owner may request in writing an increase or decrease in the Policy’s Stated Amount, provided that the Stated Amount after any decrease may not be less than the minimum amount of $50,000. For purposes of determining the Cost of Insurance Charge, a decrease in the Stated Amount will reduce the Stated Amount in the following order:

               1)   against the most recent increase in the Stated Amount;

               2)   to other increases in the reverse order in which they occurred;

               3)   to the initial Stated Amount.

A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is includable in the gross income of the Policy Owner.

For increases in the Stated Amount, we may require a new application and evidence of insurability as well as an additional premium payment. The effective date of any increase will be shown on the new Policy Summary which we will send. The effective date of any increase in the Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the Applicant. There is no additional charge for a decrease in Stated Amount.

Changes in Death Benefit Option

After the first policy year, if the Insured is alive you may change the Death Benefit Option by sending a written request to the Company. The following changes in Death Benefit Options are permissible:

             Option 1-2

             Option 2-1

             Option 3-1

It is not permitted to change from Option 3 to 2; Option 1 to 3, and 2 to 3.

If the Option is changed from Option 1 to Option 2, the Stated Amount will be reduced by the amount of the Contract Value at the time of the change. If the Option is changed from Option 2 to Option 1 the Stated Amount will be increased by the amount of the Contract Value at the time of the Option change. If the Option is changed from Option 3 to Option 1, the Stated Amount will be increased by the amount of accumulated premiums paid at the time of the option change. There is no other direct consequence of changing a Death Benefit option, except as described under “Tax Treatment of Policy Benefits.” However, the change could affect future values of Net Amount At Risk. The cost of insurance charge which is based on the Net Amount At Risk may be different in the future.

Additional Policy Provisions

Assignment

The Policy may be assigned as collateral for a loan or other obligation. The Company is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

Limit on Right to Contest and Suicide Exclusion

The Company may not contest the validity of the Policy after it has been in effect during the lifetime of the Insured for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue, subject to state law, the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender, (ii) the amount of any outstanding Policy loan, and (iii) the amount of any

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unpaid Deduction Amount due. During the two-year period following an increase, the Death Benefit in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase.

Misstatement as to Sex and Age

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the correct information. A misstatement with regard to sex or age in a substantially funded Policy may cause a cash distribution that is includable in whole or in part in the gross income of the Policy Owner.

Voting Rights

The Company is the legal owner of the underlying fund shares. However, we believe that when an underlying fund solicits proxies, we are required to obtain from policy owners who have chosen those investment options instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. If we determine that we no longer need to comply with this voting method, we will vote on the shares in our own right.

Other Matters

Statements to Policy Owners

We will maintain all records relating to the Separate Account and the Investment Options. At least once each Policy Year, we will send you a statement containing the following information:

    the Stated Amount and the Contract Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Investment Option and the corresponding Accumulation Unit Value);
    the date and amount of each premium payment;
    the date and amount of each Monthly Deduction;
    the amount of any outstanding Policy loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;
    the date and amount of any partial cash surrenders and the amount of any partial surrender charges;
    the annualized cost of any supplemental benefits purchased under the Policy; and
    a reconciliation since the last report of any change in Contract Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

Suspension of Valuation

We reserve the right to suspend or postpone the date of any payment of any benefit or values associated with the Separate Account for any Valuation Period (1) when the New York Stock Exchange (“Exchange”) is closed; (2) when trading on the Exchange is restricted; (3) when the SEC determines that disposal of the securities held in the Underlying Funds is not reasonably practicable or the value of the Investment Option’s net assets cannot be determined; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. We reserve the right to suspend or postpone the date of any payment of any benefit or values associated with the fixed account for up to six months.

Dividends

No dividends will be paid under the Policy.

Mixed and Shared Funding

It is conceivable that in the future it may not be advantageous for variable life insurance and variable annuity Separate Accounts to invest in the Investment Options simultaneously. This is called mixed funding. Certain

30

Underlying Funds may be available to variable products of other companies not affiliated with Travelers. This is called “shared funding.” Although we — and the Underlying Funds — do not anticipate any disadvantages either to variable life insurance or to variable annuity Policy Owners, the Underlying Funds’ Boards of Directors intend to monitor events to identify any material conflicts that may arise and to determine what action, if any, should be taken. If any of the Underlying Funds’ Boards of Directors conclude that separate mutual funds should be established for variable life insurance and variable annuity Separate Accounts, the Company will bear the attendant expenses, but variable life insurance and variable annuity Policy Owners would no longer have the economies of scale resulting from a larger combined mutual fund. Please consult the prospectuses of the Underlying Funds for additional information.

Distribution

The Company intends to sell the Policies in all jurisdictions where it is licensed to do business and where the Policy is approved. Any sales representative or employee associated with a broker-dealer who sells the Contracts will be qualified to sell variable life insurance under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The Policy is offered through both affiliated and non-affiliated broker-dealers.

The principal underwriter of the Policies is Travelers Distribution LLC, One Tower Square, Hartford, Connecticut 06183, an affiliated broker-dealer.

The maximum commission payable by the Company for distribution to the broker-dealer will not exceed 40% of the premium paid in the first Contract Year or 15% of the premium paid in Contract Years 2-4. After Contract Year 4, the maximum commission will not exceed 10% of the premiums paid plus 0.50% of the current Contract Value. From time to time, the Company may pay or permit other promotional incentives, in cash, credit or other compensation.

Legal Proceedings and Opinion

There are no pending legal proceedings affecting the Separate Account or the principal underwriter. There are no pending legal proceedings against the Company likely to have a material adverse effect on the ability of the Company to meet its obligations under the Contract.

Experts

The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries as of December 31, 2001 and 2000, and for each of the years in the three year period ended December 31, 2001, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit reports covering the December 31, 2001 financial statements and schedules refer to changes in accounting for derivative instruments and hedging activities and for securitized financial assets.

The financial statements of the Travelers Fund UL III for Variable Life Insurance as of December 31, 2001, and for each of the years in the three-year period ended December 31, 2001, have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Federal Tax Considerations

The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including the tax status of the Policy Owner and the tax treatment of the Policy. This tax treatment is highly complex. The following summary provides a general description of the material federal tax consequences to the Policy Owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief summary and does not purport to be complete or cover all situations and is not intended as tax advice. This discussion is based upon the Company’s understanding of the federal income tax laws as currently interpreted by the Internal Revenue Service (IRS). The Company cannot guarantee that those laws or interpretations will remain unchanged.

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It should be understood that this is not an exhaustive discussion of all tax questions that might arise under the Policies. No attempt has been made to address any federal estate tax or state and local tax considerations that may arise in connection with a Policy. For complete information, a qualified tax adviser should be consulted.

Potential Benefits of Life Insurance

Life insurance, including the Policy, is a unique financial instrument with a number of potential tax advantages including:

    Income tax-free death benefits (e.g., the Death Benefit under the Policy may pass to your Beneficiary tax-free)
    Income tax-free growth of policy cash values (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred)
    Income tax-free access to cash value through loans and/or withdrawals (e.g., under certain circumstances a Policy Owner may access cash from the Policy without facing tax consequences)

Whether and how these benefits may be utilized is largely governed by Section 7702 of the Internal Revenue Code (IRC), the Tax Equity and Fiscal Responsibility Act of 1982 (TEFRA), the Deficit Reduction Act of 1984 (DEFRA) and the Technical and Miscellaneous Revenue Act of 1988 (TAMRA). All of these federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.

In sum, these federal tax laws, among numerous other things, establish the following:

    A definition of a life insurance contract.
    Diversification requirements for separate account assets.
    Limitations on policy owner’s control over the assets in a separate account.
    Guidelines to determine the maximum amount of premium that may be paid into a policy.
    Limitations on withdrawals from a policy.
    Qualification testing for all life insurance policies that have cash value features.

Tax Status of the Policy

Definition of Life Insurance

In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under Section 7702 of the IRC. Complying with either the cash value accumulation test or the guideline premium test set forth in Section 7702 can satisfy this definition. This Policy uses the guideline premium test. Guidance as to how Section 7702 and the guideline premium test are to be applied, however, is limited. If a Policy was determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally described above.

The Company believes that it is reasonable to conclude that the Policy meets the Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

Diversification

In addition to meeting the definition of a life insurance contract in Section 7702 of the IRC, to qualify as life insurance under the IRC, separate account investments (or the investments of a Mutual Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be “adequately diversified” pursuant to Section 817(h) of the Code.

Treasury Regulation Section 1.817-5, which was adopted by Treasury to implement section 817(h), generally requires that no more than 55 percent of the value of the total assets of the mutual fund owned by the separate account may be represented by any one (1) investment; no more than 70 percent of such value may be represented by any two (2) investments; no more than 80 percent of such value may be represented by any three (3) investments; and no more than 90 percent of such value may be represented by any four (4) investments.

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Thus, under this test, the separate account and the mutual funds are generally required to invest a specified portion of its assets in at least five (5) distinct investments. Generally, U.S. Treasury securities are not subject to the diversification test and to the extent that assets include such securities, somewhat less stringent requirements may apply.

The separate account, through the funds, intends to comply with these requirements. Although the Company does not control the funds, the Company intends to monitor the investments of the mutual funds to ensure compliance with these diversification requirements.

Investor Control

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policy or contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner’s gross income each year.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those separate account assets, such as the ability to exercise investment control over the assets. The Treasury has also stated that guidance would be issued by way of regulations or rulings on the “extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets.’’ As of the date of this prospectus, no such guidance has been issued.

Tax Treatment of Policy Benefits

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

In General

The Company believes that the Death Benefit under the Policy will be excludable from the gross income of the Beneficiary under section 101(a)(1) of the Code, unless the Policy has been transferred for value and no exception to the transfer for value rules applies. In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. (See discussion of “Modified Endowment Contracts” below.) Depending on the circumstances, the exchange of a policy, a change in the policy’s face amount, a change in the policy’s death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding Indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. In addition, such actions may have Federal gift and estate, as well as state and local tax consequences that w ill depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax adviser for further advice on all tax issues.

The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts

Special tax considerations apply to “Modified Endowment Contracts” (MEC). A MEC is defined under tax law as any policy that satisfies the present legal definition of a life insurance contract but which fails to satisfy a 7-pay test. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun. A decrease to the stated amount of the Policy may cause a retest under the 7-pay test and could cause your Policy to become a MEC. Tax regulations or other guidance will be needed to fully define those transactions that are material changes.

Any policy issued in exchange for a MEC will be subject to the tax treatment accorded to MECs. However, the Company believes that any policy received in exchange for a life insurance contract that is not a MEC will

33

generally not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.

Loans and partial withdrawals from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner’s investment in the policy) immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from MECs to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59½, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer’s life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a modified endowment contract.

For purpose of applying the MEC rules, all MECs that are issued by Travelers (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner’s gross income at the time of a distribution from any such contract.

The death benefit of a modified endowment contract remains excludable from the gross income of the beneficiary to the extent described above in “Tax Treatment of Policy Benefits.” Furthermore, no part of the investment growth of the cash value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59½ will have the same tax consequences as noted above in “Tax Treatment of Policy Benefits.”

Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax adviser as to the potential MEC consequences before taking any actions with respect to the Policy.

Distributions from Policies Not Classified as Modified Endowment Contracts

Distributions from a policy that is not classified as a modified endowment contract are generally treated as first recovering the investment in the policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in Section 7702.

Loans from, or secured by, a policy that is not a MEC are generally not treated as distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of some Policy loans are certain. Upon a complete surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy’s maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10 percent additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax adviser before effecting any change to a policy that is not a modified endowment contract.

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Treatment of Loan Interest

If there is any borrowing against the policy, the interest paid on loans may not be tax deductible.

Investment in the Policy

Investment in the policy means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the owner (except that the amount of any loan from, or secured by, a policy that is a MEC, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a policy that is a MEC to the extent that such amount is included in the gross income of the owner.

Business Uses of Policy

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

The Company’s Income Taxes

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax or the earnings or the realized capital gains attributable to Fund UL III. However, the Company may assess a charge against the Investment Options for federal income taxes attributable to those accounts in the event that the Company incurs income or capital gains or other tax liability attributable to Fund UL III under future tax law.

The Company

The Travelers Insurance Company (the “Company”) is a stock insurance company chartered in 1864 in Connecticut and has been engaged in the insurance business since that time. The Company writes individual life insurance and individual and group annuity contracts on a non-participating basis, and acts as depositor for the Separate Account assets. The Company is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company’s obligations as depositor for Fund UL III may not be transferred without notice to and consent of Policy Owners.

The Company is an indirect wholly owned subsidiary of Citigroup Inc., a financial services holding company. The Company’s principal executive offices are located at One Tower Square, Hartford, Connecticut 06183, telephone number (860) 277-0111.

The Company is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with the Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. The Company’s books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

35

Management

Directors and Senior Officers of The Travelers Insurance Company

The following are the Directors, Executive Officers and Senior Officers of The Travelers Insurance Company as of the date of this Prospectus. Unless otherwise indicated, the principal business address for all individuals is the Company’s Home Office at One Tower Square, Hartford, Connecticut 06183. References to Citigroup include prior to December 31, 1993, Primerica Corporation or its predecessors, and prior to October 8, 1998, Travelers Group Inc.

Name and Position	Position With Company	Business Experience During Last Five Years

George C. Kokulis*	Director, President and Chief Executive Officer	Director (1996-present), President and Chief Executive Officer since April 2000, Executive Vice President (7/1999-3/2000), Senior Vice President (1995-1999), Vice President (1993-1995) of The Travelers Insurance Company and The Travelers Life and Annuity Company

Glenn D. Lammey*	Director, Executive Vice President Chief Financial Officer and Chief Accounting Officer	Director (2000-present), Executive Vice President and Chief Financial Officer and Chief Accounting Officer since March 2000 of The Travelers Insurance Company and The Travelers Life and Annuity Company. Executive Vice President, Claim Services (1997-2000), Senior Vice President (1996-1997) of Travelers Property Casualty Corp.

Marla Berman Lewitus*	Director, Senior Vice President And General Counsel	Director (2000-present), Senior Vice President and General Counsel since August 1999 of The Travelers Insurance Company and The Travelers Life and Annuity Company. Associate General Counsel (1998-1999), Assistant General Counsel (1995-1998) of Citigroup Inc.

Kathleen A. Preston*	Director, Executive Vice President	Director and Executive Vice President since March 2002, Senior Vice President (1999-3/2002), Vice President (1998-1999) of The Travelers Insurance Company and The Travelers Life and Annuity Company. Senior Vice President (10/1995-12/1997) Fleet Financial Group. Vice President (7/1995-10/1995) The Travelers Insurance Company and The Travelers Life and Annuity Company.

Stuart L. Baritz**	Senior Vice President	Senior Vice President (1995-present) of The Travelers Insurance Company and The Travelers Life and Annuity Company.

William H. Heyman***	Senior Vice President	Senior Vice President (6/2000-present) of The Travelers Insurance Company and The Travelers Life and Annuity Company. Executive Vice President (1995-present) Citigroup Investments, Inc.

Madelyn Lankton*	Senior Vice President and Chief Information Officer	Senior Vice President and Chief Information Officer (8/2001-present), Vice President-Information Systems (1997-2001), Second Vice President (1994-1997) of The Travelers Insurance Company and The Travelers Life and Annuity Company.

Brendan M. Lynch*	Senior Vice President	Senior Vice President (2000-present), Vice President (1968-2000) of The Travelers Insurance Company and The Travelers Life and Annuity Company.

Warren H. May*	Senior Vice President	Senior Vice President (1995-present) of The Travelers Insurance Company and The Travelers Life and Annuity Company.

Laura A. Pantaleo**	Senior Vice President	Senior Vice President (2001-present) of The Travelers Insurance Company and The Travelers Life and Annuity Company. Chief Operational Officer and Senior Vice President (4/2000-4/2001) of Women & Co. Senior Vice President (1995-2000) Smith Barney’s Estate Trust Services Division of Citigroup Inc.

David A. Tyson*	Senior Vice President	Senior Vice President (1995-present) The Travelers Insurance Company and The Travelers Life and Annuity Company. Executive Vice President (1998-present) Citigroup Investments Inc.

F. Denney Voss***	Senior Vice President	Senior Vice President (1995-present) The Travelers Insurance Company and The Travelers Life and Annuity Company. Senior Vice President (1998-present) Citigroup Investments Inc.

______________

     *   The address of these directors and officers is One Tower Square, Hartford, Connecticut 06183. These individuals may also be directors and/or officers of other affiliates of the Company

     **   The address of these officers is Two Tower Center, East Brunswick, NJ 08816. These individuals may also be directors and/or officers of other affiliates of the Company.

     ***   The address of these officers is 399 Park Avenue, New York, NY 10043. These individuals may also be directors and/or officers of other affiliates of the Company.

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Directors, officers and employees of the Company are covered by a blanket fidelity bond in an amount of $315 million issued by Lloyds of London and other companies.

Example of Policy Charges

The following chart illustrates the Monthly Deduction Amounts that would apply under a Policy based on the assumptions listed below. Monthly Deduction Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an Insured who is younger (assuming the Insureds have the same risk classification). Cost of insurance rates go up each year as the Insured becomes a year older.

             Male, Age 45

             Guarantee Issue

             Non-Smoker

             Annual Premium: $25,000 for seven years

             Hypothetical Gross Annual Investment

             Rate of Return: 8%

             Face Amount: $436,577

             Level Death Benefit Option

             Current Charges

			Total Monthly Deduction for the Policy Year

PolicyYear	Cumulative Premiums	Sales Load	Cost of Insurance Charges	Administrative Charges	Per $1,000 Load

1	$25,000	$2,500	$356	$60	$524
2	$50,000	$2,500	$494	$60	$524
3	$75,000	$2,000	$609	$60	$524
5	$125,000	$2,000	$613	$60	$524
10	$175,000	$0	$959	$60	$524

Hypothetical results shown above are illustrative only and are based on the Hypothetical Gross Annual Investment Rate of Return shown above. This Hypothetical Gross Annual Investment Rate of Return should not be deemed to be a representation of past or future investment results. Actual investment results may be more or less than those shown. No representations can be made that the hypothetical rates assumed can be achieved for any one year or sustained over any period of time.

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Illustrations

The following pages are intended to illustrate how the Contract Value, Surrender Value and Death Benefit can change over time for Policies issued to a 45 year old male. The illustrations assume that premiums are paid as indicated, no Policy loans are made, no increases or decreases to the Stated Amount are requested, no partial surrenders are made, and no charges for transfers between funds are incurred.

For all illustrations, there are two pages of values. One page illustrates the assumption that the maximum Guaranteed Cost of Insurance Rates, the monthly administrative charge, monthly load per $1,000 of Stated Amount, mortality and expense risk charge, and sales expense charge allowable under the Policy are charged in all years. The other page illustrates the assumption that the current scale of Cost of Insurance Rates and other charges are charged in all years. The Cost of Insurance Rates charged vary by age, sex and underwriting classification and number of years from Policy issue, and the per $1,000 load per Stated Amount varies by age, amount of insurance and smoker/non-smoker classification for current charges. The current illustrations reflect a deduction from each Target Premium of 10% for years 1-2, 8% years 3-7 and 3.5% thereafter. The current illustrations reflect a deduction on all excess premium of 6% in years 1-2, 4% years 3-7 and 3.5% thereafter.

The guaranteed illustrations reflect a deduction from each Target Premium of 12% in all years and 8% on amounts paid in excess of the Target Premium.

The values shown in these illustrations vary according to assumptions used for charges, and gross rates of investment returns. For the first twenty-five policy years the current charges consist of .20% mortality and expense risk charge and .05% thereafter. In all policy years, the guaranteed charges consist of a .75% mortality and expense risk charge.

The charge for Investment Option expenses reflected in the illustrations assumes that Contract Value is allocated equally among all Investment Options and that no Policy Loans are outstanding, and is an average of the investment advisory fees and other expenses charged by each of the Investment Options during the most recent audited calendar year. The Investment Option expenses for some of the Underlying Funds reflect an expense reimbursement agreement currently in effect, as shown in the Policy prospectus summary. Although these reimbursement arrangements are expected to continue in subsequent years, the effect of discontinuance could be higher expenses charged to Policy Owners.

After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of –1.06%, 4.94% and 10.94%, respectively on a current basis for years 1-25; and to approximate net annual rates of –0.91%, 5.09% and 11.09% thereafter. On a guaranteed basis the annual gross investment rates of 0%, 6.0% and 12% correspond to approximate net annual rates of -1.61%, 4.39% and 10.39% in all years.

The actual charges under a Policy for expenses of the Investment Options will depend on the actual allocation of Contract Value and may be higher or lower than those illustrated.

The illustrations do not reflect any charges for federal income taxes against Fund UL III, since the Company is not currently deducting such charges from Fund UL III. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Contract Values and Cash Surrender Values illustrated.

Upon request, the Company will provide a comparable illustration based upon the proposed Insured’s age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show average fund expenses or, if requested, actual fund expenses. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

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COLI 2000

$25,000 Annual Premium for 7 Years

$436,577 Specified Amount, Cash Value Accumulation Test

Male Guaranteed Issue/Non-tobacco age 45

Death Benefit Option 1, Current Values

		0% Hypothetical			6% Hypothetical			12% Hypothetical

PolicyYear	Premium Plus 5% Interest	Contract Value	Surrender Value	Death Benefit	Contract Value	Surrender Value	Death Benefit	Contract Value	Surrender Value	Death Benefit

1	26,250	21,326	23,826	436,577	22,646	25,146	436,577	23,967	26,467	436,577
2	53,813	42,286	46,786	436,577	46,269	50,769	436,577	50,412	54,912	436,577
3	82,753	63,394	67,894	436,577	71,463	75,963	436,577	80,188	84,688	436,577
4	113,141	84,202	87,702	436,577	97,833	101,333	436,577	113,165	116,665	436,577
5	145,048	104,830	107,330	436,577	125,561	128,061	436,577	149,823	152,323	436,577
6	178,550	125,187	126,687	436,577	154,629	156,129	436,577	190,462	191,962	465,059
7	213,728	145,307	146,182	436,577	185,139	186,014	439,130	235,356	236,231	558,238
8	224,414	142,383	142,383	436,577	192,970	192,970	444,782	259,523	259,523	598,182
9	235,635	139,402	139,402	436,577	201,123	201,123	450,685	286,187	286,187	641,300
10	247,417	136,334	136,334	436,577	209,592	209,592	456,812	315,574	315,574	687,802
11	259,787	132,899	132,899	436,577	218,163	218,163	462,694	347,595	347,595	737,200
12	272,777	129,273	129,273	436,577	226,997	226,997	468,676	382,739	382,739	790,231
13	286,416	125,407	125,407	436,577	236,077	236,077	474,705	421,256	421,256	847,063
14	300,736	121,285	121,285	436,577	245,414	245,414	480,794	463,465	463,465	907,982
15	315,773	116,889	116,889	436,577	255,018	255,018	486,962	509,714	509,714	973,310
16	331,562	112,002	112,002	436,577	264,757	264,757	492,972	560,082	560,082	1,042,862
17	348,140	106,785	106,785	436,577	274,777	274,777	499,129	615,233	615,233	1,117,563
18	365,547	101,197	101,197	436,577	285,081	285,081	505,461	675,597	675,597	1,197,862
19	383,824	95,196	95,196	436,577	295,673	295,673	511,994	741,641	741,641	1,284,240
20	403,015	88,725	88,725	436,577	306,553	306,553	518,741	813,861	813,861	1,377,194
21	423,166	81,666	81,666	436,577	317,902	317,902	525,996	892,355	892,355	1,476,478
22	444,325	74,398	74,398	436,577	329,790	329,790	533,840	978,772	978,772	1,584,364
23	466,541	66,412	66,412	436,577	341,966	341,966	541,828	1,073,066	1,073,066	1,700,219
24	489,868	57,601	57,601	436,577	354,425	354,425	549,946	1,175,891	1,175,891	1,824,576
25	514,361	47,848	47,848	436,577	367,165	367,165	558,204	1,287,960	1,287,960	1,958,092

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed as a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. The death benefit and cash value would be different from those shown if the actual rate rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company that these hypothetical rates of returns can be achieved for any one year or sustained over any period of time.

39

COLI 2000

$25,000 Annual Premium for 7 Years

$436,577 Specified Amount, Cash Value Accumulation Test

Male Guaranteed Issue/Non-tobacco age 45

Death Benefit Option 1, Guaranteed Values

		0% Hypothetical			6% Hypothetical			12% Hypothetical

PolicyYear	Premium Plus 5% Interest	Contract Value	Surrender Value	Death Benefit	Contract Value	Surrender Value	Death Benefit	Contract Value	Surrender Value	Death Benefit

1	26,250	19,060	19,060	436,577	20,298	20,298	436,577	21,538	21,538	436,577
2	53,813	37,747	37,747	436,577	41,430	41,430	436,577	45,265	45,265	436,577
3	82,753	56,075	56,075	436,577	63,445	63,445	436,577	71,432	71,432	436,577
4	113,141	74,049	74,049	436,577	86,397	86,397	436,577	100,319	100,319	436,577
5	145,048	91,673	91,673	436,577	110,334	110,334	436,577	132,239	132,239	436,577
6	178,550	108,952	108,952	436,577	135,317	135,317	436,577	167,546	167,546	436,577
7	213,728	125,878	125,878	436,577	161,401	161,401	436,577	206,329	206,329	489,391
8	224,414	120,629	120,629	436,577	165,499	165,499	436,577	224,565	224,565	517,606
9	235,635	115,167	115,167	436,577	169,592	169,592	436,577	244,355	244,355	547,561
10	247,417	109,458	109,458	436,577	173,663	173,663	436,577	265,817	265,817	579,355
11	259,787	103,470	103,470	436,577	177,699	177,699	436,577	289,078	289,078	613,095
12	272,777	97,174	97,174	436,577	181,690	181,690	436,577	314,284	314,284	648,894
13	286,416	90,536	90,536	436,577	185,627	185,627	436,577	341,590	341,590	686,871
14	300,736	83,518	83,518	436,577	189,496	189,496	436,577	371,162	371,162	727,151
15	315,773	76,068	76,068	436,577	193,276	193,276	436,577	403,173	403,173	769,867
16	331,562	68,116	68,116	436,577	196,938	196,938	436,577	437,790	437,790	815,157
17	348,140	59,572	59,572	436,577	200,438	200,438	436,577	475,182	475,182	863,163
18	365,547	50,328	50,328	436,577	203,729	203,729	436,577	515,519	515,519	914,037
19	383,824	40,263	40,263	436,577	206,757	206,757	436,577	558,976	558,976	967,934
20	403,015	29,244	29,244	436,577	209,465	209,465	436,577	605,742	605,742	1,025,020
21	423,166	17,668	17,668	436,577	212,347	212,347	436,577	656,586	656,586	1,086,378
22	444,325	4,874	4,874	436,577	214,846	214,846	436,577	711,251	711,251	1,151,321
23	466,541	0	0	0	216,910	216,910	436,577	770,013	770,013	1,220,048
24	489,868	0	0	0	218,467	218,467	436,577	833,153	833,153	1,292,765
25	514,361	0	0	0	219,416	219,416	436,577	900,926	900,926	1,369,683
26	540,079	0	0	0	219,615	219,615	436,577	973,562	973,562	1,451,014
27	567,083	0	0	0	218,879	218,879	436,577	1,051,252	1,051,252	1,536,975
28	595,437	0	0	0	216,970	216,970	436,577	1,134,142	1,134,142	1,627,783
29	625,209	0	0	0	213,600	213,600	436,577	1,222,370	1,222,370	1,723,658
30	656,470	0	0	0	208,445	208,445	436,577	1,316,124	1,316,124	1,899,883

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed as a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. The death benefit and cash value would be different from those shown if the actual rate rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company that these hypothetical rates of returns can be achieved for any one year or sustained over any period of time.

40

COLI 2000

$28,631 Annual Premium for 7 Years

$500,000 Specified Amount, Guideline Premium Test

Male Guaranteed Issue/Non-tobacco age 45

Death Benefit Option 2, Current Values

		0% Hypothetical			6% Hypothetical			12% Hypothetical

PolicyYear	Premium Plus 5% Interest	Contract Value	Surrender Value	Death Benefit	Contract Value	Surrender Value	Death Benefit	Contract Value	Surrender Value	Death Benefit

1	30,063	24,411	27,274	524,411	25,922	28,785	525,922	27,433	30,296	527,433
2	61,628	48,361	53,515	548,361	52,915	58,069	552,915	57,653	62,806	557,653
3	94,772	72,422	77,576	572,422	81,635	86,789	581,635	91,599	96,752	591,599
4	129,573	96,069	100,077	596,069	111,609	115,618	611,609	129,088	133,097	629,088
5	166,115	119,464	122,327	619,464	143,064	145,927	643,064	170,680	173,543	670,680
6	204,483	142,462	144,180	642,462	175,917	177,635	675,917	216,662	218,379	716,662
7	244,770	165,098	166,100	665,098	210,273	211,275	710,273	267,549	268,551	767,549
8	287,071	161,320	161,320	661,320	218,566	218,566	718,566	294,661	294,661	794,661
9	331,487	157,445	157,445	657,445	227,129	227,129	727,129	324,594	324,594	824,594
10	378,124	153,427	153,427	653,427	235,925	235,925	735,925	357,607	357,607	857,607
11	427,092	148,811	148,811	648,811	244,493	244,493	744,493	393,549	393,549	893,549
12	478,509	143,896	143,896	643,896	253,127	253,127	753,127	433,056	433,056	933,056
13	532,497	138,615	138,615	638,615	261,756	261,756	761,756	476,442	476,442	976,442
14	589,185	132,956	132,956	632,956	270,364	270,364	770,364	524,113	524,113	1,024,113
15	648,707	126,903	126,903	626,903	278,930	278,930	778,930	576,520	576,520	1,076,520
16	711,205	120,136	120,136	620,136	287,116	287,116	787,116	633,837	633,837	1,133,837
17	776,827	112,931	112,931	612,931	295,181	295,181	795,181	696,884	696,884	1,196,884
18	845,731	105,247	105,247	605,247	303,074	303,074	803,074	766,244	766,244	1,266,244
19	918,080	97,045	97,045	597,045	310,737	310,737	810,737	842,559	842,559	1,342,559
20	994,047	88,271	88,271	588,271	318,102	318,102	818,102	926,530	926,530	1,426,530
21	1,073,812	78,645	78,645	578,645	324,857	324,857	824,857	1,018,695	1,018,695	1,518,695
22	1,157,565	68,898	68,898	568,898	331,717	331,717	831,717	1,120,713	1,120,713	1,620,713
23	1,245,506	58,350	58,350	558,350	337,984	337,984	837,984	1,232,944	1,232,944	1,732,944
24	1,337,844	46,918	46,918	546,918	343,537	343,537	843,537	1,356,410	1,356,410	1,856,410
25	1,434,798	34,515	34,515	534,515	348,240	348,240	848,240	1,492,243	1,492,243	1,992,243
26	1,536,601	26,377	26,377	526,377	357,904	357,904	857,904	1,649,488	1,649,488	2,149,488
27	1,643,493	17,555	17,555	517,555	367,280	367,280	867,280	1,823,383	1,823,383	2,323,383
28	1,755,731	7,995	7,995	507,995	376,292	376,292	876,292	2,015,714	2,015,714	2,515,714
29	1,873,580	0	0	0	384,843	384,843	884,843	2,228,450	2,228,450	2,728,450
30	1,997,321	0	0	0	392,817	392,817	892,817	2,463,763	2,463,763	2,963,763

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed as a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. The death benefit and cash value would be different from those shown if the actual rate rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company that these hypothetical rates of returns can be achieved for any one year or sustained over any period of time.

41

COLI 2000

$28,631 Annual Premium for 7 Years

$500,000 Specified Amount, Guideline Premium Test

Male Guaranteed Issue/Non-tobacco age 45

Death Benefit Option 2, Guaranteed Values

		0% Hypothetical			6% Hypothetical			12% Hypothetical

PolicyYear	Premium Plus 5% Interest	Contract Value	Surrender Value	Death Benefit	Contract Value	Surrender Value	Death Benefit	Contract Value	Surrender Value	Death Benefit

1	30,063	21,735	21,735	521,735	23,147	23,147	523,147	24,560	24,560	524,560
2	61,628	42,926	42,926	542,926	47,110	47,110	547,110	51,467	51,467	551,467
3	94,772	63,573	63,573	563,573	71,915	71,915	571,915	80,953	80,953	580,953
4	129,573	83,670	83,670	583,670	97,585	97,585	597,585	113,270	113,270	613,270
5	166,115	103,200	103,200	603,200	124,130	124,130	624,130	148,687	148,687	648,687
6	204,483	122,148	122,148	622,148	151,565	151,565	651,565	187,500	187,500	687,500
7	244,770	140,478	140,478	640,478	179,882	179,882	679,882	230,012	230,012	730,012
8	287,071	133,376	133,376	633,376	182,781	182,781	682,781	248,759	248,759	748,759
9	331,487	125,990	125,990	625,990	185,396	185,396	685,396	269,031	269,031	769,031
10	378,124	118,284	118,284	618,284	187,675	187,675	687,675	290,944	290,944	790,944
11	427,092	110,228	110,228	610,228	189,564	189,564	689,564	314,630	314,630	814,630
12	478,509	101,798	101,798	601,798	191,016	191,016	691,016	340,243	340,243	840,243
13	532,497	92,968	92,968	592,968	191,981	191,981	691,981	367,950	367,950	867,950
14	589,185	83,711	83,711	583,711	192,400	192,400	692,400	397,931	397,931	897,931
15	648,707	73,981	73,981	573,981	192,196	192,196	692,196	430,370	430,370	930,370
16	711,205	63,716	63,716	563,716	191,271	191,271	691,271	465,446	465,446	965,446
17	776,827	52,833	52,833	552,833	189,496	189,496	689,496	503,337	503,337	1,003,337
18	845,731	41,240	41,240	541,240	186,731	186,731	686,731	544,229	544,229	1,044,229
19	918,080	28,840	28,840	528,840	182,821	182,821	682,821	588,319	588,319	1,088,319
20	994,047	15,539	15,539	515,539	177,603	177,603	677,603	635,827	635,827	1,135,827
21	1,073,812	1,856	1,856	501,856	171,544	171,544	671,544	687,648	687,648	1,187,648
22	1,157,565	0	0	0	163,906	163,906	663,906	743,510	743,510	1,243,510
23	1,245,506	0	0	0	154,538	154,538	654,538	803,749	803,749	1,303,749
24	1,337,844	0	0	0	143,253	143,253	643,253	868,711	868,711	1,368,711
25	1,434,798	0	0	0	129,805	129,805	629,805	938,722	938,722	1,438,722
26	1,536,601	0	0	0	113,882	113,882	613,882	1,014,085	1,014,085	1,514,085
27	1,643,493	0	0	0	95,103	95,103	595,103	1,095,082	1,095,082	1,595,082
28	1,755,731	0	0	0	73,016	73,016	573,016	1,181,968	1,181,968	1,681,968
29	1,873,580	0	0	0	47,137	47,137	547,137	1,275,013	1,275,013	1,775,013
30	1,997,321	0	0	0	17,012	17,012	517,012	1,374,571	1,374,571	1,874,571

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed as a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. The death benefit and cash value would be different from those shown if the actual rate rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company that these hypothetical rates of returns can be achieved for any one year or sustained over any period of time.

42

Appendix A
Performance Information

From time to time, we may show investment performance for the investment options, the percentage change in the value of an Accumulation Unit based on the performance of the Investment Option over a period of time, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit Value at the beginning of the period.

For Investment Options of Fund UL III that invest in underlying funds that were in existence before the Investment Option became available under the Policy, average annual rates of return may include periods prior to the inception of the Investment Option. Performance calculations for Investment Options with pre-existing Underlying Funds will be calculated by adjusting the actual returns of the Investment Options to reflect the charges that would have been assessed under the Investment Options had the Investment Option been available under Fund UL III during the period shown.

The following performance information represents the percentage change in the value of an Accumulation Unit of the Investment Options for the periods indicated, and reflects all expenses of the Investment Options. The chart reflects the guaranteed maximum 0.75% mortality and expense risk charge. The rates of return do not reflect the front-end sales charge (which is deducted from premium payments) nor do they reflect Monthly Deduction Amounts. These charges would reduce the average annual return reflected.

The surrender charges and Monthly Deduction Amounts for a hypothetical Insured are depicted in the Example following the Rates of Returns. See “Charges and Deductions” for more information regarding fees assessed under the Policy. For illustrations of how these charges affect Contract Values and Death Benefits, see “Illustrations.” The performance information described in this prospectus may be used from time to time in advertisement for the Policy, subject to National Association of Securities Dealers, Inc. (“NASD”) and applicable state approval and guidelines.

The table below shows the net annual rates of return for accumulation units of investment options available through the Variable Life Policy.

A-1

Appendix A
Performance Information

Travelers Corporate Variable Life 2000
Performance Update as of December 31, 2001

					Average Annual Returns

Investment Option	Inception Date	Monthly Return	Quarterly Return	YTD Return	1 Year	3 Year	5 Year	10 Year	Inception

AIM Capital Appreciation Portfolio	10/10/95	1.63%	18.61%	-18.62%	-18.77%	-1.53%	4.33% %	—%	5.28%
Alliance Growth Portfolio	06/20/94	2.66%	12.43%	-11.20%	-11.36%	-2.87%	8.47% %	—%	14.48%
Alliance Premier Growth Portfolio— Class B	06/26/92	0.82%	14.20%	-14.60%	-14.76%	-3.88%	11.62% %	—%	15.10%
American Century Ultra Fund	05/01/01	2.08%	13.24%	—	—	—	—%	—%	-5.13%
American Funds Global Growth Fund— Class 2	04/30/97	2.07%	17.77%	-13.24%	-13.40%	4.90%	—	—	10.76%
American Funds Growth Fund-Class 2	02/08/84	1.74%	23.84%	-15.61%	-15.77%	9.54%	17.84%	15.49%	15.69%
American Funds Growth-Income Fund— Class 2	02/28/85	1.19%	12.66%	3.45%	3.26%	6.37%	11.93%	12.53%	13.66%
Capital Appreciation Fund (Janus)	12/31/85	-0.18%	10.35%	-22.24%	-22.38%	-4.65%	11.72%	14.20%	12.21%
CitiStreet Diversified Bond Fund	05/01/93	-0.87%	-0.28%	5.38%	5.18%	4.51%	6.55%	—	6.69%
Credit Suisse Warburg Pincus Emerging Markets Portfolio	12/31/97	4.79%	20.20%	-10.25%	-10.42%	3.13%	—	—	-1.95%
Delaware Investments REIT Series	05/06/98	2.93%	4.74%	8.97%	8.76%	10.83%	—	—	6.23%
Delaware Small Cap Value Series	12/23/93	5.10%	17.50%	14.05%	13.84%	7.12%	8.91%	—	11.20%
Deutsche VIT EAFE Equity Index Fund	10/23/97	-0.06%	5.47%	-24.77%	-24.91%	-7.82%	—	—	-1.67%
Deutsche VIT Small Cap Index Fund	10/07/97	6.12%	22.79%	6.18%	5.98%	4.85%	—	—	1.66%
Dreyfus VIF Appreciation Portfolio	04/05/93	-0.03%	7.14%	-8.50%	-8.67%	-0.61%	10.01%	—	13.24%
Dreyfus VIF Small Cap Portfolio	08/31/90	5.42%	18.64%	-2.81%	-2.99%	8.59%	7.31%	20.41%	28.66%
Equity Income Portfolio (Fidelity)	08/30/96	2.36%	10.37%	-5.33%	-5.51%	1.49%	8.85%	—	10.81%
Equity Index Portfolio	11/30/91	0.76%	10.68%	-10.12%	-10.29%	-1.93%	9.78%	12.32%	13.62%
Fidelity VIP Asset Manager Portfolio— Initial Class	09/06/89	1.05%	8.16%	-2.99%	-3.18%	0.02%	6.47%	8.42%	9.38%
Fidelity VIP II Contrafund® Portfolio— Service Class 2	01/03/95	2.29%	7.27%	-10.11%	-10.28%	-0.34%	9.46%	—	15.10%
Fidelity VIP Mid Cap Portfolio—Service Class 2	12/29/98	4.10%	10.28%	-0.57%	-0.76%	14.37%	—	—	15.62%
Franklin Small Cap Fund—Class 2	05/01/98	4.44%	26.72%	-9.79%	-9.96%	6.44%	—	—	3.12%
Janus Aspen Balanced Portfolio— Service Shares	09/13/93	0.32%	4.67%	-4.25%	-4.43%	5.14%	13.42%	—	13.88%
Janus Aspen Global Technology Portfolio—Service Shares	01/18/00	1.43%	33.52%	-32.96%	-33.09%	—	—	—	-36.69%
Janus Aspen Worldwide Growth Portfolio—Service Shares	09/13/93	2.43%	13.16%	-20.79%	-20.94%	1.48%	10.14%	—	15.14%
Large Cap Portfolio (Fidelity)	08/30/96	-0.21%	11.08%	-14.91%	-15.07%	-3.66%	8.07%	—	10.37%
Lazard International Stock Portfolio	08/01/96	0.15%	3.14%	-26.55%	-26.68%	-8.03%	-1.32%	—	0.42%
MFS Emerging Growth Portfolio	08/30/96	1.98%	22.92%	-33.35%	-33.48%	-4.13%	7.14%	—	8.12%
MFS Mid Cap Growth Portfolio	03/23/98	6.45%	27.16%	-19.69%	-19.84%	11.07%	—	—	8.38%
MFS Research Portfolio	03/23/98	1.56%	12.66%	-18.95%	-19.11%	-3.99%	—	—	-1.58%
A-2

Appendix A
Performance Information

Travelers Corporate Variable Life 2000
Performance Update as of December 31, 2001

					Average Annual Returns

Investment Option	Inception Date	Monthly Return	Quarterly Return	YTD Return	1 Year	3 Year	5 Year	10 Year	Inception

MFS Total Return Portfolio	06/20/94	1.03%	5.84%	-0.05%	-0.24%	5.38%	9.30%	—	11.16%
PIMCO Total Return Bond Portfolio	12/31/97	-0.53%	-0.07%	6.98%	6.78%	5.09%	—	—	6.08%
Putnam VT International Growth Fund— Class IB Shares	01/02/97	1.83%	8.50%	-20.70%	-20.85%	3.95%	—	—	9.07%
Putnam VT Small Cap Value Fund— Class IB Shares	04/30/99	7.44%	20.89%	20.38%	20.16%	—	—	—	16.42%
Putnam VT Voyager II Fund—Class IB Shares	09/28/00	1.57%	23.71%	-24.90%	-25.04%	—	—	—	-42.91%
Salomon Brothers Variable Capital Fund	02/17/98	1.92%	10.10%	1.06%	0.87%	12.37%	—	—	14.39%
Salomon Brothers Variable Investors Fund	02/17/98	1.87%	10.76%	-3.62%	-3.80%	6.43%	—	—	7.85%
Salomon Brothers Variable Strategic Bond Fund	02/17/98	0.27%	1.41%	5.66%	5.46%	4.03%	—	—	4.86%
Salomon Brothers Variable Total Return Fund	02/17/98	0.64%	4.48%	-1.17%	-1.36%	1.77%	—	—	2.99%
Smith Barney Aggressive Growth Portfolio	11/01/99	1.37%	17.71%	0.18%	-0.01%	—	—	—	14.05%
Smith Barney Diversified Strategic Income Portfolio	10/16/91	-0.82%	1.59%	2.17%	1.97%	1.79%	3.63%	5.12%	5.46%
Smith Barney Fundamental Value Portfolio	12/03/93	1.86%	14.72%	-4.01%	-4.20%	10.82%	10.45%	—	13.79%
Smith Barney International All Cap Growth Portfolio	06/20/94	0.19%	13.14%	-30.19%	-30.32%	-4.89%	-1.51%	—	2.11%
Smith Barney Large Cap Growth Portfolio	05/06/98	-1.58%	15.03%	-11.03%	-11.20%	1.35%	—	—	7.56%
Social Awareness Stock Portfolio (Smith Barney)	05/01/92	-0.06%	13.65%	-13.09%	-13.26%	-1.69%	9.52%	—	11.53%
Strong Multi Cap Value Fund II	10/10/97	5.90%	15.88%	6.25%	6.05%	2.16%	—	—	1.86%
Travelers Convertible Bond Portfolio	05/01/98	-0.33%	3.37%	-0.05%	-0.24%	8.99%	—	—	7.74%
Travelers Disciplined Mid Cap Stock Portfolio	04/01/97	4.13%	18.13%	-0.35%	-0.54%	7.47%	—	—	15.13%
Travelers High Yield Bond Trust	06/10/83	-0.28%	7.03%	8.69%	8.48%	4.13%	6.67%	8.54%	7.92%
Travelers Money Market Portfolio	12/31/87	0.08%	0.32%	3.18%	2.99%	4.19%	4.22%	3.38%	4.59%
Travelers Quality Bond Portfolio	08/30/96	-0.85%	-2.33%	5.76%	5.56%	4.23%	5.33%	—	5.94%
Travelers U.S. Government Securities Portfolio	01/24/92	-1.33%	-1.30%	4.03%	3.84%	4.30%	6.77%	—	6.89%
Van Kampen Enterprise Portfolio	06/21/94	1.18%	16.12%	-17.42%	-17.58%	-6.11%	5.57%	—	11.32%
A-3

Appendix B
Target Premium Per $1,000 of
Stated Amount All Underwriting Classes

standard and preferred smoker and non-smoker

Age	Male	Female	Unisex	Age	Male	Female	Unisex

20	25.49885	21.35312	24.67777	60	91.26869	77.56483	88.37912
21	26.25533	22.05852	25.42278	61	94.09169	80.03119	91.10324
22	27.04281	22.79038	26.19845	62	97.00755	82.59477	93.91915
23	27.86586	23.54970	27.00937	63	100.01297	85.23864	96.81869
24	28.72917	24.33773	27.85695	64	103.10493	87.94870	99.79450
25	29.63486	25.15422	28.74463	65	106.28342	90.71791	102.84656
26	30.58643	26.00205	29.67441	66	109.56101	93.55528	105.98510
27	31.58335	26.88113	30.64690	67	112.96034	96.48236	109.23156
28	32.62452	27.79141	31.66258	68	116.51614	99.53950	112.62104
29	33.71079	28.73438	32.72066	69	120.26554	102.77254	116.19089
30	34.84316	29.71150	33.82174	70	124.23658	106.21512	119.96965
31	36.02088	30.72326	34.96677	71	128.44465	109.89099	123.97439
32	37.24380	31.77143	36.15529	72	132.88796	113.80393	128.20151
33	38.51130	32.85823	37.38654	73	137.54435	117.93734	132.63054
34	39.82501	33.98300	38.66183	74	142.38323	122.27404	137.23573
35	41.18470	35.14808	39.98270	75	147.39278	126.80803	142.00609
36	42.59063	36.35310	41.34755	76	152.58944	131.55967	146.95678
37	44.04142	37.59596	42.75638	77	158.02373	136.57999	152.13912
38	45.53736	38.87592	44.20922	78	163.78802	141.95257	157.64536
39	47.07884	40.19069	45.70492	79	169.99253	147.77602	163.58178
40	48.66485	41.53957	47.24193	80	176.72991	154.13846	170.04077
41	50.29448	42.92135	48.82045
42	51.96862	44.33684	50.44101
43	53.68801	45.78699	52.10416
44	55.45241	47.27608	53.81251
45	57.26368	48.80417	55.56579
46	59.12431	50.37449	57.36606
47	61.03580	51.99103	59.21574
48	63.00258	53.65371	61.11856
49	65.02827	55.36365	63.07747
50	67.11449	57.12257	65.09434
51	69.26320	58.93024	67.16829
52	71.47047	60.78640	69.29887
53	73.73607	62.68726	71.48414
54	76.05516	64.63067	73.71929
55	78.42689	66.61974	76.00345
56	80.85354	68.65902	78.34017
57	83.34160	70.75893	80.73560
58	85.90006	72.93427	83.20014
59	88.53960	75.19989	85.74576
B-1

Appendix C
Cash Value Accumulation Test Factors

Attained Age	Male	Female	Unisex

20	633.148%	730.543%	634.793%
21	614.665%	707.139%	615.976%
22	596.465%	684.397%	597.468%
23	578.511%	662.302%	579.276%
24	560.815%	640.866%	561.389%
25	543.379%	620.044%	543.820%
26	526.258%	599.844%	526.602%
27	509.509%	580.274%	509.766%
28	493.139%	561.313%	493.352%
29	477.198%	542.942%	477.377%
30	461.701%	525.158%	461.850%
31	446.663%	507.942%	446.790%
32	432.102%	491.271%	432.212%
33	418.008%	475.156%	418.110%
34	404.389%	459.577%	404.476%
35	391.242%	444.539%	391.322%
36	378.572%	430.055%	378.643%
37	366.371%	416.121%	366.432%
38	354.629%	402.741%	354.688%
39	343.340%	389.900%	343.405%
40	332.495%	377.582%	332.568%
41	322.076%	365.761%	322.159%
42	312.066%	354.409%	312.160%
43	302.451%	343.485%	302.548%
44	293.213%	332.973%	293.311%
45	284.333%	322.845%	284.430%
46	275.796%	313.076%	275.889%
47	267.583%	303.657%	267.670%
48	259.681%	294.578%	259.759%
49	252.082%	285.825%	252.148%
50	244.777%	277.388%	244.833%
51	237.768%	269.258%	237.808%
52	231.048%	261.433%	231.068%
53	224.616%	253.903%	224.616%
54	218.462%	246.649%	218.462%
55	212.574%	239.650%	212.574%
56	206.935%	232.883%	206.935%
57	201.529%	226.323%	201.529%
58	196.343%	219.953%	196.343%
59	191.366%	213.770%	191.366%
60	186.595%	207.782%	186.595%
61	182.029%	202.001%	182.029%
62	177.668%	196.446%	177.668%
63	173.510%	191.127%	173.510%
64	169.549%	186.043%	169.549%
C-1

Appendix C
Cash Value Accumulation Test Factors

Attained Age	Male	Female	Unisex

67	158.734%	172.015%	158.734%
68	155.443%	167.672%	155.443%
69	152.296%	163.479%	152.296%
70	149.296%	159.441%	149.296%
71	146.446%	155.571%	146.446%
72	143.754%	151.890%	143.754%
73	141.225%	148.407%	141.225%
74	138.855%	145.126%	138.855%
75	142.252%	142.252%	142.252%
76	140.077%	140.077%	140.077%
77	138.021%	138.021%	138.021%
78	136.067%	136.067%	136.067%
79	134.206%	134.206%	134.206%
80	132.698%	132.698%	132.698%
81	131.020%	131.020%	131.020%
82	129.445%	129.445%	129.445%
83	127.981%	127.981%	127.981%
84	126.623%	126.623%	126.623%
85	120.411%	120.411%	120.411%
86	119.280%	119.280%	119.280%
87	118.211%	118.211%	118.211%
88	117.185%	117.185%	117.185%
89	116.182%	116.182%	116.182%
90	115.177%	115.177%	115.177%
91	114.146%	114.146%	114.146%
92	113.058%	113.058%	113.058%
93	111.887%	111.887%	111.887%
94	110.625%	110.625%	110.625%
95	109.295%	109.295%	109.295%
96	107.982%	107.982%	107.982%
97	106.958%	106.958%	106.958%
98	106.034%	106.034%	106.034%
99	103.603%	103.603%	103.603%
C-2

Appendix D
Funds Closed to New Cases effective September 24, 2001 in anticipation of Fund Substitutions

The following Funds were closed to new Cases effective September 24, 2001 in anticipation of substituting them with alternative investment options. In August 2001, The Travelers Insurance Company and some of its affiliates filed an application with the Securities and Exchange Commission (the SEC) requesting an order of approval pursuant to Section 26(c) of the Investment Company Act of 1940 (the Act) approving the substitution of securities issued by certain management investment companies and offered through various variable annuity and variable life contracts (the Substitutions), including the Funds listed below offered through the Policy. Assuming final approval, we anticipate that the Substitutions will be carried out in the 4th quarter of 2002.

Investment Option	Investment Objective	Investment Adviser/Subadviser
CitiStreet Funds Inc.
CitiStreet Diversified Bond Fund	Seeks maximum long-term (capital appreciation and income) by investing primarily in fixed income securities.	CitiStreet Funds Management, Inc. (“CitiStreet”) Subadviser: Western Asset Management Company; Salomon Brothers Asset Management, Inc. (“SBAM”); and SsgA Funds Management,Inc. (“SsgA”)
Delaware Group Premium Fund
Small Cap Value Series	Seeks capital appreciation by investing in small to mid-cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market.	Delaware Management Company, Inc.
Greenwich Street Series Fund
Diversified Strategic Income Portfolio	Seeks high current income by investing primarily in the following fixed income securities: U.S. Gov’t and mortgage-related securities, foreign gov’t bonds and corporate bonds rated below investment grade.	Smith Barney Fund Management LLC (“SBFM”)
Strong Variable Insurance Funds, Inc.
Strong Multi Cap Value Fund II	Seeks long-term capital appreciation. Current income is a secondary objective when selecting The goal is to identify stocks that provide above-average earnings growth prospects at a price-to-earnings ration lower than that of the S&P 500.	Strong Capital Management, Inc. Subadviser: Schafer Capital Management Inc.

Underlying Fund Fees for the period ended December 31, 2001 (unless otherwise noted)

Funding Options:	Management Fee (after expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (after expense reimbursement	Total Annual Operating Expenses (after expense reimbursement)

CitiStreet Funds, Inc.
CitiStreet Diversified Bond Fund—Class I	0.45%	—	0.20%	0.65%
Delaware VIP Trust
VIP Small Cap Value Series—Standard Class	0.73%	—	0.11%	0.84%(1)
Greenwich Street Series Fund
Diversified Strategic Income Portfolio	0.65%	—	0.11%	0.76%(2)
Strong Variable Insurance Funds, Inc.
Strong Multi Cap Value Fund II	0.65%	—	0.55%	1.20%(3)
D-1

______________

Notes

     (1)    The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company (DMC). For the period May 1, 2001 through April 30, 2002, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses would not exceed 0.85%, exclusive of taxes, interest, brokerage commission, distribution fees, and extraordinary expenses. Without such an arrangement, the total operating expense for the Series would have been 0.86% for the fiscal year 2001. Effective May 1, 2002 through April 30, 2003, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.

     (2)    Expenses are as of December 31, 2001 (the Fund’s fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2001.

     (3)    As compensation for its advisory services, the fund pays Strong a monthly management fee at an annual rate of 0.75% of the fund’s average daily net asset value. Strong has voluntarily agreed to waive the management fee and/or absorb the fund’s other expenses so that the total annual fund operating expenses are capped at 1.20%. Strong has no current intention to, but may in the future, discontinue or modify any fee waivers or expense absorptions after any appropriate notice to the fund’s shareholders. A cap on total annual fund operating expenses lowers the fund’s overall expense ratio and increases the fund’s return to investors. Without the waiver of the Management Fee the Total Annual Operating Expenses would have been 1.30%.

D-2

PROSPECTUS
May 1, 2002

Travelers Life & Annuity
Corporate Owned Variable Universal Life Insurance III

This Prospectus describes Travelers Corporate Owned Variable Universal (flexible premium) Life Insurance III Policies (the “Policy”) offered by The Travelers Insurance Company (the “Company”). The Policy is designed for use generally by corporations and employers. The Policy Owner (“you”) chooses the amount of life insurance coverage desired with a minimum Stated Amount of $50,000 and a minimum Target Premium of $100,000. You direct the net premium payment to one or more of the variable funding options (the “Investment Options”) and/or the Fixed Account.

During the Policy’s Right to Cancel Period, the Applicant may return the Policy to the Company for a refund. The Right to Cancel Period expires on the latest of ten days after you receive the Policy, ten days after we mail or deliver to you a written Notice of Right to Cancel, or 45 days after the Applicant signs the application for insurance (or later if state laws requires).

The Policy has no guaranteed minimum Contract Value. The Contract Value of the Policy will vary to reflect the investment performance of the Investment Options to which you have directed your premium payments. You bear the investment risk under this Policy. The Contract Value is reduced by the various fees and charges assessed under the Policy, as described in this Prospectus. The Policy will remain in effect for as long as the Cash Surrender Value can pay the monthly Policy charges (subject to the Grace Period provision).

We offer three death benefit options under the Policy — the “Level Option,” the “Variable Option,” and the “Annual Increase Option.” Under any option, the death benefit will never be less than the Amount Insured (less any outstanding Policy loans or Monthly Deduction Amounts due and unpaid). You choose a death benefit at the time you apply for the Policy; however you may change the death benefit option, subject to certain conditions.

This Policy may be or become a modified endowment contract under federal tax law. If so, any partial withdrawal, Policy surrender or loan may result in adverse tax consequences and/or penalties.

    Replacing existing insurance with this Policy may not be to your advantage. Each of the Underlying Fund Prospectuses are included with the package containing this Prospectus. All Prospectuses should be read and retained for future reference.
    Neither the Securities and Exchange Commission nor any state securities commission have approved or disapproved these Securities or determined if this Prospectus is complete or truthful. Any representation to the contrary is a criminal offense.
    Variable life insurance policies are not deposits or obligations of, or endorsed or guaranteed by any bank, nor are they federally insured or otherwise protected by the FDIC, the Federal Reserve Board, or any other agency; they are subject to investment risks, including possible loss of principal investment.

TABLE OF CONTENTS

Glossary of Special Terms	3	How the Contract Value Varies	27
Prospectus Summary	5	Accumulation Unit Value	27
General Description	12	Net Investment Factor	27
Group or Individual Policy	12	Changes to the Policy	27
The Application	12	General	27
How the Policy Works	12	Changes in Stated Amount	28
Applying Premium Payments	13	Changes in Death Benefit Option	28
The Investment Options	13	Additional Policy Provisions	28
The Fixed Account	18	Assignment	28
Policy Benefits and Rights	18	Limit on Right to Contest and Suicide Exclusion	28
Transfers of Contract Value	18	Misstatement as to Sex and Age	29
Investment Options	18	Voting Rights	29
Fixed Account	19	Other Matters	29
Automated Transfers	19	Statements to Policy Owners	29
Dollar Cost Averaging	19	Suspension of Valuation	29
Portfolio Rebalancing	19	Dividends	29
Lapse and Reinstatement	19	Mixed and Shared Funding	29
Insured Term Rider	19	Distribution	30
Exchange Rights	19	Legal Proceedings and Opinion	30
Right to Cancel	20	Experts	31
Access to Contract Values	20	Federal Tax Considerations	30
Policy Loans	20	Potential Benefits of Life Insurance	31
Consequences	20	Tax Status of the Policy	31
Policy Surrenders	20	Definition of Life Insurance	31
Full Surrenders	20	Diversification	31
Partial Withdrawals	21	Investor Control	32
Death Benefit	21	Tax Treatment of Policy Benefits	32
Option 1	22	In General	32
Option 2	22	Modified Endowment Contracts	32
Option 3	23	Distribution from Policies Not Classified as
Payment of Proceeds	23	Modified Endowment Contracts	33
Payment Options	23	Treatment of Loan Interest	34
Maturity Benefits	24	Investment in the Policy	34
Charges and Deductions	24	Business Uses of Policy	34
General	24	The Company’s Income Taxes	34
Policy Charges	24	The Company	34
Front-End Sales Expense Charges	24	Management	35
Monthly Deduction Amount	25	Directors and Senior Officers of The Travelers
Cost of Insurance Charge	25	Insurance Company	35
Monthly Policy Charge	25	Example of Policy Charges	36
Monthly Per $1,000 Charge	25	Illustrations	37
Asset-Based Charges	25	Appendix A (Performance Information)	A-1
Mortality and Expense Risk Charge	25	Appendix B (Target Premiums)	B-1
Underlying Fund Expenses	25	Appendix C (Cash Value Accumulation Test Factors)	C-1
Transfer Charge	26	Financial Statements — Fund UL III
Reduction or Modification of Charges	26	Financial Statements — The Travelers Insurance
The Separate Account and Valuation	26	Company
The Travelers Fund UL III for Variable Life
Insurance (Fund UL III)	26

Glossary of Special Terms

Accumulation Unit — a standard of measurement used to calculate the values allocated to the Investment Options.

Amount Insured — Under Option 1, the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the “Minimum Amount Insured”). Under Option 2, the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured’s death) or, if greater, the Minimum Amount Insured. Under Option 3, the Amount Insured will be equal to the Stated Amount of the policy plus premium payments minus any partial surrenders.

Andesa, TPA, Inc. — The third party administrator for this product, located at 1605 North Cedar Crest Blvd., Suite 502, Allentown, PA 18104-2351.

Beneficiary(ies) — the person(s) named to receive the benefits of this Policy at the Insured’s death.

Cash Surrender Value — the Contract Value less any outstanding Policy loans and charges due.

Contract Value — the current value of Accumulation Units credited to each of the Investment Options available under the Policy, plus the value of the Fixed Account and the value of the Loan Account.

Company’s Home Office — the principal executive offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut 06183.

Death Benefit — the amount payable to the Beneficiary if the Insured dies while the Policy is in force.

Deduction Date — the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy’s Contract Value.

Fixed Account — part of the General Account of the Company.

General Account — made up of all our assets other than those held in the Separate Account.

Insured — the person on whose life the Policy is issued and who is named on Schedule A of the Application.

Investment Options — the segments of the Separate Account to which you may allocate premiums or Contract Value. Each Investment Option invests directly in a corresponding mutual fund (Underlying Fund).

Issue Date — the date on which the Policy is issued by the Company for delivery to the Policy Owner.

Loan Account — an account in the Company’s general account to which we transfer the amount of any Policy loan, and to which we credit a fixed rate of interest.

Maturity Date — The anniversary of the Policy Date on which the Insured is age 100.

Minimum Amount Insured — the amount of Death Benefit required to qualify this Policy as life insurance under federal tax law.

Monthly Deduction Amount — the amount of charges deducted from the Policy’s Contract Value on each Deduction Date which includes cost of insurance charges, administrative charges, and any charges for benefits associated with any rider(s).

Net Amount At Risk — the Amount Insured for the month divided by 1.0032734 minus the Contract Value.

Net Premium — the amount of each premium payment, minus the deduction of any front-end sales expense charges.

Outstanding Policy Loan — Amount owed the Company as a result of policy loans including both principal and accrued interest.

Planned Premium — the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.

Policy Date — the date on which the Policy, benefits and provisions of the Policy become effective. This date will not be on the 29th, 30th, or 31st of any month.

Policy Month — monthly periods computed from the Policy Date.

Policy Owner(s) (you, your or Owner) — the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured(s).

Policy Years — annual periods computed from the Policy Date.

Separate Account — assets set aside by The Travelers Insurance Company, the investment performance of which is kept separate from that of other assets of The Travelers Insurance Company; for example, The Travelers Fund UL III for Variable Life Insurance.

Stated Amount — the amount originally selected by the Policy Owner used to determine the Death Benefit, or as may be increased or decreased as described in this Prospectus.

Surrender Value — Cash Surrender Value plus any additional amount paid upon a full cash surrender.

Target Premium — the level annual premium above which the sales expense charges are reduced. Refer to Appendix B.

Underlying Fund — the underlying mutual fund(s) that correspond to each Investment Option. Each Investment Option invests directly in an Underlying Fund.

Underwriting Period — the time period from when we receive a completed Application until the Issue Date.

Valuation Date — a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading and the Company is open for business. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

Valuation Period — the period between the close of business on successive Valuation Dates.

Prospectus Summary

What is Corporate Owned Variable Universal Life Insurance?

This Flexible Premium Variable Life Insurance Policy is designed for corporations and employees to provide insurance protection on the life of Insured employees and to build Contract Value. In addition, under certain circumstances, individuals may purchase a Policy. Unlike traditional, fixed-premium life insurance, the Policy allows you, as the owner, to allocate your premium, or transfer Contract Value to various Investment Options and a Fixed Account. These Investment Options include equity, bond, money market and other types of portfolios. Your Contract Value will change daily, depending on investment return. No minimum amount is guaranteed as in a traditional life insurance policy.

Summary of Features

Investment Options: You have the ability to choose from a wide variety of Investment Options. The Investment Options invest directly in the Underlying Funds. These professionally managed stock, bond and money market funds cover a broad spectrum of investment objectives and risk tolerance. The following Investment Options (subject to state availability) are currently available:

EMERGING MARKETS	LARGE CAP (cont.)
Credit Suisse Emerging Markets Portfolio	Alliance Growth & Income Portfolio — Class B
INTERNATIONAL	Alliance Premier Growth Portfolio — Class B
Lazard International Stock Portfolio	American Funds Growth Fund — Class 2
Putnam VT International Growth Fund — Class IB Shares	American Funds Growth-Income Fund — Class 2
Scudder VIT EAFE® Equity Index Fund	Capital Appreciation Fund (Janus)
Templeton Foreign Securities Fund — Class 2	Dreyfus VIF Appreciation Portfolio — Initial Shares
GLOBAL	Equity Income Portfolio (Fidelity)
American Funds Global Growth Fund — Class 2	Equity Index Portfolio — Class I
Janus Aspen Series Worldwide Growth Portfolio —	Fidelity VIP Contrafund® Portfolio — Service Class 2
Service Shares	Large Cap Portfolio (Fidelity)
TECHNOLOGY	Salomon Brothers Variable Investors Fund
Janus Aspen Series Global Technology Portfolio —	Smith Barney Large Cap Growth Portfolio
Service Shares	Social Awareness Stock Portfolio (Smith Barney)
SMALL CAP	Van Kampen Enterprise Portfolio
Dreyfus VIF Small Cap Portfolio — Initial Shares	BALANCED
Franklin Small Cap Fund — Class 2	Janus Aspen Series Balanced Portfolio — Service Shares
Putnam VT Small Cap Value Fund — Class IB Shares	MFS Total Return Portfolio
Scudder VIT Small Cap Index Fund	Salomon Brothers Variable Total Return Fund
MID CAP/MULTI CAP	BOND
Fidelity VIP Mid Cap Portfolio — Service Class 2	PIMCO Total Return Portfolio — Administrative Class
MFS Emerging Growth Portfolio	Travelers Convertible Securities Portfolio
MFS Mid Cap Growth Portfolio	Travelers High Yield Bond Trust
Pioneer Mid-Cap Value VCT Portfolio — Class II Shares	Travelers Quality Bond Portfolio
Salomon Brothers Variable Capital Fund	Travelers U.S. Government Securities Portfolio
Smith Barney Aggressive Growth Portfolio	MONEY MARKET
Smith Barney Fundamental Value Portfolio	Travelers Money Market Portfolio
Travelers Disciplined Mid Cap Stock Portfolio	REAL ESTATE
LARGE CAP	Delaware VIP REIT Series – Standard Class
AIM Capital Appreciation Portfolio
Alliance Growth Portfolio

Additional Investment Options may be added from time to time. For more information, see “The Investment Options.” Refer to each Underlying Fund’s prospectus for a complete description of the investment objectives, restrictions and other material information.

Fixed Account: The Fixed Account is funded by the assets of the General Account. The Contract Value allocated to the Fixed Account is credited with interest daily at a rate declared by the Company. The interest rate declared is at the Company’s sole discretion, but may never be less than 3% on an annual basis.

Premiums: When applying for your Policy, you state how much you intend to pay, and whether you will pay annually, semiannually or monthly. You may also make unscheduled premium payments in any amount, subject to the limitations described in this prospectus.

You indicate on your application what percentage of each Net Premium you would like allocated to the Investment Options and/or the Fixed Account. You may not allocate less than 5% of each Net Premium to any Investment Option and/or Fixed Account and allocations must be in whole percentages. You may change your allocations by writing to the Company or by calling 1-800-942-COLI (1-800-942-2654).

During the Underwriting Period, any premium paid will be held in a non-interest bearing account. After the Policy Date and until the applicants’ right to cancel period has expired, your Net Premium will be invested in the Money Market Portfolio unless you purchase the Contract in a state which permits us to refund Contract Value. Then you may invest your Net Premium in any Investment Option during the right to cancel period. After that, the Contract Value will be distributed to each Investment Option in the percentages indicated on your application.

Right to Examine Policy: You may return your Policy for any reason and receive a full refund of your premium or Contract Value, as required by state law, by mailing us the Policy and a written request for cancellation within a specified period.

Death Benefits: At time of application, you select a death benefit option. Under certain conditions you may be able to change the death benefit option at a later date. The options available are:

    Level Option (Option 1): the Amount Insured will equal the greater of the Stated Amount or the Minimum Amount Insured.
    Variable Option (Option 2): the Amount Insured will equal the greater of the Stated Amount of the Policy plus the Contract Value or the Minimum Amount Insured.
    Annual Increase Option (Option 3): the Amount Insured will equal the Stated Amount of the Policy plus Premiums, minus withdrawals, accumulated at a specified interest rate not to exceed 10% on an annual basis.

Policy Values: As with other types of insurance policies, this Policy can accumulate a Contract Value. The Contract Value of the Policy will increase or decrease to reflect the investment experience of the Investment Options. Monthly charges and any partial surrenders taken will also decrease the Contract Value. There is no minimum guaranteed Contract Value allocated to the Investment Options. As discussed below, any premium payment allocated to the Fixed Account is credited with a minimum guarantee of 3% in any given year.

    Access to Policy Values: You may borrow up to 100% of your Policy’s Cash Surrender Value. (See “Policy Loans” for loan impact on coverage and policy values.)

You may cancel all or a portion of your Policy while the Insured is living and receive all or a portion of the Cash Surrender Value.

Transfers of Policy Values: You may transfer all or a portion of your Contract Value among the Investment Options. There are restrictions on the transfer of your Contract Value to and from the Fixed Account. You may do this by writing to the Company.

You can use automated transfers to take advantage of dollar cost averaging — investing a fixed amount at regular intervals. For example, you might have a set amount transferred from a relatively conservative Investment Option to a more aggressive one, or to several others.

Grace Period: If the Cash Surrender Value of your Policy becomes less than the amount needed to pay the Monthly Deduction Amount, you will have 61 days to pay a premium to cover the Monthly Deduction Amount. If the premium is not paid, your Policy will lapse.

Exchange Rights: During the first two Policy Years, you can elect to irrevocably transfer all Contract Value in the Investment Options to the Fixed Account.

Tax Consequences: Currently, the federal tax law excludes all Death Benefit payments from the gross income of the Beneficiary. At any point in time, the Policy may become a modified endowment contract (“MEC”). A MEC has an income-first taxation of all loans, pledges, collateral assignments or partial surrenders. A 10% penalty tax may be imposed on such income distributed before the Policy Owner attains age 59 ½. The Company has established safeguards for monitoring whether a Policy may become a MEC.

Charges and Deductions: Your Policy is subject to charges, which compensate the Company for administering and distributing the Policy, as well as paying Policy benefits and assuming related risks. These charges are summarized below, and explained in detail under “Charges and Deductions.”

Policy Charges

    Sales Expenses Charges — We deduct a sales charge from each premium payment received. The sales charges are summarized in the chart below. An increase in Stated Amount is treated as a newly issued contract for purposes of computing the Sales Expense Charge.
	SALES EXPENSE CHARGES ON A CURRENT BASIS		SALES EXPENSE CHARGES ON A GUARANTEED BASIS

POLICY YEARS	Up to Target Premium	Above Target Premium	Up to Target Premium	Above Target Premium

Year 1	10%	6.8%	12%	8%
Year 2	10%	6.4%	12%	8%
Year 3	8%	6.0%	12%	8%
Year 4	8%	5.5%	12%	8%
Year 5	8%	4.5%	12%	8%
Years 6 & 7	8%	3.5%	12%	8%
Years 8+	3.5%	3.5%	12%	8%
    Currently, 2.25% of the Sales Expense Charge is designed to compensate us for state premium taxes owed by the Company associated with the receipt of premium, which cost is borne by the Policy Owner. These taxes vary from state to state, and 2.25% is an average. In some states, there may be no premium taxes associated with premium. Likewise, 1.25% of the Sales Expense Charge is designed to compensate us for federal taxes associated with the receipt of premium, which cost is borne by the Policy Owner.
    Monthly Deduction — deductions taken from the value of your Policy each month to cover:
(1)	cost of insurance charges;

(2)	a current Policy fee of $5.00 (guaranteed not to exceed $10.00);

(3)	a sales expense charge of $0.10 per $1,000 of Stated Amount; and

(4)	charges for optional riders.

    Surrender Charge — There is no surrender charge.

Asset-Based Charges

(Not Assessed on Contract Values in the Fixed Account)

    Mortality and Expense Risk Charge (M&E) — applies to the assets of the Investment Options on a daily basis which equals:
Policy Years	M&E Charge on a Current Basis (annual)	M&E Charge on a Guaranteed Basis (annual)

1-25	0.20%	0.75%
Year 26 and After	0.05%	0.75%

Underlying Fund Fees

(an indirect fee)

The Separate Account purchases shares of the Underlying Funds at net asset value. The net asset value already reflects the deduction of each Fund’s Total Operating Expenses. Therefore you are indirectly bearing the costs of Fund expenses. We receive payments from some of the Funds or their affiliates for providing administrative or other services for a Fund. These payments vary in amount and currently we receive fees at an annual rate of up to approximately 0.50% of the average net amount invested in a Fund on behalf of Travelers’ separate accounts. These payments by the Funds do not result in any charge to you in addition to the Total Operating Expenses disclosed for each Fund below.

The next table describes each Fund’s fees and expenses as of December 31, 2001. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Funding Options:	Management Fee (after expense reimbursement)	Distribution and Service (12b-1) Fees	Other Expenses (after expense reimbursement)	Total Annual Operating Expenses (after expense reimbursement)

Capital Appreciation Fund	0.75%	—	0.09%	0.84%
High Yield Bond Trust	0.50%	—	0.23%	0.73%
Money Market Portfolio (Travelers)	0.32%	—	0.08%	0.40	%(1)
Alliance Variable Product Series Fund, Inc.
Growth and Income Portfolio - Class B*	0.63%	0.25%	0.04%	0.92%
Premier Growth Portfolio - Class B*	1.00%	0.25%	0.04%	1.29%
American Variable Insurance Series
Global Growth Fund - Class 2*	0.66%	0.25%	0.04%	0.95%
Growth Fund - Class 2*	0.37%	0.25%	0.01%	0.63%
Growth-Income Fund - Class 2*	0.33%	0.25%	0.02%	0.60%
Credit Suisse Trust
Credit Suisse Emerging Markets Portfolio	0.76%	—	0.64%	1.40	%(2)
Delaware VIP Trust
VIP REIT Series	0.75%	—	0.14%	0.89	%(3)
Deutsche Asset Management VIT Funds
EAFE® Equity Index Fund	0.45%	—	0.20%	0.65	%(5)
Small Cap Index Fund	0.35%	—	0.10%	0.45	%(6)
Dreyfus Variable Investment Fund
Appreciation Portfolio - Initial Shares	0.75%	—	0.03%	0.78	%(7)
Small Cap Portfolio - Initial Shares	0.75%	—	0.04%	0.79	%(7)
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund - Class 2*	0.45%	0.25%	0.31%	1.01	%(8)
Templeton Foreign Securities Fund - Class 2*	0.68%	0.25%	0.22%	1.15	%(9)
Greenwich Street Series Fund
Equity Index Portfolio – Class I Shares	0.21%	—	0.02%	0.23)	%(10)
Fundamental Value Portfolio	0.75%	—	0.02%	0.77)	%(10)

Funding Options:	Management Fee (after expense reimbursement)	Distribution and Service (12b-1) Fees	Other Expenses (after expense reimbursement)	Total Annual Operating Expenses (after expense reimbursement)

Janus Aspen Series
Balanced Portfolio - Service Shares*	0.65%	0.25%	0.01%	0.91%
Global Technology Portfolio - Service Shares*	0.65%	0.25%	0.05%	0.95%
Worldwide Growth Portfolio - Service Shares*	0.65%	0.25%	0.04%	0.94%
PIMCO Variable Insurance Trust
Total Return Portfolio	0.25%	—	0.40%	0.65	%(11)
Pioneer Variable Contracts Trust
Pioneer Mid-Cap Value VCT Portfolio - Class II*	0.65%	0.25%	0.21%	1.11%
Putnam Variable Trust
Putnam VT International Growth Fund - Class IB Shares*	0.76%	0.25%	0.18%	1.19%
Putnam VT Small Cap Value Fund - Class IB Shares*	0.80%	0.25%	0.30%	1.35%
Salomon Brothers Variable Series Fund Inc.
Capital Fund	0.83%	—	0.17%	1.00	%(12)
Investors Fund	0.70%	—	0.12%	0.82	%(13)
Total Return Fund	0.66%	—	0.34%	1.00	%(14)
The Travelers Series Trust
Convertible Securities Portfolio	0.60%	—	0.19%	0.79	%(16)
Disciplined Mid Cap Stock Portfolio	0.70%	—	0.13%	0.83%
Equity Income Portfolio	0.75%	—	0.04%	0.79	%(17)
Large Cap Portfolio	0.75%	—	0.04%	0.79	%(18)
Lazard International Stock Portfolio	0.83%	—	0.18%	1.01%
MFS Emerging Growth Portfolio	0.75%	—	0.14%	0.89%
MFS Mid Cap Growth Portfolio	0.80%	—	0.12%	0.92%
Social Awareness Stock Portfolio	0.61%	—	0.13%	0.74%
Travelers Quality Bond Portfolio	0.32%	—	0.13%	0.45%
U.S. Government Securities Portfolio	0.32%	—	0.13%	0.45%
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	0.80%	—	0.03%	0.83	%(19)
Alliance Growth Portfolio	0.80%	—	0.02%	0.82	%(19)
MFS Total Return Portfolio	0.80%	—	0.03%	0.83	%(19)
Smith Barney Aggressive Growth Portfolio	0.80%	—	0.04%	0.84	%(19)
Smith Barney Large Capitalization Growth Portfolio	0.75%	—	0.03%	0.78	%(19)
Van Kampen Enterprise Portfolio	0.70%	—	0.04%	0.74	%(19)
Variable Insurance Products Fund II
Contrafund® Portfolio - Service Class 2*	0.58%	0.25%	0.07%	0.90	%(20)
Variable Insurance Products Fund III
Mid Cap Portfolio - Service Class 2*	0.58%	0.25%	0.05%	0.88	%(21)

______________

*	The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

Notes

(1)	Travelers Insurance reimbursed the portfolio for $44,028 in expenses for the year ended December 31, 2001 (the portfolio's fiscal year end). If such expenses were not reimbursed the actual expense ratio would have been 0.42%. For the year ended December 31, 2001, there was a voluntary expense limitation. As a result of the voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.40%.

(2)	Fee waivers, expense reimbursements, or expense credits reduced expenses for the Emerging Markets Portfolio during 2001, but this may be discontinued at any time. Without such arrangements, the Management Fees, Other Expenses and Total Annual Operating Expenses would equal 1.25%, 0.64% and 1.89%, respectively. The Other Expenses are based on annualized estimates of expenses for the fiscal year ending December 31, 2001, net of any fee waivers or expense reimbursements.

(3)	The investment advisor for the Delaware VIP REIT Series is Delaware Management Company (DMC). For the period May 1, 2001 through April 30, 2002, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses would not exceed 0.85%. Without such an arrangement, the total operating expense for the Series would have been 0.89% for the fiscal year 2001. Effective May 1, 2002 through April 30, 2003, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.

(4)	The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company (DMC). For the period May 1, 2001 through April 30, 2002, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses would not exceed 0.85%. Without such an arrangement, the total operating expense for the Series would have been 0.86% for the fiscal year 2001. Effective May 1, 2002 through April 30, 2003, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.

(5)	Deutsche Asset Management, Inc. (The Advisor) has voluntarily agreed to waive a portion of its management fee and reimburse certain expenses. These waivers and reimbursements may be discontinued at any time. Without these expense waivers and reimbursements, Management Fee, Other Expenses and Total Operating Expenses for the EAFE Equity Index Fund would be 0.45%, 0.36%, and 0.81%, respectively.

(6)	Deutsche Asset Management, Inc. (The Advisor) has voluntarily agreed to waive a portion of its management fee and reimburse certain expenses. These waivers and reimbursements may be discontinued at any time. Without these expense waivers and reimbursements, Management Fee, Other Expenses and Total Operating Expenses for the Small Cap Index Fund would be 0.35%, 0.28%, and 0.63%, respectively.

(7)	The expenses shown are for the fiscal year ended December 31, 2001. Current or future expenses may be greater or less than those presented. Please consult the underlying mutual fund prospectus for more complete information.

(8)	The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus. For the Franklin Small Cap Fund the managers have agreed in advance to make estimated reductions of 0.08% of their fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. Those reductions are required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Without these reductions, Management Fees, 12b-1 Fees, Other Expenses, and Total Annual Operating Expenses for the Franklin Small Cap Fund - Class 2 would have been 0.53%, 0.25%, 0.31%, and 1.09%, respectively.

(9)	The Fund's Class 2 distribution plan or ""rule 12b-1 plan"" is described in the Fund's prospectus. For the Franklin Small Cap Fund and Templeton Foreign Securities Funds the managers have agreed in advance to make estimated reductions of 0.08% and 0.01% respectively, of their fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. Those reductions are required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Without these reductions, Management Fees, 12b-1 Fees, Other Expenses, and Total Annual Operating Expenses for the Templeton Foreign Securities Fund - Class 2 would have been 0.69%, 0.25%, 0.22%, and 1.16%.

(10)	Expenses are as of December 31, 2001 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed in 2001.

(11)	"Other Expenses" reflects a 0.25% administrative fee, a 0.15% service fee, and 0.01% representing the Portfolio’s pro rata Trustees’ fees. PIMCO has contractually agreed to reduce total annual portfolio operating expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees’ fees, 0.65% of average daily net assets. Without such reduction, Total Annual Expenses for the fiscal year ended December 31, 2001 would have been 0.66%. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(12)	The Manager has waived a portion of its management fees for the year ended December 31, 2001. If such fees were not waived, the actual expenses ratio would have been 1.02%. As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.

(13)	As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.

(14)	The Manager has waived all or a portion of its management fees for the year ended December 31, 2001. If such fees were not waived or expenses not reimbursed, the actual expenses ratio would have been 1.14%. As a result of a voluntary expense limitation, expense ratios (excluding interest expense) will not exceed 1.00%.

(15)	As compensation for its advisory services, the fund pays Strong a monthly management fee at an annual rate of 0.75% of the fund’s average daily net asset value. Strong has voluntarily agreed to waive the management fee and/or absorb the fund’s other expenses so that the total annual fund operating expenses are capped at 1.20%. Strong has no current intention to, but may in the future, discontinue or modify any fee waivers or expense absorptions after any appropriate notice to the fund’s shareholders. A cap on total annual fund operating expenses lowers the fund’s overall expense ratio and increases the fund’s return to investors. Without the waiver of the Management Fee the Total Annual Operating Expenses would have been 1.30%.

(16)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.80%.

(17)	A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Equity Income Portfolio would have been 0.85%.

(18)	A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Large Cap Portfolio would have been 0.84%.

(19)	Expenses are as of October 31, 2001 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2001.

(20)	A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Fidelity VIP II Contrafund Portfolio - Service Class 2 would have been 0.94%.

(21)	A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Fidelity VIP III Mid Cap Portfolio - Service Class 2 would have been 0.94%.

GENERAL DESCRIPTION

This prospectus describes a flexible premium variable life insurance policy offered by The Travelers Insurance Company to corporations and employers and individuals under certain circumstances. It provides life insurance protection on the life of an Insured, and pays policy proceeds when the Insured dies while the policy is in effect. The policy offers:

    Flexible premium payments (you select the timing and amount of the premium)
    A selection of Investment Options
    A choice of three death benefit options
    Loans and partial withdrawal privileges
    The ability to increase or decrease the Policy’s face amount of insurance
    Additional benefits through the use of an optional rider

This Policy is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, Contract Values and other features traditionally associated with life insurance. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured, and Death Benefit may increase or decrease depending on the investment experience of the Investment Options chosen.

There may be differences in your Policy (such as differences in fees, charges and benefits) from the one described in this prospectus because of the requirements of the state where we issued your Policy. Consult your Policy for its specific terms.

Group or Individual Policy. The policy may be issued either as an individual or group policy. Under an individual or group policy, the Insured generally will be an employee. The Certificate, and Group Policy, and Individual Policies are hereafter collectively referred to as the “Policy.”

The Application. In order to become a Policy Owner, you must submit an application with information about the proposed Insured. The Insured must sign a life insurance consent form and provide evidence of insurability, as required. On the application, you will also indicate:

    the amount of insurance desired (the “stated amount”); minimum of $50,000 your choice of the three death benefit options
    the beneficiary(ies), and whether or not the beneficiary is irrevocable your choice of Investment Options.

Our underwriting staff will review the completed application, and, if approved, we will issue the Policy.

HOW THE POLICY WORKS

You make premium payments and direct them to one or more of the available Investment Options and the Fixed Account. The Policy’s Contract Value will increase or decrease depending on the performance of the Investment Options you select. In the case of Death Benefit Option 2, the Death Benefit will also vary based on the Investment Options’ performance.

If your Policy is in effect when the Insured dies, we will pay your beneficiary the Death Benefit plus any additional rider Death Benefit. Your Policy will stay in effect as long as the Policy’s Cash Surrender Value can pay the Policy’s monthly charges.

Your Policy becomes effective once our underwriting staff has approved the application and once the first premium payment has been made. The Policy Date is the date we use to determine all future transactions on the policy, for example, the deduction dates, policy months, policy years. The Policy Date may be before or the same date as the Issue Date (the date the policy was issued). During the underwriting period, any premium paid will be held in a non-interest bearing account.

Applying Premium Payments

We apply the first premium on the later of the Issue Date or the date we receive it at our Home Office. During the Right to Cancel Period, we allocate Net Premiums to the Money Market Portfolio unless state law permits us to refund Contract Value under the Right to Cancel provision. Then, you may invest your Net Premium in any available Investment Option. At the end of the Right to Cancel Period, we direct the net premiums to the Investment Option(s) and/or the Fixed Account selected on the application, unless you give us other directions.

Any premium allocation must be at least 5% and must be in whole percentages. You may make additional payments at any time while your Policy is in force. We reserve the right to require evidence of insurability before accepting additional premium payments which result in an increased Net Amount at Risk. We will return any additional premium payments which would exceed the limits prescribed by federal income tax laws or regulations which would prevent the Policy from qualifying as life insurance.

The Investment Options are segments of the Separate Account. They correspond to Underlying Funds with the same names. The available Investment Options are listed below.

We credit your policy with accumulation units of the Investment Option(s) you have selected. We calculate the number of Accumulation Units by dividing your Net Premium Payment by each Investment Option’s Accumulation Unit Value computed after we receive your payment.

THE INVESTMENT OPTIONS

The Investment Options currently available under Fund UL III are listed below. There is no assurance that an Investment Option will achieve its stated objectives. We may add, withdraw or substitute Investment Options from time to time. Any changes will comply with applicable state and federal laws. For more detailed information on the investment advisers and their services and fees, please refer to the Underlying Fund’s prospectuses which are included with and must accompany this prospectus. Please read carefully the complete risk disclosure in each Underlying Fund’s prospectus before investing.

Funding Option	Investment Objective	Investment Adviser/Subadviser
Capital Appreciation Fund	Seeks growth of capital through the use of common stocks. Income is not an objective. The Fund invests principally in common stocks of small to large companies which are expected to experience wide fluctuations in price in both rising and declining markets.	Travelers Asset Management International Company LLC (“TAMIC”) Subadviser: Janus Capital Corp.
High Yield Bond Trust	Seeks high current income. The Fund normally invests at least 80% of its assets in below investment-grade bonds and debt securities.	TAMIC
Money Market Portfolio	Seeks high current income from short-term money market instruments while preserving capital and maintaining a high degree of liquidity.	TAMIC
Alliance Variable Product Series Fund
Growth & Income Portfolio — Class B	Seeks to achieve reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality.	Alliance Capital Management, L.P. (“Alliance”)
Premier Growth Portfolio — Class B	Seeks long-term growth of capital by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earning momentum.	Alliance

Funding Option	Investment Objective	Investment Adviser/Subadviser
American Variable Insurance Series
Global Growth Fund – Class 2	Seeks capital appreciation by investing primarily in common stock of companies located around the world.	Capital Research and Management Company
Growth Fund – Class 2	Seeks capital appreciation by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.	Capital Research and Management Company
Growth-Income Fund – Class 2	Seeks capital appreciation and income by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.	Capital Research and Management Company
Credit Suisse Trust
Emerging Markets Portfolio	Seeks long-term growth of capital by investing in equity securities of companies located in or conducting a majority of their business in emerging markets.	Credit Suisse Asset Management, LLC
Delaware VIP Trust
VIP REIT Series – Standard Class	Seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. Under normal circumstances, the Series will invest at least 80% of its net assets in investments of real estate investment trusts (REITS). The Series operates as a nondiversified fund as defined by the Investment Company Act of 1940.	Delaware Management Company, Inc. Subadviser: Lincoln Investment Management, Inc.
Deutsche Asset Management VIT Funds (Scudder)
EAFE Equity Index Fund	The Fund seeks to replicate, as closely as possible, before the deduction of expense, the performance of the EAFE index, which measures international stock market performance. Under normal circumstances, the Fund intends to invest at least 80% of its assets, determined as the time of purchase, in stocks of companies included in the EAFE index and in derivative instruments.	Bankers Trust Company
Small Cap Index Fund	The Fund seeks to replicate, as closely as possible, before deduction of expenses, the performance of the Russell 2000 Index, which emphasizes stocks of small U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index and in derivative instruments.	Bankers Trust Company
Dreyfus Variable Investment Fund
Appreciation Portfolio — Initial Shares	Seeks primarily to provide long-term capital growth consistent with the preservation of capital; current income is a secondary investment objective. The portfolio invests primarily in the common stocks of domestic and foreign issuers.	The Dreyfus Corporation Subadviser: Fayez Sarofim & Co.
Small Cap Portfolio — Initial Shares	Seeks to maximize capital appreciation by investing at least 80% of its assets in the stocks of small-cap companies. Small cap companies are defined as those with market capitalizations of less than $2 billion at the time of purchase.	The Dreyfus Corporation
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund — Class 2	Seeks long-term capital growth. Under normal conditions, the Fund will invest at least 80% of its net assets in investments of small capitalization (small cap) companies.	Franklin Advisers, Inc. Subadviser: Templeton Investment Counsel, Inc.
Templeton Foreign Securities Fund – Class 2	Seeks long-term capital growth. Under normal conditions, the Fund will invest at least 80% of its net assets in foreign securities, including emerging markets.	Templeton Investment Counsel, Inc.

Funding Option	Investment Objective	Investment Adviser/Subadviser
Greenwich Street Series Fund
Equity Index Portfolio – Class 1 Shares	Seeks investment results that, before expenses, correspond to the price and yield performance of the S&P 500 Index. The fund will hold substantially all of the stocks in the S&P 500 Index, with comparable economic sector weightings, market capitalization and liquidity.	Travelers Investment Management Company (TIMCO)
Global Technology Portfolio — Service Shares	Seeks long-term growth of capital. It pursues its objective by investing primarily in equity securities of US and foreign companies selected for their growth potential. Normally, it invests at least 65% of its total assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology.	Janus
Worldwide Growth Portfolio — Service Shares	Seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.	Janus
PIMCO Variable Insurance Trust
Total Return Portfolio	Seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income instruments of varying maturities.	Pacific Investment Management Company
Pioneer Variable Contracts Trust
Pioneer Mid-Cap Value VCT Portfolio — Class II Shares	Seeks capital appreciation by investing in a diversified portfolio of common stocks of mid-size companies the manager believes are selling at substantial discounts to their underlying values and then holds these securities until the market values reflect the intrinsic values.	Pioneer Investment Management, Inc.
Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares	Seeks capital appreciation by investing mostly in common stocks of companies outside the United States.	Putnam Investment Management, Inc. (“Putnam”)
Putnam VT Small Cap Value Fund — Class IB Shares	Seeks capital appreciation. The Fund seeks its goal by investing at least 80% of its net assets in small companies of a size similar to those in the Russell 2000 Value Index.	Putnam
Salomon Brothers Variable Series Fund Inc.
Capital Fund	Seeks capital appreciation through investments primarily in common stock, or securities convertible to common stocks, which are believed to have above-average price appreciation potential and which may also involve above-average risk.	Salomon Brothers Asset Management (“SBAM”)
Investors Fund	Seeks long-term growth of capital. Current income is a secondary objective.	SBAM
Total Return Fund	Seeks above-average income (compared to a portfolio invested entirely in equity securities). Secondarily, seeks opportunities for growth of capital and income.	SBAM
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	Seeks capital appreciation by investing principally in common stock, with emphasis on medium-sized and smaller emerging growth companies.	Travelers Investment Advisers (“TIA”) Subadviser: AIM Capital Management, Inc.
Alliance Growth Portfolio	Seeks long-term growth of capital by investing predominantly in equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the U.S. economy over time. Current income is only an incidental consideration.	TIA Subadviser: Alliance Capital Management L.P.

Funding Option	Investment Objective	Investment Adviser/Subadviser
MFS Total Return Portfolio	Seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. Generally, at least 40% of the Portfolio’s assets will be invested in equity securities.	TIA Subadviser: Massachusetts Financial Services Company (“MFS”)
Smith Barney Aggressive Growth Portfolio	Seeks capital appreciation investing primarily in common stocks of companies that are experiencing, or have the potential to experience, growth of earnings, or that exceed the average earnings growth rate of companies whose securities are included in the S&P 500.	SBFM
Smith Barney Large Capitalization Growth Portfolio	Seeks long-term growth of capital by investing in equity securities of companies with large market capitalizations.	SBFM
Van Kampen Enterprise Portfolio	Seeks capital appreciation through investment in securities believed to have above-average potential for capital appreciation. Any income received on such securities is incidental to the objective of capital appreciation.	SBFM Subadviser: Van Kampen Asset Management, Inc.
Travelers Series Trust
Convertible Securities Portfolio	Seeks current income and capital appreciation. Normally, the Fund invests at least 80% of its assets in convertible securities. The Fund invests in companies of any size or industry and some of these securities may have a lower rating (junk bonds) or may be unrated.	TAMIC
Disciplined Mid Cap Stock Portfolio	Seeks growth of capital. Normally the fund invests at least 80% of its assets in equity securities of companies with mid-size market capitalizations. Mid-size market capitalization companies are defined as those with a market capitalization similar to those companies in the S&P Mid Cap 400 Index.	TAMIC Subadviser: TIMCO
Equity Income Portfolio	Seeks reasonable income. Normally, the Fund invests at least 80% of its assets in equity securities. The Fund primarily invests in income-producing securities. The Fund’s subadviser may also invest the Fund’s assets in other types of equity securities and debt securities, including lower-quality debt securities.	TAMIC Subadviser: Fidelity Management & Research Company (“FMR”)
Large Cap Portfolio	Seeks long-term growth of capital. Normally, the Fund invests at least 80% of its assets in securities of companies with large market capitalizations. The subadviser generally defines large market capitalization companies as those whose market capitalization is similar to that of companies in the S&P 500 or the Russell 1000.	TAMIC Subadviser: FMR
Lazard International Stock Portfolio	Seeks capital appreciation. The Fund normally invests at least 80% of its assets in equity securities. The Fund’s subadviser invests primarily in non-U.S. domiciled companies located in developed markets that the subadviser believes are undervalued, based on their return on total capital or equity. The Fund may invest in companies of any size or industry.	TAMIC Subadviser: Lazard Asset Management
MFS Emerging Growth Portfolio	Seeks long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental.	TAMIC Subadviser: MFS
MFS Mid Cap Growth Portfolio	Seeks to obtain long-term growth of capital. Normally the Fund invests at least 80% of its assets in equity securities of medium-sized companies. Medium-sized market capitalization companies are those with market capitalizations of at least $250 million but not exceeding the top range of the Russell MidCap Growth Index.	TAMIC Subadviser: MFS

Funding Option	Investment Objective	Investment Adviser/Subadviser
Travelers Quality Bond Portfolio	Seeks current income, moderate capital volatility and total return.	TAMIC
Social Awareness Stock Portfolio	Seeks long-term capital appreciation and retention of net investment income. Normally, the Fund invests at least 80% of its assets in equity securities. The Fund seeks to invest in companies that our investment screen, and when possible meet the social criteria established for the Portfolio. Social criteria currently excludes companies that derive a significant portion of their revenues from the production of tobacco, tobacco products, alcohol, or military defense systems, or in the provision of military defense related services or gambling services.	SBFM
U.S. Government Securities Portfolio	Seeks highest credit quality, current income and total return. Normally, the Fund invests at least 80% of its assets in securities issued, guaranteed or otherwise backed by the U.S. Government, its instrumentalities and agencies.	TAMIC
Variable Insurance Products Fund II
Contrafund Portfolio — Service Class 2	Seeks long-term capital appreciation by investing primarily in common stocks of companies whose value the advisor believes is not fully recognized by the public.	Fidelity Management & Research Company
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2	Seeks long-term growth of capital and income by investing primarily in income-producing equity securities, including common stocks and convertible securities.	Fidelity Management & Research Company

THE FIXED ACCOUNT

The Fixed Account is secured by part of the general assets of the Company. The general assets of the Company include all assets of the Company other than those held in Separate Accounts sponsored by the Company.

The staff of the Securities and Exchange Commission (SEC) does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss and guarantees a specified interest rate. The investment gain or loss of the Separate Account or any of the variable Investment Options does not affect the Fixed Account portion of the Policy owner’s Contract Value.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the premium payments allocated to the Fixed Account, plus interest credited, less Monthly Deduction Amount allocated to the Fixed Account, less any prior surrenders or loans. If the Policy owner effects a surrender, the amount available from the Fixed Account will be reduced by any applicable charges as described under “Charges and Deductions” in this prospectus.

Premium payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company’s general account which supports insurance and annuity obligations. Neither the general account nor any interest therein is registered under, nor subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Policies participating in the Fixed Accounts.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Policies. The amount of such investment income allocated to the Policies will vary in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee that for the life of the Policy we will credit interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3% per year will be determined in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guarantee of 3% for any given year.

Transfers from the Fixed Account must be made within 30 days after your Policy Anniversary or semi-anniversary. We reserve the right to limit the amount transferred from the Fixed Account to the Investment Options to 25% of the Contract Value in the Fixed Account.

Transfers to the Fixed Account may not be made prior to the first Policy Anniversary or within 12 months of any prior transfer. We reserve the right to restrict the amount transferred to the Fixed Account to 20% of the portion of the Contract Value attributable to the Investment Options at the end of the prior Valuation Period. We reserve the right to refuse transfers to the Fixed Account if the Fixed Account is greater than or equal to 30% of the Contract Value. In addition, we reserve the right to limit the number of transfers between the Fixed Account and the Investment Option to two in any Policy Year.

POLICY BENEFITS AND RIGHTS

Transfers of Contract Value

Investment Options

As long as the Policy remains in effect, you may make transfers of Contract Value between Investment Options. We reserve the right to restrict the number of free transfers to six times per Policy in any Policy Year and to charge $10 per Policy for each additional transfer; however, we do not currently charge for transfers. Amounts transferred under the Automated Transfer programs described below are not counted for purposes of this limit on transfers.

We calculate the number of Accumulation Units involved using the Accumulation Unit Values on the Valuation Date on which we receive the transfer request.

Fixed Account

You may make transfers from the Fixed Account to any other available investment option(s) twice a year during the 30 days following the semi-annual or annual anniversary of the Policy Date. The transfers are limited to an amount of up to 25% of the Fixed Account Contract Value on the semi-annual or annual contract effective date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to other Investment Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated Transfers

Dollar-Cost Averaging. You may establish automated transfers of Contract Values on a monthly or quarterly basis from any Investment Option(s) to any other Investment Option(s) through written request or other method acceptable to the Company. You must have a minimum total Policy Value of $1,000 to enroll in the Dollar-Cost Averaging program. The minimum total automated transfer amount is $100.

You may start or stop participation in the Dollar-Cost Averaging program at any time, but you must give the Company at least 30 days’ notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the Contract Value, Policy Owners should consider the risks involved in switching between investments available under this Policy. Dollar-cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

Portfolio Rebalancing. You may elect to have the Company periodically reallocate values in your policy to match your original (or your latest) funding option allocation request.

Lapse and Reinstatement

The Policy will remain in effect until the Cash Surrender Value of the Policy can no longer cover the Monthly Deduction Amount. If this happens, we will notify you in writing that if the amount shown in the notice is not paid within 61 days (the “Late Period”), the Policy may lapse. The amount shown will be enough to pay the deduction amount due. The Policy will continue through the Late Period, but if no payment is received by us, it will terminate at the end of the Late Period. If the Insured dies during the Late Period, the Death Benefit payable will be reduced by the Monthly Deduction Amount due plus the amount of any outstanding loan. (See “Death Benefit,” below.)

If the Policy lapses, you may reinstate the Policy by paying the reinstatement premium (and any applicable charges) stated in the lapse notice. You may request reinstatement within three years of lapse (unless a different period is required under applicable state law). Upon reinstatement, the Policy’s Contract Value will equal the Net Premium. In addition, we reserve the right to require satisfactory evidence of insurability of the Insured.

Insured Term Rider

You may choose to purchase the Insured Term Rider as an addition to the Policy. This rider may not be available in all states.

Exchange Rights

Once the Policy is in effect, you may choose during the first 24 months to irrevocably transfer all Contract Value of the Investment Options to the Fixed Account. Upon election of this option, no future transfers to the Investment Options will be permitted. All future premium payments will be allocated to the Fixed Account. No evidence of insurability is required to exercise this Option.

Right to Cancel

An Applicant may cancel the Policy by returning it via mail or personal delivery to the Company or to the agent who sold the Policy. The Policy must be returned by the latest of

(1)	10 days after delivery of the Policy to the Policy Owner,

(2)	45 days of completion of the Policy application, or

(3)	10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant (whichever is latest), or

(4)	later if required by state law.

We will refund the premium payments paid, or the sum of (1) the difference between the premium paid, including any fees or charges, and the amounts allocated to the Investment Option(s), (2) the value of the amounts allocated to the Investment Option(s) on the date on which the Company receives the returned Policy, and (3) any fees and other charges imposed on amounts allocated to the Investment Option(s), depending on state law. We will make the refund within seven days after we receive your returned policy.

ACCESS TO CONTRACT VALUES

Policy Loans

You may borrow up to 100% of the Policy’s Cash Surrender Value. This amount will be determined on the day we receive the loan request in writing in a form acceptable to us. We reserve the right to limit loan requests to at least $500. We will make the loan within seven days of our receipt of the written loan request. The annual effective loan interest rate charged is 5.00%. The annual effective loan interest rate credited is 4.40% in years 1 — 10, 4.50% in years 11 — 20, and 4.85% in years 21 plus.

If you have a loan outstanding and request a second loan, we will add the amount of the outstanding loan to the loan request. Interest on the outstanding amount of the loan(s), is charged daily and is payable at the end of each Policy Year.

We will transfer the amount of the loan from each Investment Option on a pro rata basis, as of the date the loan is made unless otherwise specified. Loan amounts will be transferred from the Fixed Account when insufficient amounts are available in the Investment Options. We transfer the loan amount to the Loan Account, and credit the Loan Account with a fixed annual rate as shown in the Policy. Amounts held in the Loan Account will not be affected by the investment performance of the Investment Options. As you repay the loan, we deduct the amount of the loan repayment from the Loan Account and reallocate the payments among the Investment Options and the Fixed Account according to your current instructions. You may repay all or any part of a loan secured by the Policy while the Policy is still in effect.

Consequences. Your Cash Surrender Value is reduced by the amount of any outstanding loan(s). If a loan is not repaid, it permanently decreases the Cash Surrender Value, which could cause the Policy to lapse. Additionally, the Death Benefit payable will be decreased because of an outstanding loan. Also, even if a loan is repaid, the Death Benefit and Cash Surrender Value may be permanently affected since you do not receive any investment experience on the outstanding loan amount held in the Loan Account.

Policy Surrenders

You may withdraw all or a portion of the Contract Value from the Policy on any day that the Company is open for business.

Full Surrenders. As long as the Policy is in effect, you may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the beneficiary’s consent provided the beneficiary has not been designated “irrevocable.” If so, you will need the beneficiary’s consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Home Office. The Cash Surrender Value is the Contract Value, minus any outstanding Policy loans.

For full surrenders, we will pay you within seven days after we receive the request, or on the date you specify, whichever is later. The Policy will terminate on the effective date of the surrender.

If the Policy has not been assigned at any time and is not part of a tax free exchange and a full surrender is requested in the first seven Policy Years we may pay an additional amount at the time of surrender.

These payments will not be made from the policy, but are a separate obligation of Travelers. The amount, duration and availability of this additional payment may vary based on a number of factors, including:

    the number of insureds;
    the purpose for which the policies are being purchased; and
    any other circumstances which are rationally related to an expected reduction in acquisition or administrative costs.

These additional surrender payments will be determined in a manner not unfairly discriminatory to policy owners.

Partial Withdrawals. You may request a partial withdrawal from the Policy at any time after the first policy year. We reserve the right to limit partial withdrawals to at least $500. We will deduct the amount surrendered pro rata from all Investment Options, unless you give us other written instructions.

In addition to reducing the Policy’s Contract Value, partial withdrawals will reduce the Death Benefit payable under the Policy. We will reduce the Stated Amount by the amount necessary to prevent any increase in the Net Amount at Risk. We may require you to return the Policy to record this reduction.

DEATH BENEFIT

The Death Benefit under the Policy is the amount paid to the Beneficiary upon the death of the Insured. The Death Benefit will be reduced by any unpaid Monthly Deduction Amount and outstanding Policy loans. All or part of the Death Benefit may be paid in cash or applied to one or more of the payment options described in the following pages.

You may elect one of these Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under any option will be at least the current Stated Amount of the Policy less any outstanding Policy loan and unpaid Monthly Deduction Amount. The Amount Insured under any option may vary with the Contract Value of the Policy. Under Option 1 (the “Level Option”), the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the “Minimum Amount Insured”). Under Option 2 (the “Variable Option”), the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured’s death) or, if greater, the Minimum Amount Insured. Under Option 3, (the Annual Increase Option), the Amount Insured will be equal to Stated Amount of the policy plus Premium Payments minus any partial surrenders.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance Policy under the current federal tax law. Under that law, the Minimum Amount Insured equals a stated percentage of the Policy’s Contract Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured and the definition of life insurance under Section 7702 selected by you. (Cash Value Accumulation Test or Guideline Premium Cash Value Corridor Test). The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages for the Guideline Premium Cash Value Corridor Test. For attained ages not shown, the applicable percentages will decrease evenly:

Attained Age of Insured	Percentage
0-40	250
45	215
50	185
55	150
60	130
65	120
70	115
75	105
95+	100

Federal tax law imposes another cash funding limitation on cash value life insurance Policies that may increase the Minimum Amount Insured shown above. This limitation, known as the “guideline premium limitation,” generally applies during the early years of variable universal life insurance Policies.

In the Cash Value Accumulation Test, the factors at the end of a Policy Year are set forth in Appendix C.

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under Death Benefit Options 1. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Contract Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy loan.

OPTION 1 — Level Death Benefit

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

OPTION 2 — Variable Death Benefit

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Contract Value of the Policy (determined on the date of the Insured’s death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Contract Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Contract Value ($50,000 + $60,000 = $110,000).

OPTION 3 — Annual Increase Option

In the following examples of an Option 3 Annual Increase Option, the Death Benefit is generally equal to the Stated Amount of $50,000 plus premium payments paid minus partial surrenders, accumulated at the specified interest rates.

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($52,650) would be equal to the Stated Amount ($50,000) plus premium payments ($2,500) aggregated at 6.00% for one year, unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The Death Benefit would be $100,000 since the Death Benefit is greater than the Stated Amount plus premium payments aggregated at 6.00% for one year ($52,650) or the Minimum Amount Insured ($100,000).

Payment of Proceeds

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured’s death. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly Deduction Amount, any Policy loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. (See “Assignment”.) If no beneficiary is living when the Insured has died, the Death Benefit will be paid to the Policy Owner, if living, otherwise, the Death Benefit will be paid to the Policy Owner’s estate.

Subject to state law, if the Insured commits suicide within two years following the Issue Date limits on the amount of Death Benefit paid will apply. (See “Limit on Right to Contest and Suicide Exclusion”) In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Contract Value of the Policy, then the Death Benefit actually paid to the Policy Owner’s Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See “Contract Value and Cash Surrender Value,” for effects of partial surrenders on Death Benefits.)

Payment Options

We will pay policy proceeds in a lump sum, unless you or the Beneficiary selects one of the Company’s payment options. We may defer payment of proceeds which exceed the Contract Value for up to six months from the date of the request for the payment. A combination of options may be used. The minimum amount that may be placed under a payment option is $5,000 unless we consent to a lesser amount. Proceeds applied under an option will no longer be affected by the investment experience of the Investment Options.

The following payment options are available under the Policy:

      OPTION 1 — Payments of a Fixed Amount

      OPTION 2 — Payments for a Fixed Period

      OPTION 3 — Amounts Held at Interest

      OPTION 4 — Monthly Life Income

      OPTION 5 — Joint and Survivor Level Amount Monthly Life Income

      OPTION 6 — Joint and Survivor Monthly Life Income-Two-thirds to Survivor

      OPTION 7 — Joint and Last Survivor Monthly Life Income-Monthly Payment Reduces on Death of First Person Named

      OPTION 8 — Other Options

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $50, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

MATURITY BENEFITS

The Maturity Date is the anniversary of the Policy Date on which the Insured is age 100. If the Insured is living on the Maturity Date, the Company will pay you the Policy’s Contract Value, less any outstanding Policy loan or unpaid Deduction Amount. You must surrender the Policy to us before we make a payment, at which point the Policy will terminate and we will have no further obligations under the Policy.

CHARGES AND DEDUCTIONS

General

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. Services and benefits we provide include:

    the ability for you to make withdrawals and surrenders under the Policies;
    the ability for you to obtain a loan under the Policies;
    the Death Benefit paid on the death of the Insured;
    the available funding options and related programs (including dollar-cost averaging and portfolio rebalancing);
    administration of the various elective options available under the Policies; and
    the distribution of various reports to policy owners.

Costs and expenses we incur include:

    expenses associated with underwriting applications and increases in the Stated Amount;
    losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies;
    sales and marketing expenses including commission payments to your sales agent; and
    other costs of doing business.

Risks we assume include:

    that insureds may live for a shorter period of time than estimated, resulting in the payment of greater Death Benefits than expected; and
    that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. We also may profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

Policy Charges

Front-End Sales Expense Charges. When we receive a Premium Payment, and before allocation of the payment among the Investment Options, we deduct a front-end sales charge. The sales charges are summarized in the chart below. An increase in Stated Amount is treated as a newly issued contract.

	SALES EXPENSE CHARGES ON A CURRENT BASIS		SALES EXPENSE CHARGES ON A GUARANTEED BASIS

POLICY YEARS	Up to Target Premium	Above Target Premium	Up to Target Premium	Above Target Premium

Year 1	10%	6.8%	12%	8%
Year 2	10%	6.4%	12%	8%
Year 3	8%	6.0%	12%	8%
Year 4	8%	5.5%	12%	8%
Year 5	8%	4.5%	12%	8%
Year 6 & 7	8%	3.5%	12%	8%
Years 8+	3.5%	3.5%	12%	8%

  Currently, 2.25% of the Sales Expense Charge is designed to compensate us for state premium taxes owed by the Company associated with the receipt of premium, which cost is borne by the Policy Owner. These taxes vary from state to state, and 2.25% is an average. In some states, there may be no premium taxes associated with premium. Likewise, 1.25% of the Sales Expense Charge is designed to compensate us for federal taxes associated with the receipt of premium, which cost is borne by the Policy Owner.

Monthly Deduction Amount — We will deduct a Monthly Deduction Amount to cover certain charges and expenses incurred in connection with the Policy. The Monthly Deduction Amount is deducted pro rata from each of the Investment Options and the Fixed Account values attributable to the Policy. The amount is deducted on the first day of each Policy Month (the “Deduction Date”), beginning on the Policy Date. The dollar amount of the Monthly Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of the Cost of Insurance Charge, Monthly Policy Charge and Charges for any Rider(s).

Cost of Insurance Charge. The Cost of Insurance Charge is a significant charge under your Policy because it is the primary charge for the death benefit we provide you. We determine the Cost of Insurance in a manner that reflects the anticipated mortality of the Insured. Because the Cost of Insurance depends on a number of factors (age, gender, policy duration), the cost will vary from policy to policy. The amount of the Cost of Insurance deduction also depends on the amount of insurance coverage on the date of the deduction and the current cost per dollar for insurance coverage. The cost per dollar of insurance coverage varies annually and is based on age, sex, risk class of the Insured and duration from issue.

Monthly Policy Charge. This current $5 charge is used to cover expenses associated with maintaining the policy. This charge is guaranteed not to exceed $10.

Monthly Per $1,000 Charge. A sales expense charge of $0.10 per $1,000 of the Stated Amount for the first 20 Policy Years. For purposes of this charge an increase in Stated Amount is considered a new policy.

Asset-Based Charges

(not assessed on Contract Value in the Fixed Account)

Mortality and Expense Risk Charge. We deduct a daily charge applied against the assets in the Investment Options for mortality and expense risks. This charge compensates us for various risks assumed, benefits provided and expenses incurred including commissions paid to your sales agent. This charge is shown in the table below:

Policy Years	M&E Charge on a Current Basis (annual)	M&E Charge on a Guaranteed Basis (annual)

1-25	0.20%	0.75%
Year 26 and After	0.05%	0.75%

Underlying Fund Expenses

(paid indirectly)

When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Underlying Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted. The investment advisory fees and other expenses paid by each of the Underlying Funds are described in the individual Underlying Fund prospectuses. These are not direct charges under the Policy; they are indirect because they affect each Investment Option’s accumulation unit value.

The Company also reserves the right to charge the assets of each Investment Option for a reserve for any income taxes payable by the Company on the assets attributable to that Investment Option. (See “Federal Tax Considerations.”)

Transfer Charge

There is currently no charge for transfers between Investment Options. We reserve the right to limit free transfers of Contract Value to six times per Policy in any Policy Year, and to charge $10 per Policy for any additional transfers.

Reduction or Modification of Charges

The policy is available for purchase by individuals, corporations and other groups. The Company may reduce or modify certain charges (sales load, surrender charge, monthly administrative charge, monthly cost of insurance charge, or other charges), where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to the Company. These charges may be reduced or modified in certain group, sponsored arrangements or special programs. Eligibility for reduction or modification in charges and the amount is determined by a number of factors, including:

    the number of insureds;
    the total premium expected to be paid;
    total assets under management for the policy owner;
    the nature of the relationship among individual insureds;
    the purpose for which the policies are being purchased;
    the expected persistency of individual policies; and
    any other circumstances which are expected to reduce expenses.

The extent and nature of modifications may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to policy owners which reflects differences in costs of service.

THE SEPARATE ACCOUNT AND VALUATION

The Travelers Fund UL III for Variable Life Insurance (Fund UL III)

The Travelers Fund UL III for Variable Life Insurance was established on January 15, 1999 under the insurance laws of the state of Connecticut. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. A Registration Statement has been filed with the SEC under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the Registration Statement, its amendments and exhibits. You may access the SEC’s website (http://www.sec.gov) to view the entire Registration Statement. This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.

The assets of Fund are invested exclusively in shares of the Investment Options. The operations of Fund UL III are also subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. Under Connecticut law, the assets of Fund UL III will be held for the exclusive benefit of Policy Owners. The assets held in Fund UL III are not chargeable with liabilities arising out of any other business which the Company may conduct. Any obligations arising under the Policy are general corporate obligations of the Company.

All investment income of and other distributions to each Investment Option are reinvested in shares of the corresponding underlying fund at net asset value. The income and realized gains or losses on the assets of each Investment Option are separate and are credited to or charged against the Investment Option without regard to income, gains or losses from any other Investment Option or from any other business of the Company. The Company purchases shares of the Underlying Funds in connection with the Investment Options associated with premium payments allocated at the Policy Owners’ directions, and redeems Fund UL III units to meet Policy obligations. We will also make adjustments in reserves, if required. The Investment Options are required to redeem Underlying Fund shares at net asset value and to make payment within seven days.

How the Contract Value Varies. We calculate the Policy’s Contract Value each day the New York Stock Exchange is open for trading (a “valuation date”) and we are open for business. A Policy’s Contract Value reflects a number of factors, including Premium Payments, partial withdrawals, loans, Policy charges, and the investment experience of the Investment Option(s) chosen. The Policy’s Contract Value on a valuation date equals the sum of all accumulation units for each Investment Option chosen, plus the Loan Account Value and the Fixed Account Value.

The Separate Account purchases shares of the Underlying Funds at net asset value (i.e., without a sales charge). The Separate Account receives all dividends and capital gains distributions from each Underlying Fund, and reinvests in additional shares of that fund. The Accumulation Unit Value reflects the reinvestment of any dividends or capital gains distributions declared by the Underlying Fund. The Separate Account will redeem Underlying Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In order to determine Contract Value, Cash Surrender Value, policy loans and the number of Accumulation Units to be credited, we use the values calculated as of the close of business on each valuation date we receive the written request, or payment in good order, at our Home Office.

Accumulation Unit Value. Accumulation Units measure the value of the Investment Options. The value for each Investment Option’s Accumulation Unit is calculated on each valuation date. The value equals the Accumulation Unit value for the preceding valuation period multiplied by the Underlying Fund’s Net Investment Factor during the next Valuation Period. (For example, to calculate Monday’s valuation date price, we would multiply Friday’s Accumulation Unit Value by Monday’s Net Investment Factor.)

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option’s investment experience.

Net Investment Factor. For each Investment Option, the value of its Accumulation Unit depends of the net rate of return for the corresponding Underlying Fund. We determine the net rate of return at the end of each Valuation Period (that is, the period of time beginning at the close of the New York Stock Exchange, and ending at its close of business on the next Valuation Date). The net rate of return reflects the investment performance of the Investment Option, includes any dividends or capital gains distributed, and is net of the Separate Account and underlying Investment Option charges.

CHANGES TO THE POLICY

General

Once the policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

Written Changes Requiring Underwriting Approval:

    increases in the Stated Amount of insurance;

Written Changes Not Requiring Underwriting Approval:

    decreases in the Stated Amount of insurance
    changing the death benefit option
    changes to the way your premiums are allocated
    changing the beneficiary (unless irrevocably named)

Written requests for changes should be sent to the Company c/o Andesa, TPA, Inc.

Changes in Stated Amount

After the first policy year, a Policy Owner may request in writing an increase or decrease in the Policy’s Stated Amount, provided that the Stated Amount after any decrease may not be less than the minimum amount of $50,000. For purposes of determining the Cost of Insurance Charge, a decrease in the Stated Amount will reduce the Stated Amount in the following order:

1)	against the most recent increase in the Stated Amount;

2)	to other increases in the reverse order in which they occurred;

3)	to the initial Stated Amount.

A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is includable in the gross income of the Policy Owner.

For increases in the Stated Amount, we may require a new application and evidence of insurability as well as an additional premium payment. The effective date of any increase will be shown on the new Policy Summary which we will send. The effective date of any increase in the Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the Applicant. There is no additional charge for a decrease in Stated Amount.

Changes in Death Benefit Option

After the first policy year, if the Insured is alive you may change the Death Benefit Option by sending a written request to the Company. The following changes in Death Benefit Options are permissible:

             Option 1-2

             Option 2-1

             Option 3-1

It is not permitted to change from Option 3 to 2; Option 1 to 3, and 2 to 3.

If the Option is changed from Option 1 to Option 2, the Stated Amount will be reduced by the amount of the Contract Value at the time of the change. If the Option is changed from Option 2 to Option 1, the Stated Amount will be increased by the amount of the Contract Value at the time of the Option change. If the Option is changed from Option 3 to Option 1, the Stated Amount will be increased by the amount of accumulated premiums paid at the time of the option change. There is no other direct consequence of changing a Death Benefit option, except as described under “Tax Treatment of Policy Benefits.” However, the change could affect future values of Net Amount At Risk. The cost of insurance charge which is based on the Net Amount At Risk may be different in the future.

ADDITIONAL POLICY PROVISIONS

Assignment

The Policy may be assigned as collateral for a loan or other obligation. The Company is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

Limit on Right to Contest and Suicide Exclusion

The Company may not contest the validity of the Policy after it has been in effect during the lifetime of the Insured for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue, subject to state law, the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender, (ii) the amount of any outstanding Policy loan, and (iii) the amount of any unpaid Deduction Amount due. During the two-year period following an increase, the Death Benefit in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase.

Misstatement as to Sex and Age

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the correct information. A misstatement with regard to sex or age in a substantially funded Policy may cause a cash distribution that is includable in whole or in part in the gross income of the Policy Owner.

Voting Rights

The Company is the legal owner of the underlying fund shares. However, we believe that when an underlying fund solicits proxies, we are required to obtain from policy owners who have chosen those investment options instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. If we determine that we no longer need to comply with this voting method, we will vote on the shares in our own right.

OTHER MATTERS

Statements to Policy Owners

We will maintain all records relating to the Separate Account and the Investment Options. At least once each Policy Year, we will send you a statement containing the following information:

    the Stated Amount and the Contract Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Investment Option and the corresponding Accumulation Unit Value);
    the date and amount of each premium payment;
    the date and amount of each Monthly Deduction;
    the amount of any outstanding Policy loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;
    the date and amount of any partial cash surrenders and the amount of any partial surrender charges;
    the annualized cost of any supplemental benefits purchased under the Policy; and
    a reconciliation since the last report of any change in Contract Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

Suspension of Valuation

We reserve the right to suspend or postpone the date of any payment of any benefit or values associated with the Separate Account for any Valuation Period (1) when the New York Stock Exchange (“Exchange”) is closed; (2) when trading on the Exchange is restricted; (3) when the SEC determines that disposal of the securities held in the Underlying Funds is not reasonably practicable or the value of the Investment Option’s net assets cannot be determined; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. We reserve the right to suspend or postpone the date of any payment of any benefit or values associated with the fixed account for up to six months.

Dividends

No dividends will be paid under the Policy.

Mixed and Shared Funding

It is conceivable that in the future it may not be advantageous for variable life insurance and variable annuity Separate Accounts to invest in the Investment Options simultaneously. This is called mixed funding. Certain Underlying Funds may be available to variable products of other companies not affiliated with Travelers. This is called “shared funding.” Although we — and the Underlying Funds — do not anticipate any disadvantages either to variable life insurance or to variable annuity Policy Owners, the Underlying Funds’ Boards of Directors intend to monitor events to identify any material conflicts that may arise and to determine what action, if any, should be taken. If any of the Underlying Funds’ Boards of Directors conclude that separate mutual funds should be established for variable life insurance and variable annuity Separate Accounts, the Company will bear the attendant expenses, but variable life insurance and variable annuity Policy Owners would no longer have the economies of scale resulting from a larger combined mutual fund. Please consult the prospectuses of the Underlying Funds for additional information.

Distribution

The Company intends to sell the Policies in all jurisdictions where it is licensed to do business and where the Policy is approved. Any sales representative or employee associated with a broker-dealer who sells the Contracts will be qualified to sell variable life insurance under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The Policy is offered through both affiliated and non-affiliated broker-dealers.

The principal underwriter of the Policies is Travelers Distribution LLC, One Tower Square, Hartford, Connecticut 06183, an affiliated broker-dealer.

The maximum commission payable by the Company for distribution to the broker-dealer will not exceed 40% of the premium paid in the first Contract Year or 15% of the premium paid in Contract Years 2-4. After Contract Year 4, the maximum commission will not exceed 10% of the premiums paid plus 0.50% of the current Contract Value. From time to time, the Company may pay or permit other promotional incentives, in cash, credit or other compensation.

Legal Proceedings and Opinion

There are no pending legal proceedings affecting the Separate Account or the principal underwriter. There are no pending legal proceedings against the Company likely to have a material adverse effect on the ability of the Company to meet its obligations under the Contract.

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the Contract described in this prospectus, as well at the organization of the Company, its authority to issue variable contracts under Connecticut law and the validity of the forms of the variable contracts under Connecticut law, have been passed on by the Deputy General Counsel of the Company.

Experts

The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries as of December 31, 2001 and 2000, and for each of the years in the three-year period ended December 31, 2001, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit reports covering the December 31, 2001 financial statements and schedules refer to changes in accounting for derivative instruments and hedging activities and for securitized financial assets.

The financial statements of the Travelers Fund UL III for Variable Life Insurance as of December 31, 2001, and for each of the years in the three-year period ended December 31, 2001, have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including the tax status of the Policy Owner and the tax treatment of the Policy. This tax treatment is highly complex. The following summary provides a general description of the material federal tax consequences to the Policy Owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief summary and does not purport to be complete or cover all situations and is not intended as tax advice. This discussion is based upon the Company’s understanding of the federal income tax laws as currently interpreted by the Internal Revenue Service (IRS). The Company cannot guarantee that those laws or interpretations will remain unchanged.

It should be understood that this is not an exhaustive discussion of all tax questions that might arise under the Policies. No attempt has been made to address any federal estate tax or state and local tax considerations that may arise in connection with a Policy. For complete information, a qualified tax adviser should be consulted.

Potential Benefits of Life Insurance

Life insurance, including the Policy, is a unique financial instrument with a number of potential tax advantages including:

    Income tax-free death benefits (e.g., the Death Benefit under the Policy may pass to your Beneficiary tax-free)
    Income tax-free growth of policy cash values (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred)
    Income tax-free access to cash value through loans and/or withdrawals (e.g., under certain circumstances a Policy Owner may access cash from the Policy without facing tax consequences)

Whether and how these benefits may be utilized is largely governed by Section 7702 of the Internal Revenue Code (IRC), the Tax Equity and Fiscal Responsibility Act of 1982 (TEFRA), the Deficit Reduction Act of 1984 (DEFRA) and the Technical and Miscellaneous Revenue Act of 1988 (TAMRA). All of these federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.

In sum, these federal tax laws, among numerous other things, establish the following:

    A definition of a life insurance contract.
    Diversification requirements for separate account assets.
    Limitations on policy owner’s control over the assets in a separate account.
    Guidelines to determine the maximum amount of premium that may be paid into a policy.
    Limitations on withdrawals from a policy.
    Qualification testing for all life insurance policies that have cash value features.

Tax Status of the Policy

Definition of Life Insurance

In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under Section 7702 of the IRC. Complying with either the cash value accumulation test or the guideline premium test set forth in Section 7702 can satisfy this definition. This Policy uses the guideline premium test. Guidance as to how Section 7702 and the guideline premium test are to be applied, however, is limited. If a Policy was determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally described above.

The Company believes that it is reasonable to conclude that the Policy meets the Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

Diversification

In addition to meeting the definition of a life insurance contract in Section 7702 of the IRC, to qualify as life insurance under the IRC, separate account investments (or the investments of a Mutual Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be “adequately diversified” pursuant to Section 817(h) of the Code.

Treasury Regulation Section 1.817-5, which was adopted by Treasury to implement section 817(h), generally requires that no more than 55 percent of the value of the total assets of the mutual fund owned by the separate account may be represented by any one (1) investment; no more than 70 percent of such value may be represented by any two (2) investments; no more than 80 percent of such value may be represented by any three (3) investments; and no more than 90 percent of such value may be represented by any four (4) investments. Thus, under this test, the separate account and the mutual funds are generally required to invest a specified portion of its assets in at least five (5) distinct investments. Generally, U.S. Treasury securities are not subject to the diversification test and to the extent that assets include such securities, somewhat less stringent requirements may apply.

The separate account, through the funds, intends to comply with these requirements. Although the Company does not control the funds, the Company intends to monitor the investments of the mutual funds to ensure compliance with these diversification requirements.

Investor Control

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policy or contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner’s gross income each year.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those separate account assets, such as the ability to exercise investment control over the assets. The Treasury has also stated that guidance would be issued by way of regulations or rulings on the “extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets.’’ As of the date of this prospectus, no such guidance has been issued.

Tax Treatment of Policy Benefits

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

In General

The Company believes that the Death Benefit under the Policy will be excludable from the gross income of the Beneficiary under section 101(a)(1) of the Code, unless the Policy has been transferred for value and no exception to the transfer for value rules applies. In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. (See discussion of “Modified Endowment Contracts” below.) Depending on the circumstances, the exchange of a policy, a change in the policy’s face amount, a change in the policy’s death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding Indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. In addition, such actions may have Federal gift and estate, as well as state and local tax consequences that w ill depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax adviser for further advice on all tax issues.

The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts

Special tax considerations apply to “Modified Endowment Contracts” (MEC). A MEC is defined under tax law as any policy that satisfies the present legal definition of a life insurance contract but which fails to satisfy a 7-pay test. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun. A decrease to the stated amount of the Policy may cause a retest under the 7-pay test and could cause your Policy to become a MEC. Tax regulations or other guidance will be needed to fully define those transactions that are material changes.

Any policy issued in exchange for a MEC will be subject to the tax treatment accorded to MECs. However, the Company believes that any policy received in exchange for a life insurance contract that is not a MEC will generally not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.

Loans and partial withdrawals from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner’s investment in the policy) immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from MECs to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59½, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer’s life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a modified endowment contract.

For purpose of applying the MEC rules, all MECs that are issued by Travelers (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner’s gross income at the time of a distribution from any such contract.

The death benefit of a modified endowment contract remains excludable from the gross income of the beneficiary to the extent described above in “Tax Treatment of Policy Benefits.” Furthermore, no part of the investment growth of the cash value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59½ will have the same tax consequences as noted above in “Tax Treatment of Policy Benefits.”

Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax adviser as to the potential MEC consequences before taking any actions with respect to the Policy.

Distributions from Policies Not Classified as Modified Endowment Contracts

Distributions from a policy that is not classified as a modified endowment contract are generally treated as first recovering the investment in the policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in Section 7702.

Loans from, or secured by, a policy that is not a MEC are generally not treated as distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of some Policy loans are uncertain. You should consult a tax adviser as to those consequences. Upon a complete surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy’s maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10 percent additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax adviser before effecting any change to a policy that is not a modified endowment contract.

Treatment of Loan Interest

If there is any borrowing against the policy, the interest paid on loans may not be tax deductible.

Investment in the Policy

Investment in the policy means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the owner (except that the amount of any loan from, or secured by, a policy that is a MEC, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a policy that is a MEC to the extent that such amount is included in the gross income of the owner.

Business Uses of Policy

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

The Company’s Income Taxes

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax or the earnings or the realized capital gains attributable to Fund UL III. However, the Company may assess a charge against the Investment Options for federal income taxes attributable to those accounts in the event that the Company incurs income or capital gains or other tax liability attributable to Fund UL III under future tax law.

THE COMPANY

The Travelers Insurance Company (the “Company”) is a stock insurance company chartered in 1864 in Connecticut and has been engaged in the insurance business since that time. The Company writes individual life insurance and individual and group annuity contracts on a non-participating basis, and acts as depositor for the Separate Account assets. The Company is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company’s obligations as depositor for Fund UL III may not be transferred without notice to and consent of Policy Owners.

The Company is an indirect wholly owned subsidiary of Citigroup Inc., a financial services holding company. The Company’s principal executive offices are located at One Tower Square, Hartford, Connecticut 06183, telephone number (860) 277-0111.

The Company is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with the Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. The Company’s books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

MANAGEMENT

Directors and Senior Officers of The Travelers Insurance Company

The following are the Directors, Executive Officers and Senior Officers of The Travelers Insurance Company as of the date of this Prospectus. Unless otherwise indicated, the principal business address for all individuals is the Company’s Home Office at One Tower Square, Hartford, Connecticut 06183. References to Citigroup include prior to December 31, 1993, Primerica Corporation or its predecessors, and prior to October 8, 1998, Travelers Group Inc.

Name and Address	Position With Company	Business Experience During Last Five Years
George C. Kokulis*	Director, President and Chief Executive Officer	Director (1996-present), President and Chief Executive Officer since April 2000, Executive Vice President (7/1999-3/2000), Senior Vice President (1995-1999), Vice President (1993-1995) of The Travelers Insurance Company and The Travelers Life and Annuity Company
Glenn D. Lammey*	Director, Executive Vice President Chief Financial Officer and Chief Accounting Officer	Director (2000-present), Executive Vice President and Chief Financial Officer and Chief Accounting Officer since March 2000 of The Travelers Insurance Company and The Travelers Life and Annuity Company. Executive Vice President, Claim Services (1997-2000), Senior Vice President (1996-1997) of Travelers Property Casualty Corp.
Marla Berman Lewitus*	Director, Senior Vice President and General Counsel	Director (2000-present), Senior Vice President and General Counsel since August 1999 of The Travelers Insurance Company and The Travelers Life and Annuity Company. Associate General Counsel (1998-1999), Assistant General Counsel (1995-1998) of Citigroup Inc.
Kathleen A. Preston*	Director, Executive Vice President	Director and Executive Vice President since March 2002, Senior Vice President (1999-3/2002), Vice President (1998-1999) of The Travelers Insurance Company and The Travelers Life and Annuity Company. Senior Vice President (10/1995-12/1997) Fleet Financial Group. Vice President (7/1995-10/1995) The Travelers Insurance Company and The Travelers Life and Annuity Company.
Stuart L. Baritz**	Senior Vice President	Senior Vice President (1995-present) of The Travelers Insurance Company and The Travelers Life and Annuity Company.
William H. Heyman***	Senior Vice President	Senior Vice President (6/2000-present) of The Travelers Insurance Company and The Travelers Life and Annuity Company. Executive Vice President (1995-present) Citigroup Investments, Inc.
Madelyn Lankton*	Senior Vice President and Chief Information Officer	Senior Vice President and Chief Information Officer (8/2001-present), Vice President-Information Systems (1997-2001), Second Vice President (1994-1997) of The Travelers Insurance Company and The Travelers Life and Annuity Company.
Brendan M. Lynch*	Senior Vice President	Senior Vice President (2000-present), Vice President (1968-2000) of The Travelers Insurance Company and The Travelers Life and Annuity Company.
Warren H. May*	Senior Vice President	Senior Vice President (1995-present) of The Travelers Insurance Company and The Travelers Life and Annuity Company.
Laura A. Pantaleo**	Senior Vice President	Senior Vice President (2001-present) of The Travelers Insurance Company and The Travelers Life and Annuity Company. Chief Operational Officer and Senior Vice President (4/2000-4/2001) of Women & Co. Senior Vice President (1995-2000) Smith Barney’s Estate Trust Services Division of Citigroup Inc.
David A. Tyson*	Senior Vice President	Senior Vice President (1995-present) The Travelers Insurance Company and The Travelers Life and Annuity Company. Executive Vice President (1998-present) Citigroup Investments Inc.
F. Denney Voss***	Senior Vice President	Senior Vice President (1995-present) The Travelers Insurance Company and The Travelers Life and Annuity Company. Senior Vice President (1998-present) Citigroup Investments Inc.

*	The address of these directors and officers is One Tower Square, Hartford, Connecticut 06183. These individuals may also be directors and/or officers of other affiliates of the Company

**	The address of these officers is Two Tower Center, East Brunswick, NJ 08816. These individuals may also be directors and/or officers of other affiliates of the Company.

***	The address of these officers is 399 Park Avenue, New York, NY 10043. These individuals may also be directors and/or officers of other affiliates of the Company.

Directors, officers and employees of the Company are covered by a blanket fidelity bond in an amount of $315 million issued by Lloyds of London and other companies.

EXAMPLE OF POLICY CHANGES

The following chart illustrates the Monthly Deduction Amounts that would apply under a Policy based on the assumptions listed below. Monthly Deduction Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an Insured who is younger (assuming the Insureds have the same risk classification). Cost of insurance rates go up each year as the Insured becomes a year older.

Male, Age 45
Guarantee Issue
Non-Smoker
Annual Premium: $25,000 for seven years
Hypothetical Gross Annual Investment
Rate of Return: 8%
Face Amount: $436,577
Level Death Benefit Option
Current Charges

	Total Monthly Deduction for the Policy Year
PolicyYear	Cumulative Premiums	Sales Load	Cost of Insurance Charges	Administrative Charges	Per $1,000 Load

1	$25,000	$2,500	$356	$60	$524
2	50,000	2,500	494	60	524
3	75,000	2,000	609	60	524
5	125,000	2,000	613	60	524
10	175,000	0	960	60	524

Hypothetical results shown above are illustrative only and are based on the Hypothetical Gross Annual Investment Rate of Return shown above. This Hypothetical Gross Annual Investment Rate of Return should not be deemed to be a representation of past or future investment results. Actual investment results may be more or less than those shown. No representations can be made that the hypothetical rates assumed can be achieved for any one year or sustained over any period of time.

ILLUSTRATIONS

The following pages are intended to illustrate how the Contract Value, Surrender Value and Death Benefit can change over time for Policies issued to a 45 year old male. The illustrations assume that premiums are paid as indicated, no Policy loans are made, no increases or decreases to the Stated Amount are requested, no partial surrenders are made, and no charges for transfers between funds are incurred.

For all illustrations, there are two pages of values. One page illustrates the assumption that the maximum Guaranteed Cost of Insurance Rates, the monthly administrative charge, monthly load per $1,000 of stated amount, mortality and expense risk charge, and sales expense charge allowable under the Policy are charged in all years. The other page illustrates the assumption that the current scale of Cost of Insurance Rates and other charges are charged in all years. The Cost of Insurance Rates charged vary by age, sex and underwriting classification and number of years from Policy issue, and the per $1,000 load per Stated Amount varies by age, amount of insurance and smoker/non-smoker classification for current charges. The current illustrations reflect a deduction from each Target Premium of 10.00% for years 1-2, 8.00% for years 3-7 and 3.50% thereafter. The current illustrations reflect a deduction on all excess premium of 6.80% in year 1, 6.40% in year 2, 6.00% in year 3, 5.50% in year 4, 4.50% in year 5 and 3.50% thereafter.

The guaranteed illustrations reflect a deduction from each Target Premium of 12% in all years and 8% on amounts paid in excess of the Target Premium.

The values shown in these illustrations vary according to assumptions used for charges, and gross rates of investment returns. For the first twenty-five policy years the current charges consist of 0.20% mortality and expense risk charge and 0.05% thereafter. In all policy years, the guaranteed charges consist of a 0.75% mortality and expense risk charge.

The charge for Investment Option expenses reflected in the illustrations assumes that Contract Value is allocated equally among all Investment Options and that no Policy Loans are outstanding, and is an average of the investment advisory fees and other expenses charged by each of the Investment Options during the most recent audited calendar year. The Investment Option expenses for some of the Underlying Funds reflect an expense reimbursement agreement currently in effect, as shown in the Policy prospectus summary. Although these reimbursement arrangements are expected to continue in subsequent years, the effect of discontinuance could be higher expenses charged to Policy Owners.

After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of –1.04%, 4.96% and 10.96%, respectively on a current basis for years 1-25; and to approximate net annual rates of –0.89%; 5.11%; 11.11% thereafter. On a guaranteed basis the annual gross investment rates of 0%, 6.0% and 12% correspond to approximate net annual rates of –1.59%; 4.41% and 10.41% in all years.

The actual charges under a Policy for expenses of the Investment Options will depend on the actual allocation of Contract Value and may be higher or lower than those illustrated.

The illustrations do not reflect any charges for federal income taxes against Fund UL III, since the Company is not currently deducting such charges from Fund UL III. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Contract Values and Cash Surrender Values illustrated.

Upon request, the Company will provide a comparable illustration based upon the proposed Insured’s age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show average fund expenses or, if requested, actual fund expenses. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

COLI III
$25,000 Annual Premium for 7 Years
$436,577 Specified Amount, Cash Value Accumulation Test
Male Guaranteed Issue/Non-tobacco age 45
Death Benefit Option 1, Current Values

		0% Hypothetical			6% Hypothetical			12% Hypothetical

PolicyYear	Plus 5% Interest	Contract Value	Surrender Value	Death Benefit	Contract Value	Surrender Value	Death Benefit	Contract Value	Surrender Value	Death Benefit

1	26,250	21,331	23,831	436,577	22,651	25,151	436,577	23,971	26,471	436,577
2	53,813	42,299	46,799	436,577	46,282	50,782	436,577	50,426	54,926	436,577
3	82,753	63,420	68,670	436,577	71,491	76,741	436,577	80,218	85,468	436,577
4	113,141	84,245	88,645	436,577	97,881	102,281	436,577	113,219	117,619	436,577
5	145,048	104,894	108,644	436,577	125,636	129,386	436,577	149,910	153,660	436,577
6	178,550	125,276	127,526	436,577	154,737	156,987	436,577	190,593	192,843	465,378
7	213,728	145,424	146,299	436,577	185,288	186,163	439,483	235,543	236,418	558,682
8	224,414	142,529	142,529	436,577	193,162	193,162	445,225	259,777	259,777	598,767
9	235,635	139,575	139,575	436,577	201,363	201,363	451,222	286,520	286,520	642,044
10	247,417	136,533	136,533	436,577	209,883	209,883	457,446	315,998	315,998	688,726
11	259,787	133,125	133,125	436,577	218,508	218,508	463,426	348,125	348,125	738,325
12	272,777	129,524	129,524	436,577	227,401	227,401	469,508	383,393	383,393	791,582
13	286,416	125,682	125,682	436,577	236,543	236,543	475,641	422,053	422,053	848,667
14	300,736	121,584	121,584	436,577	245,946	245,946	481,837	464,427	464,427	909,868
15	315,773	117,211	117,211	436,577	255,620	255,620	488,113	510,866	510,866	975,510
16	331,562	112,347	112,347	436,577	265,435	265,435	494,234	561,450	561,450	1,045,409
17	348,140	107,152	107,152	436,577	275,534	275,534	500,505	616,849	616,849	1,120,498
18	365,547	101,586	101,586	436,577	285,923	285,923	506,954	677,495	677,495	1,201,227
19	383,824	95,606	95,606	436,577	296,605	296,605	513,608	743,860	743,860	1,288,083
20	403,015	89,155	89,155	436,577	307,580	307,580	520,479	816,446	816,446	1,381,568
21	423,166	82,116	82,116	436,577	319,028	319,028	527,859	895,350	895,350	1,481,434
22	444,325	74,867	74,867	436,577	331,021	331,021	535,833	982,235	982,235	1,589,970
23	466,541	66,899	66,899	436,577	343,308	343,308	543,955	1,077,056	1,077,056	1,706,542
24	489,868	58,107	58,107	436,577	355,885	355,885	552,210	1,180,477	1,180,477	1,831,693
25	514,361	48,371	48,371	436,577	368,748	368,748	560,609	1,293,216	1,293,216	1,966,083
26	540,079	41,807	41,807	436,577	384,495	384,495	573,058	1,425,579	1,425,579	2,124,708
27	567,083	34,590	34,590	436,577	400,810	400,810	586,001	1,571,076	1,571,076	2,296,981
28	595,437	26,645	26,645	436,577	417,710	417,710	599,521	1,730,977	1,730,977	2,484,392
29	625,209	17,875	17,875	436,577	435,210	435,210	613,688	1,906,652	1,906,652	2,688,559
30	656,470	8,162	8,162	436,577	453,319	453,319	654,386	2,099,571	2,099,571	3,030,824

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed as a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. The death benefit and cash value would be different from those shown if the actual rate rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company that these hypothetical rates of returns can be achieved for any one year or sustained over any period of time.

COLI III
$25,000 Annual Premium for 7 Years
$436,577 Specified Amount, Cash Value Accumulation Test
Male Guaranteed Issue/Non-tobacco age 45
Death Benefit Option 1, Guaranteed Values

		0% Hypothetical			6% Hypothetical			12% Hypothetical

PolicyYear	Plus 5% Interest	Contract Value	Surrender Value	Death Benefit	Contract Value	Surrender Value	Death Benefit	Contract Value	Surrender Value	Death Benefit

1	26,250	19,064	19,064	436,577	20,302	20,302	436,577	21,542	21,542	436,577
2	53,813	37,759	37,759	436,577	41,442	41,442	436,577	45,278	45,278	436,577
3	82,753	56,098	56,098	436,577	63,471	63,471	436,577	71,459	71,459	436,577
4	113,141	74,088	74,088	436,577	86,440	86,440	436,577	100,368	100,368	436,577
5	145,048	91,730	91,730	436,577	110,402	110,402	436,577	132,318	132,318	436,577
6	178,550	109,031	109,031	436,577	135,414	135,414	436,577	167,665	167,665	436,577
7	213,728	125,982	125,982	436,577	161,534	161,534	436,577	206,496	206,496	489,786
8	224,414	120,758	120,758	436,577	165,672	165,672	436,577	224,788	224,788	518,119
9	235,635	115,319	115,319	436,577	169,807	169,807	436,577	244,643	244,643	548,205
10	247,417	109,632	109,632	436,577	173,923	173,923	436,577	266,178	266,178	580,144
11	259,787	103,664	103,664	436,577	178,008	178,008	436,577	289,525	289,525	614,043
12	272,777	97,387	97,387	436,577	182,052	182,052	436,577	314,828	314,828	650,017
13	286,416	90,768	90,768	436,577	186,046	186,046	436,577	342,244	342,244	688,187
14	300,736	83,767	83,767	436,577	189,977	189,977	436,577	371,942	371,942	728,679
15	315,773	76,333	76,333	436,577	193,824	193,824	436,577	404,094	404,094	771,627
16	331,562	68,396	68,396	436,577	197,558	197,558	436,577	438,872	438,872	817,171
17	348,140	59,865	59,865	436,577	201,137	201,137	436,577	476,445	476,445	865,456
18	365,547	50,633	50,633	436,577	204,513	204,513	436,577	516,983	516,983	916,634
19	383,824	40,580	40,580	436,577	207,635	207,635	436,577	560,668	560,668	970,864
20	403,015	29,571	29,571	436,577	210,446	210,446	436,577	607,688	607,688	1,028,313
21	423,166	18,003	18,003	436,577	213,441	213,441	436,577	658,815	658,815	1,090,066
22	444,325	5,216	5,216	436,577	216,064	216,064	436,577	713,796	713,796	1,155,439
23	466,541	0	0	0	218,266	218,266	436,577	772,908	772,908	1,224,635
24	489,868	0	0	0	219,977	219,977	436,577	836,437	836,437	1,297,861
25	514,361	0	0	0	221,098	221,098	436,577	904,642	904,642	1,375,332
26	540,079	0	0	0	221,491	221,491	436,577	977,755	977,755	1,457,263
27	567,083	0	0	0	220,974	220,974	436,577	1,055,971	1,055,971	1,543,875
28	595,437	0	0	0	219,316	219,316	436,577	1,139,441	1,139,441	1,635,387
29	625,209	0	0	0	216,235	216,235	436,577	1,228,304	1,228,304	1,732,024
30	656,470	0	0	0	211,416	211,416	436,577	1,322,753	1,322,753	1,909,452

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed as a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. The death benefit and cash value would be different from those shown if the actual rate rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company that these hypothetical rates of returns can be achieved for any one year or sustained over any period of time.

COLI III
$28,631 Annual Premium for 7 Years
$500,000 Specified Amount, Guideline Premium Test
Male Guaranteed Issue/Non-tobacco age 45
Death Benefit Option 2, Current Values

		0% Hypothetical			6% Hypothetical			12% Hypothetical

PolicyYear	Plus 5% Interest	Contract Value	Surrender Value	Death Benefit	Contract Value	Surrender Value	Death Benefit	Contract Value	Surrender Value	Death Benefit

1	30,063	24,416	27,279	524,416	25,927	28,790	525,927	27,438	30,301	527,438
2	61,628	48,376	53,529	548,376	52,931	58,085	552,931	57,669	62,822	557,669
3	94,772	72,452	78,464	572,452	81,667	87,680	581,667	91,633	97,646	591,633
4	129,573	96,117	101,156	596,117	111,664	116,703	611,664	129,150	134,189	629,150
5	166,115	119,537	123,832	619,537	143,149	147,444	643,149	170,779	175,074	670,779
6	204,483	142,563	145,139	642,563	176,040	178,617	676,040	216,811	219,388	716,811
7	244,770	165,232	166,234	665,232	210,442	211,444	710,442	267,763	268,765	767,763
8	287,071	161,484	161,484	661,484	218,786	218,786	718,786	294,952	294,952	794,952
9	331,487	157,640	157,640	657,640	227,403	227,403	727,403	324,976	324,976	824,976
10	378,124	153,652	153,652	653,652	236,258	236,258	736,258	358,095	358,095	858,095
11	427,092	149,063	149,063	649,063	244,889	244,889	744,889	394,162	394,162	894,162
12	478,509	144,175	144,175	644,175	253,592	253,592	753,592	433,815	433,815	933,815
13	532,497	138,919	138,919	638,919	262,294	262,294	762,294	477,369	477,369	977,369
14	589,185	133,284	133,284	633,284	270,981	270,981	770,981	525,238	525,238	1,025,238
15	648,707	127,254	127,254	627,254	279,630	279,630	779,630	577,872	577,872	1,077,872
16	711,205	120,509	120,509	620,509	287,907	287,907	787,907	635,452	635,452	1,135,452
17	776,827	113,322	113,322	613,322	296,067	296,067	796,067	698,802	698,802	1,198,802
18	845,731	105,657	105,657	605,657	304,062	304,062	804,062	768,511	768,511	1,268,511
19	918,080	97,471	97,471	597,471	311,835	311,835	811,835	845,227	845,227	1,345,227
20	994,047	88,711	88,711	588,711	319,315	319,315	819,315	929,658	929,658	1,429,658
21	1,073,812	79,097	79,097	579,097	326,193	326,193	826,193	1,022,351	1,022,351	1,522,351
22	1,157,565	69,360	69,360	569,360	333,183	333,183	833,183	1,124,973	1,124,973	1,624,973
23	1,245,506	58,820	58,820	558,820	339,589	339,589	839,589	1,237,894	1,237,894	1,737,894
24	1,337,844	47,393	47,393	547,393	345,288	345,288	845,288	1,362,148	1,362,148	1,862,148
25	1,434,798	34,994	34,994	534,994	350,145	350,145	850,145	1,498,880	1,498,880	1,998,880
26	1,536,601	26,858	26,858	526,858	359,976	359,976	859,976	1,657,161	1,657,161	2,157,161
27	1,643,493	18,036	18,036	518,036	369,529	369,529	869,529	1,832,238	1,832,238	2,332,238
28	1,755,731	8,474	8,474	508,474	378,728	378,728	878,728	2,025,917	2,025,917	2,525,917
29	1,873,580	0	0	0	387,478	387,478	887,478	2,240,189	2,240,189	2,740,189
30	1,997,321	0	0	0	395,662	395,662	895,662	2,477,252	2,477,252	2,977,252

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed as a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. The death benefit and cash value would be different from those shown if the actual rate rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company that these hypothetical rates of returns can be achieved for any one year or sustained over any period of time.

COLI III
$28,631 Annual Premium for 7 Years
$500,000 Specified Amount, Guideline Premium Test
Male Guaranteed Issue/Non-tobacco age 45
Death Benefit Option 2, Guaranteed Values

		0% Hypothetical			6% Hypothetical			12% Hypothetical

PolicyYear	Plus 5% Interest	Contract Value	Surrender Value	Death Benefit	Contract Value	Surrender Value	Death Benefit	Contract Value	Surrender Value	Death Benefit

1	30,063	21,739	21,739	521,739	23,151	23,151	523,151	24,565	24,565	524,565
2	61,628	42,940	42,940	542,940	47,124	47,124	547,124	51,481	51,481	551,481
3	94,772	63,600	63,600	563,600	71,944	71,944	571,944	80,984	80,984	580,984
4	129,573	83,713	83,713	583,713	97,634	97,634	597,634	113,325	113,325	613,325
5	166,115	103,264	103,264	603,264	124,206	124,206	624,206	148,776	148,776	648,776
6	204,483	122,237	122,237	622,237	151,673	151,673	651,673	187,632	187,632	687,632
7	244,770	140,595	140,595	640,595	180,029	180,029	680,029	230,200	230,200	730,200
8	287,071	133,518	133,518	633,518	182,971	182,971	682,971	249,012	249,012	749,012
9	331,487	126,155	126,155	626,155	185,631	185,631	685,631	269,360	269,360	769,360
10	378,124	118,471	118,471	618,471	187,956	187,956	687,956	291,360	291,360	791,360
11	427,092	110,435	110,435	610,435	189,894	189,894	689,894	315,147	315,147	815,147
12	478,509	102,023	102,023	602,023	191,398	191,398	691,398	340,876	340,876	840,876
13	532,497	93,210	93,210	593,210	192,417	192,417	692,417	368,716	368,716	868,716
14	589,185	83,967	83,967	583,967	192,893	192,893	692,893	398,850	398,850	898,850
15	648,707	74,249	74,249	574,249	192,749	192,749	692,749	431,463	431,463	931,463
16	711,205	63,993	63,993	563,993	191,885	191,885	691,885	466,738	466,738	966,738
17	776,827	53,117	53,117	553,117	190,175	190,175	690,175	504,856	504,856	1,004,856
18	845,731	41,529	41,529	541,529	187,477	187,477	687,477	546,005	546,005	1,046,005
19	918,080	29,132	29,132	529,132	183,636	183,636	683,636	590,388	590,388	1,090,388
20	994,047	15,830	15,830	515,830	178,489	178,489	678,489	638,228	638,228	1,138,228
21	1,073,812	2,144	2,144	502,144	172,503	172,503	672,503	690,425	690,425	1,190,425
22	1,157,565	0	0	0	164,941	164,941	664,941	746,712	746,712	1,246,712
23	1,245,506	0	0	0	155,648	155,648	655,648	807,432	807,432	1,307,432
24	1,337,844	0	0	0	144,442	144,442	644,442	872,937	872,937	1,372,937
25	1,434,798	0	0	0	131,074	131,074	631,074	943,560	943,560	1,443,560
26	1,536,601	0	0	0	115,231	115,231	615,231	1,019,613	1,019,613	1,519,613
27	1,643,493	0	0	0	96,531	96,531	596,531	1,101,386	1,101,386	1,601,386
28	1,755,731	0	0	0	74,523	74,523	574,523	1,189,146	1,189,146	1,689,146
29	1,873,580	0	0	0	48,723	48,723	548,723	1,283,173	1,283,173	1,783,173
30	1,997,321	0	0	0	18,674	18,674	518,674	1,383,834	1,383,834	1,883,834

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed as a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. The death benefit and cash value would be different from those shown if the actual rate rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company that these hypothetical rates of returns can be achieved for any one year or sustained over any period of time.

APPENDIX A

Performance Information

From time to time, we may show investment performance for the investment options, the percentage change in the value of an Accumulation Unit based on the performance of the Investment Option over a period of time, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit Value at the beginning of the period.

For Investment Options of Fund UL III that invest in underlying funds that were in existence before the Investment Option became available under the Policy, average annual rates of return may include periods prior to the inception of the Investment Option. Performance calculations for Investment Options with pre-existing Underlying Funds will be calculated by adjusting the actual returns of the Investment Options to reflect the charges that would have been assessed under the Investment Options had the Investment Option been available under Fund UL III during the period shown.

The following performance information represents the percentage change in the value of an Accumulation Unit of the Investment Options for the periods indicated, and reflects all expenses of the Investment Options. The chart reflects the guaranteed maximum 0.75% mortality and expense risk charge. The rates of return do not reflect the front-end sales charge (which is deducted from premium payments) nor do they reflect Monthly Deduction Amounts. These charges would reduce the average annual return reflected.

The surrender charges and Monthly Deduction Amounts for a hypothetical Insured are depicted in the Example following the Rates of Returns. See “Charges and Deductions” for more information regarding fees assessed under the Policy. For illustrations of how these charges affect Contract Values and Death Benefits, see “Illustrations.” The performance information described in this prospectus may be used from time to time in advertisement for the Policy, subject to National Association of Securities Dealers, Inc. (“NASD”) and applicable state approval and guidelines.

The table below shows the net annual rates of return for accumulation units of investment options available through the Variable Life Policy.

Travelers Corporate Variable Life III
Performance Update as of December 31, 2001

					Average Annual Return

Investment Option	Inception Date	Monthly Return	Quarterly Return	YTD Return	1 Year	3 Year	5 Year	10 Year	Inception

AIM Capital Appreciation Portfolio	10/10/95	1.63%	18.61%	-18.62%	-18.77%	-1.53%	4.33%	—	5.28%
Alliance Growth Portfolio	06/20/94	2.66%	12.43%	-11.20%	-11.36%	-2.87%	8.47%	—	14.48%
Alliance Premier Growth Portfolio — Class B	06/26/92	0.82%	14.20%	-14.60%	-14.76%	-3.88%	11.62%	—	15.10%
Alliance Growth & Income Portfolio — Class B	06/01/99	1.34%	10.24%	-1.06	-0.90%	—	—	—	4.74%
American Funds Global Growth Fund — Class 2	04/30/97	2.07%	17.77%	-13.24%	-13.40%	4.90%	—	—	10.76%
American Funds Growth Fund — Class 2	02/08/84	1.74%	23.84%	-15.61%	-15.77%	9.54%	17.84%	15.49%	15.69%
American Funds Growth-Income Fund — Class 2	02/28/85	1.19%	12.66%	3.45%	3.26%	6.37%	11.93%	12.53%	13.66%
Capital Appreciation Fund (Janus)	12/31/85	-0.18%	10.35%	-22.24%	-22.38%	-4.65%	11.72%	14.20%	12.21%
Credit Suisse Warburg Pincus Emerging Markets Portfolio	12/31/97	4.79%	20.20%	-10.25%	-10.42%	3.13%	—	—	-1.95%
Delaware Investments REIT Series	05/06/98	2.93%	4.74%	8.97%	8.76%	10.83%	—	—	6.23%
Deutsche VIT EAFE Equity Index Fund	10/23/97	-0.06%	5.47%	-24.77%	-24.91%	-7.82%	—	—	-1.67%
Deutsche VIT Small Cap Index Fund	10/07/97	6.12%	22.79%	6.18%	5.98%	4.85%	—	—	1.66%
Dreyfus VIF Appreciation Portfolio	04/05/93	-0.03%	7.14%	-8.50%	-8.67%	-0.61%	10.01%	-	13.24%
Dreyfus VIF Small Cap Portfolio	08/31/90	5.42%	18.64%	-2.81%	-2.99%	8.59%	7.31%	20.41%	28.66%
Equity Income Portfolio (Fidelity)	08/30/96	2.36%	10.37%	-5.33%	-5.51%	1.49%	8.85%	-	10.81%
Equity Index Portfolio	11/30/91	0.76%	10.68%	-10.12%	-10.29%	-1.93%	9.78%	12.32%	13.62%
Fidelity VIP II Contrafund® Portfolio — Service Class 2	01/03/95	2.29%	7.27%	-10.11%	-10.28%	-0.34%	9.46%	—	15.10%
Fidelity VIP Mid Cap Portfolio — Service Class 2	12/29/98	4.10%	10.28%	-0.57%	-0.76%	14.37%	—	—	15.62%
Franklin Small Cap Fund — Class 2	05/01/98	4.44%	26.72%	-9.79%	-9.96%	6.44%	—	—	3.12%
Janus Aspen Balanced Portfolio — Service Shares	09/13/93	0.32%	4.67%	-4.25%	-4.43%	5.14%	13.42%	—	13.88%
Janus Aspen Global Technology Portfolio — Service Shares	01/18/00	1.43%	33.52%	-32.96%	-33.09%	—	—	—	-36.69%
Janus Aspen Worldwide Growth Portfolio — Service Shares	09/13/93	2.43%	13.16%	-20.79%	-20.94%	1.48%	10.14%	—	15.14%
Large Cap Portfolio (Fidelity)	08/30/96	-0.21%	11.08%	-14.91%	-15.07%	-3.66%	8.07%	—	10.37%
Lazard International Stock Portfolio	08/01/96	0.15%	3.14%	-26.55%	-26.68%	-8.03%	-1.32%	—	0.42%
MFS Emerging Growth Portfolio	08/30/96	1.98%	22.92%	-33.35%	-33.48%	-4.13%	7.14%	—	8.12%
MFS Mid Cap Growth Portfolio	03/23/98	6.45%	27.16%	-19.69%	-19.84%	11.07%	—	—	8.38%
MFS Total Return Portfolio	06/20/94	1.03%	5.84%	-0.05%	-0.24%	5.38%	9.30%	—	11.16%
PIMCO Total Return Bond Portfolio	12/31/97	-0.53%	-0.07%	6.98%	6.78%	5.09%	—	—	6.08%
Putnam VT International Growth Fund — Class IB Shares	01/02/97	1.83%	8.50%	-20.70%	-20.85%	3.95%	—	—	9.07%
Pioneer Fund VCT Portfolio — Class II Shares	10/31/97	0.47%	11.07%	-12.14%	-11.94%	0.61%	—	—	7.01%
Putnam VT Small Cap Value Fund — Class IB Shares	04/30/99	7.44%	20.89%	20.38%	20.16%	—	—	—	16.42%

					Average Annual Return

Investment Option	Inception Date	Monthly Return	Quarterly Return	YTD Return	1 Year	3 Year	5 Year	10 Year	Inception

Salomon Brothers Variable Capital Fund	02/17/98	1.92%	10.10%	1.06%	0.87%	12.37%	—	—	14.39%
Salomon Brothers Variable Investors Fund	02/17/98	1.87%	10.76%	-3.62%	-3.80%	6.43%	—	—	7.85%
Salomon Brothers Variable Total Return Fund	02/17/98	0.64%	4.48%	-1.17%	-1.36%	1.77%	—	—	2.99%
Smith Barney Aggressive Growth Portfolio	11/01/99	1.37%	17.71%	0.18%	-0.01%	—	—	—	14.05%
Smith Barney Fundamental Value Portfolio	12/03/93	1.86%	14.72%	-4.01%	-4.20%	10.82%	10.45%	—	13.79%
Smith Barney Large Cap Growth Portfolio	05/06/98	-1.58%	15.03%	-11.03%	-11.20%	1.35%	—	—	7.56%
Social Awareness Stock Portfolio (Smith Barney)	05/01/92	-0.06%	13.65%	-13.09%	-13.26%	-1.69%	9.52%	—	11.53%
Templeton Foreign Securities Fund — Class 2	05/01/92	1.47%	8.51%	-17.02%	-16.89%	0.61%	—	—	7.01%
Travelers Convertible Bond Portfolio	05/01/98	-0.33%	3.37%	-0.05%	-0.24%	8.99%	—	—	7.74%
Travelers Disciplined Mid Cap Stock Portfolio	04/01/97	4.13%	18.13%	-0.35%	-0.54%	7.47%	—	—	15.13%
Travelers High Yield Bond Trust	06/10/83	-0.28%	7.03%	8.69%	8.48%	4.13%	6.67%	8.54%	7.92%
Travelers Money Market Portfolio	12/31/87	0.08%	0.32%	3.18%	2.99%	4.19%	4.22%	3.38%	4.59%
Travelers Quality Bond Portfolio	08/30/96	-0.85%	-2.33%	5.76%	5.56%	4.23%	5.33%	—	5.94%
Travelers U.S. Government Securities Portfolio	01/24/92	-1.33%	-1.30%	4.03%	3.84%	4.30%	6.77%	—	6.89%
Van Kampen Enterprise Portfolio	06/21/94	1.18%	16.12%	-17.42%	-17.58%	-6.11%	5.57%	—	11.32%

APPENDIX B

Target Premium Per $1,000 Of Stated Amount All Underwriting Classes
Standard And Preferred Smoker And Non-Smoker

Age	Male	Female	Unisex

20	25.49885	21.35312	24.67777
21	26.25533	22.05852	25.42278
22	27.04281	22.79038	26.19845
23	27.86586	23.54970	27.00937
24	28.72917	24.33773	27.85695
25	29.63486	25.15422	28.74463
26	30.58643	26.00205	29.67441
27	31.58335	26.88113	30.64690
28	32.62452	27.79141	31.66258
29	33.71079	28.73438	32.72066
30	34.84316	29.71150	33.82174
31	36.02088	30.72326	34.96677
32	37.24380	31.77143	36.15529
33	38.51130	32.85823	37.38654
34	39.82501	33.98300	38.66183
35	41.18470	35.14808	39.98270
36	42.59063	36.35310	41.34755
37	44.04142	37.59596	42.75638
38	45.53736	38.87592	44.20922
39	47.07884	40.19069	45.70492
40	48.66485	41.53957	47.24193
41	50.29448	42.92135	48.82045
42	51.96862	44.33684	50.44101
43	53.68801	45.78699	52.10416
44	55.45241	47.27608	53.81251
45	57.26368	48.80417	55.56579
46	59.12431	50.37449	57.36606
47	61.03580	51.99103	59.21574
48	63.00258	53.65371	61.11856
49	65.02827	55.36365	63.07747
50	67.11449	57.12257	65.09434
51	69.26320	58.93024	67.16829
52	71.47047	60.78640	69.29887
53	73.73607	62.68726	71.48414
54	76.05516	64.63067	73.71929
55	78.42689	66.61974	76.00345

B-1

APPENDIX B

Target Premium Per $1,000 Of Stated Amount All Underwriting Classes
Standard And Preferred Smoker And Non-Smoker (continued)

Age	Male	Female	Unisex

56	80.85354	68.65902	78.34017
57	83.34160	70.75893	80.73560
58	85.90006	72.93427	83.20014
59	88.53960	75.19989	85.74576
60	91.26869	77.56483	88.37912
61	94.09169	80.03119	91.10324
62	97.00755	82.59477	93.91915
63	100.01297	85.23864	96.81869
64	103.10493	87.94870	99.79450
65	106.28342	90.71791	102.84656
66	109.56101	93.55528	105.98510
67	112.96034	96.48236	109.23156
68	116.51614	99.53950	112.62104
69	120.26554	102.77254	116.19089
70	124.23658	106.21512	119.96965
71	128.44465	109.89099	123.97439
72	132.88796	113.80393	128.20151
73	137.54435	117.93734	132.63054
74	142.38323	122.27404	137.23573
75	147.39278	126.80803	142.00609
76	152.58944	131.55967	146.95678
77	158.02373	136.57999	152.13912
78	163.78802	141.95257	157.64536
79	169.99253	147.77602	163.58178
80	176.72991	154.13846	170.04077

B-2

APPENDIX C

Cash Value Accumulation Test Factors

Attained Age	Male	Female	Unisex

20	633.148%	730.543%	634.793%
21	614.665%	707.139%	615.976%
22	596.465%	684.397%	597.468%
23	578.511%	662.302%	579.276%
24	560.815%	640.866%	561.389%
25	543.379%	620.044%	543.820%
26	526.258%	599.844%	526.602%
27	509.509%	580.274%	509.766%
28	493.139%	561.313%	493.352%
29	477.198%	542.942%	477.377%
30	461.701%	525.158%	461.850%
31	446.663%	507.942%	446.790%
32	432.102%	491.271%	432.212%
33	418.008%	475.156%	418.110%
34	404.389%	459.577%	404.476%
35	391.242%	444.539%	391.322%
36	378.572%	430.055%	378.643%
37	366.371%	416.121%	366.432%
38	354.629%	402.741%	354.688%
39	343.340%	389.900%	343.405%
40	332.495%	377.582%	332.568%
41	322.076%	365.761%	322.159%
42	312.066%	354.409%	312.160%
43	302.451%	343.485%	302.548%
44	293.213%	332.973%	293.311%
45	284.333%	322.845%	284.430%
46	275.796%	313.076%	275.889%
47	267.583%	303.657%	267.670%
48	259.681%	294.578%	259.759%
49	252.082%	285.825%	252.148%
50	244.777%	277.388%	244.833%
51	237.768%	269.258%	237.808%
52	231.048%	261.433%	231.068%
53	224.616%	253.903%	224.616%
54	218.462%	246.649%	218.462%
55	212.574%	239.650%	212.574%
56	206.935%	232.883%	206.935%
57	201.529%	226.323%	201.529%
58	196.343%	219.953%	196.343%
59	191.366%	213.770%	191.366%
60	186.595%	207.782%	186.595%
61	182.029%	202.001%	182.029%

C-1

APPENDIX C

Cash Value Accumulation Test Factors (continued)

Attained Age	Male	Female	Unisex

62	177.668%	196.446%	177.668%
63	173.510%	191.127%	173.510%
64	169.549%	186.043%	169.549%
65	165.775%	181.178%	165.775%
66	162.175%	176.510%	162.175%
67	158.734%	172.015%	158.734%
68	155.443%	167.672%	155.443%
69	152.296%	163.479%	152.296%
70	149.296%	159.441%	149.296%
71	146.446%	155.571%	146.446%
72	143.754%	151.890%	143.754%
73	141.225%	148.407%	141.225%
74	138.855%	145.126%	138.855%
75	142.252%	142.252%	142.252%
76	140.077%	140.077%	140.077%
77	138.021%	138.021%	138.021%
78	136.067%	136.067%	136.067%
79	134.206%	134.206%	134.206%
80	132.698%	132.698%	132.698%
81	131.020%	131.020%	131.020%
82	129.445%	129.445%	129.445%
83	127.981%	127.981%	127.981%
84	126.623%	126.623%	126.623%
85	120.411%	120.411%	120.411%
86	119.280%	119.280%	119.280%
87	118.211%	118.211%	118.211%
88	117.185%	117.185%	117.185%
89	116.182%	116.182%	116.182%
90	115.177%	115.177%	115.177%
91	114.146%	114.146%	114.146%
92	113.058%	113.058%	113.058%
93	111.887%	111.887%	111.887%
94	110.625%	110.625%	110.625%
95	109.295%	109.295%	109.295%
96	107.982%	107.982%	107.982%
97	106.958%	106.958%	106.958%
98	106.034%	106.034%	106.034%
99	103.603%	103.603%	103.603%

C-2

ANNUAL REPORT
DECEMBER 31, 2001

                  THE TRAVELERS FUND UL III
                  FOR VARIABLE LIFE INSURANCE

[TRAVELERS LOGO]
The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001

                                               CAPITAL         HIGH YIELD      MONEY          AMERICAN CENTURY
                                             APPRECIATION         BOND         MARKET              ULTRA
                                                 FUND            TRUST        PORTFOLIO            FUND
                                             ------------     ----------      ---------       -----------------
ASSETS:
  Investments at market value:               $26,153,218      $ 9,720,557     $85,275,961      $ 2,605,717

  Receivables:
    Dividends................................         -                 -          44,924                -
  Other assets...............................         -                 -               -                -
                                             -----------      -----------      ----------       ----------

      Total Assets                            26,153,218        9,720,557      85,320,885        2,605,717
                                             -----------      -----------      -----------      -----------

LIABILITIES:
  Payables:
    Insurance charges........................        910              305            2,288              43
                                             -----------      -----------      -----------      ----------

      Total Liabilities......................        910              305            2,288              43
                                             -----------      -----------      -----------      ----------

NET ASSETS:                                  $26,152,308       $9,720,252      $85,318,597       $2,605,674
                                             ===========       ==========      ===========       ==========

                        See Notes to Financial Statements
                                      -1-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                                                           CREDIT SUISSE TRUST
                                              CITISTREET DIVERSIFIED       EMERGING MARKETS                        SMALL CAP VALUE
                                                  BOND FUND                    PORTFOLIO            REIT SERIES        SERIES
                                              ----------------------       ------------------       -----------    ---------------
ASSETS:
  Investments at market value:                $            2,515,676       $         986,299        $ 2,220,413    $     1,776,275

  Receivables:
    Dividends................................                      -                      -                   -                  -
  Other assets                                                     -                      -                   -                  -
                                             ------------------------       -----------------        -----------    ---------------

    Total Assets.............................              2,515,676                986,299           2,220,413          1,776,275
                                             ------------------------       -----------------        -----------    ---------------

LIABILITIES:
  Payables:
    Insurance charges........................                    67                      36                 67                  66
                                             -----------------------        ----------------        -----------     ----------------

    Total Liabilities........................                    67                      36                 67                  66
                                             -----------------------        ----------------        -----------     ----------------

                                             $            2,515,609         $       986,263         $ 2,220,346     $     1,776,209
                                             =======================        ================        ===========     ================
NET ASSETS:

                        See Notes to Financial Statements
                                       -2-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                               DECEMBER 31, 2001

                                   APPRECIATION       SMALL CAP         FRANKLIN
EAFE(R)EQUITY       SMALL CAP      PORTFOLIO -       PORTFOLIO -       SMALL CAP       DIVERSIFIED STRATEGIC
 INDEX FUND         INDEX FUND     INITIAL CLASS    INITIAL CLASS    FUND - CLASS 2        INCOME PORTFOLIO
-------------       ----------     -------------    -------------    --------------    ----------------------
$   5,649,258       $7,500,332     $  3,327,243     $   5,638,463    $    1,171,049    $             590,614

            -                -                -                -                  -                        -
            -                -                -                -                  -                        -
--------------      -----------    -------------    --------------   ----------------   ---------------------

    5,649,258        7,500,332        3,327,243         5,638,463          1,171,049                 590,614
--------------      -----------    -------------    --------------   ----------------   ---------------------

          130              239               95               138                 20                      22
--------------      -----------    -------------    --------------   ----------------   ---------------------

          130              239               95               138                 20                      22
--------------      -----------    -------------    --------------   ----------------   ---------------------

$   5,649,128       $7,500,093     $  3,327,148     $  5,638,325     $    1,171,029     $            590,592
==============      ===========    =============    =============    ================   =====================

                        See Notes to Financial Statements
                                       -3-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                                                                            GLOBAL TECHNOLOGY     WORLDWIDE GROWTH
                                             EQUITY INDEX PORTFOLIO   BALANCED PORTFOLIO    PORTFOLIO -SERVICE   PORTFOLIO - SERVICE
                                             - CLASS I SHARES         - SERVICE SHARES            SHARES              SHARES
                                             ----------------------   --------------------  ------------------    ------------------
ASSETS:
  Investments at market value:                $         21,775,674     $        1,092,105     $       213,452      $      4,330,205

   Receivables:
     Dividends...............................                    -                      -                   -                     -
   Other assets..............................                    -                      -                   -                     -
                                             ----------------------   --------------------  ------------------    ------------------

       Total Assets..........................           21,775,674              1,092,105             213,452             4,330,205
                                             ----------------------   --------------------  ------------------    ------------------

LIABILITIES:
  Payables:
    Insurance charges........................                  647                     18                   4                    78
                                             ----------------------   --------------------  ------------------    ------------------
       Total Liabilities.....................                  647                     18                   4                    78
                                             ----------------------   --------------------  ------------------    ------------------

  NET ASSETS:                                $          21,775,027     $        1,092,087    $        213,448      $      4,330,127
                                             ======================   ===================  ===================    ==================

                        See Notes to Financial Statements
                                      -4-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                               DECEMBER 31, 2001

                                                  PUTNAM VT
                                           INTERNATIONAL GROWTH    PUTNAM VT SMALL CAP
                     TOTAL RETURN BOND          FUND - CLASS IB   VALUE FUND - CLASS IB
EQUITY PORTFOLIO        PORTFOLIO                  SHARES                 SHARES         CAPITAL FUND    INVESTORS FUND
-----------------   -------------------   ----------------------    ------------------  --------------  ----------------

 $     1,325,254     $       3,365,084     $             12,802      $          3,199    $  1,959,085    $    9,105,837

               -                     -                        -                     -               -                 -
               -                     -                        -                     -             147                 -
-----------------   -------------------   ----------------------    ------------------  --------------  ----------------

       1,325,254             3,365,084                   12,802                 3,199       1,959,232         9,105,837
-----------------   -------------------   ----------------------    ------------------  --------------  ----------------

              49                    55                        -                     -              59               313
-----------------   -------------------   ----------------------    ------------------  --------------  ----------------

              49                    55                        -                     -              59               313
-----------------   -------------------   ----------------------    ------------------  --------------  ----------------

$      1,325,205     $       3,365,029     $             12,802      $          3,199    $  1,959,173     $   9,105,524
=================   ===================   ======================    ==================  ==============   ===============

                        See Notes to Financial Statements
                                       -5-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                                                                      STRONG MULTI CAP      MONTGOMERY VARIABLE
                                      STRATEGIC BOND FUND        TOTAL RETURN FUND     VALUE FUND II        SERIES: GROWTH FUND
                                      -------------------        -----------------    ----------------      --------------------

ASSETS:
  Investments at market value:         $       2,264,921          $         1,071      $        1,143        $              750

   Receivables:
     Dividends........................                 -                        -                   -                         -
   Other assets.......................                 -                        -                   -                         -
                                      --------------------         ---------------    ----------------     ---------------------

       Total Assets...................          2,264,921                   1,071               1,143                       750
                                      --------------------         ---------------    ----------------     ---------------------

LIABILITIES:
  Payables:
    Insurance charges.................                 77                       -                   -                         -
                                      --------------------         ---------------    ----------------     ---------------------
     Total Liabilities...............                  77                       -                   -                         -
                                      --------------------         ---------------    ----------------     ---------------------

 NET ASSETS:                           $        2,264,844           $       1,071      $        1,143       $               750
                                      ===================         ================    ================     =====================

                        See Notes to Financial Statements
                                      -6-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                               DECEMBER 31, 2001

CONVERTIBLE BOND    DISCIPLINED MID CAP   EQUITY INCOME                             LAZARD INTERNATIONAL    MFS EMERGING
 PORTFOLIO           STOCK PORTFOLIO       PORTFOLIO        LARGE CAP PORTFOLIO       STOCK PORTFOLIO      GROWTH PORTFOLIO
---------------     -------------------   -------------    -------------------      --------------------  -----------------
  $  2,958,040         $4,325,396         $11,366,920         $10,937,722               $7,653,174         $13,035,927

            --                 --                  --                  --                       --                  --
            --                 --                  --                  --                       --                  --
  ------------         ----------         -----------         -----------               ----------         -----------

     2,958,040          4,325,396          11,366,920          10,937,722                7,653,174          13,035,927
  ------------         ----------         -----------         -----------               ----------         -----------

           104                 84                 331                 373                      257                 449
  ------------         ----------         -----------         -----------               ----------         -----------

           104                 84                 331                 373                      257                 449
  ------------         ----------         -----------         -----------               ----------         -----------
  $  2,957,936         $4,325,312         $11,366,589         $10,937,349               $7,652,917         $13,035,478
  ============         ==========         ===========         ===========               ==========         ===========

                        See Notes to Financial Statements
                                       -7-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                                                                                               SOCIAL
                                                        MFS MID CAP           MFS                              AWARENESS
                                                           GROWTH          RESEARCH           MFS VALUE          STOCK
                                                         PORTFOLIO         PORTFOLIO          PORTFOLIO        PORTFOLIO
                                                        -----------        ---------          ---------        ---------

  ASSETS:
    Investments at market value: .....................$2,271,048           $489,126           $1,168           $405,286

    Receivables:
      Dividends ......................................      --                 --               --                 --
    Other assets .....................................      --                 --               --                 --
                                                      ----------           --------           ------           --------

        Total Assets ................................. 2,271,048            489,126            1,168            405,286
                                                      ----------           --------           ------           --------

  LIABILITIES:
    Payables:
      Insurance charges ..............................        75                 14             --                    6
                                                      ----------           --------           ------           --------

         Total Liabilities ...........................        75                 14             --                    6
                                                      ----------           --------           ------           --------

  NET ASSETS:                                         $2,270,973           $489,112           $1,168           $405,280
                                                      ==========           ========           ======           ========

                        See Notes to Financial Statements
                                      -8-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                               DECEMBER 31, 2001

                         U.S.
   TRAVELERS          GOVERNMENT                            AIM CAPITAL
 QUALITY BOND         SECURITIES         UTILITIES          APPRECIATION       ALLIANCE GROWTH   MFS TOTAL RETURN
   PORTFOLIO           PORTFOLIO         PORTFOLIO          PORTFOLIO           PORTFOLIO          PORTFOLIO
 ------------         ----------         ----------         ------------       ---------------   ----------------

 $ 17,946,249         $7,215,820         $  588,880         $7,039,037         $10,714,134         $10,490,844

            -                  -                  -                  -                   -                   -
            -                  -                  -                  -                   -                   -
 ------------         ----------         ----------         ----------         -----------         -----------

   17,946,249          7,215,820            588,880          7,039,037          10,714,134          10,490,844
 ------------         ----------         ----------         ----------         -----------         -----------

          586                235                 22                242                 372                 358
 ------------         ----------         ----------         ----------         -----------         -----------

          586                235                 22                242                 372                 358
 ------------         ----------         ----------         ----------         -----------         -----------

 $ 17,945,663         $7,215,585         $  588,858         $7,038,795         $10,713,762    $     10,490,486
 ============         ==========         ==========         ==========         ===========    ================

                        See Notes to Financial Statements
                                      -9-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                                                SMITH                SMITH
                                                                BARNEY              BARNEY
                                         PUTNAM              INTERNATIONAL           LARGE
                                         DIVERSIFIED           ALL CAP           CAPITALIZATION         VAN KAMPEN
                                         INCOME                GROWTH               GROWTH              ENTERPRISE
                                        PORTFOLIO             PORTFOLIO            PORTFOLIO            PORTFOLIO
                                        ------------         -------------       --------------         ----------
ASSETS:
   Investments at market value:         $  442,766           $1,923,791           $1,103,614           $1,594,261

     Receivables:
       Dividends .....................        --                   --                   --                   --

     Other assets ....................        --                   --                   --                   --
                                        ----------           ----------           -----------          ----------

          Total Assets ...............     442,766            1,923,791             1,103,614           1,594,261
                                        ----------           ----------           -----------          ----------

LIABILITIES:
   Payables:
      Insurance charges ..............          16                   70                    35                  44
                                        ----------           ----------           -----------          ----------

         Total Liabilities ...........          16                   70                    35                  44
                                        ----------           ----------           -----------          ----------

NET ASSETS:
                                        $  442,750           $1,923,721           $1,103,579           $1,594,217
                                        ==========           ==========           ===========          ==========

                        See Notes to Financial Statements
                                      -10-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                               DECEMBER 31, 2001

                                    CONTRAFUND(R)
ASSET MANAGER                   PORTFOLIO - SERVICE        MID CAP PORTFOLIO
PORTFOLIO - INITIAL CLASS            CLASS 2                 SERVICE CLASS 2     COMBINED
------------------------        -------------------        -----------------     ---------

$2,382,086                        $429,671                 $ 19,358             $ 315,915,975

        --                              --                      --                     44,924
        --                              --                      --                        147
----------                        --------                 --------             -------------

 2,382,086                         429,671                 19,358                315,961,046
----------                        --------                 --------             -------------

        83                             8                          1                   9,491
----------                        --------                 ---------            -----------

        83                             8                          1                   9,491
----------                        --------                 --------             -----------

$2,382,003                        $429,663                 $ 19,357             $ 315,951,555
==========                        ========                 ========             ==============

                        See Notes to Financial Statements
                                      -11-

                          THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                             STATEMENT OF OPERATIONS
              For the years ended December 31, 2001, 2000 and 1999

                                            CAPITAL APPRECIATION FUND                      HIGH YIELD BOND TRUST
-                                       ------------------------------------         -------------------------------

                                         2001          2000           1999           2001           2000        1999
                                         ----          ----           ----           ----           ----        ----

INVESTMENT INCOME:
  Dividends ........................... $    112,749   $     7,017     $      --     $ 456,359      $ 205,849   $ --
                                        ------------   ------------    ----------    ---------      ---------   -------

  EXPENSES:
    Insurance charges .................       99,352        83,603         6,182        28,319       12,587        919
                                        ------------    -----------    ----------    ---------      ---------   -------

        Net investment income (loss) ..       13,397       (76,586)       (6,182)      428,040      193,262       (919)
                                        ------------    -----------    ----------    ---------      ---------   -------

  REALIZED GAIN (LOSS) AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
      Realized gain distribution ......        --          709,308          --            --           --         --
      Realized gain (loss) on sale
       of investments .................  (5,203,654)       196,564         3,070        24,305       (8,726)        23
                                        ------------    -----------    ----------    ---------      ---------   -------

        Realized gain (loss) ..........  (5,203,654)       905,872         3,070        24,305       (8,726)        23
                                        ------------    -----------    ----------    ---------      ---------   -------

  Change in unrealized gain (loss)
   on investments .....................  (2,761,891)    (6,259,175)    1,652,031       122,123      (190,711)   13,145
                                        ------------    -----------    ----------    ---------      ---------   -------

  Net increase (decrease) in net assets
    resulting from operations.......... $(7,952,148)   $(5,429,889)   $1,648,919     $ 574,468     $  (6,175)   $12,249
                                        ============   ============   ===========    =========     ==========   =======

                        See Notes to Financial Statements
                                      -12-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                                MONEY MARKET PORTFOLIO        AMERICAN CENTURY ULTRA FUND
                                                            ------------------------------- --------------------------------
                                                             2001       2000          1999       2001       2000       1999
                                                             ----       ----          ----       ----       ----       ----

  INVESTMENT INCOME:
    Dividends .......................................       $1,874,273  $1,153,773    $ 131,476  $   --     $  --      $  --
                                                            ----------  ----------    ---------  --------   --------   -------

  EXPENSES:
    Insurance charges ...............................          189,815      84,168       10,821    2,037       --         --
                                                            ----------   ---------    ---------  ---------  --------   -------

        Net investment income (loss) ................        1,684,458   1,069,605      120,655    (2,037)     --         --
                                                             ---------   ---------    ---------  ---------  --------   -------

  REALIZED GAIN (LOSS) AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
     Realized gain distribution .....................           --           --           --         --        --         --
     Realized gain (loss) on sale of investments ....           --           --           --       (3,209)     --         --
                                                            ----------  ----------    ---------  ---------  --------   -------

       Realized gain (loss) .........................           --           --           --       (3,209)     --         --
                                                            ----------  ----------    ---------  ---------  --------   -------

      Change in unrealized gain (loss)
        on investments ..............................           --           --           --      (92,394)     --         --
                                                            ----------  ----------    ---------  ---------  --------   -------

    Net increase (decrease) in net assets
      resulting from operations .....................       $1,684,458 $ 1,069,605    $ 120,655  $(97,640)   $ --      $  --
                                                            ========== ===========    =========  =========  ========   =======

                       See Notes to Financial Statements
                                      -13-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

CITISTREET DIVERSIFIED BOND FUND          INTERMEDIATE-TERM BOND FUND
---------------------------------       --------------------------------
   2001       2000        1999             2001        2000      1999
----------- ---------- ----------       ----------  ---------- ---------

  $ 72,635  $       -  $       -        $  950,818  $ 186,713  $       -
----------- ---------- ----------       ----------  ---------- ---------

     7,871          -          -            10,328     15,362      1,589
----------- ---------- ----------       ---------- ---------- ----------

    64,764          -          -           940,490    171,351     (1,589
----------- ---------- ----------       ---------- ---------- ----------

         -          -          -                 -          -          -
    (1,769)         -          -          (661,667)   (17,138)        19
----------- ---------- ----------        ---------- ---------- ----------

    (1,769)         -          -          (661,667)   (17,138)        19
----------- ---------- ----------        ---------- ---------- ----------

     8,081          -          -           (91,614)    84,776      6,837
----------- ---------- ----------        ---------- ---------- ----------

  $ 71,076  $       -  $       -          $ 187,209  $ 238,989    $ 5,267
=========== ========== ==========        ========== ========== ==========

                       See Notes to Financial Statements
                                      -14-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                             CREDIT SUISSE TRUST EMERGING MARKETS PORTFOLIO           REIT SERIES
                                            ------------------------------------------------ --------------------------------
                                               2001         2000        1999                    2001       2000       1999
                                               ----         ----        ----                    ----       ----       ----

INVESTMENT INCOME:
  Dividends ................................  $    --       $     --    $   528                 $ 33,989   $ 2,059    $  --
                                              ----------    ----------  -------                 --------   -------    -------

EXPENSES:
    Insurance charges ......................      4,595         3,551       125                    4,770       164       --
                                              ----------    ----------  ---------               --------   -------    -------

          Net investment income (loss) .....     (4,595)       (3,551)      403                   29,219     1,895       --
                                              ----------    ----------  --------                --------   -------    -------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
      Realized gain distribution ...........       --          41,373     7,940                    6,993      --         --
      Realized gain (loss) on sale of
       investments .........................   (169,700)        1,066        81                  132,007     1,399       --
                                              ----------    ----------  --------                --------   -------    -------
       Realized gain (loss) ...............    (169,700)       42,439     8,021                  139,000     1,399       --
                                              ----------    ----------  --------                --------   -------    -------

      Change in unrealized gain (loss)
        on investments .....................     56,701      (345,191)   34,585                  116,482    15,310       --
                                              ----------    ----------  --------                --------   -------    -------

  Net increase (decrease) in net assets
    resulting from operations ..............  $(117,594)    $(306,303)  $43,009                 $284,701   $18,604    $  --
                                              ==========    ==========  ========                ========   =======    =======

                        See Notes to Financial Statements
                                      -15-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

     SMALL CAP VALUE SERIES                 EAFE(R) EQUITY INDEX FUND
---------------------------------     -------------------------------------
     2001       2000         1999         2001         2000           1999
 --------     -------     --------    -----------   ----------- ---------
  $  6,842     $ 1,106     $  --       $    --       $    --        $2,960
  --------     -------     --------    -----------   ---------    --------

     4,405         844        --            13,046       5,627          93
  --------     -------     --------    -----------   ---------    --------

     2,437         262        --           (13,046)     (5,627)      2,867
  --------     -------     --------    -----------   ---------    --------

      --         1,380        --                --      50,964       5,530
    47,153      12,400        --          (335,116)    (37,780)         24
  --------     -------     --------    -----------   ---------    --------

    47,153      13,780        --          (335,116)     13,184       5,554
  --------     -------     --------    -----------   ---------    --------

    68,636      30,650        --          (846,019)   (206,158)      9,008
  --------     -------     --------    -----------   ---------    --------

  $118,226     $44,692     $  --       $(1,194,181)  $(198,601)   $ 17,429
  ========     =======     ========    ===========   =========    ========

                        See Notes to Financial Statements
                                      -16-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                            SMALL CAP INDEX FUND           APPRECIATION PORTFOLIO - INITIAL CLASS
                                                 --------------------------------------    --------------------------------------
                                                     2001           2000        1999          2001            2000         1999
                                                 -----------    ----------   ----------    ----------       --------     --------
INVESTMENT INCOME:
  Dividends ..................................    $    42,961   $       --   $   10,709    $   28,188       $  2,249     $    805
                                                 -----------    ----------   ----------    ----------       --------     --------

EXPENSES:
  Insurance charges ..........................        20,290         9,608          727         8,209          1,438          111
                                                 -----------    ----------   ----------    ----------       --------     --------

      Net investment income (loss) ...........        22,671        (9,608)       9,982        19,979            811          694
                                                 -----------    ----------   ----------    ----------       --------     --------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ...............       345,853        21,008       30,657            --          3,828          542
    Realized gain (loss) on sale of
      investments ............................       (75,221)       23,099          132        17,670         11,601            4
                                                 -----------    ----------   ----------    ----------       --------     --------

      Realized gain (loss) ...................       270,632        44,107       30,789        17,670         15,429          546
                                                 -----------    ----------   ----------    ----------       --------     --------

  Change in unrealized gain (loss)
    on investments ...........................        47,599      (254,149)      96,961       (11,963)       (16,135)       4,597
                                                 -----------    ----------   ----------    ----------       --------     --------

Net increase (decrease) in net assets
  resulting from operations ..................   $   340,902    $ (219,650)  $  137,732    $   25,686       $    105     $  5,837
                                                 ===========    ==========   ==========    ==========       ========     ========

                        See Notes to Financial Statements
                                      -17-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

   SMALL CAP PORTFOLIO - INITIAL CLASS       FRANKLIN SMALL CAP FUND - CLASS 2
----------------------------------------   -------------------------------------
    2001            2000           1999       2001          2000         1999
-----------      ---------      --------   ----------     --------     ---------
$    20,846      $   6,613      $     --   $    1,040     $     --     $      --
-----------      ---------      --------   ----------     --------     ---------

     18,139          4,727           152          606            3            --
-----------      --- -----      --------   ----------     --------     ---------

      2,707          1,886          (152)         434           (3)           --
-----------      ---------      --------   ----------     --------     ---------

    363,377        934,866            --           --           --            --
   (693,622)        49,181            28      (18,621)          --            --
-----------      ---------      --------   ----------     --------     ---------

   (330,245)       984,047            28      (18,621)          --            --
-----------      ---------      --------   ----------     --------     ---------

    (16,829)      (896,015)       34,840      (12,248)        (160)           --
-----------      ---------      --------   ----------     --------     ---------

$  (344,367)     $  89,918      $ 34,716   $  (30,435)    $   (163)    $      --
===========      =========      ========   ==========     ========     =========

                        See Notes to Financial Statements
                                      -18-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO    EQUITY INDEX PORTFOLIO - CLASS I SHARES
                                     --------------------------------------   ----------------------------------------
                                         2001          2000          1999          2001           2000          1999
                                       --------      --------      --------    -----------    -----------    ---------
INVESTMENT INCOME:
Dividends ...........................  $ 46,161      $ 22,198      $     --    $   188,377    $    56,316    $      --
                                       --------      --------      --------    -----------    -----------    ---------

EXPENSES:
  Insurance charges .................     1,995           753            --         72,281         44,686        1,832
                                       --------      --------      --------    -----------    -----------    ---------

      Net investment income (loss) ..    44,166        21,445            --        116,096         11,630       (1,832)
                                       --------      --------      --------    -----------    -----------    ---------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ......        --            --            --             --          7,287           --
    Realized gain (loss) on sale of
      investments ...................   (14,282)       (9,391)           --     (1,273,405)        85,181          379
                                       --------      --------      --------    -----------    -----------    ---------
      Realized gain (loss) ..........   (14,282)       (9,391)           --     (1,273,405)        92,468          379
                                       --------      --------      --------    -----------    -----------    ---------

Change in unrealized gain (loss)
  on investments ....................   (16,937)       (3,133)           --     (1,186,734)    (1,054,210)     217,271
                                       --------      --------      --------    -----------    -----------    ---------

Net increase (decrease) in net assets
  resulting from operations .........  $ 12,947      $  8,921      $     --    $(2,344,043)   $  (950,112)   $ 215,818
                                       ========      ========      ========    ===========    ===========    =========

                        See Notes to Financial Statements
                                      -19-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

 BALANCED PORTFOLIO - SERVICE SHARES     GLOBAL TECHNOLOGY PORTFOLIO - SERVICE SHARES
-------------------------------------    --------------------------------------------
  2001          2000          1999          2001            2000             1999
--------     ---------      ---------    ---------        ---------       ----------
$ 25,785     $      65      $      --    $   2,411        $       4       $       --
--------     ---------      ---------    ---------        ---------       ----------

   3,374             2             --          584                3               --
--------     ---------      ---------    ---------        ---------       ----------

  22,411            63             --        1,827                1               --
--------     ---------      ---------    ---------        ---------       ----------

      --            29             --           --               --               --
 (49,142)           --             --     (103,533)              --               --
--------     ---------      ---------    ---------        ---------       ----------

 (49,142)           29             --     (103,533)              --               --
 --------     ---------      ---------    ---------        ---------       ----------

 (41,249)         (113)            --      (48,126)            (326)              --
--------     ---------      ---------    ---------        ---------       ----------

$(67,980)    $     (21)     $      --    $(149,832)       $    (325)      $       --
========     =========      =========    =========        =========       ==========

                        See Notes to Financial Statements
                                      -20-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - continued
              For the years ended December 31, 2001, 2000 and 1999

                                             WORLDWIDE GROWTH PORTFOLIO - SERVICE SHARES             EQUITY PORTFOLIO
                                             -------------------------------------------    -----------------------------------
                                                  2001             2000          1999         2001         2000         1999
                                              -----------       ---------      ---------    ---------    --------    ----------
  INVESTMENT INCOME:
    Dividends .............................   $    10,679       $     113      $      --    $   3,557    $  2,313    $       --
                                              -----------       ---------      ---------    ---------    --------    ----------

  EXPENSES:
    Insurance charges .....................         6,829              55             --        3,803       1,479            --
                                              -----------       ---------      ---------    ---------    --------    ----------

        Net investment income (loss) ......         3,850              58             --         (246)        834            --
                                              -----------       ---------      ---------    ---------    --------    ----------

  REALIZED GAIN (LOSS) AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS:
      Realized gain distribution ..........            --             310             --        3,400      29,870            --
      Realized gain (loss) on sale of
        investments .......................      (224,424)           (303)            --       (7,783)    (22,711)           --
                                              -----------       ---------      ---------    ---------    --------    ----------

        Realized gain (loss) ..............      (224,424)              7             --      (4,383)       7,159            --
                                              -----------       ---------      ---------    ---------    --------    ----------

      Change in unrealized gain (loss)
        on investments ....................      (500,909)         (7,706)            --      (62,371)     31,798            --
                                              -----------      ----------      ---------    ---------    --------    ----------

  Net increase (decrease) in net assets
    resulting from operations .............   $  (721,483)      $  (7,641)     $      --    $ (67,000)   $ 39,791    $       --
                                              ===========       =========      =========    =========    ========    ==========

                        See Notes to Financial Statements
                                      -21-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - continued
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                       PUTNAM VT INTERNATIONAL GROWTH FUND -
     TOTAL RETURN BOND PORTFOLIO                 CLASS IB SHARES
-------------------------------------  ------------------------------------
   2001         2000         1999         2001         2000         1999
 --------    ----------   ----------   ---------    ----------   ----------
 $ 56,323    $       --   $       --   $      --    $       --   $       --
 --------    ----------   ----------   ---------    ----------   ----------

    2,531            --           --           2            --           --
 --------    ----------   ----------   ---------    ----------   ----------

   53,792            --           --          (2)           --           --
 --------    ----------   ----------   ---------    ----------   ----------

   62,303            --           --          --            --           --
      507            --           --          --            --           --
 --------    ----------   ----------   ---------    ----------   ----------

   62,810            --           --          --            --           --
 --------    ----------   ----------   ---------    ----------   ----------

  (23,844)           --           --         244            --           --
 --------    ----------   ----------   ---------    ----------   ----------

 $ 92,758    $       --   $       --   $     242    $       --   $       --
 ========    ==========   ==========   =========    ==========   ==========

                        See Notes to Financial Statements
                                      -22-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                  PUTNAM VT SMALL CAP VALUE FUND -
                                                           CLASS IB SHARES                         CAPITAL FUND
                                                    -------------------------------   ----------------------------------
                                                      2001         2000       1999        2001         2000       1999
                                                    ---------    -------   --------   -----------    ---------   -------
INVESTMENT INCOME:
   Dividends ...................................   $      --    $    --   $     --    $   13,231        4,640    $   214
                                                   ---------    -------   --------    ----------    ---------   --------
 EXPENSES:
   Insurance charges ...........................           1                    --         6,457        2,202         23
                                                   ---------    -------   --------    ----------    ---------   --------
       Net investment income (loss) ...........          (1)        --          --         6,774        2,438        191
                                                   ---------    -------   --------    ----------    ---------   --------
REALIZED GAIN (LOSS) AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
     Realized gain distribution ................          --         --         --        21,306       48,265      1,241
     Realized gain (loss) on sale of investments          --         --         --         7,673        7,608          7
                                                   ---------    -------   --------    ----------    ---------   --------
       Realized gain (loss) ...................           --         --         --        28,979       55,873      1,248
                                                   ---------    -------   --------    ----------    ---------   --------
    Change in unrealized gain (loss)
        on investments .........................         215         --         --       (49,595)      10,896      1,748
                                                   ---------    -------   --------    ----------    ---------   --------
Net increase (decrease) in net assets
   resulting from operations ...................   $     214    $    --   $     --    $  (13,842)   $  69,207   $  3,187
                                                   =========    =======   ========    ==========    =========   ========

                        See Notes to Financial Statements
                                      -23-

                           THE TRAVELERS FUND UL III
                          FOR VARIABLE LIFE INSURANCE

                      STATEMENT OF OPERATIONS - continued
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

             INVESTORS FUND                   STRATEGIC BOND FUND
-------------------------------------   ---------------------------------
    2001          2000         1999        2001        2000         1999
-----------    ----------   ---------   ---------   ----------    -------
$    65,921    $   38,340   $   8,228   $  87,548  $    16,025   $    298
-----------    ----------   ---------   ---------   ----------    -------

     31,787        13,736       1,147       6,554          216          6
-----------    ----------   ---------   ---------   ----------    -------

     34,134        24,604       7,081      80,994       15,809        292
-----------    ----------   ---------   ---------   ----------    -------

     92,144       161,520          --          --           --         --
    (95,706)       61,605         143         842          433         --
-----------    ----------   ---------   ---------   ----------    -------

     (3,562)      223,125         143         842          433         --
-----------    ----------   ---------   ---------   ----------    -------

   (593,831)      248,641      61,891      11,176       (9,367)      (217)
-----------    ----------   ---------   ---------   ----------    -------

$  (563,259)   $  496,370   $  69,115   $  93,012   $    6,875    $    75
===========    ==========   =========   =========   ==========    =======

                        See Notes to Financial Statements
                                      -24-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                    TOTAL RETURN FUND           STRONG MULTI CAP VALUE FUND II
                                          -----------------------------------  --------------------------------
                                             2001         2000         1999       2001       2000       1999
                                          ---------    ---------    ---------  ---------   ---------  ---------
INVESTMENT INCOME:
  Dividends ...........................   $      23    $      33    $      --   $     --    $      5  $      --
                                          ---------    ---------    ---------  ---------   ---------  ---------

EXPENSES:
  Insurance charges ...................            4          61           --          4           3         --
                                           ---------   ---------    ---------  ---------   ---------  ---------

      Net investment income (loss) ....          19          (28)          --         (4)          2         --
                                          ---------    ---------    ---------  ---------   ---------  ---------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ........          --           --           --         --          --         --
    Realized gain (loss) on sale of
      investments .....................          (1)       3,742           --         --          --         --
                                           ---------   ---------    ---------  ---------   ---------  ---------

      Realized gain (loss) ............          (1)       3,742           --         --         --          --
                                          ---------    ---------    ---------  ---------   ---------  ---------

    Change in unrealized gain (loss)
      on investments ..................         (31)          (6)          --         44         101         --
                                          ---------    ---------    ---------  ---------   ---------  ---------

  Net increase (decrease) in net assets
    resulting from operations .........   $     (13)   $   3,708    $      --  $      40   $     103  $      --
                                          =========    =========    =========  =========   =========  =========

                        See Notes to Financial Statements
                                      -25-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

MONTGOMERY VARIABLE SERIES: GROWTH FUND       CONVERTIBLE BOND PORTFOLIO
--------------------------------------- ---------------------------------------
   2001         2000          1999          2001           2000        1999
-----------  -----------   -----------  ------------   -----------  -----------

$        39  $        27    $       --  $     68,704   $     4,342  $        --
-----------  -----------   -----------  ------------   -----------  -----------

         24           65            --        11,390         1,021           23
-----------  -----------   -----------  ------------   -----------  -----------

         15          (38)           --        57,314         3,321          (23)
-----------  -----------   -----------  ------------   -----------  -----------

         59          561            --       147,380        13,908           --
     (3,213)       6,665            --      (153,902)        3,909            3
-----------  -----------   -----------  ------------   -----------  -----------

     (3,154)       7,226            --        (6,522)       17,817            3
-----------  -----------   -----------  ------------   -----------  -----------

      1,000       (1,339)           --      (218,338)       (5,592)       2,532
-----------  -----------   -----------  ------------   -----------  -----------

$    (2,139) $     5,849   $        --   $  (167,546)  $    15,546  $     2,512
===========  ===========   ===========   ===========   ===========  ===========

                        See Notes to Financial Statements
                                      -26-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - cONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                     DISCIPLINED MID CAP STOCK PORTFOLIO   DISCIPLINED SMALL CAP STOCK PORTFOLIO
                                                     -----------------------------------   -------------------------------------
                                                       2001         2000         1999         2001         2000          1999
                                                     ---------    ---------    ---------   ----------    ---------    ----------
     INVESTMENT INCOME:
       Dividends ..................................  $  21,827    $     109    $      --   $    1,140    $       2    $       --
                                                     ---------    ---------    ---------   ----------    ---------    ----------

    EXPENSES:
       Insurance charges ..........................     11,723          626           23        1,279            7            --
                                                     ---------    ---------    ---------   ----------    ---------    ----------

           Net investment income (loss) ...........     10,104         (517)         (23)        (139)          (5)           --
                                                     ---------    ---------    ---------   ----------    ---------    ----------
     REALIZED GAIN (LOSS) AND UNREALIZED
       GAIN (LOSS) ON INVESTMENTS:
         Realized gain distribution ...............    536,553        3,717           --       31,538           60            --
         Realized gain (loss) on sale of
           investments ............................   (217,834)       7,908            7     (207,931)         810            --
                                                     ---------    ---------    ---------   ----------    ---------    ----------

          Realized gain (loss) ....................    318,719       11,625            7     (176,393)         870            --
                                                     ---------    ---------    ---------   ----------    ---------    ----------

         Change in unrealized gain (loss)
            on investments ........................   (197,112)       5,933        3,607          (68)          68            --
                                                     ---------    ---------    ---------   ----------    ---------    ----------

       Net increase (decrease) in net assets         $ 131,711    $  17,041    $   3,591   $ (176,600)   $     933    $       --
         resulting from operations ................  =========    =========    =========   ==========    ==========   ==========

                        See Notes to Financial Statements
                                      -27-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

          EQUITY INCOME PORTFOLIO         JURIKA & VOYLES CORE EQUITY PORTFOLIO
----------------------------------------  ------------------------------------
     2001          2000          1999        2001         2000         1999
  ----------    ----------    ----------  ----------    ---------   ----------

  $  118,756    $   40,858    $    9,884  $       11    $       5   $       --
  ----------    ----------    ----------  ----------    ---------   ----------

      31,320        10,129           954           3            4           --
  ----------    ----------    ----------  ----------    ---------   ----------

      87,436        30,729         8,930           8            1           --
  ----------    ----------    ----------  ----------    ---------   ----------

      13,581            --        76,605          11           36           --
         (53)      (18,037)           30        (125)          --           --
  ----------    ----------    ----------  ----------    ---------   ----------

      13,528       (18,037)       76,635        (114)          36           --
  ----------    ----------    ----------  ----------    ---------   ----------

    (508,162)      262,217       (24,910)        (90)          90           --
  ----------    ----------    ----------  ----------    ---------   ----------

  $ (407,198)   $  274,909    $   60,655  $     (196)   $     127   $       --
  ==========    ==========    ==========  ==========    =========   ==========

                        See Notes to Financial Statements
                                      -28-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                       LARGE CAP PORTFOLIO            LAZARD INTERNATIONAL STOCK PORTFOLIO
                                           ---------------------------------------   ---------------------------------------
                                               2001            2000         1999         2001           2000          1999
                                           ------------    -----------    --------   ------------    ----------    ---------
INVESTMENT INCOME:
  Dividends ............................   $     54,428    $    13,554    $  3,762   $     11,572    $   88,264    $      --
                                           ------------    -----------    --------   ------------    ----------    ---------

EXPENSES:
  Insurance charges ....................         36,984         23,878       1,987         27,753        20,022        2,310
                                           ------------    -----------    --------   ------------    ----------    ---------

      Net investment income (loss) .....         17,444        (10,324)      1,775        (16,181)       68,242       (2,310)
                                           ------------    -----------    --------   ------------    ----------    ---------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution .........          4,963        482,772     129,170        278,885       118,755           --
    Realized gain (loss) on sale of
      investments ......................       (959,417)        16,207         507       (640,258)      (41,109)         239
                                           ------------    -----------    --------   ------------    ----------    ---------

      Realized gain (loss) .............       (954,454)       498,979     129,677       (361,373)       77,646          239
                                           ------------    -----------    --------   ------------    ----------    ---------

    Change in unrealized gain (loss)
      on investments ...................       (717,512)    (1,554,606)    199,401     (1,676,657)     (637,810)     253,882
                                           ------------    -----------    --------   ------------    ----------    ---------

   Net increase (decrease) in net assets
      resulting from operations ........   $ (1,654,522)   $(1,065,951)   $330,853   $ (2,054,211)   $ (491,922)   $ 251,811
                                           ============    ===========    ========   ============    ==========    =========

                        See Notes to Financial Statements
                                      -29-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

            MFS EMERGING GROWTH PORTFOLIO                 MFS MID CAP GROWTH PORTFOLIO
 ----------------------------------------------    ---------------------------------------
     2001             2000             1999            2001          2000         1999
 -------------    -------------    ------------    -----------    ----------    ----------
 $          --    $          --    $         --    $        --    $       --    $       --
 -------------    -------------    ------------    -----------    ----------    ----------

        47,959           43,794           3,268          7,820         2,336            50
 -------------    -------------    ------------    -----------    ----------    ----------

       (47,959)         (43,794)         (3,268)        (7,820)       (2,336)          (50)
 -------------    -------------    ------------    -----------    ----------    ----------

     2,412,734          545,232              --        438,281        22,720            --
    (3,543,860)          81,103           1,845       (467,166)       36,353            33
 -------------    -------------    ------------    -----------    ----------    ----------

    (1,131,126)         626,335           1,845        (28,885)       59,073            33
 -------------    -------------    ------------    -----------    ----------    ----------

    (4,413,131)      (3,280,642)      1,558,597       (468,189)     (152,940)       18,618
 -------------    -------------    ------------    -----------    ----------    ----------

 $  (5,592,216)   $  (2,698,101)   $  1,557,174    $  (504,894)   $  (96,203)   $   18,601
 =============    =============    ============    ===========    ==========    ==========

                        See Notes to Financial Statements
                                      -30-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                   MFS RESEARCH PORTFOLIO                      MFS VALUE PORTFOLIO
                                          ---------------------------------------    -------------------------------------
                                              2001          2000          1999          2001          2000          1999
                                          -----------    ----------    ----------    ----------    ----------   ----------
INVESTMENT INCOME:
  Dividends ...........................   $       223    $       --    $       --    $        9    $        9   $       --
                                          -----------    ----------    ----------    ----------    ----------   ----------

EXPENSES:
  Insurance charges ...................         1,527           570            23             5             3           --
                                          -----------    ----------    ----------    ----------    ----------   ----------

        Net investment income (loss) ..        (1,304)         (570)          (23)            4             6           --
                                          -----------    ----------    ----------    ----------    ----------   ----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
      Realized gain distribution ......        35,189         1,025            --             9             9           --
      Realized gain (loss) on sale of
        investments ...................       (38,721)        8,342             6            --            --           --
                                          -----------    ----------    ----------    ----------    ----------   ----------

        Realized gain (loss) ..........        (3,532)        9,367             6             9             9           --
                                          -----------    ----------    ----------    ----------    ----------   ----------

      Change in unrealized gain (loss)
        on investments ................      (114,382)      (50,054)        4,553            (7)          147           --
                                          -----------    ----------    ----------    ----------    ----------   ----------

  Net increase (decrease) in net assets
    resulting from operations .........   $  (119,218)   $  (41,257)   $    4,536    $        6    $      162   $       --
                                          ===========    ==========    ==========    ==========    ==========   ==========

                        See Notes to Financial Statements
                                      -31-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

    SOCIAL AWARENESS STOCK PORTFOLIO           STRATEGIC STOCK PORTFOLIO
  ------------------------------------   ------------------------------------
     2001         2000         1999         2001        2000          1999
  ---------    ---------    ----------   ---------    ---------    ----------
  $   1,908    $       6    $       --   $      21    $   3,443    $       --
  ---------    ---------    ----------   ---------    ---------    ----------

        782          296            --           5          265            --
  ---------    ---------    ----------   ---------    ---------    ----------

      1,126         (290)           --          16        3,178            --
  ---------    ---------    ----------   ---------    ---------    ----------

         --           12            --           9       12,074            --
    (20,626)       1,177            --        (495)      (5,808)           --
  ---------    ---------    ----------   ---------    ---------    ----------

    (20,626)       1,189            --        (486)       6,266            --
  ---------    ---------    ----------   ---------    ---------    ----------

    (30,420)          (1)           --        (111)         111            --
  ---------    ---------    ----------   ---------    ---------    ----------

  $ (49,920)   $     898    $       --   $    (581)   $   9,555    $       --
  =========    =========    ==========   =========    =========    ==========

                        See Notes to Financial Statements
                                      -32-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                              TRAVELERS QUALITY BOND PORTFOLIO       U.S. GOVERNMENT SECURITIES PORTFOLIO
                                            -------------------------------------    -------------------------------------
                                                2001         2000         1999          2001          2000         1999
                                            -----------    ---------   ----------    ----------    ----------    ---------
INVESTMENT INCOME:
    Dividends ...........................   $   400,975    $      --   $       --    $  173,295    $   64,814    $      --
                                            -----------    ---------   ----------    ----------    ----------    ---------

  EXPENSES:
    Insurance charges ...................        30,354           --           --        22,774        16,205           40
                                            -----------    ---------   ----------    ----------    ----------    ---------

        Net investment income (loss) ....       370,621           --           --       150,521        48,609          (40)
                                            -----------    ---------   ----------    ----------    ----------    ---------

  REALIZED GAIN (LOSS) AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS:
      Realized gain distribution ........            --           --           --           --             --           --
      Realized gain (loss) on sale of
        investments .....................        10,749           --           --       261,091        69,376           (2)
                                            -----------    ---------   ----------    ----------    ----------    ---------

        Realized gain (loss) ............        10,749           --           --       261,091        69,376           (2)
                                            -----------    ---------   ----------    ----------    ----------    ---------

      Change in unrealized gain (loss)
        on investments ..................      (182,500)          --           --      (268,432)      327,513       (1,085)
                                            -----------    ---------   ----------    ----------    ----------    ---------

    Net increase (decrease) in net assets
        resulting from operations .......   $   198,870    $      --   $       --    $  143,180    $  445,498    $  (1,127)
                                            ===========    =========   ==========    ==========    ==========    =========

                        See Notes to Financial Statements
                                      -33-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                      STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

          UTILITIES PORTFOLIO               AIM CAPITAL APPRECIATION PORTFOLIO
--------------------------------------   --------------------------------------
    2001         2000          1999          2001          2000         1999
    ----         ----          ----          ----          ----         ----

$     9,957   $    5,637   $        --   $        --   $        --   $       --
-----------   ----------   -----------   -----------   -----------   ----------

      2,310          702            22        21,427        10,997          751
-----------   ----------   -----------   -----------   -----------   ----------

      7,647        4,935           (22)      (21,427)      (10,997)        (751)
-----------   ----------   -----------   -----------   -----------   ----------

     25,319          363            --     1,341,963        55,256           --
      8,042        3,311            (6)   (1,073,359)       40,680          305
-----------   ----------   -----------   -----------   -----------   ----------

     33,361        3,674            (6)      268,604        95,936          305
-----------   ----------   -----------   -----------   -----------   ----------

   (168,358)      26,657        (1,019)   (1,760,001)     (603,424)     219,664
-----------   ----------   -----------   -----------   -----------   ----------

$  (127,350)  $   35,266   $    (1,047)  $(1,512,824)  $  (518,485)  $  219,218
===========   ==========   ===========   ===========   ===========   ==========

                        See Notes to Financial Statements
                                      -34-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                           ALLIANCE GROWTH PORTFOLIO               MFS TOTAL RETURN PORTFOLIO
                                                     --------------------------------------   -----------------------------------
                                                          2001         2000         1999         2001         2000        1999
                                                          ----         ----         ----         ----         ----        ----
INVESTMENT INCOME:
  Dividends .......................................  $     18,845   $    5,704   $       --   $  221,678   $   46,640  $       --
                                                     ------------   ----------   ----------   ----------   ----------  ----------

EXPENSES:
  Insurance charges ...............................        39,799       30,804        3,288       31,727        9,410         909
                                                     ------------   ----------   ----------   ----------   ----------  ----------

    Net investment income (loss) ..................       (20,954)     (25,100)      (3,288)     189,951       37,230        (909)
                                                     ------------   ----------   ----------   ----------   ----------  ----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ....................     1,390,692      500,764           --      275,867       57,661          --
    Realized gain (loss) on sale of investments ...    (1,554,855)      99,693        1,183      (16,857)      30,568          40
                                                     ------------   ----------   ----------   ----------   ----------  ----------

      Realized gain (loss) ........................      (164,163)     600,457        1,183      259,010       88,229          40
                                                     ------------   ----------   ----------   ----------   ----------  ----------

    Change in unrealized gain (loss)
      on investments ..............................    (1,308,934)  (2,173,390)     710,415     (371,283)     242,377      17,622
                                                     ------------   ----------   ----------   ----------   ----------  ----------

  Net increase (decrease) in net assets
    resulting from operations .....................  $ (1,494,051)  $(1,598,033) $  708,310   $   77,678   $  367,836  $   16,753
                                                     ============   ==========   ==========   ==========   ==========  ==========

                        See Notes to Financial Statements
                                      -35-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                      STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                           SMITH BARNEY INTERNATIONAL ALL CAP
  PUTNAM DIVERSIFIED INCOME PORTFOLIO               GROWTH PORTFOLIO
--------------------------------------   --------------------------------------
     2001         2000          1999          2001          2000         1999
     ----         ----          ----          ----          ----         ----

$    33,334   $   10,368   $        --   $        --   $     5,058   $       --
-----------   ----------   -----------   -----------   -----------   ----------

      1,818          641            40         9,318         4,204           67
-----------   ----------   -----------   -----------   -----------   ----------

     31,516        9,727           (40)       (9,318)          854          (67)
-----------   ----------   -----------   -----------   -----------   ----------

         --           --            --            --            --           --

     (1,828)        (641)           --      (403,234)       (1,043)          19
-----------   ----------   -----------   -----------   -----------   ----------

     (1,828)        (641)           --      (403,234)       (1,043)          19
-----------   ----------   -----------   -----------   -----------   ----------

    (13,587)      (7,240)          606      (449,627)     (312,417)      32,301
-----------   ----------   -----------   -----------   -----------   ----------

$    16,101   $    1,846   $       566   $  (862,179)  $  (312,606)  $   32,253
===========   ==========   ===========   ===========   ===========   ==========

                        See Notes to Financial Statements
                                      -36-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                                   SMITH BARNEY
                                                      LARGE CAPITALIZATION GROWTH PORTFOLIO      VAN KAMPEN ENTERPRISE PORTFOLIO
                                                     --------------------------------------   ------------------------------------
                                                          2001         2000         1999         2001         2000        1999
                                                          ----         ----         ----         ----         ----        ----
INVESTMENT INCOME:
  Dividends .......................................  $         --   $      118   $      198   $       --   $       20  $       --
                                                     ------------   ----------   ----------   ----------   ----------  ----------

EXPENSES:
  Insurance charges ...............................         3,639        2,381          164        4,004        1,889          48
                                                     ------------   ----------   ----------   ----------   ----------  ----------

    Net investment income (loss) ..................        (3,639)      (2,263)          34       (4,004)      (1,869)        (48)
                                                     ------------   ----------   ----------   ----------   ----------  ----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ....................            --          936          483      349,962       54,210          --
    Realized gain (loss) on sale of investments ...       (92,600)      36,708           66     (313,309)        (853)         18
                                                     ------------   ----------   ----------   ----------   ----------  ----------

      Realized gain (loss) ........................       (92,600)      37,644          549       36,653       53,357          18
                                                     ------------   ----------   ----------   ----------   ----------  ----------

    Change in unrealized gain (loss)
      on investments ..............................       (49,742)     (64,855)      21,194     (208,231)    (138,216)     10,888
                                                     ------------   ----------   ----------   ----------   ----------  ----------

  Net increase (decrease) in net assets
    resulting from operations .....................  $   (145,981)  $  (29,474)  $   21,777   $ (175,582)  $  (86,728) $   10,858
                                                     ============   ==========   ==========   ==========   ==========  ==========

                        See Notes to Financial Statements
                                      -37-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                      STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                 CONTRAFUND(R)PORTFOLIO -
ASSET MANAGER PORTFOLIO - INITIAL CLASS               SERVICE CLASS 2
---------------------------------------   --------------------------------------
    2001          2000          1999          2001          2000         1999
    ----          ----          ----          ----          ----         ----

$    70,783   $    12,503   $        --   $     1,839   $        --   $       --
-----------   -----------   -----------   -----------   -----------   ----------

      8,889         6,408           159           700            68           --
-----------   -----------   -----------   -----------   -----------   ----------

     61,894         6,095          (159)        1,139           (68)          --
-----------   -----------   -----------   -----------   -----------   ----------

     26,544        29,458            --         6,895            --           --
    (92,752)       (2,298)           23       (11,511)          (54)          --
-----------   -----------   -----------   -----------   -----------   ----------

    (66,208)       27,160            23        (4,616)          (54)          --
-----------   -----------   -----------   -----------   -----------   ----------

    (88,687)      (69,015)       14,015       (17,189)          330           --
-----------   -----------   -----------   -----------   -----------   ----------

$   (93,001)  $   (35,760)  $    13,879   $   (20,666)  $       208   $       --
===========   ===========   ===========   ===========   ===========   ==========

                        See Notes to Financial Statements
                                      -38-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                     MID CAP PORTFOLIO - SERVICE CLASS 2                    COMBINED
                                                     -----------------------------------  ----------------------------------------
                                                        2001         2000        1999          2001           2000         1999
                                                        ----         ----        ----          ----           ----         ----
INVESTMENT INCOME:
  Dividends .......................................  $       --   $       --  $       --  $  5,310,060   $  2,006,912   $  169,062
                                                     ----------   ----------  ----------  ------------   ------------   ----------

EXPENSES:
  Insurance charges ...............................           3           --          --       903,324        471,603       37,853
                                                     ----------   ----------  ----------  ------------   ------------   ----------

    Net investment income (loss) ..................          (3)          --          --     4,406,736      1,535,309      131,209
                                                     ----------   ----------  ----------  ------------   ------------   ----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ....................          --           --          --     8,211,810      3,909,537      252,168
    Realized gain (loss) on sale of investments ...          --           --          --   (18,234,722)       730,797        8,226
                                                     ----------   ----------  ----------  ------------   ------------   ----------

      Realized gain (loss) ........................          --           --          --   (10,022,912)     4,640,334      260,394
                                                     ----------   ----------  ----------  ------------   ------------   ----------

    Change in unrealized gain (loss)
      on investments ..............................         781           --          --   (19,154,253)   (17,006,481)   5,173,578
                                                     ----------   ----------  ----------  ------------   ------------   ----------

  Net increase (decrease) in net assets
    resulting from operations .....................  $      778   $       --  $       --  $(24,770,429)  $(10,830,838)  $5,565,181
                                                     ==========   ==========  ==========  ============   ============   ==========

                        See Notes to Financial Statements
                                      -39-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF CHANGES IN NET ASSETS
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                         CAPITAL APPRECIATION FUND                 HIGH YIELD BOND TRUST
                                                 ----------------------------------------   ------------------------------------
                                                      2001          2000          1999         2001         2000         1999
                                                      ----          ----          ----         ----         ----         ----
OPERATIONS:
  Net investment income (loss) ................  $     13,397   $   (76,586)  $    (6,182)  $  428,040   $  193,262   $     (919)
  Realized gain (loss) ........................    (5,203,654)      905,872         3,070       24,305       (8,726)          23
  Change in unrealized gain (loss)
    on investments ............................    (2,761,891)   (6,259,175)    1,652,031      122,123     (190,711)      13,145
                                                 ------------   -----------   -----------   ----------   ----------   ----------

    Net increase (decrease) in net assets
      resulting from operations ...............    (7,952,148)   (5,429,889)    1,648,919      574,468       (6,175)      12,249
                                                 ------------   -----------   -----------   ----------   ----------   ----------

UNIT TRANSACTIONS:
  Participant purchase payments ...............    21,854,470    18,974,365     8,458,556    5,171,418    2,975,593    1,378,638
  Participant transfers from other
    Travelers accounts ........................    11,682,824     7,868,402       169,647    6,119,644    1,114,989           --
  Contract surrenders .........................    (4,535,717)     (665,175)      (65,123)  (1,407,368)    (100,333)      (9,473)
  Participant transfers to other
    Travelers accounts ........................   (17,976,303)   (7,856,250)           --   (5,130,391)    (965,126)          --
  Other payments to participants ..............       (13,938)      (10,332)           --       (5,474)      (2,407)          --
                                                 ------------   -----------   -----------   ----------   ----------   ----------

    Net increase (decrease) in net assets
      resulting from unit transactions ........    11,011,336    18,311,010     8,563,080    4,747,829    3,022,716    1,369,165
                                                 ------------   -----------   -----------   ----------   ----------   ----------

      Net increase (decrease) in net assets ...     3,059,188    12,881,121    10,211,999    5,322,297    3,016,541    1,381,414

NET ASSETS:
    Beginning of year .........................    23,093,120    10,211,999            --    4,397,955    1,381,414           --
                                                 ------------   -----------   -----------   ----------   ----------   ----------
    End of year ...............................  $ 26,152,308   $23,093,120   $10,211,999   $9,720,252   $4,397,955   $1,381,414
                                                 ============   ===========   ===========   ==========   ==========   ==========

                        See Notes to Financial Statements
                                      -40-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                            MONEY MARKET PORTFOLIO                  AMERICAN CENTURY ULTRA FUND
                                                  ------------------------------------------    -----------------------------------
                                                       2001           2000           1999          2001          2000        1999
                                                       ----           ----           ----          ----          ----        ----
OPERATIONS:
  Net investment income (loss) ................   $  1,684,458    $ 1,069,605    $   120,655    $   (2,037)   $      --   $      --
  Realized gain (loss) ........................             --             --             --        (3,209)          --          --
  Change in unrealized gain (loss)
    on investments ............................             --             --             --       (92,394)          --          --
                                                  ------------    -----------    -----------    ----------    ---------   ---------

    Net increase (decrease) in net assets
      resulting from operations ...............      1,684,458      1,069,605        120,655       (97,640)          --          --
                                                  ------------    -----------    -----------    ----------    ---------   ---------

UNIT TRANSACTIONS:
  Participant purchase payments ...............     62,162,001     21,705,836     17,920,543            --           --          --
  Participant transfers from other
    Travelers accounts ........................     45,217,239     13,728,311             --     2,796,996           --          --
  Contract surrenders .........................     (5,344,131)      (571,580)      (140,370)      (22,697)          --          --
  Participant transfers to other
    Travelers accounts ........................    (46,470,916)   (24,907,814)      (839,753)      (70,985)          --          --
  Other payments to participants ..............        (12,014)        (3,473)            --            --           --          --
                                                  ------------    -----------    -----------    ----------    ---------   ---------

    Net increase (decrease) in net assets
      resulting from unit transactions ........     55,552,179      9,951,280     16,940,420     2,703,314           --          --
                                                  ------------    -----------    -----------    ----------    ---------   ---------

      Net increase (decrease) in net assets ...     57,236,637     11,020,885     17,061,075     2,605,674           --          --

NET ASSETS:
    Beginning of year .........................     28,081,960     17,061,075             --            --           --          --
                                                  ------------    -----------    -----------    ----------    ---------   ---------
    End of year ...............................   $ 85,318,597    $28,081,960    $17,061,075    $2,605,674    $      --   $      --
                                                  ============    ===========    ===========    ==========    =========   =========

                        See Notes to Financial Statements
                                      -41-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

   CITISTREET DIVERSIFIED BOND FUND           INTERMEDIATE-TERM BOND FUND
--------------------------------------   --------------------------------------
    2001         2000          1999          2001          2000         1999
-----------   ----------   -----------   -----------   -----------   ----------

$    64,764   $       --   $        --   $   940,490   $   171,351   $   (1,589)
     (1,769)          --            --      (661,667)      (17,138)          19

      8,081           --            --       (91,614)       84,776        6,837
-----------   ----------   -----------   -----------   -----------   ----------

     71,076           --            --       187,209       238,989        5,267
-----------   ----------   -----------   -----------   -----------   ----------

    774,486           --            --     3,796,829     3,896,097    2,316,200

 15,791,603           --            --     4,951,410     1,751,909        8,482
    (77,035)          --            --      (829,909)     (118,124)     (15,950)

(14,044,521)          --            --   (13,695,045)   (2,493,364)          --
         --           --            --            --            --           --
-----------   ----------   -----------   -----------   -----------   ----------

  2,444,533           --            --    (5,776,715)    3,036,518    2,308,732
-----------   ----------   -----------   -----------   -----------   ----------

  2,515,609           --            --    (5,589,506)    3,275,507    2,313,999

         --           --            --     5,589,506     2,313,999           --
-----------   ----------   -----------   -----------   -----------   ----------
$ 2,515,609   $       --   $        --   $        --   $ 5,589,506   $2,313,999
===========   ==========   ===========   ===========   ===========   ==========

                        See Notes to Financial Statements
                                      -42-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                             CREDIT SUISSE TRUST
                                                           EMERGING MARKETS PORTFOLIO                       REIT SERIES
                                                  ------------------------------------------    ------------------------------------
                                                       2001           2000           1999          2001         2000         1999
                                                       ----           ----           ----          ----         ----         ----
OPERATIONS:
  Net investment income (loss) ................   $     (4,595)   $    (3,551)   $       403    $   29,219    $   1,895    $      --
  Realized gain (loss) ........................       (169,700)        42,439          8,021       139,000        1,399           --
  Change in unrealized gain (loss)
    on investments ............................         56,701       (345,191)        34,585       116,482       15,310           --
                                                  ------------    -----------    -----------    ----------    ---------    ---------

    Net increase (decrease) in net assets
      resulting from operations ...............       (117,594)      (306,303)        43,009       284,701       18,604           --
                                                  ------------    -----------    -----------    ----------    ---------    ---------

UNIT TRANSACTIONS:
  Participant purchase payments ...............        315,130      1,522,924        224,692     3,160,689       44,969           --
  Participant transfers from other
    Travelers accounts ........................        235,529        653,233             --     2,418,586      306,900           --
  Contract surrenders .........................        (62,341)       (30,428)        (1,832)      (40,147)        (789)          --
  Participant transfers to other
    Travelers accounts ........................       (452,329)    (1,037,427)            --    (3,891,887)     (81,280)          --
  Other payments to participants ..............             --             --             --            --           --           --
                                                  ------------    -----------    -----------    ----------    ---------    ---------

    Net increase (decrease) in net assets
      resulting from unit transactions ........         35,989      1,108,302        222,860     1,647,241      269,800           --
                                                  ------------    -----------    -----------    ----------    ---------    ---------

      Net increase (decrease) in net assets ...        (81,605)       801,999        265,869     1,931,942      288,404           --

NET ASSETS:
    Beginning of year .........................      1,067,868        265,869             --       288,404           --           --
                                                  ------------    -----------    -----------    ----------    ---------    ---------
    End of year ...............................   $    986,263    $ 1,067,868    $   265,869    $2,220,346    $ 288,404    $      --
                                                  ============    ===========    ===========    ==========    =========    =========

                        See Notes to Financial Statements
                                      -43-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

        SMALL CAP VALUE SERIES                  EAFE(R) EQUITY INDEX FUND
--------------------------------------   --------------------------------------
    2001         2000          1999          2001          2000         1999
    ----         ----          ----          ----          ----         ----

$     2,437   $      262   $        --   $   (13,046)  $    (5,627)  $    2,867
     47,153       13,780            --      (335,116)       13,184        5,554

     68,636       30,650            --      (846,019)     (206,158)       9,008
-----------   ----------   -----------   -----------   -----------   ----------

    118,226       44,692            --    (1,194,181)     (198,601)      17,429
-----------   ----------   -----------   -----------   -----------   ----------

  1,274,655      845,409            --     1,797,822     1,609,391      179,571

  1,092,053      572,654            --     4,949,976     4,266,803           --
   (435,937)      (9,129)           --      (470,297)      (47,861)      (1,427)

   (739,297)    (986,191)           --    (2,604,337)   (2,650,543)          --
         --         (926)           --            --        (4,617)          --
-----------   ----------   -----------   -----------   -----------   ----------

  1,191,474      421,817            --     3,673,164     3,173,173      178,144
-----------   ----------   -----------   -----------   -----------   ----------

  1,309,700      466,509            --     2,478,983     2,974,572      195,573

    466,509           --            --     3,170,145       195,573           --
-----------   ----------   -----------   -----------   -----------   ----------
$ 1,776,209   $  466,509   $        --   $ 5,649,128   $ 3,170,145   $  195,573
===========   ==========   ===========   ===========   ===========   ==========

                        See Notes to Financial Statements
                                      -44-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                                                                      APPRECIATION PORTFOLIO -
                                                              SMALL CAP INDEX FUND                         INITIAL CLASS
                                                 ------------------------------------------    ------------------------------------
                                                      2001           2000           1999          2001         2000         1999
                                                      ----           ----           ----          ----         ----         ----
OPERATIONS:
  Net investment income (loss) ................  $     22,671    $    (9,608)   $     9,982    $   19,979    $     811    $     694
  Realized gain (loss) ........................       270,632         44,107         30,789        17,670       15,429          546
  Change in unrealized gain (loss)
    on investments ............................        47,599       (254,149)        96,961       (11,963)     (16,135)       4,597
                                                 ------------    -----------    -----------    ----------    ---------    ---------

    Net increase (decrease) in net assets
      resulting from operations ...............       340,902       (219,650)       137,732        25,686          105        5,837
                                                 ------------    -----------    -----------    ----------    ---------    ---------

UNIT TRANSACTIONS:
  Participant purchase payments ...............     3,552,637      2,060,949      1,066,449     1,271,427      623,829      180,492
  Participant transfers from other
    Travelers accounts ........................     3,396,161      1,997,180             --     2,630,786      251,651           --
  Contract surrenders .........................      (713,487)       (71,499)        (7,470)      (81,364)     (14,082)      (2,770)
  Participant transfers to other
    Travelers accounts ........................    (3,117,847)      (916,341)            --      (865,346)    (699,103)          --
  Other payments to participants ..............        (5,623)            --             --            --           --           --
                                                 ------------    -----------    -----------    ----------    ---------    ---------

    Net increase (decrease) in net assets
      resulting from unit transactions ........     3,111,841      3,070,289      1,058,979     2,955,503      162,295      177,722
                                                 ------------    -----------    -----------    ----------    ---------    ---------

      Net increase (decrease) in net assets ...     3,452,743      2,850,639      1,196,711     2,981,189      162,400      183,559

NET ASSETS:
    Beginning of year .........................     4,047,350      1,196,711             --       345,959      183,559           --
                                                 ------------    -----------    -----------    ----------    ---------    ---------
    End of year ...............................  $  7,500,093    $ 4,047,350    $ 1,196,711    $3,327,148    $ 345,959    $ 183,559
                                                 ============    ===========    ===========    ==========    =========    =========

                        See Notes to Financial Statements
                                      -45-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

  SMALL CAP PORTFOLIO - INITIAL CLASS        FRANKLIN SMALL CAP FUND - CLASS 2
---------------------------------------   --------------------------------------
    2001          2000          1999          2001          2000         1999
    ----          ----          ----          ----          ----         ----

$     2,707   $     1,886   $      (152)  $       434   $        (3)  $       --
   (330,245)      984,047            28       (18,621)           --           --

    (16,829)     (896,015)       34,840       (12,248)         (160)          --
-----------   -----------   -----------   -----------   -----------   ----------

   (344,367)       89,918        34,716       (30,435)         (163)          --
-----------   -----------   -----------   -----------   -----------   ----------

  3,355,329     1,244,437       210,214       561,185         1,000           --

  7,348,925     1,430,243       152,682     1,646,350            --           --
   (234,638)      (41,263)       (2,569)       (7,697)           --           --

 (6,612,963)     (992,339)           --      (999,211)           --           --
         --            --            --            --            --           --
-----------   -----------   -----------   -----------   -----------   ----------

  3,856,653     1,641,078       360,327     1,200,627         1,000           --
-----------   -----------   -----------   -----------   -----------   ----------

  3,512,286     1,730,996       395,043     1,170,192           837           --

  2,126,039       395,043            --           837            --           --
-----------   -----------   -----------   -----------   -----------   ----------
$ 5,638,325   $ 2,126,039   $   395,043   $ 1,171,029   $       837   $       --
===========   ===========   ===========   ===========   ===========   ==========

                        See Notes to Financial Statements
                                      -46-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                                                                     EQUITY INDEX PORTFOLIO -
                                                   DIVERSIFIED STRATEGIC INCOME PORTFOLIO                CLASS I SHARES
                                                 ------------------------------------------   ------------------------------------
                                                      2001           2000          1999          2001         2000         1999
                                                      ----           ----          ----          ----         ----         ----
OPERATIONS:
  Net investment income (loss) ................  $     44,166    $    21,445   $        --   $   116,096   $    11,630  $   (1,832)
  Realized gain (loss) ........................       (14,282)        (9,391)           --    (1,273,405)       92,468         379
  Change in unrealized gain (loss)
    on investments ............................       (16,937)        (3,133)           --    (1,186,734)   (1,054,210)    217,271
                                                 ------------    -----------   -----------   -----------   -----------  ----------

    Net increase (decrease) in net assets
      resulting from operations ...............        12,947          8,921            --    (2,344,043)     (950,112)    215,818
                                                 ------------    -----------   -----------   -----------   -----------  ----------

UNIT TRANSACTIONS:
  Participant purchase payments ...............       579,847        311,645            --    19,311,356     7,675,956   2,675,972
  Participant transfers from other
    Travelers accounts ........................       277,039        537,952            --     9,208,949     8,714,995     161,165
  Contract surrenders .........................      (227,523)        (7,563)           --    (3,033,083)     (363,067)    (22,024)
  Participant transfers to other
    Travelers accounts ........................      (408,052)      (493,747)           --   (15,512,165)   (3,938,900)         --
  Other payments to participants ..............            --           (874)           --        (6,430)      (19,360)         --
                                                 ------------    -----------   -----------   -----------   -----------  ----------

    Net increase (decrease) in net assets
      resulting from unit transactions ........       221,311        347,413            --     9,968,627    12,069,624   2,815,113
                                                 ------------    -----------   -----------   -----------   -----------  ----------

      Net increase (decrease) in net assets ...       234,258        356,334            --     7,624,584    11,119,512   3,030,931

NET ASSETS:
    Beginning of year .........................       356,334             --            --    14,150,443     3,030,931          --
                                                 ------------    -----------   -----------   -----------   -----------  -----------
    End of year ...............................  $    590,592    $   356,334   $        --   $21,775,027   $14,150,443  $3,030,931
                                                 ============    ===========   ===========   ===========   ==========   ==========

                        See Notes to Financial Statements
                                      -47-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                              GLOBAL TECHNOLOGY PORTFOLIO -
  BALANCED PORTFOLIO - SERVICE SHARES                  SERVICE SHARES
---------------------------------------   --------------------------------------
    2001          2000          1999          2001          2000         1999
    ----          ----          ----          ----          ----         ----

$    22,411   $        63   $        --   $     1,827   $         1   $       --
    (49,142)           29            --      (103,533)           --           --

    (41,249)         (113)           --       (48,126)         (326)          --
-----------   -----------   -----------   -----------   -----------   ----------

    (67,980)          (21)           --      (149,832)         (325)          --
-----------   -----------   -----------   -----------   -----------   ----------

  2,379,840         1,000            --       541,569         1,000           --

  2,374,896            --            --       634,650            --           --
    (44,628)           --            --        (7,216)           --           --

 (3,551,020)           --            --      (806,398)           --           --
         --            --            --            --            --           --
-----------   -----------   -----------   -----------   -----------   ----------

  1,159,088         1,000            --       362,605         1,000           --
-----------   -----------   -----------   -----------   -----------   ----------

  1,091,108           979            --       212,773           675           --

        979            --            --           675            --           --
-----------   -----------   -----------   -----------   -----------   ----------
$ 1,092,087   $       979   $        --   $   213,448   $       675   $       --
===========   ===========   ===========   ===========   ===========   ==========

                        See Notes to Financial Statements
                                      -48-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                        WORLDWIDE GROWTH PORTFOLIO -
                                                                SERVICE SHARES                            EQUITY PORTFOLIO
                                                  ------------------------------------------    ------------------------------------
                                                      2001           2000           1999           2001         2000         1999
                                                  ------------    -----------    -----------    ----------    ---------    ---------
OPERATIONS:
  Net investment income (loss) ................   $      3,850    $        58    $        --    $     (246)   $     834    $      --
  Realized gain (loss) ........................       (224,424)             7             --        (4,383)       7,159           --
  Change in unrealized gain (loss)
    on investments ............................       (500,909)        (7,706)            --       (62,371)      31,798           --
                                                  ------------    -----------    -----------    ----------    ---------    ---------

    Net increase (decrease) in net assets
      resulting from operations ...............       (721,483)        (7,641)            --       (67,000)      39,791           --
                                                  ------------    -----------    -----------    ----------    ---------    ---------

UNIT TRANSACTIONS:
  Participant purchase payments ...............      6,048,231        185,257             --     1,291,897      402,067           --
  Participant transfers from other
    Travelers accounts ........................      1,900,385             --             --       558,986    1,458,122           --
  Contract surrenders .........................        (71,359)        (1,052)            --      (447,517)     (13,852)          --
  Participant transfers to other
    Travelers accounts ........................     (3,002,211)            --             --      (411,342)  (1,484,079)          --
  Other payments to participants ..............             --             --             --            --       (1,868)          --
                                                  ------------    -----------    -----------    ----------    ---------    ---------

    Net increase (decrease) in net assets
      resulting from unit transactions ........      4,875,046        184,205             --       992,024      360,390           --
                                                  ------------    -----------    -----------    ----------    ---------    ---------

      Net increase (decrease) in net assets ...      4,153,563        176,564             --       925,024      400,181           --

NET ASSETS:
    Beginning of year .........................        176,564             --             --       400,181           --           --
                                                  ------------    -----------    -----------    ----------    ---------    ---------
    End of year ...............................   $  4,330,127    $   176,564    $        --    $1,325,205    $ 400,181    $      --
                                                  ============    ===========    ===========    ==========    =========    =========

                        See Notes to Financial Statements
                                      -49-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                          PUTNAM VT INTERNATIONAL GROWTH FUND -
      TOTAL RETURN BOND PORTFOLIO                     CLASS IB SHARES
---------------------------------------   --------------------------------------
    2001          2000          1999          2001          2000         1999
    ----          ----          ----          ----          ----         ----

$    53,792   $        --   $        --   $        (2)  $        --   $       --
     62,810            --            --            --            --           --

    (23,844)           --            --           244            --           --
-----------   -----------   -----------   -----------   -----------   ----------

     92,758            --            --           242            --           --
-----------   -----------   -----------   -----------   -----------   ----------

  1,342,884            --            --         7,645            --           --

  2,034,994            --            --         5,012            --           --
    (31,011)           --            --           (97)           --           --

    (74,596)           --            --            --            --           --
         --            --            --            --            --           --
-----------   -----------   -----------   -----------   -----------   ----------

  3,272,271            --            --        12,560            --           --
-----------   -----------   -----------   -----------   -----------   ----------

  3,365,029            --            --        12,802            --           --

         --            --            --            --            --           --
-----------   -----------   -----------   -----------   -----------   ----------
$ 3,365,029   $        --   $        --   $    12,802   $        --   $       --
===========   ===========   ===========   ===========   ===========   ==========

                        See Notes to Financial Statements
                                      -50-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                      PUTNAM VT SMALL CAP VALUE FUND -
                                                               CLASS IB SHARES                             CAPITAL FUND
                                                 ------------------------------------------    ------------------------------------
                                                     2001           2000           1999           2001         2000         1999
                                                     ----           ----           ----           ----         ----         ----
OPERATIONS:
  Net investment income (loss) ................  $         (1)   $        --    $        --    $    6,774    $   2,438    $     191
  Realized gain (loss) ........................            --             --             --        28,979       55,873        1,248
  Change in unrealized gain (loss)
    on investments ............................           215             --             --       (49,595)      10,896        1,748
                                                 ------------    -----------    -----------    ----------    ---------    ---------

    Net increase (decrease) in net assets
      resulting from operations ...............           214             --             --       (13,842)      69,207        3,187
                                                 ------------    -----------    -----------    ----------    ---------    ---------

UNIT TRANSACTIONS:
  Participant purchase payments ...............         3,035             --             --     1,736,111      349,929       44,911
  Participant transfers from other
    Travelers accounts ........................            --             --             --       795,938      589,450           --
  Contract surrenders .........................           (50)            --             --       (85,428)     (15,522)        (360)
  Participant transfers to other
    Travelers accounts ........................            --             --             --    (1,383,088)    (131,320)          --
  Other payments to participants ..............            --             --             --            --           --           --
                                                 ------------    -----------    -----------    ----------    ---------    ---------

    Net increase (decrease) in net assets
      resulting from unit transactions ........         2,985             --             --     1,063,533      792,537       44,551
                                                 ------------    -----------    -----------    ----------    ---------    ---------

      Net increase (decrease) in net assets ...         3,199             --             --     1,049,691      861,744       47,738

NET ASSETS:
    Beginning of year .........................            --             --             --       909,482       47,738           --
                                                 ------------    -----------    -----------    ----------    ---------    ---------
    End of year ...............................  $      3,199    $        --    $        --    $1,959,173    $ 909,482    $  47,738
                                                 ============    ===========    ===========    ==========    =========    =========

                        See Notes to Financial Statements
                                      -51-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

             INVESTORS FUND                         STRATEGIC BOND FUND
---------------------------------------   -------------------------------------
    2001          2000          1999          2001         2000         1999
    ----          ----          ----          ----         ----         ----

$    34,134   $    24,604   $     7,081   $    80,994   $   15,809   $      292
     (3,562)      223,125           143           842          433           --

   (593,831)      248,641        61,891        11,176       (9,367)        (217)
-----------   -----------   -----------   -----------   ----------   ----------

   (563,259)      496,370        69,115        93,012        6,875           75
-----------   -----------   -----------   -----------   ----------   ----------

  6,031,257     2,203,340     1,618,377     1,875,470      272,131        6,116

  4,023,465     2,448,664            --        91,185       51,662           --
 (1,031,505)      (99,258)      (11,287)      (24,006)      (7,810)        (229)

 (4,957,916)   (1,116,979)           --       (40,831)     (58,806)          --
     (4,860)           --            --            --           --           --
-----------   -----------   -----------   -----------   ----------   ----------

  4,060,441     3,435,767     1,607,090     1,901,818      257,177        5,887
-----------   -----------   -----------   -----------   ----------   ----------

  3,497,182     3,932,137     1,676,205     1,994,830      264,052        5,962

  5,608,342     1,676,205            --       270,014        5,962           --
-----------   -----------   -----------   -----------   ----------   ----------
$ 9,105,524   $ 5,608,342   $ 1,676,205   $ 2,264,844   $  270,014   $    5,962
===========   ===========   ===========   ===========   ==========   ==========

                        See Notes to Financial Statements
                                      -52-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                              TOTAL RETURN FUND                    STRONG MULTI CAP VALUE FUND II
                                                  ------------------------------------------    ------------------------------------
                                                      2001           2000           1999          2001         2000         1999
                                                      ----           ----           ----          ----         ----         ----
OPERATIONS:
  Net investment income (loss) ................   $         19    $       (28)   $        --    $       (4)   $       2    $      --
  Realized gain (loss) ........................             (1)         3,742             --            --           --           --
  Change in unrealized gain (loss)
    on investments ............................            (31)            (6)            --            44          101           --
                                                  ------------    -----------    -----------    ----------    ---------    ---------

    Net increase (decrease) in net assets
      resulting from operations ...............            (13)         3,708             --            40          103           --
                                                  ------------    -----------    -----------    ----------    ---------    ---------

UNIT TRANSACTIONS:
  Participant purchase payments ...............             --         92,899             --            --        1,000           --
  Participant transfers from other
    Travelers accounts ........................            590         73,185             --            --           --           --
  Contract surrenders .........................             --           (610)            --            --           --           --
  Participant transfers to other
    Travelers accounts ........................           (590)      (168,098)            --            --           --           --
  Other payments to participants ..............             --             --             --            --           --           --
                                                  ------------    -----------    -----------    ----------    ---------    ---------

    Net increase (decrease) in net assets
      resulting from unit transactions ........             --         (2,624)            --            --        1,000           --
                                                  ------------    -----------    -----------    ----------    ---------    ---------

      Net increase (decrease) in net assets ...            (13)         1,084             --            40        1,103           --

NET ASSETS:
    Beginning of year .........................          1,084             --             --         1,103           --           --
                                                  ------------    -----------    -----------    ----------    ---------    ---------
    End of year ...............................   $      1,071    $     1,084    $        --    $    1,143    $   1,103    $      --
                                                  ============    ===========    ===========    ==========    =========    =========

                        See Notes to Financial Statements
                                      -53-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

MONTGOMERY VARIABLE SERIES: GROWTH FUND        CONVERTIBLE BOND PORTFOLIO
--------------------------------------   --------------------------------------
    2001         2000          1999          2001          2000         1999
    ----         ----          ----          ----          ----         ----

$        15   $      (38)  $        --   $    57,314   $     3,321   $      (23)
     (3,154)       7,226            --        (6,522)       17,817            3

      1,000       (1,339)           --      (218,338)       (5,592)       2,532
-----------   ----------   -----------   -----------   -----------   ----------

     (2,139)       5,849            --      (167,546)       15,546        2,512
-----------   ----------   -----------   -----------   -----------   ----------

     11,257       15,023            --       902,527       195,281       44,895

      1,534       81,397            --     6,061,941       665,540           --
       (357)        (424)           --    (1,257,307)       (7,652)        (354)

    (17,993)     (93,397)           --    (3,367,092)     (130,355)          --
         --           --            --            --            --           --
-----------   ----------   -----------   -----------   -----------   ----------

     (5,559)       2,599            --     2,340,069       722,814       44,541
-----------   ----------   -----------   -----------   -----------   ----------

     (7,698)       8,448            --     2,172,523       738,360       47,053

      8,448           --            --       785,413        47,053           --
-----------   ----------   -----------   -----------   -----------   ----------
$       750   $    8,448   $        --   $ 2,957,936   $   785,413   $   47,053
===========   ==========   ===========   ===========   ===========   ==========

                       See Notes to Financial Statements
                                      -54-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                     DISCIPLINED MID CAP STOCK PORTFOLIO       DISCIPLINED SMALL CAP STOCK PORTFOLIO
                                                  ------------------------------------------   -------------------------------------
                                                       2001           2000           1999          2001         2000         1999
                                                       ----           ----           ----          ----         ----         ----
OPERATIONS:
  Net investment income (loss) ................   $     10,104    $      (517)   $       (23)   $     (139)   $      (5)   $      --
  Realized gain (loss) ........................        318,719         11,625              7      (176,393)         870           --
  Change in unrealized gain (loss)
    on investments ............................       (197,112)         5,933          3,607           (68)          68           --
                                                  ------------    -----------    -----------    ----------    ---------    ---------

    Net increase (decrease) in net assets
      resulting from operations ...............        131,711         17,041          3,591      (176,600)         933           --
                                                  ------------    -----------    -----------    ----------    ---------    ---------

UNIT TRANSACTIONS:
  Participant purchase payments ...............      1,203,461        246,504         44,902       862,159       42,327           --
  Participant transfers from other
    Travelers accounts ........................      9,365,805        561,713             --     1,201,867           60           --
  Contract surrenders .........................       (145,851)        (4,280)          (359)      (13,935)        (163)          --
  Participant transfers to other
    Travelers accounts ........................     (6,716,443)      (382,483)            --    (1,874,526)     (42,122)          --
  Other payments to participants ..............             --             --             --            --           --           --
                                                  ------------    -----------    -----------    ----------    ---------    ---------

    Net increase (decrease) in net assets
      resulting from unit transactions ........      3,706,972        421,454         44,543       175,565          102           --
                                                  ------------    -----------    -----------    ----------    ---------    ---------

      Net increase (decrease) in net assets ...      3,838,683        438,495         48,134        (1,035)       1,035           --

NET ASSETS:
    Beginning of year .........................        486,629         48,134             --         1,035           --           --
                                                  ------------    -----------    -----------    ----------    ---------    ---------
    End of year ...............................   $  4,325,312    $   486,629    $    48,134    $       --    $   1,035    $      --
                                                  ============    ===========    ===========    ==========    =========    =========

                        See Notes to Financial Statements
                                      -55-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

        EQUITY INCOME PORTFOLIO           JURIKA & VOYLES CORE EQUITY PORTFOLIO
---------------------------------------   --------------------------------------
    2001          2000          1999          2001          2000         1999
    ----          ----          ----          ----          ----         ----

$    87,436   $    30,729   $     8,930   $         8   $         1   $       --
     13,528       (18,037)       76,635          (114)           36           --

   (508,162)      262,217       (24,910)          (90)           90           --
-----------   -----------   -----------   -----------   -----------   ----------

   (407,198)      274,909        60,655          (196)          127           --
-----------   -----------   -----------   -----------   -----------   ----------

  7,060,405     2,163,724     1,451,441          (931)        1,000           --

  5,790,763     1,415,418        25,448            --            --           --
   (972,975)      (79,300)      (10,032)           --            --           --

 (4,287,800)   (1,112,440)           --            --            --           --
     (6,429)           --            --            --            --           --
-----------   -----------   -----------   -----------   -----------   ----------

  7,583,964     2,387,402     1,466,857          (931)        1,000           --
-----------   -----------   -----------   -----------   -----------   ----------

  7,176,766     2,662,311     1,527,512        (1,127)        1,127           --

  4,189,823     1,527,512            --         1,127            --           --
-----------   -----------   -----------   -----------   -----------   ----------
$11,366,589   $ 4,189,823   $ 1,527,512   $        --   $     1,127   $       --
===========   ===========   ===========   ===========   ===========   ==========

                        See Notes to Financial Statements
                                      -56-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                            LARGE CAP PORTFOLIO              LAZARD INTERNATIONAL STOCK PORTFOLIO
                                                 ----------------------------------------   --------------------------------------
                                                      2001          2000          1999         2001          2000          1999
                                                      ----          ----          ----         ----          ----          ----
OPERATIONS:
  Net investment income (loss) ................  $     17,444   $   (10,324)  $     1,775   $  (16,181)  $    68,242   $    (2,310)
  Realized gain (loss) ........................      (954,454)      498,979       129,677     (361,373)       77,646           239
  Change in unrealized gain (loss)
    on investments ............................      (717,512)   (1,554,606)      199,401   (1,676,657)     (637,810)      253,882
                                                 ------------   -----------   -----------   ----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations ...............    (1,654,522)   (1,065,951)      330,853   (2,054,211)     (491,922)      251,811
                                                 ------------   -----------   -----------   ----------   -----------   -----------

UNIT TRANSACTIONS:
  Participant purchase payments ...............     5,668,939     5,693,341     2,830,134    5,565,665     4,925,746     3,346,754
  Participant transfers from other
    Travelers accounts ........................     4,693,987     1,175,843            --    2,653,543       428,706            --
  Contract surrenders .........................    (1,530,368)     (185,602)      (20,116)  (1,150,361)     (158,755)      (23,359)
  Participant transfers to other
    Travelers accounts ........................    (4,276,028)     (717,380)           --   (3,930,487)   (1,704,884)           --
  Other payments to participants ..............        (5,781)           --            --       (5,329)           --            --
                                                 ------------   -----------   -----------   ----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ........     4,550,749     5,966,202     2,810,018    3,133,031     3,490,813     3,323,395
                                                 ------------   -----------   -----------   ----------   -----------   -----------

      Net increase (decrease) in net assets ...     2,896,227     4,900,251     3,140,871    1,078,820     2,998,891     3,575,206

NET ASSETS:
    Beginning of year .........................     8,041,122     3,140,871            --    6,574,097     3,575,206            --
                                                 ------------   -----------   -----------   ----------   -----------   -----------
    End of year ...............................  $ 10,937,349   $ 8,041,122   $ 3,140,871   $7,652,917   $ 6,574,097   $ 3,575,206
                                                 ============   ===========   ===========   ==========   ===========   ===========

                        See Notes to Financial Statements
                                      -57-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

     MFS EMERGING GROWTH PORTFOLIO             MFS MID CAP GROWTH PORTFOLIO
---------------------------------------   -------------------------------------
    2001          2000          1999          2001          2000        1999
    ----          ----          ----          ----          ----        ----

$   (47,959)  $   (43,794)  $    (3,268)  $    (7,820)  $    (2,336)  $     (50)
 (1,131,126)      626,335         1,845       (28,885)       59,073          33

 (4,413,131)   (3,280,642)    1,558,597      (468,189)     (152,940)     18,618
-----------   -----------   -----------   -----------   -----------   ---------

 (5,592,216)   (2,698,101)    1,557,174      (504,894)      (96,203)     18,601
-----------   -----------   -----------   -----------   -----------   ---------

  8,652,882    11,180,153     4,450,651     4,522,882       794,617      89,835

  7,862,694     2,983,786            --       889,201     1,000,439          --
 (2,015,926)     (344,818)      (33,576)     (110,526)      (21,658)       (734)

 (8,495,448)   (4,463,762)           --    (3,866,560)     (444,027)         --
     (8,015)           --            --            --            --          --
-----------   -----------   -----------   -----------   -----------   ---------

  5,996,187     9,355,359     4,417,075     1,434,997     1,329,371      89,101
-----------   -----------   -----------   -----------   -----------   ---------

    403,971     6,657,258     5,974,249       930,103     1,233,168     107,702

 12,631,507     5,974,249            --     1,340,870       107,702          --
-----------   -----------   -----------   -----------   -----------   ---------
$13,035,478   $12,631,507   $ 5,974,249   $ 2,270,973   $ 1,340,870   $ 107,702
===========   ===========   ===========   ===========   ===========   =========

                        See Notes to Financial Statements
                                      -58-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                           MFS RESEARCH PORTFOLIO                    MFS VALUE PORTFOLIO
                                                 ----------------------------------------   --------------------------------------
                                                      2001          2000          1999         2001          2000          1999
                                                 ------------   -----------   -----------   ----------   -----------   -----------
OPERATIONS:
  Net investment income (loss) ................  $     (1,304)  $      (570)  $       (23)  $        4   $         6   $        --
  Realized gain (loss) ........................        (3,532)        9,367             6            9             9            --
  Change in unrealized gain (loss)
    on investments ............................      (114,382)      (50,054)        4,553           (7)          147            --
                                                 ------------   -----------   -----------   ----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations ...............      (119,218)      (41,257)        4,536            6           162            --
                                                 ------------   -----------   -----------   ----------   -----------   -----------

UNIT TRANSACTIONS:
  Participant purchase payments ...............       281,170       296,103        44,914           --         1,000            --
  Participant transfers from other
    Travelers accounts ........................       111,432       342,361            --           --            --            --
  Contract surrenders .........................       (21,044)       (7,195)         (358)          --            --            --
  Participant transfers to other
    Travelers accounts ........................      (103,021)     (299,311)           --           --            --            --
  Other payments to participants ..............            --            --            --           --            --            --
                                                 ------------   -----------   -----------   ----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ........       268,537       331,958        44,556           --         1,000            --
                                                 ------------   -----------   -----------   ----------   -----------   -----------

      Net increase (decrease) in net assets ...       149,319       290,701        49,092            6         1,162            --

NET ASSETS:
    Beginning of year .........................       339,793        49,092            --        1,162            --            --
                                                 ------------   -----------   -----------   ----------   -----------   -----------
    End of year ...............................  $    489,112   $   339,793   $    49,092   $    1,168   $     1,162   $        --
                                                 ============   ===========   ===========   ==========   ===========   ===========

                        See Notes to Financial Statements
                                      -59-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

    SOCIAL AWARENESS STOCK PORTFOLIO           STRATEGIC STOCK PORTFOLIO
---------------------------------------   --------------------------------------
    2001          2000          1999          2001          2000         1999
    ----          ----          ----          ----          ----         ----

$     1,126   $      (290)  $        --   $        16   $     3,178   $       --
    (20,626)        1,189            --          (486)        6,266           --

    (30,420)           (1)           --          (111)          111           --
-----------   -----------   -----------   -----------   -----------   ----------

    (49,920)          898            --          (581)        9,555           --
-----------   -----------   -----------   -----------   -----------   ----------

    221,364        20,312            --        19,270        20,546           --

    738,997       300,894            --        14,052       320,593           --
     (8,826)       (2,179)           --            (8)       (1,867)          --

   (496,335)     (319,925)           --       (33,884)     (347,676)          --
-----------   -----------   -----------   -----------   -----------   ----------

    455,200          (898)           --          (570)       (8,404)          --
-----------   -----------   -----------   -----------   -----------   ----------

    405,280            --            --        (1,151)        1,151           --

         --            --            --         1,151            --           --
-----------   -----------   -----------   -----------   -----------   ----------
$   405,280   $        --   $        --   $        --   $     1,151   $       --
===========   ===========   ===========   ===========   ===========   ==========

                        See Notes to Financial Statements
                                      -60-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                     TRAVELERS QUALITY BOND PORTFOLIO        U.S. GOVERNMENT SECURITIES PORTFOLIO
                                                 ----------------------------------------   --------------------------------------
                                                      2001          2000          1999         2001          2000          1999
                                                      ----          ----          ----         ----          ----          ----
OPERATIONS:
  Net investment income (loss) ................  $    370,621   $        --   $        --   $  150,521   $    48,609   $       (40)
  Realized gain (loss) ........................        10,749            --            --      261,091        69,376            (2)
  Change in unrealized gain (loss)
    on investments ............................      (182,500)           --            --     (268,432)      327,513        (1,085)
                                                 ------------   -----------   -----------   ----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations ...............       198,870            --            --      143,180       445,498        (1,127)
                                                 ------------   -----------   -----------   ----------   -----------   -----------

UNIT TRANSACTIONS:
  Participant purchase payments ...............     4,457,752            --            --    4,830,963     1,163,990        62,773
  Participant transfers from other
    Travelers accounts ........................    16,421,509            --            --    9,097,535    12,090,310            --
  Contract surrenders .........................      (552,128)           --            --     (290,033)     (164,924)         (304)
  Participant transfers to other
    Travelers accounts ........................    (2,565,634)           --            --  (12,302,445)   (7,828,175)           --
  Other payments to participants ..............       (14,706)           --            --           --       (31,656)           --
                                                 ------------   -----------   -----------   ----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ........    17,746,793            --            --    1,336,020     5,229,545        62,469
                                                 ------------   -----------   -----------   ----------   -----------   -----------

      Net increase (decrease) in net assets ...    17,945,663            --            --    1,479,200     5,675,043        61,342

NET ASSETS:
    Beginning of year .........................            --            --            --    5,736,385        61,342            --
                                                 ------------   -----------   -----------   ----------   -----------   -----------
    End of year ...............................  $ 17,945,663   $        --   $        --   $7,215,585   $ 5,736,385   $    61,342
                                                 ============   ===========   ===========   ==========   ===========   ===========

                        See Notes to Financial Statements
                                      -61-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

           UTILITIES PORTFOLIO             AIM CAPITAL APPRECIATION PORTFOLIO
--------------------------------------   --------------------------------------
    2001         2000          1999          2001          2000         1999
    ----         ----          ----          ----          ----         ----

$     7,647   $    4,935   $       (22)  $   (21,427)  $   (10,997)  $     (751)
     33,361        3,674            (6)      268,604        95,936          305

   (168,358)      26,657        (1,019)   (1,760,001)     (603,424)     219,664
-----------   ----------   -----------   -----------   -----------   ----------

   (127,350)      35,266        (1,047)   (1,512,824)     (518,485)     219,218
-----------   ----------   -----------   -----------   -----------   ----------

    617,996      203,807        44,866     4,807,790     2,166,863    1,077,003

    401,555      123,805            --     2,901,662     1,299,802           --
    (26,438)      (5,100)         (345)     (785,969)      (82,862)      (7,669)

   (533,406)    (144,753)           --    (2,243,921)     (276,382)          --
         --            2            --        (5,431)           --           --
-----------   ----------   -----------   -----------   -----------   ----------

    459,707      177,761        44,521     4,674,131     3,107,421    1,069,334
-----------   ----------   -----------   -----------   -----------   ----------

    332,357      213,027        43,474     3,161,307     2,588,936    1,288,552

    256,501       43,474            --     3,877,488     1,288,552           --
-----------   ----------   -----------   -----------   -----------   ----------
$   588,858   $  256,501   $    43,474   $ 7,038,795   $ 3,877,488   $1,288,552
===========   ==========   ===========   ===========   ===========   ==========

                        See Notes to Financial Statements
                                      -62-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                         ALLIANCE GROWTH PORTFOLIO                MFS TOTAL RETURN PORTFOLIO
                                                 ----------------------------------------   ---------------------------------------
                                                     2001          2000           1999         2001          2000          1999
                                                     ----          ----           ----         ----          ----          ----
OPERATIONS:
  Net investment income (loss) ................  $    (20,954)  $   (25,100)  $    (3,288)  $   189,951   $    37,230   $      (909)
  Realized gain (loss) ........................      (164,163)      600,457         1,183       259,010        88,229            40
  Change in unrealized gain (loss)
    on investments ............................    (1,308,934)   (2,173,390)      710,415      (371,283)      242,377        17,622
                                                 ------------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations ...............    (1,494,051)   (1,598,033)      708,310        77,678       367,836        16,753
                                                 ------------   -----------   -----------   -----------   -----------   -----------

UNIT TRANSACTIONS:
  Participant purchase payments ...............     5,919,044     7,833,038     4,458,264     5,412,022     2,015,177     1,333,763
  Participant transfers from other
    Travelers accounts ........................     6,473,200       690,533       169,647     5,124,493     1,642,603        42,412
  Contract surrenders .........................    (1,965,798)     (246,230)      (32,178)     (958,049)      (69,515)       (9,207)
  Participant transfers to other
    Travelers accounts ........................    (7,985,288)   (2,209,207)           --    (2,745,054)   (1,754,905)           --
  Other payments to participants ..............        (7,489)           --            --        (5,521)           --            --
                                                 ------------   -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ........     2,433,669     6,068,134     4,595,733     6,827,891     1,833,360     1,366,968
                                                 ------------   -----------   -----------   -----------   -----------   -----------

      Net increase (decrease) in net assets ...       939,618     4,470,101     5,304,043     6,905,569     2,201,196     1,383,721

NET ASSETS:
    Beginning of year .........................     9,774,144     5,304,043            --     3,584,917     1,383,721            --
                                                 ------------   -----------   -----------   -----------   -----------   -----------
    End of year ...............................  $ 10,713,762   $ 9,774,144   $ 5,304,043   $10,490,486   $ 3,584,917   $ 1,383,721
                                                 ============   ===========   ===========   ===========   ===========   ===========

                        See Notes to Financial Statements
                                      -63-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                           SMITH BARNEY INTERNATIONAL ALL CAP
  PUTNAM DIVERSIFIED INCOME PORTFOLIO                GROWTH PORTFOLIO
--------------------------------------   --------------------------------------
    2001         2000          1999          2001          2000         1999
    ----         ----          ----          ----          ----         ----

$    31,516   $    9,727   $       (40)  $    (9,318)  $       854   $      (67)
     (1,828)        (641)           --      (403,234)       (1,043)          19

    (13,587)      (7,240)          606      (449,627)     (312,417)      32,301
-----------   ----------   -----------   -----------   -----------   ----------

     16,101        1,846           566      (862,179)     (312,606)      32,253
-----------   ----------   -----------   -----------   -----------   ----------

     26,998       87,300        62,772     1,261,782     1,143,296       62,772

    110,329      304,983            --       853,314       843,783      110,270
    (56,887)      (4,804)         (306)     (342,920)      (36,786)        (318)

    (66,447)     (39,701)           --      (720,002)     (108,938)          --
         --           --            --            --            --           --
-----------   ----------   -----------   -----------   -----------   ----------

     13,993      347,778        62,466     1,052,174     1,841,355      172,724
-----------   ----------   -----------   -----------   -----------   ----------

     30,094      349,624        63,032       189,995     1,528,749      204,977

    412,656       63,032            --     1,733,726       204,977           --
-----------   ----------   -----------   -----------   -----------   ----------
$   442,750   $  412,656   $    63,032   $ 1,923,721   $ 1,733,726   $  204,977
===========   ==========   ===========   ===========   ===========   ==========

                        See Notes to Financial Statements
                                     -64-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                     SMITH BARNEY LARGE CAPITALIZATION
                                                             GROWTH PORTFOLIO                  VAN KAMPEN ENTERPRISE PORTFOLIO
                                                 ----------------------------------------   --------------------------------------
                                                      2001          2000          1999         2001          2000          1999
                                                      ----          ----          ----         ----          ----          ----
OPERATIONS:
  Net investment income (loss) ................  $     (3,639)  $    (2,263)  $        34   $   (4,004)  $    (1,869)  $       (48)
  Realized gain (loss) ........................       (92,600)       37,644           549       36,653        53,357            18
  Change in unrealized gain (loss)
    on investments ............................       (49,742)      (64,855)       21,194     (208,231)     (138,216)       10,888
                                                 ------------   -----------   -----------   ----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from operations ...............      (145,981)      (29,474)       21,777     (175,582)      (86,728)       10,858
                                                 ------------   -----------   -----------   ----------   -----------   -----------

UNIT TRANSACTIONS:
  Participant purchase payments ...............       598,377     1,376,793       314,438      507,373       498,921        89,862
  Participant transfers from other
    Travelers accounts ........................       621,996       468,161            --    2,016,411       623,069            --
  Contract surrenders .........................       (51,565)      (18,978)       (2,520)     (46,696)      (15,930)         (719)
  Participant transfers to other
    Travelers accounts ........................      (645,029)   (1,404,416)           --   (1,245,653)     (580,969)           --
  Other payments to participants ..............            --            --            --           --            --            --
                                                 ------------   -----------   -----------   ----------   -----------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ........       523,779       421,560       311,918    1,231,435       525,091        89,143
                                                 ------------   -----------   -----------   ----------   -----------   -----------

      Net increase (decrease) in net assets ...       377,798       392,086       333,695    1,055,853       438,363       100,001

NET ASSETS:
    Beginning of year .........................       725,781       333,695            --      538,364       100,001            --
                                                 ------------   -----------   -----------   ----------   -----------   -----------
    End of year ...............................  $  1,103,579   $   725,781   $   333,695   $1,594,217   $   538,364   $   100,001
                                                 ============   ===========   ===========   ==========   ===========   ===========

                        See Notes to Financial Statements
                                      -65-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                  CONTRAFUND(R)PORTFOLIO -
ASSET MANAGER PORTFOLIO - INITIAL CLASS                SERVICE CLASS 2
---------------------------------------   --------------------------------------
    2001          2000          1999          2001          2000         1999
    ----          ----          ----          ----          ----         ----

$    61,894   $     6,095   $      (159)  $     1,139   $       (68)  $       --
    (66,208)       27,160            23        (4,616)          (54)          --

    (88,687)      (69,015)       14,015       (17,189)          330           --
-----------   -----------   -----------   -----------   -----------   ----------

    (93,001)      (35,760)       13,879       (20,666)          208           --
-----------   -----------   -----------   -----------   -----------   ----------

  1,236,090     1,496,386       314,252       336,449       273,741           --

    387,980     2,878,652            --       344,315            --           --
   (517,722)      (58,818)       (2,480)      (12,005)       (1,466)          --

   (504,645)   (2,727,232)           --      (490,913)           --           --
         --        (5,578)           --            --            --           --
-----------   -----------   -----------   -----------   -----------   ----------

    601,703     1,583,410       311,772       177,846       272,275           --
-----------   -----------   -----------   -----------   -----------   ----------

    508,702     1,547,650       325,651       157,180       272,483           --

  1,873,301       325,651            --       272,483            --           --
-----------   -----------   -----------   -----------   -----------   ----------
$ 2,382,003   $ 1,873,301   $   325,651   $   429,663   $   272,483   $       --
===========   ===========   ===========   ===========   ===========   ==========

                        See Notes to Financial Statements
                                      -66-

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                   MID CAP PORTFOLIO - SERVICE CLASS 2                     COMBINED
                                                 ---------------------------------------  -----------------------------------------
                                                     2001          2000         1999          2001           2000          1999
                                                     ----          ----         ----          ----           ----          ----
OPERATIONS:
  Net investment income (loss) ................  $         (3)  $        --  $        --  $  4,406,736   $  1,535,309   $   131,209
  Realized gain (loss) ........................            --            --           --   (10,022,912)     4,640,334       260,394
  Change in unrealized gain (loss)
    on investments ............................           781            --           --   (19,154,253)   (17,006,481)    5,173,578
                                                 ------------   -----------  -----------  ------------   ------------   -----------

    Net increase (decrease) in net assets
      resulting from operations ...............           778            --           --   (24,770,429)   (10,830,838)    5,565,181
                                                 ------------   -----------  -----------  ------------   ------------   -----------

UNIT TRANSACTIONS:
  Participant purchase payments ...............        11,241            --           --   215,192,147    110,856,012    56,405,022
  Participant transfers from other
    Travelers accounts ........................         7,518            --           --   216,331,804     78,058,756       839,753
  Contract surrenders .........................          (180)           --           --   (32,100,062)    (3,698,303)     (425,818)
  Participant transfers to other
    Travelers accounts ........................            --            --           --  (216,333,641)   (78,110,147)     (839,753)
  Other payments to participants ..............            --            --           --      (107,040)       (81,089)           --
                                                 ------------   -----------  -----------  ------------   ------------   -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ........        18,579            --           --   182,983,208    107,025,229    55,979,204
                                                 ------------   -----------  -----------  ------------   ------------   -----------

      Net increase (decrease) in net assets ...        19,357            --           --   158,212,779     96,194,391    61,544,385

NET ASSETS:
    Beginning of year .........................            --            --           --   157,738,776     61,544,385            --
                                                 ------------   -----------  -----------  ------------   ------------   -----------
    End of year ...............................  $     19,357   $        --  $        --  $315,951,555   $157,738,776   $61,544,385
                                                 ============   ===========  ===========  ============   ============   ===========

                        See Notes to Financial Statements
                                      -67-

                          NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     The Travelers Fund UL III for Variable Life Insurance  ("Fund UL III") is a
     separate account of The Travelers  Insurance Company ("The Travelers"),  an
     indirect  wholly owned  subsidiary of Citigroup  Inc., and is available for funding certain variable life insurance  contracts issued by The Travelers.
     Fund UL III is  registered  under the  Investment  Company Act of 1940,  as amended,  as a unit  investment  trust.  Fund  UL III is  comprised  of the
     Travelers  Corporate  Owned Variable  Universal  Life  Insurance  Policies,
     Corporate  Benefit  Life,  and  Travelers  Corporate  Owned  Variable  Life
     Insurance 2000 Policies.

     Participant  premium payments applied to Fund UL III are invested in one or more sub-accounts in accordance with the selection made by the owner. As of
     December 31, 2001, the investments comprising Fund UL III were:

     Capital Appreciation Fund, Massachusetts business trust, affiliate of The
           Travelers
     High Yield Bond Trust, Massachusetts business trust, affiliate of The
           Travelers
     Money Market Portfolio, Massachusetts business trust, affiliate of The
            Travelers
     Alliance Variable Product Series Fund, Inc., Maryland business trust
            Premier Growth Portfolio - Class B *
     American Century Variable Portfolios, Inc., Massachusetts business trust
            American Century Ultra Fund
     American Variable Insurance Series, Massachusetts business trust
            Global Growth Fund - Class 2 *
            Growth Fund - Class 2 *
            Growth-Income Fund - Class 2 *
     CitiStreet Funds, Inc., Massachusetts business trust, affiliate of
     The Travelers (formerly American Odyssey Funds, Inc.)
            CitiStreet Diversified Bond Fund (formerly Intermediate-Term
            Bond Fund)
     Credit Suisse Warburg Pincus Trust, Massachusetts business trust
     (formerly Warburg Pincus Trust)
            Credit Suisse Trust Emerging Markets Portfolio
            (formerly Emerging Markets Portfolio)
     Delaware Group Premium Fund, Maryland business trust
            REIT Series
            Small Cap Value Series
     Deutsche Asset Management VIT Funds, Massachusetts business trust
            EAFE(R) Equity Index Fund
            Small Cap Index Fund
     Dreyfus Variable Investment Fund, Maryland business trust
            Appreciation Portfolio
            Small Cap Portfolio
     Franklin Templeton Variable Insurance Products Trust, Massachusetts
     business trust
            Franklin Small Cap Fund - Class 2
     Greenwich Street Series Fund, Massachusetts business trust, affiliate of
     The Travelers
            Diversified Strategic Income Portfolio
            Equity Index Portfolio - Class I Shares
            Fundamental Value Portfolio *
     Janus Aspen Series, Delaware business trust
            Balanced Portfolio - Service Shares
            Global Technology Portfolio - Service Shares
            Worldwide Growth Portfolio - Service Shares
     OCC Accumulation Trust, Massachusetts business trust
            Equity Portfolio
     PIMCO Variable Insurance Trust, Massachusetts business trust
            Total Return Bond Portfolio
     Putnam Variable Trust, Massachusetts business trust
            Putnam VT International Growth Fund - Class IB Shares
            Putnam VT Small Cap Value Fund - Class IB Shares
            Putnam VT Voyager II Fund - Class IB Shares *

                                      -68-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Salomon Brothers Variable Series Fund Inc., Maryland business trust, affiliate of The Travelers
            Capital Fund
            Investors Fund
            Strategic Bond Fund
            Total Return Fund
     Strong Variable Insurance Funds, Inc., Wisconsin business trust
            Strong Multi Cap Value Fund II (formerly Strong Schaffer Value
            Fund II)
     The Montgomery Funds III, Delaware business trust
            Montgomery Variable Series: Growth Fund
     The Travelers Series Trust, Massachusetts business trust, affiliate of
     The Travelers
            Convertible Bond Portfolio
            Disciplined Mid Cap Stock Portfolio
            Equity Income Portfolio
            Large Cap Portfolio
            Lazard International Stock Portfolio
            MFS Emerging Growth Portfolio
            MFS Mid Cap Growth Portfolio
            MFS Research Portfolio
            MFS Value Portfolio (formerly NWQ Large Cap Portfolio)
            Social Awareness Stock Portfolio
            Travelers Quality Bond Portfolio
            U.S. Government Securities Portfolio
            Utilities Portfolio
     Travelers Series Fund Inc., Maryland business trust, affiliate of
     The Travelers
            AIM Capital Appreciation Portfolio
            Alliance Growth Portfolio
            MFS Total Return Portfolio
            Putnam Diversified Income Portfolio
            Smith Barney Aggressive Growth Portfolio *
            Smith Barney International All Cap Growth Portfolio
            (formerly Smith Barney International Equity Portfolio)
            Smith Barney Large Capitalization Growth Portfolio
            Van Kampen Enterprise Portfolio
     Variable Insurance Products Fund II, Massachusetts business trust
            Asset Manager Portfolio - Initial Class
            Contrafund(R) Portfolio - Service Class 2
     Variable Insurance Products Fund III, Massachusetts business trust
            Mid Cap Portfolio - Service Class 2

     * No assets for the period

Not all funds may be available in all states or to all contract owners

Effective April 27, 2001, the assets of Intermediate-Term  Bond Fund of American
Odyssey  Funds,  Inc. were  combined  with the assets of Long-Term  Bond Fund of
American Odyssey Funds, Inc. (currently the CitiStreet  Diversified Bond Fund of
CitiStreet  Funds,  Inc.).  At the effective  date,  Fund UL III held  1,221,042 shares of  Intermediate-Term  Bond Fund  having a market  value of  $12,148,370, which were exchanged for 1,105,402  shares of CitiStreet  Diversified  Bond Fund equal in value.

Effective  October 26, 2001, the assets of Disciplined Small Cap Stock Portfolio of The Travelers  Series Trust were  liquidated.  At the effective date, Fund UL
III held 30,502 shares of Disciplined  Small Cap Stock Portfolio having a market value of $267,801,  which were used to purchase  267,801  shares of Money Market
Portfolio equal in value.

The  following  is a summary of  significant  accounting  policies  consistently followed by Fund UL III in the preparation of its financial statements.

                                      -69-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     SECURITY  VALUATION.  Investments  are valued daily at the net asset values per share of the underlying funds.

     SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date.  Income from  dividends and realized gain (loss)  distributions,  are recorded on the  ex-distribution  date.  In 2001,  net dividend  income and realized  gain  (loss)  distributions  were  disclosed  separately  as  net investment  income and realized  gain (loss) on the Statement of Changes in
     Net Assets.  Prior year  information has been  reclassified for comparative purposes.

     FEDERAL  INCOME  TAXES.  The  operations  of Fund UL III form a part of the total  operations  of The  Travelers  and are  not  taxed  separately.  The
     Travelers is taxed as a life insurance  company under the Internal  Revenue
     Code of 1986, as amended (the "Code").  Under  existing  federal income tax law, no taxes are payable on the investment  income of Fund UL III. Fund UL
     III is not taxed as a "regulated  investment company" under Subchapter M of the Code.

     FINANCIAL HIGHLIGHTS. In 2001, Fund UL III adopted the financial highlights disclosure  recommended by the AICPA Audit Guide for Investment  Companies.
     It is comprised of the units,  unit values,  net assets,  investment income ratio,  expense  ratios and total  returns  for each  sub-account.  As each sub-account  offers  multiple  contract  charges,  certain  information  is provided  in  the  form  of  a  range.  In  certain  instances,  the  range information  may reflect  varying time periods if assets did not exist with all contract charge options of the sub-account for the entire year.

     OTHER.   The  preparation  of  financial   statements  in  conformity  with
     accounting  principles  generally  accepted in the United States of America requires  management  to make  estimates  and  assumptions  that affect the reported  amounts of assets and  liabilities  and  disclosure of contingent assets and  liabilities  at the date of the  financial  statements  and the reported  amounts of revenues and  expenses  during the  reporting  period.
     Actual results could differ from those estimates.

2.   INVESTMENTS

     The aggregate  costs of purchases  and proceeds  from sales of  investments were  $372,474,580  and  $176,690,085,  respectively,  for the period ended
     December 31, 2001.  Realized gains and losses from investment  transactions are reported on an average cost basis.  The cost of investments in eligible funds was $346,903,130 at December 31, 2001. Gross unrealized  appreciation for all  investments  at December 31, 2001 was $300,271.  Gross  unrealized depreciation for all investments at December 31, 2001 was $31,287,426.

3.   CONTRACT CHARGES

     Insurance  charges are paid for the  mortality and expense risks assumed by
     The  Travelers.  Each business  day, The Travelers  deducts a mortality and expense risk charge,  which is reflected in the calculation of unit values.
     For the Travelers  Corporate  Variable Life Insurance  Policies this charge equals,  on an annual basis,  0.45% for policy years 1-4 (contracts in this category are  identified as Price 1 in Note 4); 0.25% for policy years 5-20
     (contracts in this category are identified as Price 2 in Note 4); and 0.05%
     thereafter  (contracts in this  category are  identified as Price 3 in Note
     4), of the amounts held in each variable funding option.  For the Travelers
     Corporate  Owned  Variable Life Insurance 2000 Policies this charge equals, on an annual basis, 0.20% for policy years 1-25 (contracts in this category are  identified as Price 4 in note 4); and 0.05%  thereafter  (contracts in this category are  identified as Price 3 in note 4), of the amounts held in each variable funding option.

                                      -70-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY

                                                                DECEMBER 31, 2001
                                                     ----------------------------------------

                                                                     UNIT           NET
                                                       UNITS         VALUE         ASSETS
                                                     ----------      ------      -----------
Capital Appreciation Fund
  Price 1 .....................................      29,790,144      $0.764      $22,748,180
  Price 2 .....................................         377,643       0.767          289,717
  Price 3 .....................................              --       0.763               --
  Price 4 .....................................       6,646,620       0.469        3,114,411

High Yield Bond Trust
  Price 1 .....................................       6,184,833       1.111        6,873,893
  Price 2 .....................................         962,822       1.116        1,074,920
  Price 3 .....................................              --       1.121               --
  Price 4 .....................................       1,602,068       1.106        1,771,439

Money Market Portfolio
  Price 1 .....................................      39,334,109       1.109       43,631,772
  Price 2 .....................................         918,901       1.114        1,024,021
  Price 3 .....................................              --       1.120               --
  Price 4 .....................................      37,510,558       1.084       40,662,804

American Century Variable Portfolios, Inc.
 American Century Ultra Fund
  Price 1 .....................................              --       0.940               --
  Price 2 .....................................              --       0.941               --
  Price 3 .....................................              --       0.942               --
  Price 4 .....................................       2,767,340       0.942        2,605,674

CitiStreet Funds, Inc.
 CitiStreet Diversified Bond Fund
  Price 1 .....................................         923,581       1.041          961,573
  Price 2 .....................................       1,443,486       1.043        1,504,904
  Price 3 .....................................              --       1.044               --
  Price 4 .....................................          47,111       1.043           49,132

Credit Suisse Warburg Pincus Trust
 Credit Suisse Trust Emerging Markets Portfolio
  Price 1 .....................................       1,248,637       0.790          986,263
  Price 2 .....................................              --       0.793               --
  Price 3 .....................................              --       0.797               --
  Price 4 .....................................              --       0.576               --

Delaware Group Premium Fund, Inc.
 REIT Series
  Price 1 ....................................        1,074,091       1.396        1,498,913
  Price 2 ....................................               --       1.401               --
  Price 3 ....................................               --       1.406               --
  Price 4 ....................................          510,916       1.412          721,433
 Small Cap Value Series
  Price 1 ....................................        1,354,214       1.309        1,773,073
  Price 2 ....................................               --       1.314               --
  Price 3 ....................................               --       1.320               --
  Price 4 ....................................            2,318       1.353            3,136

                                      -71-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                DECEMBER 31, 2001
                                                     ----------------------------------------

                                                                     UNIT           NET
                                                       UNITS         VALUE         ASSETS
                                                     ----------      ------      -----------
Deutsche Asset Management VIT Funds
 EAFE(R) Equity Index Fund
  Price 1 .........................................   2,655,272      $0.705      $ 1,871,747
  Price 2 .........................................          --       0.708               --
  Price 3 .........................................          --       0.711               --
  Price 4 .........................................   5,994,875       0.630        3,777,381
 Small Cap Index Fund
  Price 1 .........................................   4,637,028       1.159        5,374,910
  Price 2 .........................................     527,588       1.164          614,301
  Price 3 .........................................          --       1.170               --
  Price 4 .........................................   1,754,268       0.861        1,510,882

Dreyfus Variable Investment Fund
 Appreciation Portfolio - Initial Class
  Price 1 .........................................   2,060,310       0.928        1,912,442
  Price 2 .........................................          --       0.933               --
  Price 3 .........................................          --       0.937               --
  Price 4 .........................................   1,586,377       0.892        1,414,706
 Small Cap Portfolio - Initial Class
  Price 1                                             1,858,965       1.196        2,223,540
  Price 2 .........................................          --       1.202               --
  Price 3 .........................................          --       1.207               --
  Price 4 .........................................   3,746,794       0.911        3,414,785

Franklin Templeton Variable Insurance Products Trust
 Franklin Small Cap Fund - Class 2
  Price 1 .........................................          --       0.707               --
  Price 2 .........................................       1,129       0.709              800
  Price 3 .........................................          --       0.711               --
  Price 4 .........................................   1,649,447       0.709        1,170,229

Greenwich Street Series Fund
 Diversified Strategic Income Portfolio
  Price 1 .........................................     558,970       1.056          590,403
  Price 2 .........................................          --       1.060               --
  Price 3 .........................................          --       1.065               --
  Price 4 .........................................         179       1.053              189
 Equity Index Portfolio - Class I Shares
  Price 1 .........................................  15,822,250       0.866       13,709,477
  Price 2 .........................................     198,768       0.870          173,021
  Price 3 .........................................          --       0.875               --
  Price 4 .........................................  10,310,181       0.766        7,892,529

Janus Aspen Series
 Balanced Portfolio - Service Shares
  Price 1 .........................................          --       0.926               --
  Price 2 .........................................          --       0.929               --
  Price 3 .........................................          --       0.932               --
  Price 4 .........................................   1,174,516       0.930        1,092,087
 Global Technology Portfolio - Service Shares
  Price 1 .........................................          --       0.422               --
  Price 2 .........................................          --       0.423               --
  Price 3 .........................................          --       0.425               --
  Price 4 .........................................     504,003       0.424          213,448

                                      -72-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                DECEMBER 31, 2001
                                                     ----------------------------------------

                                                                     UNIT           NET
                                                       UNITS         VALUE         ASSETS
                                                     ----------      ------      -----------
Janus Aspen Series (continued)
 Worldwide Growth Portfolio - Service Shares
  Price 1 ..........................................    496,327      $0.619      $   307,070
  Price 2 ..........................................         --       0.621               --
  Price 3 ..........................................         --       0.623               --
  Price 4 ..........................................  6,475,489       0.621        4,023,057

OCC Accumulation Trust
 Equity Portfolio
  Price 1 ..........................................  1,319,004       1.005        1,325,205
  Price 2 ..........................................         --       1.009               --
  Price 3 ..........................................         --       1.013               --
  Price 4 ..........................................         --       1.070               --

PIMCO Variable Insurance Trust
 Total Return Bond Portfolio
  Price 1 ..........................................         --       1.062               --
  Price 2 ..........................................         --       1.063               --
  Price 3 ..........................................         --       1.065               --
  Price 4 ..........................................  3,164,030       1.064        3,365,029

Putnam Variable Trust
 Putnam VT International Growth Fund - Class IB Shares
  Price 1 ..........................................         --       0.869               --
  Price 2 ..........................................         --       0.870               --
  Price 3 ..........................................         --       0.871               --
  Price 4 ..........................................     14,706       0.870           12,802
 Putnam VT Small Cap Value Fund - Class IB Shares
  Price 1 ..........................................         --       1.108               --
  Price 2 ..........................................         --       1.110               --
  Price 3 ..........................................         --       1.111               --
  Price 4 ..........................................      2,881       1.110            3,199

Salomon Brothers Variable Series Fund Inc.
 Capital Fund
  Price 1 ..........................................  1,012,386       1.321        1,337,300
  Price 2 ..........................................         --       1.327               --
  Price 3 ..........................................         --       1.332               --
  Price 4 ..........................................    561,896       1.107          621,873
 Investors Fund
  Price 1 ..........................................  6,569,095       1.176        7,725,124
  Price 2 ..........................................    702,930       1.181          830,377
  Price 3 ..........................................         --       1.175               --
  Price 4 ..........................................    515,646       1.067          550,023
 Strategic Bond Fund
  Price 1 ..........................................  1,677,970       1.160        1,946,884
  Price 2 ..........................................         --       1.166               --
  Price 3 ..........................................         --       1.171               --
  Price 4 ..........................................    283,890       1.120          317,960
 Total Return Fund
  Price 1 ..........................................      1,000       1.070            1,071
  Price 2 ..........................................         --       1.074               --
  Price 3 ..........................................         --       1.078               --
  Price 4 ..........................................         --       1.059               --

                                      -73-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                DECEMBER 31, 2001
                                                     ----------------------------------------

                                                                     UNIT           NET
                                                       UNITS         VALUE         ASSETS
                                                     ----------      ------      -----------
Strong Variable Insurance Funds, Inc.
 Strong Multi Cap Value Fund II
  Price 1 ..........................................      1,000      $1.142      $     1,143
  Price 2 ..........................................         --       1.146               --
  Price 3 ..........................................         --       1.151               --
  Price 4 ..........................................         --       1.108               --

The Montgomery Funds III
 Montgomery Variable Series: Growth Fund
  Price 1 ..........................................      1,000       0.753              750
  Price 2 ..........................................         --       0.756               --
  Price 3 ..........................................         --       0.759               --
  Price 4 ..........................................         --       0.707               --

The Travelers Series Trust
 Convertible Bond Portfolio
  Price 1 ..........................................  2,326,190       1.171        2,724,643
  Price 2 ..........................................         --       1.176               --
  Price 3 ..........................................         --       1.181               --
  Price 4 ..........................................    228,287       1.022          233,293
 Disciplined Mid Cap Stock Portfolio
  Price 1 ..........................................    467,123       1.238          578,508
  Price 2 ..........................................         --       1.244               --
  Price 3 ..........................................         --       1.249               --
  Price 4 ..........................................  3,794,788       0.987        3,746,804
 Equity Income Portfolio
  Price 1 ..........................................  6,276,429       1.070        6,717,768
  Price 2 ..........................................    842,076       1.075          905,354
  Price 3 ..........................................         --       1.080               --
  Price 4 ..........................................  3,771,646       0.993        3,743,467
 Large Cap Portfolio
  Price 1 .......................................... 10,673,625       0.840        8,969,834
  Price 2 ..........................................  1,231,009       0.844        1,039,168
  Price 3 ..........................................         --       0.848               --
  Price 4 ..........................................  1,430,746       0.649          928,347
 Lazard International Stock Portfolio
  Price 1 ..........................................  8,948,013       0.701        6,273,977
  Price 2 ..........................................  1,296,870       0.704          913,533
  Price 3 ..........................................         --       0.708               --
  Price 4 ..........................................    683,886       0.681          465,407
 MFS Emerging Growth Portfolio
  Price 1 .......................................... 14,185,165       0.771       10,931,916
  Price 2 ..........................................  1,728,376       0.774        1,338,180
  Price 3 ..........................................         --       0.778               --
  Price 4 ..........................................  1,782,730       0.429          765,382

                                      -74-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                DECEMBER 31, 2001
                                                     ----------------------------------------

                                                                     UNIT           NET
                                                       UNITS         VALUE         ASSETS
                                                     ----------      ------      -----------
The Travelers Series Trust  (continued)
 MFS Mid Cap Growth Portfolio
  Price 1 ........................................    1,675,692      $1.084      $ 1,816,508
  Price 2 ........................................           --       1.089               --
  Price 3 ........................................           --       1.093               --
  Price 4 ........................................      649,763       0.699          454,465
 MFS Research Portfolio
  Price 1 ........................................      344,439       0.825          284,169
  Price 2 ........................................           --       0.829               --
  Price 3 ........................................           --       0.832               --
  Price 4 ........................................      315,236       0.650          204,943
 MFS Value Portfolio
  Price 1 ........................................        1,000       1.167            1,168
  Price 2 ........................................           --       1.171               --
  Price 3 ........................................           --       1.176               --
  Price 4 ........................................           --       1.103               --
 Social Awareness Stock Portfolio
  Price 1 ........................................       13,743       0.866           11,896
  Price 2 ........................................           --       0.869               --
  Price 3 ........................................           --       0.872               --
  Price 4 ........................................      474,031       0.830          393,384
 Travelers Quality Bond Portfolio
  Price 1 ........................................   13,631,898       1.029       14,024,661
  Price 2 ........................................    1,374,039       1.030        1,415,524
  Price 3 ........................................           --       1.032               --
  Price 4 ........................................    2,431,240       1.031        2,505,478
 U.S. Government Securities Portfolio
  Price 1 ........................................    4,886,703       1.178        5,758,948
  Price 2 ........................................           --       1.184               --
  Price 3 ........................................           --       1.189               --
  Price 4 ........................................    1,240,215       1.175        1,456,637
 Utilities Portfolio
  Price 1 ........................................      647,847       0.909          588,858
  Price 2 ........................................           --       0.913               --
  Price 3 ........................................           --       0.917               --
  Price 4 ........................................           --       0.901               --

Travelers Series Fund Inc.
 AIM Capital Appreciation Portfolio
  Price 1 ........................................    6,344,759       0.919        5,831,285
  Price 2 ........................................    1,022,016       0.923          943,554
  Price 3 ........................................           --       0.927               --
  Price 4 ........................................      469,851       0.562          263,956
 Alliance Growth Portfolio
  Price 1 ........................................   10,228,753       0.888        9,083,632
  Price 2 ........................................    1,621,456       0.892        1,446,417
  Price 3 ........................................           --       0.896               --
  Price 4 ........................................      275,788       0.666          183,713

                                      -75-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                DECEMBER 31, 2001
                                                     ----------------------------------------

                                                                     UNIT           NET
                                                       UNITS         VALUE         ASSETS
                                                     ----------      ------      -----------
Travelers Series Fund Inc. (continued)
 MFS Total Return Portfolio
  Price 1 ..........................................  7,428,858      $1.189      $ 8,833,617
  Price 2 ..........................................    984,245       1.194        1,175,662
  Price 3 ..........................................         --       1.200               --
  Price 4 ..........................................    410,693       1.172          481,207
 Putnam Diversified Income Portfolio
  Price 1 ..........................................    426,430       1.038          442,750
  Price 2 ..........................................         --       1.043               --
  Price 3 ..........................................         --       1.047               --
  Price 4 ..........................................         --       1.022               --
 Smith Barney International All Cap Growth Portfolio
  Price 1 ..........................................  2,816,237       0.681        1,917,101
  Price 2 ..........................................         --       0.684               --
  Price 3 ..........................................         --       0.687               --
  Price 4 ..........................................     12,781       0.518            6,620
 Smith Barney Large Capitalization Growth Portfolio
  Price 1 ..........................................    957,067       0.893          854,982
  Price 2 ..........................................         --       0.897               --
  Price 3 ..........................................         --       0.901               --
  Price 4 ..........................................    338,874       0.734          248,597
 Van Kampen Enterprise Portfolio
  Price 1 ..........................................  1,118,389       0.783          875,961
  Price 2 ..........................................         --       0.787               --
  Price 3 ..........................................         --       0.790               --
  Price 4 ..........................................  1,257,747       0.571          718,256

Variable Insurance Products Fund II
 Asset Manager Portfolio - Initial Class
  Price 1 ..........................................  2,220,114       0.969        2,151,457
  Price 2 ..........................................         --       0.973               --
  Price 3 ..........................................         --       0.978               --
  Price 4 ..........................................    258,717       0.891          230,546
 Contrafund(R)Portfolio - Service Class 2
  Price 1 ..........................................     61,055       0.809           49,388
  Price 2 ..........................................         --       0.812               --
  Price 3 ..........................................         --       0.814               --
  Price 4 ..........................................    468,157       0.812          380,275

Variable Insurance Products Fund III
 Mid Cap Portfolio - Service Class 2
  Price 1 ..........................................         --       1.039               --
  Price 2 ..........................................         --       1.040               --
  Price 3 ..........................................         --       1.041               --
  Price 4 ..........................................     18,608       1.040           19,357
                                                                                ------------

Net Contract Owners' Equity ........................                            $315,951,555
                                                                                ============

                                      -76-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

5.   STATEMENT OF INVESTMENTS

                                                                                      FOR THE YEAR ENDED DECEMBER 31, 2001
                                                                           -------------------------------------------------------

INVESTMENTS                                                                   NO. OF          MARKET       COST OF       PROCEEDS
                                                                              SHARES          VALUE       PURCHASES     FROM SALES
                                                                           -----------     -----------   -----------   -----------
  CAPITAL APPRECIATION FUND (8.3%)
    Total (Cost $33,522,253)                                                   433,718     $26,153,218   $27,185,015   $16,147,083
                                                                           -----------     -----------   -----------   -----------

  HIGH YIELD BOND TRUST (3.1%)
    Total (Cost $9,776,001)                                                  1,075,283       9,720,557    10,248,890     5,069,532
                                                                           -----------     -----------   -----------   -----------

  MONEY MARKET PORTFOLIO (27.0%)
    Total (Cost $85,275,961)                                                85,275,962      85,275,961    90,960,826    33,708,436
                                                                           -----------     -----------   -----------   -----------

  AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. (0.8%)
    American Century Ultra Fund
      Total (Cost $2,698,111)                                                  273,423       2,605,717     2,751,854        50,534
                                                                           -----------     -----------   -----------   -----------

  CITISTREET FUNDS, INC. (0.8%)
    CitiStreet Diversified Bond Fund (Cost $2,507,596)                         227,457       2,515,676    14,355,736    11,846,371
    Intermediate-Term Bond Fund (Cost $0)                                           --              --     9,017,841    13,854,744
                                                                           -----------     -----------   -----------   -----------
      Total (Cost $2,507,596)                                                  227,457       2,515,676    23,373,577    25,701,115
                                                                           -----------     -----------   -----------   -----------

  CREDIT SUISSE WARBURG PINCUS TRUST (0.3%)
    Credit Suisse Trust Emerging Markets Portfolio
      Total (Cost $1,240,204)                                                  116,999         986,299       538,947       466,274
                                                                           -----------     -----------   -----------   -----------

  DELAWARE GROUP PREMIUM FUND, INC. (1.3%)
    REIT Series (Cost $2,088,621)                                              189,779       2,220,413     4,103,329     2,418,886
    Small Cap Value Series (Cost $1,676,989)                                    90,951       1,776,275     2,210,006     1,009,914
                                                                           -----------     -----------   -----------   -----------
      Total (Cost $3,765,610)                                                  280,730       3,996,688     6,313,335     3,428,800
                                                                           -----------     -----------   -----------   -----------

  DEUTSCHE ASSET MANAGEMENT VIT FUNDS (4.1%)
    EAFE(R)Equity Index Fund (Cost $6,692,427)                                 673,332       5,649,258     5,797,519     2,131,349
    Small Cap Index Fund (Cost $7,609,920)                                     699,006       7,500,332     6,125,740     2,645,588
                                                                           -----------     -----------   -----------   -----------
      Total (Cost $14,302,347)                                               1,372,338      13,149,590    11,923,259     4,776,937
                                                                           -----------     -----------   -----------   -----------

  DREYFUS VARIABLE INVESTMENT FUND (2.8%)
    Appreciation Portfolio - Initial Class (Cost $3,350,744)                    95,118       3,327,243     3,806,136       830,218
    Small Cap Portfolio - Initial Class (Cost $6,516,468)                      160,503       5,638,463     9,878,865     5,655,458
                                                                           -----------     -----------   -----------   -----------
      Total (Cost $9,867,212)                                                  255,621       8,965,706    13,685,001     6,485,676
                                                                           -----------     -----------   -----------   -----------

  FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (0.4%)
    Franklin Small Cap Fund - Class 2
      Total (Cost $1,183,457)                                                   65,605       1,171,049     1,398,281       197,203
                                                                           -----------     -----------   -----------   -----------

  GREENWICH STREET SERIES FUND (7.1%)
    Diversified Strategic Income Portfolio (Cost $610,684)                      64,689         590,614       878,022       605,162
    Equity Index Portfolio - Class I Shares (Cost $23,799,347)                 771,913      21,775,674    22,573,460    12,456,447
                                                                           -----------     -----------   -----------   -----------
      Total (Cost $24,410,031)                                                 836,602      22,366,288    23,451,482    13,061,609
                                                                           -----------     -----------   -----------   -----------

                                      -77-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

5. STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                      FOR THE YEAR ENDED DECEMBER 31, 2001
                                                                           -----------------------------------------------------

                                                                              NO. OF        MARKET       COST OF       PROCEEDS
                                                                              SHARES        VALUE       PURCHASES     FROM SALES
                                                                           -----------   -----------   -----------   -----------
  JANUS ASPEN SERIES (1.8%)
    Balanced Portfolio - Service Shares (Cost $1,133,466)                       46,851   $ 1,092,105   $ 3,168,144   $ 1,986,630
    Global Technology Portfolio - Service Shares (Cost $261,905)                52,317       213,452       847,966       483,532
    Worldwide Growth Portfolio - Service Shares (Cost $4,838,820)              152,579     4,330,205     6,967,586     2,088,621
                                                                           -----------   -----------   -----------   -----------
      Total (Cost $6,234,191)                                                  251,747     5,635,762    10,983,696     4,558,783
                                                                           -----------   -----------   -----------   -----------

  OCC ACCUMULATION TRUST (0.4%)
    Equity Portfolio
      Total (Cost $1,355,827)                                                   40,014     1,325,254     1,716,690       719,042
                                                                           -----------   -----------   -----------   -----------

  PIMCO VARIABLE INSURANCE TRUST (1.1%)
    Total Return Bond Portfolio
      Total (Cost $3,388,928)                                                  340,251     3,365,084     3,450,381        61,960
                                                                           -----------   -----------   -----------   -----------

  PUTNAM VARIABLE TRUST (0.0%)
    Putnam VT International Growth Fund - Class IB Shares (Cost $12,558)         1,036        12,802        12,609            51
    Putnam VT Small Cap Value Fund - Class IB Shares (Cost $2,984)                 213         3,199         3,010            26
                                                                           -----------   -----------   -----------   -----------
      Total (Cost $15,542)                                                       1,249        16,001        15,619            77
                                                                           -----------   -----------   -----------   -----------

  SALOMON BROTHERS VARIABLE SERIES FUND INC. (4.2%)
    Capital Fund (Cost $1,996,036)                                             129,741     1,959,085     2,108,838     1,014,937
    Investors Fund (Cost $9,389,136)                                           711,950     9,105,837     8,646,672     4,460,318
    Strategic Bond Fund (Cost $2,263,329)                                      226,040     2,264,921     2,051,510        68,643
    Total Return Fund (Cost $1,108)                                                103         1,071            22             9
                                                                           -----------   -----------   -----------   -----------
      Total (Cost $13,649,609)                                               1,067,834    13,330,914    12,807,042     5,543,907
                                                                           -----------   -----------   -----------   -----------

  STRONG VARIABLE INSURANCE FUNDS, INC. (0.0%)
    Strong Multi Cap Value Fund II
      Total (Cost $998)                                                            112         1,143            --             7
                                                                           -----------   -----------   -----------   -----------

  THE MONTGOMERY FUNDS III (0.0%)
    Montgomery Variable Series: Growth Fund
      Total (Cost $1,089)                                                           70           750        12,563        17,859
                                                                           -----------   -----------   -----------   -----------

  THE TRAVELERS SERIES TRUST (25.1%)
    Convertible Bond Portfolio (Cost $3,179,439)                               261,311     2,958,040     4,354,312     1,808,966
    Disciplined Mid Cap Stock Portfolio (Cost $4,512,968)                      280,688     4,325,396     9,407,337     5,153,682
    Disciplined Small Cap Stock Portfolio (Cost $0)                                 --            --     1,906,421     1,699,460
    Equity Income Portfolio (Cost $11,637,775)                                 758,300    11,366,920    11,316,637     3,631,834
    Jurika & Voyles Core Equity Portfolio (Cost $0)                                 --            --            22           938
    Large Cap Portfolio (Cost $13,010,439)                                     791,442    10,937,722     9,453,342     4,880,583
    Lazard International Stock Portfolio (Cost $9,713,760)                     822,922     7,653,174     7,035,876     3,640,665
    MFS Emerging Growth Portfolio (Cost $19,171,102)                         1,184,008    13,035,927    15,633,247     7,272,597
    MFS Mid Cap Growth Portfolio (Cost $2,873,559)                             231,503     2,271,048     5,529,823     3,662,733
    MFS Research Portfolio (Cost $649,008)                                      55,773       489,126       417,384       114,984
    MFS Value Portfolio (Cost $1,028)                                              108         1,168            18             8
    Social Awareness Stock Portfolio (Cost $435,706)                            16,782       405,286       922,301       465,981
    Strategic Stock Portfolio (Cost $0)                                             --            --        20,380        20,926

                                      -78-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

5.   STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                       FOR THE YEAR ENDED DECEMBER 31, 2001
                                                                           --------------------------------------------------------

                                                                              NO. OF        MARKET        COST OF        PROCEEDS
                                                                              SHARES        VALUE        PURCHASES      FROM SALES
                                                                           -----------   ------------   ------------   ------------
  THE TRAVELERS SERIES TRUST  (CONTINUED)
    Travelers Quality Bond Portfolio (Cost $18,128,749)                      1,575,615   $ 17,946,249   $ 18,951,624   $    833,624
    U.S. Government Securities Portfolio (Cost $7,157,824)                     580,050      7,215,820      8,851,036      7,324,310
    Utilities Portfolio (Cost $731,600)                                         42,457        588,880        955,561        462,706
                                                                           -----------   ------------   ------------   ------------
      Total (Cost $91,202,957)                                               6,600,959     79,194,756     94,755,321     40,973,997
                                                                           -----------   ------------   ------------   ------------

  TRAVELERS SERIES FUND INC. (10.5%)
    AIM Capital Appreciation Portfolio (Cost $9,182,799)                       688,751      7,039,037      8,444,687      2,450,249
    Alliance Growth Portfolio (Cost $13,486,043)                               580,712     10,714,134     10,533,545      6,730,341
    MFS Total Return Portfolio (Cost $10,602,128)                              628,948     10,490,844      9,957,799      2,664,169
    Putnam Diversified Income Portfolio (Cost $462,987)                         44,144        442,766        164,580        119,105
    Smith Barney International All Cap Growth Portfolio (Cost $2,653,534)      160,718      1,923,791      2,077,581      1,034,653
    Smith Barney Large Capitalization Growth Portfolio (Cost $1,197,017)        84,893      1,103,614      1,115,296        594,827
    Van Kampen Enterprise Portfolio (Cost $1,929,820)                          122,353      1,594,261      2,399,396        821,260
                                                                           -----------   ------------   ------------   ------------
      Total (Cost $39,514,328)                                               2,310,519     33,308,447     34,692,884     14,414,604
                                                                           -----------   ------------   ------------   ------------

  VARIABLE INSURANCE PRODUCTS FUND II (0.9%)
    Asset Manager Portfolio - Initial Class (Cost $2,525,772)                  164,169      2,382,086      1,640,287        941,458
    Contrafund(R)Portfolio - Service Class 2 (Cost $446,529)                    21,484        429,671        550,961        365,100
                                                                           -----------   ------------   ------------   ------------
      Total (Cost $2,972,301)                                                  185,653      2,811,757      2,191,248      1,306,558
                                                                           -----------   ------------   ------------   ------------

  VARIABLE INSURANCE PRODUCTS FUND III (0.0%)
    Mid Cap Portfolio - Service Class 2
      Total (Cost $18,577)                                                         993         19,358         18,669             92
                                                                           -----------   ------------   ------------   ------------

  TOTAL INVESTMENTS (100%)
    (COST $346,903,130)                                                                  $315,915,975   $372,474,580   $176,690,085
                                                                                         ============   ============   ============

                                      -79-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

6.   FINANCIAL HIGHLIGHTS

                                                                        FOR THE YEAR ENDED DECEMBER 31, 2001
                                              ------------------------------------------------------------------------------------
                                                          UNIT VALUE               INVESTMENT EXPENSE RATIO
                                               UNITS      LOWEST TO     NET ASSETS   INCOME     LOWEST TO        TOTAL RETURN
                                              (000S)        HIGHEST       (000S)     RATIO       HIGHEST      LOWEST TO HIGHEST*
                                              ------   ----------------   -------     ----    -------------   --------------------
CAPITAL APPRECIATION FUND                     36,814   $ 0.469 to 0.767   $26,152     0.47%   0.20% to 0.45%  (28.72%) to (26.14%)
HIGH YIELD BOND TRUST                          8,750     1.106 to 1.116     9,720     6.23%   0.20% to 0.45%       5.08% to 9.40%
MONEY MARKET PORTFOLIO                        77,764     1.084 to 1.114    85,319     3.53%   0.20% to 0.45%       3.24% to 3.53%
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
  American Century Ultra Fund                  2,767              0.942     2,606       --             0.20%               (4.07%)
CITISTREET FUNDS, INC
  CitiStreet Diversified Bond Fund             2,414     1.041 to 1.043     2,516     2.24%   0.20% to 0.45%       4.10% to 4.30%
CREDIT SUISSE WARBURG PINCUS TRUST
  Credit Suisse Trust Emerging Markets
  Portfolio                                    1,249              0.790       986       --             0.45%              (10.02%)
DELAWARE GROUP PREMIUM FUND
  REIT Series                                  1,585     1.396 to 1.412     2,220     2.02%   0.20% to 0.45%      8.30% to 11.97%
  Small Cap Value Series                       1,357     1.309 to 1.353     1,776     0.70%   0.20% to 0.45%      5.13% to 11.31%
DEUTSCHE ASSET MANAGEMENT VIT FUNDS
  EAFE(R) Equity Index Fund                    8,650     0.630 to 0.705     5,649       --    0.20% to 0.45%  (25.00%) to (24.82%)
  Small Cap Index Fund                         6,919     0.861 to 1.164     7,500     0.84%   0.20% to 0.45%       1.39% to 1.89%
DREYFUS VARIABLE INVESTMENT FUND
  Appreciation Portfolio - Initial Class       3,647     0.892 to 0.928     3,327     1.18%   0.20% to 0.45%    (9.73%) to (9.26%)
  Small Cap Portfolio - Initial Class          5,606     0.911 to 1.196     5,638     0.32%   0.20% to 0.45%    (6.56%) to (6.37%)
FRANKLIN TEMPLETON VARIABLE INSURANCE
  PRODUCTS TRUST
  Franklin Small Cap Fund - Class 2            1,651              0.709     1,171     0.34%   0.20% to 0.45%   (17.65%) to 14.54%
GREENWICH STREET SERIES FUND
  Diversified Strategic Income Portfolio         559     1.053 to 1.056       591    10.12%   0.20% to 0.45%     (0.19%) to 2.72%
  Equity Index Portfolio - Class I Shares     26,331     0.766 to 0.870    21,775     0.98%   0.20% to 0.45%  (12.53%) to (12.26%)
JANUS ASPEN SERIES
  Balanced Portfolio - Service Shares          1,175              0.930     1,092     1.53%            0.20%               (6.44%)
  Global Technology Portfolio - Service Shares   504              0.424       213     0.83%            0.20%              (42.63%)
  Worldwide Growth Portfolio - Service Shares  6,972     0.619 to 0.621     4,330     0.32%   0.20% to 0.45%  (22.91%) to (22.76%)
OCC ACCUMULATION TRUST
  Equity Portfolio                             1,319              1.005     1,325     0.42%            0.45%               (7.37%)
PIMCO VARIABLE INSURANCE TRUST
  Total Return Bond Portfolio                  3,164              1.064     3,365     2.95%            0.20%                6.19%
PUTNAM VARIABLE TRUST
  Putnam VT International Growth
    Fund - Class IB Shares                        15              0.870        13       --             0.20%                2.72%
  Putnam VT Small Cap Value Fund -
    Class IB Shares                                3              1.110         3       --             0.20%                7.14%
SALOMON BROTHERS VARIABLE SERIES FUND INC.
  Capital Fund                                 1,574     1.107 to 1.321     1,959     0.78%   0.20% to 0.45%     (2.29%) to 1.46%
  Investors Fund                               7,788     1.067 to 1.181     9,106     0.87%   0.20% to 0.45%    (8.18%) to (4.55%)
  Strategic Bond Fund                          1,962     1.120 to 1.160     2,265     5.48%   0.20% to 0.45%       6.42% to 6.67%
  Total Return Fund                                1              1.070         1     2.13%            0.45%               (1.29%)

                                      -80-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

6. FINANCIAL HIGHLIGHTS (continued)

                                                                        FOR THE YEAR ENDED DECEMBER 31, 2001
                                            ------------------------------------------------------------------------------------
                                                        UNIT VALUE               INVESTMENT EXPENSE RATIO
                                             UNITS      LOWEST TO     NET ASSETS   INCOME     LOWEST TO          TOTAL RETURN
                                            (000S)        HIGHEST       (000S)     RATIO       HIGHEST        LOWEST TO HIGHEST*
                                            ------   ----------------   -------     ----    -------------     ------------------
STRONG VARIABLE INSURANCE FUNDS, INC
  Strong Multi Cap Value Fund II                 1           $  1.142   $     1       --             0.45%                  3.63%
THE MONTGOMERY FUNDS III
  Montgomery Variable Series: Growth Fund        1              0.753         1     0.72%            0.45%                (21.15%)
THE TRAVELERS SERIES TRUST
  Convertible Bond Portfolio                 2,554     1.022 to 1.171     2,958     2.63%   0.20% to 0.45%      (3.86%) to (1.26%)
  Disciplined Mid Cap Stock Portfolio        4,262     0.987 to 1.238     4,325     0.42%   0.20% to 0.45%      (4.48%) to (1.60%)
  Equity Income Portfolio                   10,890     0.993 to 1.075    11,367     1.35%   0.20% to 0.45%      (7.04%) to (5.54%)
  Large Cap Portfolio                       13,335     0.649 to 0.844    10,937     0.59%   0.20% to 0.45%    (17.73%) to (16.35%)
  Lazard International Stock Portfolio      10,929     0.681 to 0.704     7,653     0.17%   0.20% to 0.45%    (26.52%) to (25.11%)
  MFS Emerging Growth Portfolio             17,696     0.429 to 0.774    13,035       --    0.20% to 0.45%    (36.44%) to (31.20%)
  MFS Mid Cap Growth Portfolio               2,325     0.699 to 1.084     2,271       --    0.20% to 0.45%    (28.38%) to (24.04%)
  MFS Research Portfolio                       660     0.650 to 0.825       489     0.05%   0.20% to 0.45%    (22.83%) to (22.62%)
  MFS Value Portfolio                            1              1.167         1     0.76%            0.45%                  0.60%
  Social Awareness Stock Portfolio             488     0.830 to 0.866       405     0.54%   0.20% to 0.45%     (16.00%) to (5.25%)
  Travelers Quality Bond Portfolio          17,437     1.029 to 1.031    17,946     3.42%   0.20% to 0.45%         1.58% to 3.10%
  U.S. Government Securities Portfolio       6,127     1.175 to 1.178     7,216     3.02%   0.20% to 0.45%         5.27% to 5.67%
  Utilities Portfolio                          648              0.909       589     1.94%            0.45%                (23.36%)
TRAVELERS SERIES FUND INC
  AIM Capital Appreciation Portfolio         7,837     0.562 to 0.923     7,039       --    0.20% to 0.45%    (24.84%) to (23.85%)
  Alliance Growth Portfolio                 12,126     0.666 to 0.892    10,714     0.20%   0.20% to 0.45%    (19.64%) to (13.51%)
  MFS Total Return Portfolio                 8,824     1.172 to 1.194    10,490     2.97%   0.20% to 0.45%       (0.42%) to 1.53%
  Putnam Diversified Income Portfolio          426              1.038       443     8.25%            0.45%                  3.70%
  Smith Barney International All Cap
    Growth Portfolio                         2,829     0.518 to 0.681     1,924       --    0.20% to 0.45%    (31.42%) to (31.30%)
  Smith Barney Large Capitalization
    Growth Portfolio                         1,296     0.734 to 0.893     1,104       --    0.20% to 0.45%    (12.96%) to (12.20%)
  Van Kampen Enterprise Portfolio            2,376     0.571 to 0.783     1,594       --    0.20% to 0.45%    (21.62%) to (16.28%)
VARIABLE INSURANCE PRODUCTS FUND II
  Asset Manager Portfolio - Initial Class    2,479     0.891 to 0.969     2,382     3.46%   0.20% to 0.45%      (4.53%) to (4.30%)
  Contrafund(R) Portfolio - Service Class 2    529     0.809 to 0.812       430     0.54%   0.20% to 0.45%    (12.82%) to (12.69%)
VARIABLE INSURANCE PRODUCTS FUND III
  Mid Cap Portfolio - Service Class 2           19              1.040        19       --             0.20%                  4.31%

* Total  return  lowest and  highest  range  displayed  is  calculated  from the beginning  of the fiscal year to the end of the fiscal year except  where a unit value  inception date occurred  during the course of the current fiscal year. In this case, the inception date unit value is used in the computation.

                                      -81-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF UNITS FOR FUND UL III
     FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                   CAPITAL APPRECIATION FUND                       HIGH YIELD BOND TRUST
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                               ----           ----           ----            ----           ----           ----
Units beginning of year ................    22,690,773      7,652,695             --       4,317,967      1,362,519             --
Units purchased and transferred from
  other Travelers accounts .............    44,071,257     21,548,374      7,711,777      10,441,538      4,006,038      1,371,980
Units redeemed and transferred to
  other Travelers accounts .............   (29,947,623)    (6,510,296)       (59,082)     (6,009,782)    (1,050,590)        (9,461)
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................    36,814,407     22,690,773      7,652,695       8,749,723      4,317,967      1,362,519
                                           ===========    ===========    ===========    ============    ===========    ===========

                                                    MONEY MARKET PORTFOLIO                      AMERICAN CENTURY ULTRA FUND
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                               ----           ----           ----            ----           ----           ----
Units beginning of year ................    26,217,031     16,799,562             --              --             --             --
Units purchased and transferred from
  other Travelers accounts .............    99,351,190     34,218,071     17,767,544       2,871,608             --             --
Units redeemed and transferred to
  other Travelers accounts .............   (47,804,653)   (24,800,602)      (967,982)       (104,268)            --             --
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................    77,763,568     26,217,031     16,799,562       2,767,340             --             --
                                           ===========    ===========    ===========    ============    ===========    ===========

                                               CITISTREET DIVERSIFIED BOND FUND                 INTERMEDIATE-TERM BOND FUND
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                               ----           ----           ----            ----           ----           ----
Units beginning of year ................            --             --             --       5,235,969      2,298,702             --
Units purchased and transferred from
  other Travelers accounts .............    16,482,228             --             --       8,001,743      5,481,142      2,314,606
Units redeemed and transferred to
  other Travelers accounts .............   (14,068,050)            --             --     (13,237,712)    (2,543,875)       (15,904)
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................     2,414,178             --             --              --      5,235,969      2,298,702
                                           ===========    ===========    ===========    ============    ===========    ===========

                                                       CREDIT SUISSE TRUST
                                                   EMERGING MARKETS PORTFOLIO                           REIT SERIES
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                               ----           ----           ----            ----           ----           ----
Units beginning of year ................     1,216,038        206,300             --         223,818             --             --
Units purchased and transferred from
  other Travelers accounts .............       682,845      1,908,492        208,036       4,216,537        300,821             --
Units redeemed and transferred to
  other Travelers accounts .............      (650,246)      (898,754)        (1,736)     (2,855,347)       (77,003)            --
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................     1,248,637      1,216,038        206,300       1,585,008        223,818             --
                                           ===========    ===========    ===========    ============    ===========    ===========

                                      -82-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF UNITS FOR FUND UL III
     FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999 (CONTINUED)

                                                     SMALL CAP VALUE SERIES                      EAFE(R) EQUITY INDEX FUND
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                               ----           ----           ----            ----           ----           ----
Units beginning of year ................       396,703             --             --       3,628,032        172,586             --
Units purchased and transferred from
  other Travelers accounts .............     1,909,765      1,352,265             --       9,171,241      6,077,388        173,986
Units redeemed and transferred to
  other Travelers accounts .............      (949,936)      (955,562)            --      (4,149,126)    (2,621,942)        (1,400)
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................     1,356,532        396,703             --       8,650,147      3,628,032        172,586
                                           ===========    ===========    ===========    ============    ===========    ===========

                                                      SMALL CAP INDEX FUND                APPRECIATION PORTFOLIO - INITIAL CLASS
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                               ----           ----           ----            ----           ----           ----
Units beginning of year ................     3,698,716      1,003,936             --         336,497        176,578             --
Units purchased and transferred from
  other Travelers accounts .............     6,814,766      3,528,570      1,011,120       4,323,020        839,901        179,350
Units redeemed and transferred to
  other Travelers accounts .............    (3,594,598)      (833,790)        (7,184)     (1,012,830)      (679,982)        (2,772)
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................     6,918,884      3,698,716      1,003,936       3,646,687        336,497        176,578
                                           ===========    ===========    ===========    ============    ===========    ===========

                                              SMALL CAP PORTFOLIO - INITIAL CLASS           FRANKLIN SMALL CAP FUND - CLASS 2
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                               ----           ----           ----            ----           ----           ----
Units beginning of year ................     1,738,144        348,184             --           1,000             --             --
Units purchased and transferred from
  other Travelers accounts .............    11,154,045      2,214,812        350,747       3,087,944          1,000             --
Units redeemed and transferred to
  other Travelers accounts .............    (7,286,430)      (824,852)        (2,563)     (1,438,368)            --             --
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................     5,605,759      1,738,144        348,184       1,650,576          1,000             --
                                           ===========    ===========    ===========    ============    ===========    ===========

                                             DIVERSIFIED STRATEGIC INCOME PORTFOLIO      EQUITY INDEX PORTFOLIO - CLASS I SHARES
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                               ----           ----           ----            ----           ----           ----
Units beginning of year ................       346,484             --             --      14,382,280      2,769,408             --
Units purchased and transferred from
  other Travelers accounts .............       815,681        840,886             --      33,690,383     15,612,576      2,791,294
Units redeemed and transferred to
  other Travelers accounts .............      (603,016)      (494,402)            --     (21,741,464)    (3,999,704)       (21,886)
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................       559,149        346,484             --      26,331,199     14,382,280      2,769,408
                                           ===========    ===========    ===========    ============    ===========    ===========

                                      -83-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF UNITS FOR FUND UL III
     FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999 (CONTINUED)

                                              BALANCED PORTFOLIO - SERVICE SHARES      GLOBAL TECHNOLOGY PORTFOLIO - SERVICE SHARES
                                           -----------------------------------------   --------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                               ----           ----           ----            ----           ----           ----
Units beginning of year ................         1,000             --             --           1,000             --             --
Units purchased and transferred from
  other Travelers accounts .............     5,049,892          1,000             --       2,314,006          1,000             --
Units redeemed and transferred to
  other Travelers accounts .............    (3,876,376)            --             --      (1,811,003)            --             --
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................     1,174,516          1,000             --         504,003          1,000             --
                                           ===========    ===========    ===========    ============    ===========    ===========

                                          WORLDWIDE GROWTH PORTFOLIO - SERVICE SHARES                EQUITY PORTFOLIO
                                          -------------------------------------------   ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                               ----           ----           ----            ----           ----           ----
Units beginning of year ................       219,484             --             --         368,687             --             --
Units purchased and transferred from
  other Travelers accounts .............    11,525,781        220,758             --       1,769,653      1,929,811             --
Units redeemed and transferred to
  other Travelers accounts .............    (4,773,449)        (1,274)            --        (819,336)    (1,561,124)            --
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................     6,971,816        219,484             --       1,319,004        368,687             --
                                           ===========    ===========    ===========    ============    ===========    ===========

                                                                                           PUTNAM VT INTERNATIONAL GROWTH FUND -
                                                  TOTAL RETURN BOND PORTFOLIO                         CLASS IB SHARES
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                               ----           ----           ----            ----           ----           ----
Units beginning of year ................            --             --             --              --             --             --
Units purchased and transferred from
  other Travelers accounts .............     3,265,574             --             --          14,822             --             --
Units redeemed and transferred to
  other Travelers accounts .............      (101,544)            --             --            (116)            --             --
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................     3,164,030             --             --          14,706             --             --
                                           ===========    ===========    ===========    ============    ===========    ===========

                                                  PUTNAM VT SMALL CAP VALUE FUND -
                                                         CLASS IB SHARES                                CAPITAL FUND
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                               ----           ----           ----            ----           ----           ----
Units beginning of year ................            --             --             --         698,481         43,155             --
Units purchased and transferred from
  other Travelers accounts .............         2,931             --             --       2,040,009        771,435         43,504
Units redeemed and transferred to
  other Travelers accounts .............           (50)            --             --      (1,164,208)      (116,109)          (349)
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................         2,881             --             --       1,574,282        698,481         43,155
                                           ===========    ===========    ===========    ============    ===========    ===========

                                      -84-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF UNITS FOR FUND UL III
     FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999 (CONTINUED)

                                                          INVESTORS FUND                            STRATEGIC BOND FUND
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                               ----           ----           ----            ----           ----           ----
Units beginning of year ................     4,550,746      1,560,318             --         253,641          5,843             --
Units purchased and transferred from
  other Travelers accounts .............     8,333,549      4,083,478      1,571,346       1,766,987        309,621          6,071
Units redeemed and transferred to
  other Travelers accounts .............    (5,096,624)    (1,093,050)       (11,028)        (58,768)       (61,823)          (228)
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................     7,787,671      4,550,746      1,560,318       1,961,860        253,641          5,843
                                           ===========    ===========    ===========    ============    ===========    ===========

                                                       TOTAL RETURN FUND                      STRONG MULTI CAP VALUE FUND II
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                               ----           ----           ----            ----           ----           ----
Units beginning of year ................         1,000             --             --           1,000             --             --
Units purchased and transferred from
  other Travelers accounts .............           600        161,447             --              --          1,000             --
Units redeemed and transferred to
  other Travelers accounts .............          (600)      (160,447)            --              --             --             --
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................         1,000          1,000             --           1,000          1,000             --
                                           ===========    ===========    ===========    ============    ===========    ===========

                                            MONTGOMERY VARIABLE SERIES: GROWTH FUND             CONVERTIBLE BOND PORTFOLIO
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                               ----           ----           ----            ----           ----           ----
Units beginning of year ................         8,847             --             --         662,069         43,662             --
Units purchased and transferred from
  other Travelers accounts .............        13,879         95,037             --       5,779,920        739,748         44,013
Units redeemed and transferred to
  other Travelers accounts .............       (21,726)       (86,190)            --      (3,887,512)      (121,341)          (351)
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................         1,000          8,847             --       2,554,477        662,069         43,662
                                           ===========    ===========    ===========    ============    ===========    ===========

                                              DISCIPLINED MID CAP STOCK PORTFOLIO         DISCIPLINED SMALL CAP STOCK PORTFOLIO
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                               ----           ----           ----            ----           ----           ----
Units beginning of year ................       375,434         43,107             --           1,000             --             --
Units purchased and transferred from
  other Travelers accounts .............    10,857,939        652,638         43,456       2,291,225         43,594             --
Units redeemed and transferred to
  other Travelers accounts .............    (6,971,462)      (320,311)          (349)     (2,292,225)       (42,594)            --
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................     4,261,911        375,434         43,107              --          1,000             --
                                           ===========    ===========    ===========    ============    ===========    ===========

                                      -85-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF UNITS FOR FUND UL III
     FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999 (CONTINUED)

                                                     EQUITY INCOME PORTFOLIO              JURIKA & VOYLES CORE EQUITY PORTFOLIO
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                               ----           ----           ----            ----           ----           ----
Units beginning of year ................     3,639,659      1,441,520             --           1,000             --             --
Units purchased and transferred from
  other Travelers accounts .............    12,120,430      3,342,324      1,451,445          (1,000)         1,000             --
Units redeemed and transferred to
  other Travelers accounts .............    (4,869,938)    (1,144,185)        (9,925)             --             --             --
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................    10,890,151      3,639,659      1,441,520              --          1,000             --
                                           ===========    ===========    ===========    ============    ===========    ===========

                                                      LARGE CAP PORTFOLIO                  LAZARD INTERNATIONAL STOCK PORTFOLIO
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                               ----           ----           ----            ----           ----           ----
Units beginning of year ................     7,979,079      2,618,902             --       6,895,651      3,303,214             --
Units purchased and transferred from
  other Travelers accounts .............    12,355,943      6,113,884      2,637,905      10,236,575      5,475,698      3,326,495
Units redeemed and transferred to
  other Travelers accounts .............    (6,999,642)      (753,707)       (19,003)     (6,203,457)    (1,883,261)       (23,281)
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................    13,335,380      7,979,079      2,618,902      10,928,769      6,895,651      3,303,214
                                           ===========    ===========    ===========    ============    ===========    ===========

                                                  MFS EMERGING GROWTH PORTFOLIO                 MFS MID CAP GROWTH PORTFOLIO
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                               ----           ----           ----            ----           ----           ----
Units beginning of year ................    10,593,379      3,916,098             --         939,941         82,194             --
Units purchased and transferred from
  other Travelers accounts .............    20,445,962     10,093,464      3,946,576       6,280,435      1,169,143         82,887
Units redeemed and transferred to
  other Travelers accounts .............   (13,343,070)    (3,416,183)       (30,478)     (4,894,921)      (311,396)          (693)
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................    17,696,271     10,593,379      3,916,098       2,325,455        939,941         82,194
                                           ===========    ===========    ===========    ============    ===========    ===========

                                                     MFS RESEARCH PORTFOLIO                         MFS VALUE PORTFOLIO
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                               ----           ----           ----            ----           ----           ----
Units beginning of year ................       345,732         42,994             --           1,000             --             --
Units purchased and transferred from
  other Travelers accounts .............       486,252        562,250         43,344              --          1,000             --
Units redeemed and transferred to
  other Travelers accounts .............      (172,309)      (259,512)          (350)             --             --             --
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................       659,675        345,732         42,994           1,000          1,000             --
                                           ===========    ===========    ===========    ============    ===========    ===========

                                      -86-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF UNITS FOR FUND UL III
     FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999 (CONTINUED)

                                                SOCIAL AWARENESS STOCK PORTFOLIO                 STRATEGIC STOCK PORTFOLIO
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                               ----           ----           ----            ----           ----           ----
Units beginning of year ................            --             --             --           1,000             --             --
Units purchased and transferred from
  other Travelers accounts .............     1,059,679        300,604             --          29,011        349,718             --
Units redeemed and transferred to
  other Travelers accounts .............      (571,905)      (300,604)            --         (30,011)      (348,718)            --
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................       487,774             --             --              --          1,000             --
                                           ===========    ===========    ===========    ============    ===========    ===========

                                                TRAVELERS QUALITY BOND PORTFOLIO           U.S. GOVERNMENT SECURITIES PORTFOLIO
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                               ----           ----           ----            ----           ----           ----
Units beginning of year ................            --             --             --       5,129,556         62,467             --
Units purchased and transferred from
  other Travelers accounts .............    20,459,126             --             --      12,132,508     13,064,454         62,772
Units redeemed and transferred to
  other Travelers accounts .............    (3,021,949)            --             --     (11,135,146)    (7,997,365)          (305)
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................    17,437,177             --             --       6,126,918      5,129,556         62,467
                                           ===========    ===========    ===========    ============    ===========    ===========

                                                       UTILITIES PORTFOLIO                  AIM CAPITAL APPRECIATION PORTFOLIO
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                               ----           ----           ----            ----           ----           ----
Units beginning of year ................       216,324         45,475             --       3,215,655        949,091             --
Units purchased and transferred from
  other Travelers accounts .............       923,552        315,168         45,828       7,947,908      2,512,867        956,055
Units redeemed and transferred to
  other Travelers accounts .............      (492,029)      (144,319)          (353)     (3,326,937)      (246,303)        (6,964)
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................       647,847        216,324         45,475       7,836,626      3,215,655        949,091
                                           ===========    ===========    ===========    ============    ===========    ===========

                                                    ALLIANCE GROWTH PORTFOLIO                    MFS TOTAL RETURN PORTFOLIO
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                               ----           ----           ----            ----           ----           ----
Units beginning of year ................     9,668,617      4,193,981             --       3,001,455      1,345,156             --
Units purchased and transferred from
  other Travelers accounts .............    12,918,110      7,476,181      4,223,472       8,980,103      3,376,933      1,354,209
Units redeemed and transferred to
  other Travelers accounts .............   (10,460,730)    (2,001,545)       (29,491)     (3,157,762)    (1,720,634)        (9,053)
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................    12,125,997      9,668,617      4,193,981       8,823,796      3,001,455      1,345,156
                                           ===========    ===========    ===========    ============    ===========    ===========

                                      -87-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF UNITS FOR FUND UL III
     FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999 (CONTINUED)

                                                                                                 SMITH BARNEY INTERNATIONAL
                                              PUTNAM DIVERSIFIED INCOME PORTFOLIO                 ALL CAP GROWTH PORTFOLIO
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                               ----           ----           ----            ----           ----           ----
Units beginning of year ................       412,401         62,467             --       1,833,900        156,528             --
Units purchased and transferred from
  other Travelers accounts .............       133,727        393,938         62,772       2,551,601      1,800,350        156,833
Units redeemed and transferred to
  other Travelers accounts .............      (119,698)       (44,004)          (305)     (1,556,483)      (122,978)          (305)
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................       426,430        412,401         62,467       2,829,018      1,833,900        156,528
                                           ===========    ===========    ===========    ============    ===========    ===========

                                                         SMITH BARNEY
                                             LARGE CAPITALIZATION GROWTH PORTFOLIO           VAN KAMPEN ENTERPRISE PORTFOLIO
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                               ----           ----           ----            ----           ----           ----
Units beginning of year ................       707,548        301,335             --         538,839         85,037             --
Units purchased and transferred from
  other Travelers accounts .............     1,386,220      1,646,864        303,778       3,500,012        943,200         85,735
Units redeemed and transferred to
  other Travelers accounts .............      (797,827)    (1,240,651)        (2,443)     (1,662,715)      (489,398)          (698)
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................     1,295,941        707,548        301,335       2,376,136        538,839         85,037
                                           ===========    ===========    ===========    ============    ===========    ===========

                                            ASSET MANAGER PORTFOLIO - INITIAL CLASS      CONTRAFUND(R)PORTFOLIO - SERVICE CLASS 2
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                               ----           ----           ----            ----           ----           ----
Units beginning of year ................     1,853,714        306,860             --         293,040             --             --
Units purchased and transferred from
  other Travelers accounts .............     1,695,420      4,205,617        309,313         839,759        294,630             --
Units redeemed and transferred to
  other Travelers accounts .............    (1,070,303)    (2,658,763)        (2,453)       (603,587)        (1,590)            --
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................     2,478,831      1,853,714        306,860         529,212        293,040             --
                                           ===========    ===========    ===========    ============    ===========    ===========

                                              MID CAP PORTFOLIO - SERVICE CLASS 2                         COMBINED
                                           -----------------------------------------    ------------------------------------------
                                               2001           2000           1999            2001           2000           1999
                                               ----           ----           ----            ----           ----           ----
Units beginning of year ................            --             --             --     148,839,331     53,399,874             --
Units purchased and transferred from
  other Travelers accounts .............        18,789             --             --     448,612,680    170,380,190     54,638,249
Units redeemed and transferred to
  other Travelers accounts .............          (181)            --             --    (260,819,048)   (74,940,733)    (1,238,375)
                                           -----------    -----------    -----------    ------------    -----------    -----------
Units end of year ......................        18,608             --             --     336,632,963    148,839,331     53,399,874
                                           ===========    ===========    ===========    ============    ===========    ===========

                                      -88-

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors of The Travelers Insurance Company and
Owners of Variable Life Insurance Contracts of The Travelers Fund UL III for
  Variable Life Insurance:

We have  audited the  accompanying  statement of assets and  liabilities  of The
Travelers Fund UL III for Variable Life Insurance (comprised of the sub-accounts listed in note 1 to financial  statements)  (collectively,  "the Account") as of
December 31, 2001, and the related  statement of operations and the statement of changes in net assets for each of the years in the three-year period then ended, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility  is to  express  an opinion  on these  financial  statements  and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the  United  States of  America.  Those  standards  require  that we plan and perform the audit to obtain  reasonable  assurance  about  whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis,  evidence  supporting  the amounts and  disclosures in the financial statements.  Our procedures included confirmation of shares owned as of December
31, 2001, by  correspondence  with the underlying  funds. An audit also includes assessing the  accounting  principles  used and  significant  estimates  made by management,  as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion,  the financial  statements and financial  highlights referred to above present fairly, in all material  respects,  the financial  position of the
Account as of December 31, 2001,  the results of its  operations and the changes in its net assets for each of the years in the three-year period then ended, and the financial  highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                               /s/ KPMG  LLP

Hartford, Connecticut
March 15, 2002

                                      -89-

                              INDEPENDENT AUDITORS
                                    KPMG LLP
                              Hartford, Connecticut

This report is prepared for the general  information  of contract  owners and is not an offer of units of The Travelers  Fund UL III for Variable Life  Insurance
or shares of Fund UL III's underlying funds. It should not be used in connection with any offer except in conjunction  with the Prospectus for The Travelers Fund
UL III product(s) for Variable Life Insurance offered by The Travelers Insurance
Company  and the  Prospectuses  for the  underlying  funds,  which  collectively contain all pertinent information, including the applicable sales commissions.

Fund UL III (Annual) (12-01) Printed in U.S.A.

Independent Auditors’ Report

The Board of Directors and Shareholder
The Travelers Insurance Company:

We have audited the accompanying consolidated balance sheets of The Travelers Insurance Company and subsidiaries as of December 31, 2001 and 2000, and the related statements of income, changes in retained earnings and accumulated other changes in equity from nonowner sources, and cash flows for each of the years in the three-year period ended December 31, 2001. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and subsidiaries as of December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/KPMG LLP

Hartford, Connecticut
January 17, 2002, except as to
     Note 16, which is as of February 27, 2002

1

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
($ in millions)

	For the Year Ended December 31,

	2001	2000	1999

REVENUES
Premiums	$2,102	$1,966	$1,728
Net investment income	2,831	2,730	2,506
Realized investment gains (losses)	125	(77)	113
Fee income	537	505	432
Other revenues	107	130	89

Total Revenues	5,702	5,254	4,868

BENEFITS AND EXPENSES
Current and future insurance benefits	1,862	1,752	1,505
Interest credited to contractholders	1,179	1,038	937
Amortization of deferred acquisition costs	379	347	315
General and administrative expenses	371	463	519

Total Benefits and Expenses	3,791	3,600	3,276

Income from operations before federal income taxes and cumulative effects of changes in accounting principles	1,911	1,654	1,592
Federal income taxes
Current	471	462	409
Deferred	159	89	136

Total Federal Income Taxes	630	551	545

Income before cumulative effects of changes in accounting principles	1,281	1,103	1,047
Cumulative effect of change in accounting for derivative instruments and hedging activities, net of tax	(6)	—	—
Cumulative effect of change in accounting for securitized financial assets, net of tax	(3)	—	—

Net income	$1,272	$1,103	$1,047

See Notes to Consolidated Financial Statements.

2

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
($ in millions)

	At December 31,

	2001	2000

ASSETS
Fixed maturities, available for sale at fair value (including $2,309 and $1,494 subject to securities lending agreements)	$32,072	$26,812
Equity securities, at fair value	472	592
Mortgage loans	1,995	2,187
Real estate held for sale	55	31
Policy loans	1,208	1,249
Short-term securities	3,053	2,136
Trading securities, at fair value	1,880	1,870
Other invested assets	2,485	2,356

Total Investments	43,220	37,233

Cash	146	150
Investment income accrued	487	442
Premium balances receivable	137	97
Reinsurance recoverables	4,163	3,977
Deferred acquisition costs	3,461	2,989
Separate and variable accounts	24,837	24,006
Other assets	1,415	1,399

Total Assets	$77,866	$70,293

LIABILITIES
Contractholder funds	$22,810	$19,394
Future policy benefits and claims	14,221	13,300
Separate and variable accounts	24,837	23,994
Deferred federal income taxes	409	284
Trading securities sold not yet purchased, at fair value	891	1,109
Other liabilities	5,513	3,818

Total Liabilities	$68,681	$61,899

SHAREHOLDER’S EQUITY
Common stock, par value $2.50; 40 million shares authorized, issued and outstanding	100	100
Additional paid-in capital	3,869	3,848
Retained earnings	5,142	4,342
Accumulated other changes in equity from nonowner sources	74	104

Total Shareholder’s Equity	9,185	8,394

Total Liabilities and Shareholder’s Equity	$77,866	$70,293

See Notes to Consolidated Financial Statements.

3

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN RETAINED EARNINGS AND
ACCUMULATED OTHER CHANGES IN EQUITY FROM NONOWNER SOURCES
($ in millions)

	For the Year Ended December 31,

	2001	2000	1999

Statements of Changes in Retained Earnings
Balance, beginning of year	$4,342	$4,099	$3,602
Net income	1,272	1,103	1,047
Dividends to parent	472	860	550

Balance, end of year	$5,142	$4,342	$4,099

Statements of Accumulated Other Changes In Equity From Nonowner Sources
Balance, beginning of year	$104	$(398)	$598
Cumulative effect of accounting for derivative instruments and hedging activities, net of tax	(29)	0	0
Unrealized gains (losses), net of tax	68	501	(996)
Foreign currency translation, net of tax	(5)	1	0
Derivative instrument hedging activity losses, net of tax	(64)	0	0

Balance, end of year	$74	$104	$(398)

Summary of Changes in Equity From Nonowner Sources
Net Income	$1,272	$1,103	$1,047
Other changes in equity from nonowner sources	(30)	502	(996)

Total changes in equity from nonowner sources	$1,242	$1,605	$51

See Notes to Consolidated Financial Statements.

4

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
Increase (Decrease) in Cash
($ in millions)

	For the Year Ended December 31,

	2001	2000	1999

Cash Flows from Operating Activities
Premiums collected	$2,109	$1,986	$1,715
Net investment income received	2,430	2,489	2,365
Other revenues received	867	865	537
Benefits and claims paid	(1,176)	(1,193)	(1,094)
Interest credited to contractholders	(1,159)	(1,046)	(958)
Operating expenses paid	(1,000)	(970)	(1,013)
Income taxes paid	(472)	(490)	(393)
Trading account investments purchases, net	(92)	(143)	(80)
Other	(227)	(258)	(104)

Net Cash Provided by Operating Activities	1,280	1,240	975

Cash Flows from Investing Activities
Proceeds from maturities of investments
Fixed maturities	3,706	4,257	4,103
Mortgage loans	455	380	662
Proceeds from sales of investments
Fixed maturities	14,110	10,840	12,562
Equity securities	112	397	100
Real estate held for sale	6	244	219
Purchases of investments
Fixed maturities	(22,556)	(17,836)	(18,129)
Equity securities	(50)	(7)	(309)
Mortgage loans	(287)	(264)	(470)
Policy loans, net	41	9	599
Short-term securities (purchases) sales, net	(914)	(810)	316
Other investments (purchases), sales, net	103	(461)	(413)
Securities transactions in course of settlement, net	1,086	944	(463)

Net Cash Used in Investing Activities	(4,188)	(2,307)	(1,223)

Cash Flows from Financing Activities
Contractholder fund deposits	8,308	6,022	5,764
Contractholder fund withdrawals	(4,932)	(4,030)	(4,946)
Dividends to parent company	(472)	(860)	(550)
Net Cash Provided by Financing Activities	2,904	1,132	268

Net increase (decrease) in cash	(4)	65	20
Cash at December 31, previous year	150	85	65

Cash at December 31, current year	$146	$150	$85

See Notes to Consolidated Financial Statements.

5

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies used in the preparation of the accompanying financial statements follow.

Basis of Presentation

At December 31, 2001 and 2000, The Travelers Insurance Company (TIC, together with its subsidiaries, the Company), was a wholly owned subsidiary of The Travelers Insurance Group Inc. (TIGI), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup), a diversified holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. On February 4, 2002, TIGI changed its name to Travelers Property Casualty Corp. (TPC). The consolidated financial statements include the accounts of the Company and its insurance and non-insurance subsidiaries on a fully consolidated basis. The primary insurance entities of the Company are TIC and its subsidiaries, The Travelers Life and Annuity Company (TLAC), Primerica Life Insurance Company (Primerica Life), and its subsidiaries, Primerica Life Insurance Company of Canada, CitiLife Financial Limited (CitiLife) and National Benefit Life Insurance Company (NBL). Significant intercompan y transactions and balances have been eliminated. See Note 16.

The financial statements and accompanying footnotes of the Company are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to the 2001 presentation.

Accounting Changes

Accounting for Derivative Instruments and Hedging Activities

Effective January 1, 2001, the Company adopted the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities” (FAS 133). FAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the consolidated balance sheet and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a recognized asset or liability or of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction. The accounting for changes in the fair value of a derivative (that is, gains and losses) depends on the intended use of the derivative and the resulting designation.

As a result of adopting FAS 133, the Company recorded a charge of $6 million after tax, reflected as a cumulative catch-up adjustment in the consolidated statement of income and a charge of $29 million after tax, reflected as a cumulative catch-up adjustment in the accumulated other changes in equity from nonowner sources section of shareholder’s equity. During the twelve months ending December 31, 2001, the Company reclassified from accumulated other changes in equity from nonowner sources into net investment income $35 million of losses related to derivatives that were designated as cash flow hedges at transition.

Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets

In April 2001, the Company adopted the FASB Emerging Issues Task Force (EITF) 99-20, “Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets” (EITF 99-20). EITF 99-20 establishes guidance on the recognition and measurement of interest income and impairment on

6

certain investments, e.g., certain asset-backed securities. The recognition of impairment resulting from the adoption of EITF 99-20 was recorded as a cumulative catch-up adjustment. Interest income on beneficial interest falling within the scope of EITF 99-20 is to be recognized prospectively. As a result of adopting EITF 99-20, the Company recorded a charge of $3 million after tax, reflected as a cumulative catch-up adjustment in the consolidated statement of income. The implementation of this EITF did not have a significant impact on results of operations, financial condition or liquidity.

Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

In September 2000, the FASB issued Statement of Financial Accounting Standards No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of FASB Statement No. 125” (FAS 140). Provisions of FAS 140 primarily relating to transfers of financial assets and securitizations that differ from provisions of “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” (FAS 125) are effective for transfers taking place after March 31, 2001. Special purpose entities (SPEs) used in securitizations that are currently qualifying SPEs under FAS 125 will continue to be treated as qualifying SPEs so long as they issue no new beneficial interests and accept no new asset transfers after March 31, 2001, other than transfers committed to prior to that date. Under FAS 140 qualifying SPEs are not consolidated by the transferor. FAS 140 also amends the accounting for collateral and requires n ew disclosures for collateral, securitizations, and retained interests in securitizations. These provisions are effective for financial statements for fiscal years ending after December 15, 2000. The accounting for collateral, as amended, requires (a) certain assets pledged as collateral to be separately reported in the consolidated balance sheet from assets not so encumbered and (b) disclosure of assets pledged as collateral that have not been reclassified and separately reported. The adoption of FAS 140 did not have a significant effect on the Company’s results of operations, financial condition or liquidity. See Note 4.

Accounting Standards Not Yet Adopted

Business Combinations, Goodwill and Other Intangible Assets

In July 2001, the FASB issued Statements of Financial Accounting Standards No. 141, “Business Combinations” (FAS 141) and No. 142, “Goodwill and Other Intangible Assets” (FAS 142). These standards change the accounting for business combinations by, among other things, prohibiting the prospective use of pooling-of-interests accounting and requiring companies to stop amortizing goodwill and certain intangible assets with an indefinite useful life created by business combinations accounted for using the purchase method of accounting. Instead, goodwill and intangible assets deemed to have an indefinite useful life will be subject to an annual review for impairment. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. The Company will apply the new rules on accounting for goodwill and other intangible assets in the first quarter of 2002 and for purchase business combinations consummated a fter June 30, 2001.

Upon adoption, the Company will stop amortizing goodwill and indefinite-lived intangible assets. Based on the current levels of these assets, this would reduce general and administrative expenses and increase net income by approximately $11 million in 2002. In addition, the Company has performed the transitional impairment tests using the fair value approach required by the new standard. Based upon these tests, the Company does not anticipate impairing goodwill or other intangible assets as of January 1, 2002.

Asset Retirement Obligations

In June 2001, the FASB issued Statement of Financial Accounting Standards No. 143, “Accounting for Asset Retirement Obligations” (FAS 143). FAS 143 changes the measurement of an asset retirement obligation from a cost-accumulation approach to a fair value approach, where the fair value (discounted value) of an asset retirement obligation is recognized as a liability in the period in which it is incurred and accretion expense is recognized using the credit-adjusted risk-free interest rate in effect when the liability was initially recognized. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset and subsequently amortized into expense. The pre-FAS 143 prescribed practice of reporting a retirement obligation as a contra-asset will no longer be allowed. The Company is in the process of assessing the impact of the new standard that will take effect on January 1, 2003.

7

Impairment or Disposal of Long-Lived Assets

In August 2001, the FASB issued Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (FAS 144). FAS 144 establishes a single accounting model for long-lived assets to be disposed of by sale. A long-lived asset classified as held for sale is to be measured at the lower of its carrying amount or fair value less cost to sell. Depreciation (amortization) is to cease. Impairment is recognized only if the carrying amount of a long-lived asset is not recoverable from its undiscounted cash flows and is measured as the difference between the carrying amount and fair value of the asset. Long-lived assets to be abandoned, exchanged for a similar productive asset, or distributed to owners in a spin-off are considered held and used until disposed of. Accordingly, discontinued operations are no longer to be measured on a net realizable value basis, and future operating losses are no longer recognized before they occur.

The Company will adopt FAS 144 effective January 1, 2002. The provisions of the new standard are generally to be applied prospectively and are not expected to significantly affect the Company’s results of operations, financial condition or liquidity.

Accounting Policies

Investments

Fixed maturities include bonds, notes and redeemable preferred stocks. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment.

Also included in fixed maturities are loan-backed and structured securities, which are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual historical and projected future cash flows, which are obtained from a widely accepted securities data provider. Fixed maturities, including instruments subject to securities lending agreements (see Note 4), are classified as “available for sale” and are reported at fair value, with unrealized investment gains and losses, net of income taxes, credited or charged directly to shareholder’s equity.

Equity securities, which include common and non-redeemable preferred stocks, are classified as “available for sale” and carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder’s equity, net of income taxes.

Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market. Impaired loans were insignificant at December 31, 2001 and 2000.

Real estate held for sale is carried at the lower of cost or fair value less estimated cost to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other accepted techniques. Thereafter, an allowance for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell. There was no such allowance at December 31, 2001 and 2000.

Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost, which approximates fair value.

Trading securities and related liabilities are normally held for periods less than six months. These investments are marked to market with the change recognized in net investment income during the current period.

Other invested assets include partnership investments and real estate joint ventures accounted for on the equity method of accounting. Undistributed income is reported in net investment income. Also included in other invested assets is an investment in Citigroup Preferred Stock. See Note 13.

8

Accrual of income is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received. Investments in default at December 31, 2001 and 2000 were insignificant.

Derivative Financial Instruments

The Company uses derivative financial instruments, including financial futures contracts, interest rate swaps, currency swaps, equity swaps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price change and foreign currency risk. The Company, through Tribeca Investments LLC, a subsidiary that is a broker-dealer, holds and issues derivative instruments for trading purposes. (See Note 11 for a more detailed description of the Company’s derivative use.) Derivative financial instruments in a gain position are reported in the consolidated balance sheet in other invested assets while derivative financial instruments in a loss position are reported in the consolidated balance sheet in other liabilities.

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge which includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative has to be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged.

For fair value hedges, in which derivatives hedge the fair value of assets and liabilities, changes in the fair value of derivatives are reflected in realized investment gains (losses), together with changes in the fair value of the related hedged item. The Company’s fair value hedges are primarily of available-for-sale securities.

For cash flow hedges, the accounting treatment depends on the effectiveness of the hedge. To the extent that derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives’ fair value will not be included in current earnings but are reported in the accumulated other changes in equity from nonowner sources in shareholder’s equity. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in realized investment gains (losses). The Company’s cash flow hedges primarily include hedges of foreign denominated funding agreements and floating rate available-for-sale securities.

For net investment hedges, in which derivatives hedge the foreign currency exposure of a net investment in a foreign operation, the accounting treatment will similarly depend on the effectiveness of the hedge. The effective portion of the change in fair value of the derivative, including any forward premium or discount, is reflected in the accumulated other changes in equity from nonowner sources as part of the foreign currency translation adjustment in shareholder’s equity. The ineffective portion is reflected in realized investment gains (losses).

Derivatives that are used to hedge instruments that are carried at fair value, or do not qualify as hedges under the new rules, are also carried at fair value with changes in value reflected in realized investment gains (losses).

The effectiveness of these hedging relationships is evaluated on a retrospective and prospective basis using quantitative measures of correlation. If a hedge relationship is found to be ineffective, it no longer qualifies as a hedge and any excess gains or losses attributable to such ineffectiveness as well as subsequent changes in fair value are recognized in realized investment gains (losses).

For those hedge relationships that are terminated, hedge designations removed, or forecasted transactions that are no longer expected to occur, the hedge accounting treatment described in the paragraphs above will no longer apply. For fair value hedges, any changes to the hedged item remain as part of the basis of the asset or liability and are ultimately reflected as an element of the yield. For cash flow hedges, any changes in fair value of the end-user derivative remain in the accumulated other changes in equity from nonowner sources in shareholder’s equity and are included in earnings of future periods when earnings are also affected by the variability of the hedged cash flow. If the hedged relationship is discontinued because a forecasted transaction will not occur when scheduled, any changes in fair value of the end-user derivative are immediately reflected in realized investment gains (losses).

Financial instruments with embedded derivatives:

The Company bifurcates an embedded derivative where a.) the economic characteristics and risks of the embedded instrument are not clearly and closely related to the economic characteristics and risks of the host contract, b.) the

9

entire instrument would not otherwise be remeasured at fair value and c.) a separate instrument with the same terms of the embedded instrument would meet the definition of a derivative under FAS 133.

The Company purchases investments that have embedded derivatives, primarily convertible debt securities. These embedded derivatives are carried at fair value with changes in value reflected in realized investment gains (losses). Derivatives embedded in convertible debt securities are classified in the consolidated balance sheet as fixed maturity securities, consistent with the host instruments.

The Company markets certain insurance contracts that have embedded derivatives, primarily variable annuity contracts with put options. These embedded derivatives are carried at fair value with changes in value reflected in realized investment gains (losses) consistent with the hedge instrument. Derivatives embedded in variable annuity contracts are classified in the consolidated balance sheet as future policyholder benefits and claims.

Prior to the adoption of FAS 133 on January 1, 2001, end-user derivatives designated as qualifying hedges were accounted for consistent with the risk management strategy as follows. Derivatives used for hedging purposes were generally accounted for using hedge accounting. Changes in value of the derivatives which were expected to substantially offset the changes in value of the hedged items qualified for hedge accounting. Hedges were monitored to ensure that there was a high correlation between the derivative instrument and the hedged investment. Derivatives that did not qualify for hedge accounting were marked to market with changes in market value reflected in the consolidated statement of income as realized gains (losses).

Payments to be received or made under interest rate swaps were accrued and recognized in net investment income. Swaps hedging investments were carried at fair value with unrealized gains (losses), net of taxes, charged directly to shareholder’s equity. Interest rate and currency swaps hedging liabilities were treated as off-balance sheet instruments. Gains and losses arising from financial future contracts were used to adjust the basis of hedged investments and were recognized in net investment income over the life of the investment. Gains and losses arising from equity index options were marked to market with changes in market value reflected in realized investment gains (losses). Forward contracts hedging investments were marked to market based on changes in the spot rate with changes in market value reflected in realized investment gains (losses) and any forward premium or discount was recognized in net investment income over the life of the contract. Gains and losses from forward contracts hedging foreign operations were carried at fair value with unrealized gains (losses), net of taxes, charged directly to shareholder’s equity.

Investment Gains and Losses

Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Other-than-temporary declines in fair value of investments are included in realized investment gains and losses. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company. The foreign exchange effects of Canadian operations are included in unrealized gains and losses.

Deferred Acquisition Costs

Costs of acquiring individual life insurance and annuities, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance, including term insurance, are amortized in relation to anticipated premiums. Universal life costs are amortized in relation to estimated gross profits, and annuity contracts employ a level yield method. For life insurance, a 15 to 20-year amortization period is used, and a 7 to 20-year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income.

Value of Insurance in Force

The value of insurance in force is an asset that was recorded at the time of acquisition of the Company by Citigroup’s predecessor. It represents the actuarially determined present value of anticipated profits to be realized from life insurance, annuities and health contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at interest rates ranging from 14% to 18%. Traditional life

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insurance and guaranteed renewable health policies are amortized in relation to anticipated premiums; universal life is amortized in relation to estimated gross profits; and annuity contracts are amortized employing a level yield method. The value of insurance in force, which is included in other assets, is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income. The carrying value at December 31, 2001 and 2000 was $144 million and $170 million, respectively.

Separate and Variable Accounts

Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at market value.

Certain other separate accounts provide guaranteed levels of return or benefits and the assets of these accounts are primarily carried at market value. Amounts assessed to the contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

Goodwill and Intangible Assets

Goodwill and intangible assets are included in other assets. Prior to the adoption of FASB Statements of Financial Accounting Standards No. 141 “Business Combinations” (FAS 141) and No. 142 “Goodwill and Other Intangible Assets” (FAS 142), which will be applied to goodwill and intangible assets in the first quarter of 2002, goodwill is being amortized on a straight-line basis principally over a 40-year period. The carrying amount of $336 million and $334 million of goodwill and other intangible assets at December 31, 2001 and 2000, respectively, is regularly reviewed for indication of impairment in value that in the view of management would be other than temporary. If it is determined that goodwill and other intangible assets are unlikely to be recovered, impairment is recognized on a discounted cash flow basis.

Upon adoption of FAS 141 and FAS 142, the Company will stop amortizing goodwill and intangible assets deemed to have an infinite useful life. Instead, these assets will be subject to an annual review for impairment. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. See Note 1, Summary of Significant Accounting Policies, Accounting Standards Not Yet Adopted.

Contractholder Funds

Contractholder funds represent receipts from the issuance of universal life, corporate owned life insurance, pension investment and certain deferred annuity contracts. Contractholder fund balances are increased by such receipts and credited interest and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 1.9% to 14.0%.

Future Policy Benefits

Future policy benefits represent liabilities for future insurance policy benefits. Benefit reserves for life insurance and annuities have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 2.5% to 8.1%, including adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration. Appropriate recognition has been given to experience rating and reinsurance.

Guaranty Fund and Other Insurance Related Assessments

Included in Other Liabilities is the Company’s estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company’s share of premium written or received in one or more years prior to an insolvency occurring in the industry. Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 2001 and 2000, the Company had a liability of $22.3 million and $22.5 million, respectively, for guaranty fund assessments and a related premium tax offset recoverable of $4.3 million and $3.4 million, respectively. The assessments are expected to be paid over

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a period of 3 to 5 years and the premium tax offsets are expected to be realized over a period of 10 to 15 years.

Permitted Statutory Accounting Practices

The Company’s insurance subsidiaries, domiciled principally in Connecticut and Massachusetts, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of the states of domicile. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The impact of any permitted accounting practices on statutory surplus of the Company is not material.

Premiums

Premiums are recognized as revenues when due. Reserves are established for the portion of premiums that will be earned in future periods and for deferred profits on limited-payment policies that are being recognized in income over the policy term.

Fee Income

Fee income includes mortality, administrative and equity protection charges, as well as universal life and variable annuity separate account management fees.

Other Revenues

Other revenues include surrender, penalties and other charges related to annuity and universal life contracts. Also included are revenues of non-insurance subsidiaries and amortization of deferred income.

Current and Future Insurance Benefits

Current and future insurance benefits represent charges for mortality and morbidity related to fixed annuities, universal life, term life and health insurance benefits.

Interest Credited to Contractholders

Interest credited to contractholders represents amounts earned by universal life, corporate owned life insurance, pension investment and certain deferred annuity contracts in accordance with contract provisions.

Federal Income Taxes

The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

Stock-Based Compensation

The Company accounts for the stock-based compensation plans using the accounting method prescribed by Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” (APB 25), and has included in the Notes to Consolidated Financial Statements the pro forma disclosures required by Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation” (FAS 123). See Note 13. The Company accounts for its stock-based non-employee compensation plans at fair value.

2.   BUSINESS DISPOSITION

Effective July 1, 2000, the Company sold 90% of its individual long-term care insurance business to General Electric Capital Assurance Company and its subsidiary in the form of indemnity reinsurance arrangements. The proceeds were $410 million, resulting in a deferred gain of approximately $150 million after-tax. The deferred gain will be amortized in relation to anticipated premiums. After-tax amortization amounted to $21 million and $5 million in

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2001 and 2000, respectively. Earned premiums were $25 million, $138 million and $230 million in 2001, 2000 and 1999, respectively.

3.   OPERATING SEGMENTS

The Company has two reportable business segments that are separately managed due to differences in products, services, marketing strategy and resource management. The business of each segment is maintained and reported through separate legal entities within the Company. The management groups of each segment report separately to the common ultimate parent, Citigroup Inc.

Travelers Life & Annuity (TLA) core offerings include individual annuity, individual life, corporate owned life insurance (COLI) and group annuity insurance products distributed by TIC and TLAC principally under the Travelers name. Among the range of individual products offered are fixed and variable deferred annuities, payout annuities and term, universal and variable life insurance. The COLI product is a variable universal life product distributed through independent specialty brokers. The group products include institutional pensions, including guaranteed investment contracts (GICs), payout annuities, group annuities sold to employer-sponsored retirement and savings plans and structured finance transactions. The majority of the annuity business and a substantial portion of the life business written by TLA are accounted for as investment contracts, with the result that the deposits collected are reported as liabilities and are not included in revenues.

The Primerica Life Insurance business segment consolidates primarily the business of Primerica Life, Primerica Life Insurance Company of Canada, CitiLife and NBL. The Primerica Life Insurance business segment offers individual life products, primarily term insurance, to customers through a nationwide sales force of approximately 96,000 full and part-time licensed Personal Financial Analysts.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies (see Note 1), except that management also includes receipts on long-duration contracts (universal life-type and investment contracts) as deposits along with premiums in measuring business volume. The amount of investments in equity method investees and total expenditures for additions to long-lived assets other than financial instruments, long-term customer relationships of a financial institution, mortgage and other servicing rights, and deferred tax assets, were not material.

Business Segment Information:

At and for the year Ended December 31, 2001 ($ in millions)	Travelers Life & Annuity	Primerica Life Insurance	Total

Business Volume:
Premiums	$957	$1,145	$2,102
Deposits	13,067	—	13,067

Total business volume	$14,024	$1,145	$15,169
Net investment income	2,530	301	2,831
Interest credited to contractholders	1,179	-	1,179
Amortization of deferred acquisition costs	171	208	379
Total expenditures for deferred acquisition costs	553	298	851
Federal income taxes (FIT) on Operating Income	377	209	586
Operating Income (excludes realized gains or losses and the related FIT)	$801	$399	$1,200
Segment Assets	$69,836	$8,030	$77,866

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At and for the year Ended December 31, 2000 ($ in millions)	Travelers Life & Annuity	Primerica Life Insurance	Total

Business Volume:
Premiums	$860	$1,106	$1,966
Deposits	11,536	—	11,536
Total business volume	$12,396	$1,106	$13,502
Net investment income	2,450	280	2,730
Interest credited to contractholders	1,038	-	1,038
Amortization of deferred acquisition costs	166	181	347
Total expenditures for deferred acquisition costs	520	272	792
Federal income taxes (FIT) on Operating Income	381	197	578
Operating Income (excludes realized gains or losses and the related FIT)	$777	$376	$1,153
Segment Assets	$62,771	$7,522	$70,293

At and for the year Ended December 31, 1999 ($ in millions)	Travelers Life & Annuity	Primerica Life Insurance	Total

Business Volume:
Premiums	$656	$1,072	$1,728
Deposits	10,639	—	10,639

Total business volume	$11,295	$1,072	$12,367
Net investment income	2,249	257	2,506
Interest credited to contractholders	937	-	937
Amortization of deferred acquisition costs	127	188	315
Total expenditures for deferred acquisition costs	430	256	686
Federal income taxes (FIT) on Operating Income	319	186	505
Operating Income (excludes realized gains or losses and the related FIT)	$619	$355	$974
Segment Assets	$56,615	$6,916	$63,531

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Business Segment Reconciliation:

	At and for the years ended December 31,

($ in millions)	2001	2000	1999

Business Volume and Revenues
Total business volume	$15,169	$13,502	$12,367
Other revenues, including fee income	644	635	521
Elimination of deposits	(13,067)	(11,536)	(10,639)

Revenue from external sources	2,746	2,601	2,249
Net investment income	2,831	2,730	2,506
Realized investment gains (losses)	125	(77)	113

Total revenues	$5,702	$5,254	$4,868

Operating Income
Total operating income of business segments	$1,200	$1,153	$974
Realized investment gains (losses), net of tax	81	(50)	73
Cumulative effect of change in accounting for derivative instruments and hedging activities, net of tax	(6)	-	-
Cumulative effect of change in accounting for securitized financial assets, net of tax	(3)	-	-

Income from continuing operations	$1,272	$1,103	$1,047

Assets

Total assets of business segments	$77,866	$70,293	$63,531

Business Volume and Revenues
Individual Annuities	$7,166	$7,101	$5,816
Group Annuities	8,383	6,563	6,572
Individual Life and Health Insurance	2,854	2,445	2,424
Other (a)	366	681	695
Elimination of deposits	(13,067)	(11,536)	(10,639)

Total revenue	$5,702	$5,254	$4,868

             (a)   Other represents revenue attributable to unallocated capital and run-off businesses.

The Company’s revenue was derived almost entirely from U.S. domestic business. Revenue attributable to foreign countries was insignificant.

The Company had no transactions with a single customer representing 10% or more of its revenue.

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4.   INVESTMENTS

Fixed Maturities

The amortized cost and fair value of investments in fixed maturities were as follows:

December 31, 2001 ($ in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Available For Sale:
Mortgage-backed securities – CMOs and pass-through securities	$6,654	$116	$57	$6,713
U.S. Treasury securities and obligations of U.S. Government and government agencies and authorities	1,677	8	63	1,622
Obligations of states, municipalities and political subdivisions	108	4	1	111
Debt securities issued by foreign governments	810	46	5	851
All other corporate bonds	17,904	482	260	18,126
Other debt securities	4,406	154	86	4,474
Redeemable preferred stock	171	12	8	175

Total Available For Sale	$31,730	$822	$480	$32,072

December 31, 2000 ($ in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Available For Sale:
Mortgage-backed securities – CMOs and pass-through securities	$5,492	$169	$34	$5,627
U.S. Treasury securities and obligations of U.S. Government and government agencies and authorities	1,141	71	5	1,207
Obligations of states, municipalities and political subdivisions	168	14	1	181
Debt securities issued by foreign governments	761	18	14	765
All other corporate bonds	14,575	269	253	14,591
Other debt securities	4,217	87	59	4,245
Redeemable preferred stock	201	14	19	196

Total Available For Sale	$26,555	$642	$385	$26,812

Proceeds from sales of fixed maturities classified as available for sale were $14.1 billion, $10.8 billion and $12.6 billion in 2001, 2000 and 1999, respectively. Gross gains of $633 million, $213 million and $200 million and gross losses of $426 million, $432 million and $223 million in 2001, 2000 and 1999, respectively, were realized on those sales.

Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote are not available amounted to $4.6 billion and $4.8 billion at December 31, 2001 and 2000, respectively.

The amortized cost and fair value of fixed maturities at December 31, 2001, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

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($ in millions)	Amortized Cost	Fair Value

Maturity:
Due in one year or less	$1,843	$1,868
Due after 1 year through 5 years	9,206	9,401
Due after 5 years through 10 years	7,578	7,649
Due after 10 years	6,449	6,441

	25,076	25,359

Mortgage-backed securities	6,654	6,713

Total Maturity	$31,730	$32,072

The Company makes investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company’s investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class and last cash flow tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

At December 31, 2001 and 2000, the Company held CMOs classified as available for sale with a fair value of $4.5 billion and $4.4 billion, respectively. Approximately 38% and 49%, respectively, of the Company’s CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 2001 and 2000. In addition, the Company held $2.1 billion and $1.1 billion of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 2001 and 2000, respectively. All of these securities are rated AAA.

The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. The Company generally receives cash collateral from the borrower, equal to at least the market value of the loaned securities plus accrued interest, and reinvests it in short-term securities. The loaned securities remain a recorded asset of the Company, however, the Company records a liability for the amount of the collateral held, representing its obligation to return the collateral related to these loaned securities, and reports that liability as part of other liabilities in the consolidated balance sheet. At December 31, 2001 and 2000, the Company held collateral of $2.4 billion and $1.5 billion, respectively.

Equity Securities

The cost and fair values of investments in equity securities were as follows:

Equity Securities: ($ in millions)	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

December 31, 2001
Common stocks	$96	$11	$6	$101
Non-redeemable preferred stocks	375	8	12	371

Total Equity Securities	$471	$19	$18	$472

December 31, 2000
Common stocks	$139	$11	$25	$125
Non-redeemable preferred stocks	492	7	32	467

Total Equity Securities	$631	$18	$57	$592

Proceeds from sales of equity securities were $112 million, $397 million and $100 million in 2001, 2000 and 1999, respectively. Gross gains of $10 million, $107 million and $15 million and gross losses of $109 million, $16 million and $8 million in 2001, 2000 and 1999, respectively, were realized on those sales.

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Mortgage Loans and Real Estate

At December 31, 2001 and 2000, the Company’s mortgage loan and real estate portfolios consisted of the following:

($ in millions)	2001	2000

Current Mortgage Loans	$1,976	$2,144
Underperforming Mortgage Loans	19	43

Total Mortgage Loans	1,995	2,187

Real Estate —Foreclosed	42	18
Real Estate — Investment	13	13

Total Real Estate	55	31

Total Mortgage Loans and Real Estate	$2,050	$2,218

Underperforming mortgage loans include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

Aggregate annual maturities on mortgage loans at December 31, 2001 are as follows:

Year Ending December 31, ($ in millions)

2002	$139
2003	174
2004	133
2005	132
2006	206
Thereafter	1,211

Total	$1,995

Trading Securities

Trading securities of the Company are held in Tribeca Investments LLC. See Note 11.

The Company’s trading portfolio investments and related liabilities are normally held for periods less than six months. Therefore, expected future cash flows for these assets and liabilities are expected to be realized in less than one year.

Other invested assets

Other invested assets are composed of the following:

($ in millions)	2001	2000

Investment in Citigroup preferred stock	$987	$987
Partnership investments	949	807
Real estate joint ventures	520	535
Other	29	27

Total	$2,485	$2,356

Concentrations

At December 31, 2001 and 2000, the Company had an investment in Citigroup Preferred Stock of $987 million. See Note 13.

The Company maintains a short-term investment pool for its insurance affiliates in which the Company also participates. See Note 13.

The Company had concentrations of investments, primarily fixed maturities at fair value, in the following industries:

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($ in millions)	2001	2000

Electric Utilities	$3,883	$2,244
Banking	1,944	2,078
Finance	1,633	1,836

The Company held investments in foreign banks in the amount of $954 million and $1,082 million at December 31, 2001 and 2000, respectively, which are included in the table above. Below investment grade assets included in the categories of the preceding table totaled $401 million in 2001 and $214 million in 2000.

Included in fixed maturities are below investment grade assets totaling $2.3 billion and $2.0 billion at December 31, 2001 and 2000, respectively. The Company defines its below investment grade assets as those securities rated Ba1 (or its equivalent) or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade.

Included in mortgage loans were the following group concentrations:

	2001	2000

State
California	$788	$734
New York	203	208
Property Type
Agricultural	$1,131	$1,006
Office	471	661

The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, credit limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company’s underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

Non-Income Producing Investments

Investments included in the consolidated balance sheets that were non-income producing for the preceding 12 months were insignificant.

Restructured Investments

The Company had mortgage loans and debt securities that were restructured at below market terms at December 31, 2001 and 2000. The balances of the restructured investments were insignificant. The new terms typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such loans was insignificant in 2001 and 2000. Interest on these assets, included in net investment income, was also insignificant in 2001 and 2000.

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Net Investment Income

	For The Year Ended December 31,

($ in millions)	2001	2000	1999

Gross Investment Income
Fixed maturities	$2,328	$2,061	$1,806
Mortgage loans	210	223	235
Trading	131	208	141
Joint ventures and partnerships	71	150	141
Other, including policy loans	218	237	287

Total gross investment income	2,958	2,879	2,610

Investment expenses	127	149	104

Net investment income	$2,831	$2,730	$2,506

Realized and Unrealized Investment Gains (Losses)

Net realized investment gains (losses) for the periods were as follows:

	For The Year Ended December 31,

($ in millions)	2001	2000	1999

Realized Investment Gains (Losses)
Fixed maturities	$207	$(219)	$(23)
Equity securities	(99)	91	7
Mortgage loans	5	27	29
Real estate held for sale	3	25	108
Other	9	(1)	(8)

Total realized investment gains (losses)	$125	$(77)	$113

Changes in net unrealized investment gains (losses) that are reported in accumulated other changes in equity from nonowner sources were as follows:

	For The Year Ended December 31,

($ in millions)	2001	2000	1999

Unrealized Investment Gains (Losses)
Fixed maturities	$85	$891	$(1,554)
Equity securities	40	(132)	49
Other	(20)	13	(30)

Total unrealized investment gains (losses)	105	772	(1,535)

Related taxes	37	271	(539)
Change in unrealized investment gains (losses)	68	501	(996)
Balance beginning of year	103	(398)	598

Balance end of year	$171	$103	$(398)

5.   REINSURANCE

The Company uses reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured.

Since 1997 universal life business has been reinsured under an 80%/20% quota share reinsurance program and term life business has been reinsured under a 90%/10% quota share reinsurance program. Maximum retention of $2.5

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million is generally reached on policies in excess of $12.5 million. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $2.5 million. Total in-force business ceded under reinsurance contracts is $285.7 billion and $252.5 billion at December 31, 2001 and 2000.

Effective July 1, 2000 the Company sold 90% of its individual long-term care insurance business to General Electric Capital Assurance Company and its subsidiary in the form of indemnity reinsurance arrangements. Written premiums ceded per these arrangements were $233.3 million and $123.4 million in 2001 and 2000, respectively, and earned premiums ceded were $240.1 million and $117.3 million in 2001 and 2000, respectively.

The Company writes workers’ compensation business through its Accident Department. This business is ceded 100% to an affiliate, The Travelers Indemnity Company.

A summary of reinsurance financial data reflected within the consolidated statements of income and balance sheets is presented below ($ in millions):

	For the years ending December 31,

	2001	2000	1999

Written Premiums
Direct	$2,848	$2,634	$2,274
Assumed from:
Non-affiliated companies	1	—	—
Ceded to:
Affiliated companies	(146)	(195)	(206)
Non-affiliated companies	(591)	(465)	(322)

Total Net Written Premiums	$2,112	$1,974	$1,746

	2001	2000	1999

Earned Premiums
Direct	$2,879	$2,644	$2,248
Assumed from:
Non-affiliated companies	1	—	—
Ceded to:
Affiliated companies	(180)	(216)	(193)
Non-affiliated companies	(598)	(462)	(327)

Total Net Earned Premiums	$2,102	$1,966	$1,728

Reinsurance recoverables at December 31, 2001 and 2000 include amounts recoverable on unpaid and paid losses and were as follows ($ in millions):

	2001	2000

Reinsurance Recoverables
Life and Accident and Health Business:
Non-affiliated companies	$2,282	$2,024
Property-Casualty Business:
Affiliated companies	1,881	1,953

Total Reinsurance Recoverables	$4,163	$3,977

Reinsurance recoverables include $1,060 million and $820 million from General Electric Capital Assurance Company, and also include $500 million and $539 million, from The Metropolitan Life Insurance Company at December 31, 2001 and 2000, respectively.

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6.   DEPOSIT FUNDS AND RESERVES

At December 31, 2001 and 2000, the Company had $34.1 billion and $29.7 billion of life and annuity deposit funds and reserves, respectively. Of that total, $19.1 billion and $16.4 billion is not subject to discretionary withdrawal based on contract terms. The remaining $15.0 billion and $13.3 billion is for life and annuity products that are subject to discretionary withdrawal by the contractholder. Included in the amounts that are subject to discretionary withdrawal is $4.2 billion and $2.9 billion of liabilities that are surrenderable with market value adjustments. Also included are an additional $5.0 billion and $4.9 billion of life insurance and individual annuity liabilities which are subject to discretionary withdrawals, and have an average surrender charge of 4.7% and 4.5%, respectively. In the payout phase, these funds are credited at significantly reduced interest rates. The remaining $5.8 billion and $5.5 billion of liabilities are surrenderable without charge. More than 10.2% and 10.5% of these relate to individual life products for 2001 and 2000, respectively. These risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent against withdrawal by long-term policyholders. Insurance liabilities that are surrendered or withdrawn are reduced by outstanding policy loans and related accrued interest prior to payout.

7.   FEDERAL INCOME TAXES

Effective Tax Rate

	For the year ended December 31,

($ in millions)	2001	2000	1999

Income Before Federal Income Taxes	$1,911	$1,654	$1,592
Statutory Tax Rate	35%	35%	35%

Expected Federal Income Taxes	669	579	557
Tax Effect of:
Non-taxable investment income	(20)	(19)	(19)
Other, net	(19)	(9)	7

Federal Income Taxes	$630	$551	$545

Effective Tax Rate	33%	33%	34%

Composition of Federal Income Taxes

Current:
United States	$424	$429	$377
Foreign	47	33	32

Total	471	462	409

Deferred:
United States	166	96	143
Foreign	(7)	(7)	(7)

Total	159	89	136

Federal Income Taxes	$630	$551	$545

Additional tax benefits attributable to employee stock plans allocated directly to shareholder’s equity for the years ended December 31, 2001, 2000 and 1999 were $21 million, $24 million and $17 million, respectively.

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The net deferred tax liabilities at December 31, 2001 and 2000 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

($ in millions)	2001	2000

Deferred Tax Assets:
Benefit, reinsurance and other reserves	$539	$667
Operating lease reserves	62	66
Employee benefits	104	102
Other	158	139

Total	863	974

Deferred Tax Liabilities:
Deferred acquisition costs and value of insurance in force	(968)	(843)
Investments, net	(215)	(308)
Other	(89)	(107)

Total	(1,272)	(1,258)

Net Deferred Tax Liability	$(409)	$(284)

The Company and its life insurance subsidiaries file a consolidated federal income tax return. Federal income taxes are allocated to each member of the consolidated group on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability will be paid currently to the Company. Any credits for losses will be paid by the Company to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

At December 31, 2001, the Company had no ordinary or capital loss carryforwards.

The policyholders’ surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $932 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. Distributions are not currently contemplated from this account. At current rates the maximum amount of such tax would be approximately $326 million.

8.   SHAREHOLDER’S EQUITY

Shareholder’s Equity and Dividend Availability

The Company’s statutory net income, which includes the statutory net income of all insurance subsidiaries, was $330 million, $981 million and $890 million for the years ended December 31, 2001, 2000 and 1999, respectively. The Company’s statutory capital and surplus was $5.09 billion and $5.16 billion at December 31, 2001 and 2000, respectively.

Effective January 1, 2001, the Company began preparing its statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual – version effective January 1, 2001, subject to any deviations prescribed or permitted by its domicilary insurance commissioners (see Note 1, Summary of Significant Accounting Policies, Permitted Statutory Accounting Practices). The impact of this change on statutory capital and surplus was not significant. The impact of this change on statutory net income was $119 million, related to recording equity method investment earnings as unrealized gains versus net investment income.

The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. A maximum of $586 million is available by the end of the year 2002 for such dividends without prior approval of the State of Connecticut Insurance Department, depending upon the amount and timing of the payments. The Company paid dividends of $472 million, $860 million and $550 million in 2001, 2000 and 1999, respectively.

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Accumulated Other Changes in Equity from Nonowner Sources, Net of Tax

Changes in each component of Accumulated Other Changes in Equity from Nonowner Sources were as follows:

($ in millions)	Net Unrealized Gain (Loss) On Investment Securities	Foreign Currency Translation Adjustments	Derivative Instruments And Hedging Activities	Accumulated Other Changes in Equity from Nonowner Sources

Balance, January 1, 1999	$607	$(9)	$-	$598
Unrealized losses on investment securities, net of tax of $(576)	(923)	—	—	(923)
Less: reclassification adjustment for gains included in net income, net of tax of $40	(73)	—	—	(73)

Period change	(996)	—	—	(996)

Balance, December 31, 1999	(389)	(9)	—	(398)
Unrealized gains on investment securities, net of tax of $297	451	—	—	451
Less: reclassification adjustment for losses included in net income, net of tax of $(27)	50	—	—	50
Foreign currency translation adjustment, net of tax of $1	-	1	—	1

Period change	501	1	—	502

Balance, December 31, 2000	112	(8)	—	104
Cumulative effect of change in accounting for derivative instruments and hedging activities, net of tax of $(16)	-—	—	(29)	(29)
Unrealized gain on investment securities, net of tax of $80	149	—	—	149
Less: reclassification adjustment for gains included in net income, net of tax of $44	(81)	—	—	(81)
Foreign currency translation adjustment, net of tax of $(3)	-—	(5)	—	(5)
Derivative instrument hedging activity losses, net of tax of $(35)	-—	—	(64)	(64)

Period change	68	(5)	(93)	(30)

Balance, December 31, 2001	$180	$(13)	$(93)	$74

9.   BENEFIT PLANS

Pension and Other Postretirement Benefits

The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Citigroup. In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by TPC. (See Note 16). The Company’s share of net expense for the qualified pension and other postretirement benefit plans was not significant for 2001, 2000 and 1999.

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401(k) Savings Plan

Substantially all of the Company’s employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. The Company’s expenses in connection with the 401(k) savings plan were not significant in 2001, 2000 and 1999. See Note 13.

10.   LEASES

Most leasing functions for TPC and its subsidiaries are administered by the property casualty affiliates of the Company. Rent expense related to all leases is shared by the companies on a cost allocation method based generally on estimated usage by department. Net rent expense was $26 million, $26 million, and $30 million in 2001, 2000 and 1999, respectively.

Year Ending December 31, ($ in millions)	Minimum Operating Rental Payments

2002	$46
2003	47
2004	44
2005	41
2006	43
Thereafter	220

Total Rental Payments	$441

Future sublease rental income of approximately $91 million will partially offset these commitments. Also, the Company will be reimbursed for 50% of the rental expense for a particular lease totaling $167 million, by an affiliate. Minimum future capital lease payments are not significant.

The Company is reimbursed for use of furniture and equipment through cost sharing agreements by its affiliates.

See Note 16 for additional information about lease arrangements.

11.   DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

Derivative Financial Instruments

The Company uses derivative financial instruments, including financial futures contracts, interest rate swaps, currency swaps, equity swaps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price changes and foreign currency risk. The Company, through Tribeca Investments LLC, a subsidiary that is a broker-dealer, holds and issues derivative instruments for trading purposes.

The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates that arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts, which offset asset price changes resulting from changes in market interest rates until an investment is purchased, or a product is sold. Futures contracts are commitments to buy or sell at a future date a financial instrument, commodity, or currency at a contracted price, and may be settled in cash or through delivery.

The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions. These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor’s 500 Index falls below agreed upon strike prices.

Currency option contracts are used on an ongoing basis to hedge the Company’s exposure to foreign currency exchange rates that result from the Company’s direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters contracts that give it the right, but not the obligation, to sell the foreign currency within a limited time at a contracted price that may also be settled in cash, based on differentials in the foreign exchange rate. These contracts cannot be settled prior to maturity.

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The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. The Company also enters into basis swaps in which both legs of the swap are floating with each other based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date.

The Company enters into currency swaps in connection with other financial instruments to provide greater risk diversification and better match assets purchased in U.S. Dollars with a corresponding liability originated in a foreign currency. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, foreign currency for U.S. Dollars based upon interest amounts calculated by reference to an agreed upon notional principal amount. Generally, there is an exchange of foreign currency for U.S. Dollars at the outset of the contract based upon prevailing foreign exchange rates. Swap agreements are not exchange traded so they are subject to the risk of default by the counterparty.

Forward contracts are used on an ongoing basis to hedge the Company’s exposure to foreign currency exchange rates that result from the net investment in the Company’s Canadian Operations as well as direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters into contracts to exchange foreign currency for U.S. Dollars with major financial institutions. These contracts cannot be settled prior to maturity. At the maturity date the Company must purchase the foreign currency necessary to settle the contracts.

The Company monitors the creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, credit limits and other monitoring procedures.

The following table summarizes certain information related to the Company’s hedging activities for the year ended December 31, 2001:

($ in millions)	Year Ended December 31, 2001

Hedge ineffectiveness recognized related to fair value hedges	$(4.1)
Hedge ineffectiveness recognized related to cash flow hedges	(6.2)
Cash flow transaction amount expected to be reclassified from accumulated other changes in equity from nonowner sources into pretax earnings within twelve months from 12/31/01	(110.0)
Net gain recorded in accumulated other changes in equity from nonowner sources related to net investment hedges	0.8

During the year ended December 31, 2001 there were no discontinued forecasted transactions.

In 2000, these derivative financial instruments were treated as off-balance sheet instruments. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For interest rate swaps, currency swaps, equity swaps, options and forward contracts, credit risk is limited to the amount that it would cost the Company to replace the contracts. Financial futures contracts and purchased listed option contracts have very little credit risk since organized exchanges are the counterparties.

Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to non-affiliated partnerships. The off-balance sheet risk of fixed and variable rate loan commitments was not significant at December 31, 2001 and 2000. The Company had unfunded commitments of $525.1 million and $491.2 million to these partnerships at December 31, 2001 and 2000, respectively.

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Fair Value of Certain Financial Instruments

The Company uses various financial instruments in the normal course of its business. Certain insurance contracts are excluded by Statement of Financial Accounting Standards No. 107, “Disclosure about Fair Value of Financial Instruments,” and therefore are not included in the amounts discussed.

At December 31, 2001 and 2000, investments in fixed maturities had a carrying value and a fair value of $32.1 billion and $26.8 billion, respectively. See Notes 1 and 4.

At December 31, 2001, mortgage loans had a carrying value of $2.0 billion and a fair value of $2.1 billion and at year-end 2000 had a carrying value of $2.2 billion and a fair value of $2.2 billion. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

Included in other invested assets are 987 shares of Citigroup Cumulative Preferred Stock Series YY carried at cost of $987 million at December 31, 2001 and 2000. This series YY preferred stock pays cumulative dividends at 5.321%, has a liquidation value of $1 million per share, and has perpetual duration, is not subject to a sinking fund or mandatory redemption but may be optionally redeemed by Citigroup at any time on or after December 22, 2018. Dividends totaling $52.5 million were received during 2001, 2000 and 1999, respectively. There is no established market for this investment and it is not practicable to estimate the fair value of the preferred stock.

At December 31, 2001, contractholder funds with defined maturities had a carrying value of $9.5 billion and a fair value of $10.0 billion, compared with a carrying value and a fair value of $6.8 billion and $6.7 billion at December 31, 2000. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company’s credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $10.6 billion and a fair value of $10.3 billion at December 31, 2001, compared with a carrying value of $10.1 billion and a fair value of $9.9 billion at December 31, 2000. These contracts generally are valued at surrender value.

The carrying values of $495 million and $588 million of financial instruments classified as other assets approximated their fair values at December 31, 2001 and 2000, respectively. The carrying values of $1.5 billion and $2.4 billion of financial instruments classified as other liabilities also approximated their fair values at December 31, 2001 and 2000, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

The assets of separate accounts providing a guaranteed return had a carrying value and a fair value of $507 million at December 31, 2001, compared with a carrying value and a fair value of $376 million at December 31, 2000. The liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $507 million at December 31, 2001, compared with a carrying value and a fair value of $376 million at December 31, 2000.

The carrying values of cash, trading securities and trading securities sold not yet purchased are carried at fair value. The carrying values of short-term securities and investment income accrued approximated their fair values.

The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

12.   COMMITMENTS AND CONTINGENCIES

Financial Instruments with Off-Balance Sheet Risk

See Note 11 for a discussion of financial instruments with off-balance sheet risk.

Litigation

In March 1997, a purported class action entitled Patterman v. The Travelers, Inc., et al. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. From February 1998 through April 2000, various motions for transfer of the lawsuit were heard and appealed. In April 2000, the matter was remanded to the Superior Court of Richmond County by the Georgia Supreme Court. Also, in April 2000 defendants moved for summary judgement on all counts of the complaint. Discovery commenced in May 2000. Defendants intend to vigorously contest the litigation.

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TIC and its subsidiaries are defendants or co-defendants in various other litigation matters in the normal course of business. These include civil actions, arbitration proceedings and other matters arising in the normal course of business out of activities as an insurance company, a broker and dealer in securities or otherwise. In the opinion of the Company’s management, the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.

13.   RELATED PARTY TRANSACTIONS

Certain administrative and data processing services are provided to the Company by its property casualty affiliates. Investment advisory and management services are provided to the Company by other affiliates. The Company provides various employee benefits coverages to employees of certain subsidiaries of TPC. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census. Charges for these services are shared by the companies on cost allocation methods based generally on estimated usage by department. The amounts due from affiliates included in other assets in 2001 and 2000 were $88.2 million and $50.0 million, respectively. See Note 16.

The Company maintains a short-term investment pool in which its insurance affiliates participate. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2001 and 2000, the pool totaled approximately $5.6 billion and $4.4 billion, respectively. The Company’s share of the pool amounted to $2.6 billion and $1.8 billion at December 31, 2001 and 2000, respectively, and is included in short-term securities in the consolidated balance sheets.

The Company markets deferred annuity products and life insurance through its affiliate, Salomon Smith Barney (SSB). Annuity deposits related to these products were $1.5 billion, $1.8 billion, and $1.3 billion in 2001, 2000 and 1999, respectively. Life premiums were $96.5 million, $77.0 million and $60.9 million in 2001, 2000 and 1999, respectively.

The Company also markets individual annuity and life insurance through CitiStreet Retirement Services LLC, a division of CitiStreet, a joint venture between Citigroup and State Street Bank. Deposits received from CitiStreet Retirement Services, LLC were $1.6 billion, $1.8 billion and $1.6 billion in 2001, 2000 and 1999, respectively.

Primerica Financial Services, Inc. (Primerica), an affiliate, is a distributor of products for TLA. Primerica sold $901 million, $1.03 billion and $903 million of individual annuities in 2001, 2000 and 1999, respectively.

The Company markets individual annuity products through an affiliate Citibank, N.A. (Citibank). Deposits received from Citibank were $564 million and $392 million in 2001 and 2000, respectively, and were insignificant in 1999.

The Company sells structured settlement annuities to its property casualty affiliates in connection with the settlement of certain policyholder obligations. Such premiums and deposits were $194 million, $191 million, and $156 million for 2001, 2000 and 1999, respectively. Reserves and contractholder funds related to these annuities amounted to $825 million and $811 million in 2001 and 2000, respectively.

At December 31, 2001 and 2000 the Company had outstanding loaned securities to SSB for $413.5 million and $234.1 million, respectively.

Included in other invested assets is a $987 million investment in Citigroup preferred stock at December 31, 2001 and 2000, carried at cost. Dividends received on this investment were $52.5 million in 2001, and 2000 and 1999.

The Company had investments in an affiliated joint venture, Tishman Speyer, in the amount of $310.9 million and $355.5 million at December 31, 2001 and 2000, respectively. Income of $65.5 million, $67.0 million and $109.5 million was earned on these investments in 2001, 2000 and 1999, respectively.

The Company also had an investment in Greenwich Street Capital Partners I, an affiliated private equity investment, in the amount of $21.6 million and $74.2 million at December 31, 2001 and 2000, respectively. Income (loss) of $(41.6) million, $8.1 million and $9.9 million were earned on this investment in 2001, 2000 and 1999, respectively.

In the ordinary course of business, the Company purchases and sells securities through affiliated broker-dealers. These transactions are conducted on an arm’s length basis.

Primerica Life has entered into a General Agency Agreement with Primerica, that provides that Primerica will be Primerica Life’s general agent for marketing all insurance of Primerica Life. In consideration of such services, Primerica Life agreed to pay Primerica marketing fees of no less than $10 million based upon U.S. gross direct

28

premiums received by Primerica Life. In each of 2001, 2000, and 1999 the fees paid by Primerica Life were $12.5 million.

The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and other employees. To further encourage employee stock ownership, Citigroup introduced the WealthBuilder stock option program during 1997 and the Citigroup Ownership Program in 2001. Under this program, all employees meeting established requirements have been granted Citigroup stock options. During 2000 and 2001, Citigroup introduced the Citigroup 2000 Stock Purchase Plan and Citigroup 2001 Stock Purchase Program for new employees, which allowed eligible employees of Citigroup, including the Company’s employees, to enter into fixed subscription agreements to purchase shares at the market value on the date of the agreements. Enrolled employees are permitted to make one purchase prior to the expiration date. The Company’s charge to income was insignificant in 2001, 2000 and 1999.

The Company also participates in the Citigroup Capital Accumulation Program. Participating officers and other employees receive a restricted stock award in the form of Citigroup common stock. These restricted stock awards generally vest after a three-year period and, except under limited circumstances, the stock can not be sold or transferred during the restricted period by the participant, who is required to render service to the Company during the restricted period. The Company’s charge to income was insignificant in 2001, 2000 and 1999.

Unearned compensation expense associated with the Citigroup restricted common stock grants, which represents the market value of Citigroup’s common stock at the date of grant, is included with other assets in the Consolidated Balance Sheet and is recognized as a charge to income ratably over the vesting period. The Company’s charge to income was insignificant during 2001, 2000 and 1999.

The Company applies Accounting Principles Board Opinion No. 25 (APB 25) and related interpretations in accounting for stock options. Since stock options under the Citigroup plans are issued at fair market value on the date of award, no compensation cost has been recognized for these awards. FAS 123 provides an alternative to APB 25 whereby fair values may be ascribed to options using a valuation model and amortized to compensation cost over the vesting period of the options.

Had the Company applied FAS 123 in accounting for Citigroup stock options, net income would have been the pro forma amounts indicated below:

	Year Ended December 31,

($ in millions)	2001	2000	1999

Net income, as reported	$1,272	$1,103	$1,047
FAS 123 pro forma adjustments, after tax	(15)	(19)	(16)
Net income, pro forma	$1,257	$1,084	$1,031

The assumptions used in applying FAS 123 to account for Citigroup stock options were as follows:

	Year Ended December 31,

	2001	2000	1999

Expected volatility of Citigroup Stock	38.31%	41.5%	44.1%
Risk-free interest rate	4.42%	6.23%	5.29%
Expected annual dividend per Citigroup share	$0.92	$0.78	$0.47
Expected annual forfeiture rate	5%	5%	5%

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14.   RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES

The following table reconciles net income to net cash provided by operating activities:

	For The Year Ended December 31,

($ in millions)	2001	2000	1999

Net Income from Continuing Operations	$1,281	$1,103	$1,047
Adjustments to reconcile net income to net cash provided by operating activities:
Realized (gains) losses	(125)	77	(113)
Deferred federal income taxes	159	89	136
Amortization of deferred policy acquisition costs	379	347	315
Additions to deferred policy acquisition costs	(851)	(792)	(686)
Investment income	(493)	(384)	(221)
Premium balances	7	20	(13)
Insurance reserves and accrued expenses	686	559	411
Other	237	221	99

Net cash provided by operations	$1,280	$1,240	$975

15.   NON-CASH INVESTING AND FINANCING ACTIVITIES

Significant non-cash investing and financing activities include the acquisition of real estate through foreclosures of mortgage loans amounting to $205 million in 1999. Foreclosures in 2001 and 2000 were insignificant.

16.   SUBSEQUENT EVENTS

On February 8, 2002, TPC filed a registration statement with the Securities and Exchange Commission in connection with the proposed offering of a minority interest in TPC. Citigroup has announced its plan to make a tax-free distribution of a portion of its remaining interest in TPC by year-end 2002. Prior to the proposed offering, the Company will be distributed to by TPC to TPC’s immediate parent company, so that the Company will remain an indirect wholly owned subsidiary of Citigroup after the offering. Therefore, all retirement and post retirement plans previously provided to Company employees by TPC will be administered by Citigroup. Prior to the offering, TIC intends to sell its home office buildings in Hartford, Connecticut and a building in Norcross, Georgia housing TPC’s information systems department to TPC for $68 million. The company will have the right to continue to use the names “Travelers Life & Annuity,” “The Travelers Insurance Company, ” “The Travelers Life and Annuity Company,” and the related names in connection with the Company’s business. Currently, TIC and TLAC share services with the property casualty subsidiaries of TPC. These services, which include leasing arrangements, facilities management, banking and financial functions, benefit coverages, data processing services, a short-term investment pool and others, will be phased out over a brief period of time if the transaction is completed. If the distribution does not occur, these services will likely continue for the foreseeable future.

In connection with the proposed distribution described above, on February 27, 2002, TPC exchanged the 50,793,450 shares of Citigroup common stock owned by it for 2,225 shares of Citigroup’s 6.767% Cumulative Preferred Stock, Series YYY, par value $1.00 per share and liquidation value $1 million per share. The exchange ratio was based on the closing price of Citigroup’s common stock on the New York Stock Exchange on February 25, 2002. Prior to the proposed TPC offering, TPC will contribute the Series YYY Preferred Stock to the Company.

Item 9.	Changes In and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

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PART III

Item 10.	Directors and Executive Officers of the Registrant.

Omitted pursuant to General Instruction I(2)(c) of Form 10-K.

Item 11.	Executive Compensation.

Omitted pursuant to General Instruction I(2)(c) of Form 10-K.

Item 12.	Security Ownership of Certain Beneficial Owners and Management.

Omitted pursuant to General Instruction I(2)(c) of Form 10-K.

Item 13.	Certain Relationships and Related Transactions.

Omitted pursuant to General Instruction I(2)(c) of Form 10-K.

PART IV

Item 14.	Exhibits, Financial Statement Schedules, and Reports on Form 8-K.

              (a)   Documents filed:

               (1)   Financial Statements. See index on page 15 of this report.

               (2)   Financial Statement Schedules. See index on page 58 of this report.

               (3)   Exhibits. See Exhibit Index on page 56.

              (b)   Reports on Form 8-K:

               None

EXHIBIT INDEX

Exhibit No.	Description
3.	Articles of Incorporation and By-Laws
	a.)	Charter of The Travelers Insurance Company (the “Company”), as effective October 19, 1994, incorporated by reference to Exhibit 3.01 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1994 (File No. 33-33691) (the “Company’s September 30, 1994 10-Q”).
	b.)	By-laws of the Company, as effective October 20, 1994, incorporated by reference to Exhibit 3.02 to the Company’s September 30, 1994 10-Q.
10.	Lease for office space in Hartford, Connecticut dated as of April 2, 1996, by and between the Company and The Travelers Indemnity Company, incorporated by reference to Exhibit 10.14 to the Annual Report on Form 10-K of Travelers Property Casualty Corp. for the fiscal year ended December 31, 1996 (File No. 1-14328).
21.	Subsidiaries of the Registrant: Omitted pursuant to General Instruction I(2)(b) of Form 10-K.

31

SIGNATURES

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 15th day of March, 2002.

THE TRAVELERS INSURANCE COMPANY (Registrant)
By:	/s/ Glenn D. Lammey

Glenn D. Lammey Executive Vice President, Chief Financial Officer and Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons on behalf of the registrant and in the capacities indicated on the 15th day of March, 2002.

Signature	Capacity

/s/ George C. Kokulis (George C. Kokulis)	Director and Chief Executive Officer (Principal Executive Officer)

/s/ Glenn D. Lammey (Glenn D. Lammey)	Director, Chief Financial Officer and Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)

/s/ William R. Hogan (William R. Hogan)	Director

/s/ Marla Berman Lewitus (Marla Berman Lewitus)	Director

Supplemental Information to be Furnished With Reports Filed Pursuant to Section 15(d) of the Act by Registrants Which Have Not Registered Securities pursuant to Section 12 of the Act: NONE

No Annual Report to Security Holders covering the registrant’s last fiscal year or proxy material with respect to any meeting of security holders has been sent, or will be sent, to security holders.

32

INDEX TO FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES

Page

The Travelers Insurance Company and Subsidiaries
Independent Auditors’ Report	*
Consolidated Statements of Income	*
Consolidated Balance Sheets	*
Consolidated Statements of Changes In Retained Earnings and Accumulated Other Changes in Equity from Nonowner Sources	*
Consolidated Statements of Cash Flows	*
Notes to Consolidated Financial Statements	*
Independent Auditors’ Report	59
Schedule I — Summary of Investments — Other than Investments in Related Parties 2001	60
Schedule III — Supplementary Insurance Information 1999-2001	61
Schedule IV — Reinsurance 1999-2001	62

All other schedules are inapplicable for this filing.

*  See index on page 15

33

Independent Auditors’ Report

The Board of Directors and Shareholder
The Travelers Insurance Company:

Under date of January 17, 2002, except as to Note 16, which is as of February 27, 2002, we reported on the consolidated balance sheets of The Travelers Insurance Company and subsidiaries as of December 31, 2001 and 2000, and the related consolidated statements of income, changes in retained earnings and accumulated other changes in equity from nonowner sources, and cash flows for each of the years in the three-year period ended December 31, 2001, which are included in this Form 10-K. In connection with our audits of the aforementioned consolidated financial statements, we also audited the related financial statement schedules as listed in the accompanying index. These financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

In our opinion, such financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/KPMG LLP

Hartford, Connecticut
January 17, 2002, except as to
Note 16, which is as of February 27, 2002

34

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE I
SUMMARY OF INVESTMENTS — OTHER THAN INVESTMENTS IN RELATED PARTIES
December 31, 2001
($ in millions)

	Cost	Value	Amount Shown in Balance Sheet (1)

Type of Investment
Fixed Maturities:
Bonds:
U.S. Government and government agencies and authorities	$5,485	$5,447	$5,447
States, municipalities and political subdivisions	108	111	111
Foreign governments	810	851	851
Public utilities	3,249	3,280	3,280
Convertible bonds and bonds with warrants attached	343	353	353
All other corporate bonds	21,564	21,855	21,855

Total Bonds	31,559	31,897	31,897
Redeemable preferred stocks	171	175	175

Total Fixed Maturities	31,730	32,072	32,072

Equity Securities:
Common Stocks:
Banks, trust and insurance companies	9	10	10
Industrial, miscellaneous and all other(2)	30	34	34

Total Common Stocks	39	44	44
Nonredeemable preferred stocks	375	371	371

Total Equity Securities	414	415	415

Mortgage Loans	1,995		1,995
Real Estate Held For Sale	55		55
Policy Loans	1,208		1,208
Short-Term Securities	3,053		3,053
Other Investments (3) (4) (5)	3,077		3,053

Total Investments	$41,532		$41,851

______________

(1)	Determined in accordance with methods described in Notes 1 and 4 of the Notes to Consolidated Financial Statements.

(2)	Excludes $57 million related party investment.

(3)	Excludes $987 million of Citigroup Inc. preferred stock. See Note 13 of Notes to Consolidated Financial Statements.

(4)	Also excludes $325 million fair value of investment in affiliated partnership interests.

(()	Includes derivatives marked to market and recorded at fair value in the balance sheet.

35

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE III
SUPPLEMENTARY INSURANCE INFORMATION
($ in millions)

	Deferred policy acquisition costs	Future policy benefits, losses, claims and loss expenses(1)	Other policy claims and benefits payable	Premium revenue	Net investment income	Benefits, claims and losses(2)	Amortization of deferred policy acquisition costs	Other operating expenses	Premiums written

2001
Travelers Life & Annuity	$1,672	$33,475	$368	$957	$2,530	$2,534	$171	$154	$955
Primerica Life	1,789	3,044	144	1,145	301	507	208	217	1,157

Total	$3,461	$36,519	$512	$2,102	$2,831	$3,041	$379	$371	$2,112

2000
Travelers Life & Annuity	$1,291	$29,377	$321	$860	$2,450	$2,294	$166	$233	$859
Primerica Life	1,698	2,856	140	1,106	280	496	181	230	1,115

Total	$2,989	$32,233	$461	$1,966	$2,730	$2,790	$347	$463	$1,974

1999
Travelers Life & Annuity	$1,081	$26,958	$280	$656	$2,249	$1,954	$127	$322	$666
Primerica Life	1,607	2,734	158	1,072	257	488	188	197	1,080

Total	$2,688	$29,692	$438	$1,728	$2,506	$2,442	$315	$519	$1,746

______________

(1)	Includes contractholder funds.

(2)	Includes interest credited to contractholders.

36

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE IV
REINSURANCE
($ in millions)

	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net

2001
Life Insurance In Force	$510,457	$285,696	$3,636	$228,397	1.6%
Premiums:
Life insurance	2,378		—	2,026	—
Accident and health insurance	321	246	1	76	—
Property casualty	180	180	—	—	—

Total Premiums	$2,879	$778	$1	$2,102	—

2000
Life Insurance In Force	$480,958	$252,498	$3,692	$232,152	1.6%
Premiums:
Life insurance	2,106	330	—	1,776	—
Accident and health insurance	322	132	—	190	—
Property casualty	216	216	—	—	—

Total Premiums	$2,644	$678	$—	$1,966	—

1999
Life Insurance In Force	$457,541	$222,522	$3,723	$238,742	1.6%
Premiums:
Life insurance	1,768	313	—	1,455	—
Accident and health insurance	287	14	—	273	—
Property casualty	193	193	—	—	—

Total Premiums	$2,248	$520	$—	$1,728	—

37

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange
Act of 1934, the undersigned Registrant hereby undertakes to file with the
Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the
Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

Sections 33-770 et seq inclusive of the Connecticut General Statutes ("C.G.S.")
regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant.
This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of
1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

               UNDERTAKING TO REPRESENT REASONABLENESS OF CHARGES

The Company hereby represents that the aggregate charges under the Policy of the
Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

1.      The facing sheet.
2.      The Prospectus.
3.      The undertaking to file reports.
4.      The signatures.

Written consents of the following persons:

A       Consent of Deputy General Counsel, to the filing of her opinion as an exhibit to this Registration Statement and to the reference to her opinion under the caption "Legal Proceedings and Opinion" in the
        Prospectus. (See Exhibit 11 below.)

B.      Consent and Actuarial Opinion pertaining to the illustrations contained in the prospectus filed herewith.

C.      Consent of KPMG LLP, Independent Auditors filed herewith.

D.      Powers of Attorney.  (See Exhibit 12 below.)

EXHIBITS

1.      Resolution of the Board of Directors of The Travelers Insurance Company
        authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to the Registration Statement on S-6, File No.
        333-71349, filed January 28, 1999.)

2.      Not Applicable.

3(a).   Distribution and Principal Underwriting Agreement among the Registrant,
        The Travelers Insurance Company and Travelers Distribution LLC
        (Incorporated herein by reference to Exhibit 3(a) to Post Effective
        Amendment No. 4 to the Registration Statement on Form N-4, File No.
        333-58783 filed February 26, 2001.)

3(b).   Selling Agreement, including schedule of sales commissions.
        (Incorporated herein by reference to Exhibit 3(b) to Post-Effective
        Amendment No. 2 to the Registration Statement on Form S-6, File No.
        333-71349, filed April 20, 2001.)

4.      None

5.      Variable Life Insurance Contracts. (Incorporated herein by reference to
        Exhibit 5. to Pre-Effective Amendment No. 1 to the Registration
        Statement on Form S-6 filed April 18, 2001.)

6(a).   Charter of The Travelers Insurance Company, as amended on October 19,
        1994. (Incorporated herein by reference to Exhibit 6(a) to the
        Registration Statement filed on Form N-4, File No. 333-40193, filed
        November 13, 1997.)

6(b).   By-Laws of The Travelers Insurance Company, as amended on October 20,
        1994. (Incorporated herein by reference to Exhibit 6(b) to the
        Registration Statement filed on Form N-4, File No. 333-40193, filed
        November 13, 1997.)

7.      None

8.      Specimen Participation Agreements. (Incorporated herein by reference to
        Exhibit 5. to Pre-Effective Amendment No. 1 to the Registration
        Statement on Form S-6 filed April 18, 2001.)

9.      None

10.     Application for Variable Life Insurance Contracts. (Incorporated herein by reference to Exhibit 10. to Pre-Effective Amendment No. 1 to the
        Registration Statement on Form S-6 filed April 18, 2000.)

11.     Opinion of counsel as to the legality of the securities being registered. (Incorporated herein by reference to Exhibit 11. to
        Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6
        filed April 18, 2001.)

12(a).  Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Jay S. Benet, J. Eric Daniels, George C. Kokulis,
        Katherine M. Sullivan and Marc P. Weill. (Incorporated herein by reference to Exhibit 12 to the Registration Statement on S-6, File No.
        333-71349, filed January 28, 1999.)

12(b).  Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for George C. Kokulis, Katherine M. Sullivan and Glenn D.
        Lammey. (Incorporated herein by reference to Exhibit 12 to Pre-Effective
        Amendment No. 1 to the Registration Statement on Form S-6 filed April
        18, 2001.)

12(c).  Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Glenn D. Lammey, Marla Berman Lewitus and William R. Hogan
        (Incorporated herein by reference to Exhibit 12 to Post-Effective
        Amendment No. 2 to the Registration Statement on Form S-6, File No.
        333-71349, filed April 20, 2001.)

        Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatories for Kathleen A. Preston. (Incorporated herein by reference to Exhibit 12, to the Post-Effective Amendment No. 3 to the Registration
        Statement on Form S-6, File No. 333-71349, filed April 24, 2002.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, The
Travelers Fund UL III for Variable Life Insurance, certifies that it meets all of the requirements for effectiveness of this post-effective amendment to this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the city of Hartford and state of
Connecticut, on the 24th day of April 2002.

              THE TRAVELERS FUND UL III FOR VARIABLE LIFE INSURANCE
                                  (Registrant)

                         THE TRAVELERS INSURANCE COMPANY
                                   (Depositor)

                                  By: *GLENN D. LAMMEY
                                      -----------------------------------------
                                       Glenn D. Lammey, Chief Financial Officer,
                                       Chief Accounting Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated
on the 24th day of April 2002.

*GEORGE C. KOKULIS                   Director, Chairman of the Board, President
--------------------------           and Chief Executive Officer
 (George C. Kokulis)                 (Principal Executive Officer

*GLENN D. LAMMEY                     Director, Chief Financial Officer
--------------------------           Chief Accounting Officer
 (Glenn D. Lammey)                   (Principal Financial Officer)

*MARLA BERMAN LEWITUS                Director,
--------------------------
 (Marla Berman Lewitus)

*KATHLEEN A. PRESTON                 Director
--------------------------
 (Kathleen A. Preston)

*By: /s/ Ernest J. Wright, Attorney-in-Fact

                                  EXHIBIT INDEX
                                  -------------

WRITTEN CONSENTS                                              METHOD OF FILING
----------------                                              ----------------

B.      Consent and Actuarial Opinion pertaining to the       Electronically
        illustrations contained in the prospectus.

C.      Consent of KPMG LLP, Independent Auditors.            Electronically

EXHIBITS

None

                                                                    Attachment B

Re: Travelers' Corporate Owned Life Insurance ("COLI 2000") (File No. 333-94779)
    The Travelers Fund UL III for Variable Life Insurance

Dear Sir or Madam:

In my capacity as Actuary of The Travelers Insurance Company, I have provided actuarial advice concerning Travelers' COLI 2000 product. I also provided actuarial advice concerning the preparation of the Registration Statement on
Form S-6, File No. 333-94779 (the "Registration Statement") for filing with the
Securities and Exchange Commission under the Securities Act of 1933 in connection with the Policy.

In my opinion the illustrations of benefits under the Policies included in the prospectus under the caption "Illustrations of Death Benefit, Cash Values and
Cash Surrender Values" are, based on the assumptions stated in the illustrations, consistent with the provisions of the Policies. Also, in my opinion the age selected in the illustrations is representative of the manner in which the Policies operate.

I hereby consent to the use of this opinion as an exhibit to the Registration
Statement.

Very truly yours,

/s/ Kevin Healy, FSA, MAAA
Pricing Actuary
Product Development
April 15, 2002

                                                                    Attachment C

                          INDEPENDENT AUDITORS' CONSENT

Board of Directors
The Travelers Insurance Company:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus. Our reports covering the
December 31, 2001 financial statements and schedules of The Travelers Insurance
Company and subsidiaries refer to changes in accounting for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/ KPMG LLP

Hartford, Connecticut
April 19, 2002